                                                                     Exhibit 4.1

                       CHASE MORTGAGE FINANCE CORPORATION,

                                   DEPOSITOR,

                           JPMORGAN CHASE BANK, N.A.,

                                    SERVICER,

                           JPMORGAN CHASE BANK, N.A.,

                                   CUSTODIAN,

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                                  PAYING AGENT

                                       AND

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                                     TRUSTEE

                         POOLING AND SERVICING AGREEMENT
                            Dated as of April 1, 2007

                                 $1,075,181,900
                 Multi-Class Mortgage Pass-Through Certificates
                                 Series 2007-S3

ARTICLE I  DEFINITIONS......................................................................................................      1
ARTICLE II CONVEYANCE OF MORTGAGE LOANS; TRUST FUND.........................................................................     45
   Section 2.01   Conveyance of Mortgage Loans..............................................................................     45
   Section 2.02   Acceptance by Trustee.....................................................................................     49
   Section 2.03   Trust Fund; Authentication of Certificates................................................................     50
   Section 2.04   REMIC Elections...........................................................................................     50
   Section 2.05   Permitted Activities of Trust.............................................................................     57
   Section 2.06   Qualifying Special Purpose Entity.........................................................................     57
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR AND THE SERVICER; REPURCHASE OF MORTGAGE LOANS..................     57
   Section 3.01   Representations and Warranties of the Depositor with respect to the Mortgage Loans........................     57
   Section 3.02   Representations and Warranties of the Servicer............................................................     65
   Section 3.03   Option to Substitute......................................................................................     65
ARTICLE IV THE CERTIFICATES.................................................................................................     66
   Section 4.01   The Certificates..........................................................................................     66
   Section 4.02   Registration of Transfer and Exchange of Certificates.....................................................     69
   Section 4.03   Mutilated, Destroyed, Lost or Stolen Certificates.........................................................     73
   Section 4.04   Persons Deemed Owners.....................................................................................     73
   Section 4.05   Appointment of Paying Agent and Certificate Registrar; Certificate Account................................     73
   Section 4.06   Authenticating Agents.....................................................................................     74
ARTICLE V ADMINISTRATION AND SERVICING OF MORTGAGE LOANS....................................................................     75
   Section 5.01   Servicer to Service Mortgage Loans........................................................................     75
   Section 5.02   Sub-Servicing Agreements Between Servicer and Sub-Servicers; Enforcement of Sub-Servicer's Obligations....     76
   Section 5.03   Successor Sub-Servicers...................................................................................     76
   Section 5.04   Liability of the Servicer.................................................................................     76
   Section 5.05   No Contractual Relationship Between Sub-Servicer and Trustee or Certificateholders........................     77
   Section 5.06   Termination of Sub-Servicing Agreement....................................................................     77
   Section 5.07   Collection of Mortgage Loan Payments......................................................................     77
   Section 5.08   Establishment of Collection Account; Deposit in Collection Account........................................     77
   Section 5.09   Permitted Withdrawals from the Collection Account.........................................................     78
   Section 5.10   Establishment of Escrow Account; Deposits in Escrow Account...............................................     79
   Section 5.11   Permitted Withdrawals from Escrow Account.................................................................     79

   Section 5.12   Payment of Taxes, Insurance and Other Charges.............................................................     80
   Section 5.13   Transfer of Accounts......................................................................................     80
   Section 5.14   [Reserved]................................................................................................     80
   Section 5.15   Maintenance of the Primary Insurance Policies.............................................................     80
   Section 5.16   Maintenance of Standard Hazard Policies...................................................................     80
   Section 5.17   [Reserved]................................................................................................     81
   Section 5.18   [Reserved]................................................................................................     81
   Section 5.19   Fidelity Bond and Errors and Omissions Insurance..........................................................     81
   Section 5.20   Collections under Insurance Policies; Enforcement of Due-On-Sale Clauses; Assumption Agreements...........     81
   Section 5.21   Income and Realization from Defaulted Mortgage Loans......................................................     82
   Section 5.22   Trustee to Cooperate; Release of Mortgage Files...........................................................     83
   Section 5.23   Servicing and Other Compensation..........................................................................     85
   Section 5.24   1934 Act Reports..........................................................................................     85
   Section 5.25   Annual Statement as to Compliance.........................................................................     87
   Section 5.26   Assessment of Compliance and Independent Public Accountants' Attestation; Financial Statements ...........     87
   Section 5.27   Access to Certain Documentation; Rights of the Depositor in Respect of the Servicer.......................     89
   Section 5.28   REMIC-Related Covenants...................................................................................     90
   Section 5.29   Reserve Fund; Yield Maintenance Agreement.................................................................     91
ARTICLE VI PAYMENTS TO THE CERTIFICATEHOLDERS...............................................................................     93
   Section 6.01   Distributions.............................................................................................     93
   Section 6.02   Statements to the Certificateholders......................................................................    100
   Section 6.03   Advances by the Servicer..................................................................................    103
   Section 6.04   Allocation of Realized Losses.............................................................................    103
   Section 6.05   Compensating Interest; Allocation of Certain Interest Shortfalls..........................................    105
   Section 6.06   Subordination.............................................................................................    107
   Section 6.07   Determination of LIBOR....................................................................................    107
ARTICLE VII REPORTS TO BE PREPARED BY THE SERVICER..........................................................................    108
   Section 7.01   Servicer Shall Provide Information as Reasonably Required.................................................    108
   Section 7.02   Federal Information Returns and Reports to Certificateholders.............................................    108
ARTICLE VIII THE DEPOSITOR AND THE SERVICER.................................................................................    109
   Section 8.01   Indemnification; Third Party Claims.......................................................................    109
   Section 8.02   Merger or Consolidation of the Depositor or the Servicer..................................................    109

   Section 8.03   Limitation on Liability of the Depositor, the Servicer, the Trustee and Others............................    110
   Section 8.04   Depositor and Servicer Not to Resign......................................................................    110
   Section 8.05   Successor to the Servicer.................................................................................    111
   Section 8.06   Maintenance of Ratings....................................................................................    112
ARTICLE IX DEFAULT..........................................................................................................    112
   Section 9.01   Events of Default.........................................................................................    112
   Section 9.02   Waiver of Defaults........................................................................................    113
   Section 9.03   Trustee to Act; Appointment of Successor..................................................................    113
   Section 9.04   Notification to Certificateholders and the Rating Agencies................................................    113
ARTICLE X CONCERNING THE TRUSTEE............................................................................................    114
   Section 10.01  Duties of Trustee.........................................................................................    114
   Section 10.02  Certain Matters Affecting the Trustee....................................................................     114
   Section 10.03  Trustee Not Liable for Certificates or Mortgage Loans.....................................................    115
   Section 10.04  Trustee May Own Certificates..............................................................................    116
   Section 10.05  Fees and Expenses.........................................................................................    116
   Section 10.06  Eligibility Requirements for Trustee......................................................................    116
   Section 10.07  Resignation and Removal of the Trustee....................................................................    116
   Section 10.08  Successor Trustee.........................................................................................    117
   Section 10.09  Merger or Consolidation of Trustee........................................................................    117
   Section 10.10  Appointment of Co-Trustee or Separate Trustee.............................................................    118
   Section 10.11  Appointment of Office or Agency...........................................................................    118
   Section 10.12  Indemnification...........................................................................................    118
ARTICLE XI TERMINATION......................................................................................................    119
   Section 11.01  Termination...............................................................................................    119
ARTICLE XII MISCELLANEOUS PROVISIONS........................................................................................    121
   Section 12.01  Severability of Provisions................................................................................    121
   Section 12.02  Limitation on Rights of Certificateholders................................................................    121
   Section 12.03  Amendment.................................................................................................    121
   Section 12.04  Counterparts..............................................................................................    122
   Section 12.05  Duration of Agreement.....................................................................................    122
   Section 12.06  Governing Law.............................................................................................    122
   Section 12.07  Notices...................................................................................................    122
   Section 12.08  Further Assurances........................................................................................    123

EXHIBIT A      MORTGAGE LOAN SCHEDULES
EXHIBIT B      CONTENTS OF MORTGAGE FILE
EXHIBIT C      FORM OF CLASS A CERTIFICATE
EXHIBIT D      FORM OF CLASS M CERTIFICATE
EXHIBIT E      FORM OF CLASS B CERTIFICATE
EXHIBIT F      FORM OF CLASS A-R CERTIFICATE
EXHIBIT G      FORM OF TRUSTEE CERTIFICATION
EXHIBIT H      FORM OF INVESTMENT LETTER
EXHIBIT I      FORM OF RULE 144A INVESTMENT LETTER
EXHIBIT J      FORM OF SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT
EXHIBIT K      FORM OF CLASS A-R TRANSFEREE LETTER
EXHIBIT K-1    FORM OF CLASS A-R TRANSFEROR LETTER
EXHIBIT L      REQUEST FOR RELEASE OF DOCUMENTS
EXHIBIT M      FORM OF TRANSFEREE ERISA REPRESENTATION LETTER
EXHIBIT N      PERMITTED EXCHANGEABLE CERTIFICATE COMBINATIONS
EXHIBIT O      FORM OF OFFICER'S CERTIficate (PAYING AGENT)
EXHIBIT P      LETTER OF REPRESENTATIONS
EXHIBIT Q      FORM OF TRUST AGREEMENT
EXHIBIT R      SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE
EXHIBIT S      FORM OF SARBANES-OXLEY CERTIFICATION
EXHIBIT T      FORM OF ITEM 1123 CERTIFICATION OF SERVICER
EXHIBIT U      FORM OF CLASS 1-A1 YIELD MAINTENANCE AGREEMENT
EXHIBIT U-1    FORM OF CLASS 1-A8 YIELD MAINTENANCE AGREEMENT
EXHIBIT V      PLANNED PRINCIPAL BALANCES FOR THE CLASS 1-A16, CLASS 1-A18,
               CLASS 1-A19, CLASS 1-A21, CLASS 1-A22, CLASS 1-A23 AND CLASS
               1-A24 CERTIFICATES
EXHIBIT W      TARGETED PRINCIPAL BALANCES FOR THE CLASS 1-A1 AND CLASS 1-A3
               CERTIFICATES
SCHEDULE X     1934 ACT FORM 8-K REPORTING OBLIGATIONS
SCHEDULE Y     1934 ACT FORM 10-D REPORTING OBLIGATIONS
SCHEDULE Z     1934 ACT FORM 10-K REPORTING OBLIGATIONS

      This Pooling and Servicing Agreement, dated as of April 1, 2007, is executed among Chase Mortgage Finance Corporation, as depositor (together with its permitted successors and assigns, the "Depositor"), JPMorgan Chase Bank, N.A. ("Chase"), as servicer (in such capacity, together with its permitted successors and assigns, the "Servicer"), JPMorgan Chase Bank, N.A., as custodian (in such capacity, together with its permitted successors and assigns, the "Custodian"), The Bank of New York Trust Company, N.A., as paying agent (in such capacity, together with its permitted successors and assigns, the "Paying Agent") and The Bank of New York Trust Company, N.A., as trustee (in such capacity, together with its permitted successors and assigns, the "Trustee").

      In consideration of the premises and the mutual agreements hereinafter set forth, the Depositor, the Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      ACCEPTED SERVICING PRACTICES: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan) is located, and which are in accordance with FNMA servicing practices and procedures for MBS pool mortgages (as defined in the FNMA Guides including future updates).

      ACCOUNTANT'S ATTESTATION: As defined in Section 5.26(b).

      ADDITIONAL FORM 10-D DISCLOSURE: As defined in Section 5.24(b).

      ADDITIONAL FORM 10-K DISCLOSURE: As defined in Section 5.24(d).

      ADVANCE: The aggregate of the advances made by the Servicer with respect to a particular Distribution Date pursuant to Section 6.03.

      AFFILIATE: With respect to any specified Person, any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      AGENCY & TRUST OFFICE: With respect to the Trustee, the office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at 601 Travis, 16th Floor, Houston, Texas 77002; and, with respect to the Paying Agent, the office of the Paying Agent at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at 601 Travis, 16th Floor, Houston, Texas 77002.

      AGGREGATE SUBORDINATED PERCENTAGE: As defined in Section
6.01(I)(b)(vii)(A).

      AGREEMENT: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

      APPRAISED VALUE: The value set forth in an appraisal or recertification document made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property (or the related residential dwelling unit in the Underlying Mortgaged Property, in the case of a Co-op Loan).

      ASSESSMENT OF COMPLIANCE: As defined in Section 5.26(a).

      ASSIGNMENT OF MORTGAGE: An assignment of the Mortgage, notice of transfer (or UCC-3 assignment (or equivalent instrument) with respect to each Co-op Loan) or equivalent instrument, in recordable form (except in the case of a Co-op
Loan), sufficient under the laws of the jurisdiction where the related Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan) is located to reflect of record the sale and assignment of the Mortgage Loan to the Trustee, which assignment, notice of transfer or equivalent instrument may, if permitted by law, be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county.

      AUTHENTICATING AGENT: The meaning specified in Section 4.06(a).

      AVAILABLE DISTRIBUTION AMOUNT: As to either Mortgage Group or, as the context requires, both Mortgage Groups, on any Distribution Date, an amount equal to the amount on deposit in the Collection Account with respect to such Mortgage Group as of the close of business two Business Days immediately preceding the related Distribution Date (but prior to making any deposits into the Certificate Account on such date) except:

      (a) amounts received on particular Mortgage Loans in such Mortgage Group as late payments or other recoveries of principal or interest (including any Subsequent Recoveries, Liquidation Proceeds, Insurance Proceeds and condemnation awards) and respecting which the Servicer previously made an unreimbursed Advance of such amounts;

      (b) reimbursement for Nonrecoverable Advances and other amounts permitted to be withdrawn by the Servicer pursuant to Section 5.09 from, or not required to be deposited in, the Collection Account attributable, in each case, to Mortgage Loans in such Mortgage Group;

      (c) amounts representing the Servicing Fee attributable in each case to the Mortgage Loans in such Mortgage Group with respect to such Distribution Date;

      (d) amounts representing all or part of a Monthly Payment with respect to a Mortgage Loan in such Mortgage Group due (i) after the related Due Period or
(ii) on or prior to the Cut-off Date;

      (e) all Repurchase Proceeds, Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Subsequent Recoveries and condemnation awards with respect to Mortgage Loans in such Mortgage Group received after the related Principal Prepayment Period, and all related payments of interest representing interest for any period of time after the last day of the related Due Period for such Mortgage Loans; and

      (f) all income from Eligible Investments held in the Collection Account for the account of the Servicer.

      BANKRUPTCY AMOUNT: As of any date of determination, $333,052.65 minus all Bankruptcy Losses on the Mortgage Loans, if any, previously allocated to the Certificates in accordance with Section 6.04.

      BANKRUPTCY CODE: Title 11 of the United States Code, as the same may be amended from time to time.

      BANKRUPTCY LOSS: With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation or Debt Service Reduction.

      BASIS RISK SHORTFALL CARRYOVER AMOUNT: For any Distribution Date and the Class 1-A1 and Class 1-A8 Certificates, an amount equal to the sum of (i) the excess, if any, of (x) the amount of interest such Class of Certificates accrued for such Distribution Date at the related Certificate Rate over (y) the amount such Class of Certificates accrued for such Distribution Date at the per annum rate of 6.00%, in the case of the Class 1-A1 Certificates, and 5.75%, in the case of the Class 1-A8 Certificates, and (ii) the unpaid portion of any Basis Risk Shortfall Carryover Amount for such Class of Certificates from prior Distribution Dates together with interest accrued on such unpaid portion for the most recently ended Accrual Period at the related Certificate Rate.

      BENEFICIAL HOLDER: A Person holding a beneficial interest in any Book-Entry Certificate through a Participant or an Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate.

      BOOK-ENTRY CERTIFICATES: The Class A Certificates (other than the Class A-R, Class 1-AX and Class 2-AX Certificates), Class M Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates, referred to collectively.

      BUSINESS DAY: Any day other than (a) a Saturday or Sunday, (b) a legal holiday in the States of New York and Louisiana or (c) a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to be closed.

      CAP STRIKE RATE: With respect to any Distribution Date and the Class 1-A1 or Class 1-A8 Yield Maintenance Agreement, the rate set forth under the heading "Cap Strike Rate" in Exhibit U or Exhibit U-1, respectively.

      CARRY-OVER SUBORDINATED PRINCIPAL AMOUNT: As of any Distribution Date, with respect to any Class of Subordinated Certificates, an amount, if any, equal to the amount of principal distributable to such Class on any prior Distribution Date that has not been so distributed and is not attributable to a Realized Loss.

      CASH LIQUIDATION: Recovery of all cash proceeds by the Servicer with respect to the liquidation of any Mortgage Loan, including Insurance Proceeds and other payments or recoveries (whether made at one time or over a period of time) which the Servicer deems to be finally recoverable, in connection with the sale, assignment or satisfaction of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, but only if title to the related Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) was not acquired by foreclosure or deed in lieu of foreclosure by the Servicer pursuant to Section 5.21.

      CERTIFICATE: Any Class A, Class M or Class B Certificate.

      CERTIFICATE ACCOUNT: The account created and maintained pursuant to
Section 4.05.

      CERTIFICATEHOLDER or HOLDER: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer, any Sub-Servicer, or any of their respective Affiliates shall be disregarded and the undivided Percentage

Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, waiver, request or demand has been obtained. The Trustee and the Paying Agent shall be entitled to conclusively rely upon the certificate of the Depositor or the Servicer as to the determination of which Certificates are registered in the name of such Affiliates.

      CERTIFICATE GROUP: Each of (i) the Class 1-A Certificates, collectively and (ii) the Class 2-A Certificates, collectively.

      CERTIFICATE OWNER: Any Person who is the beneficial owner of a Book-Entry Certificate registered in the name of the Depository or its nominee.

      CERTIFICATE RATE: The per annum rate of interest borne by each Class of Certificates (other than the Class A-P Certificates), which (i) in the case of the Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A9, Class 1-A11, Class 1-A12, Class 1-A13, Class 1-A14, Class 1-A15, Class 1-A17, Class 1-A19, Class 1-A20, Class 1-AX and Class A-R Certificates will be 6.00%,
(ii) in the case of the Class 1-A16 Certificates will be 5.875%, (iii) in the case of the Class 1-A10 Certificates will be 5.750% and (iv) in the case of the Class 1-A21, Class 2-A1 and Class 2-AX Certificates will be 5.50%. In the case of the Class 1-A1 Certificates, the Certificate Rate with respect to the first Distribution Date will be 5.92%, and as to any Distribution Date thereafter, the Certificate Rate on the Class 1-A1 Certificates will equal the lesser of (A) 0.60% plus LIBOR and (B) 20.00%, but not less than 0.60%. In the case of the Class 1-A2 Certificates, the Certificate Rate with respect to the first Distribution Date will be 0.08%, and as to any Distribution Date thereafter, the Certificate Rate on the Class 1-A2 Certificates will equal the greater of (A) 5.40% minus LIBOR and (B) 0.00%. In the case of the Class 1-A8 Certificates, the Certificate Rate (i) with respect to the first Distribution Date will be 6.07%,
(ii) with respect to any Distribution Date thereafter but prior to the interest accrual period relating to the Distribution Date in May 2010, the Certificate Rate on the Class 1-A8 Certificates will equal the lesser of (A) 0.75% plus LIBOR and (B) 9.50%, but not less than 5.75% and (iii) commencing with the interest accrual period relating to the Distribution Date in May 2010 and with respect to any Distribution Date thereafter, 5.75%. In the case of the Class 1-A18, Class 1-A22, Class 1-A23 and Class 1-A24 Certificates, the Certificate Rates will equal a per annum rate equal to , for any Distribution Date (i) prior to the Credit Support Depletion Date, 6.000%, 5.625%, 5.750% and 5.875%, respectively, or (ii) on or after the Credit Support Depletion Date, the sum of
(A) 5.50% and (B) a fraction, the numerator of which is the product of (1) 12,
(2) the interest accrued on the Class 1-A17 Certificates (without taking account of any exchanges) for such Distribution Date and (3)(a) 14,881,000, (b) 3,720,250, (c) 7,440,500 and (d) 11,160,750, respectively, and the denominator of which is the product of (1) the Outstanding Certificate Principal Balance of the Class 1-A18, Class 1-A22, Class 1-A23 or Class 1-A24 Certificates, as applicable, and (2) 16,443,500. If the Outstanding Certificate Principal Balance of the Class 1-A18, Class 1-A22, Class 1-A23 or Class 1-A24 Certificates is reduced to zero while any such Class of Certificates is entitled to receive interest amounts from the portion of the Class 1-A17 Certificates exchanged for such Class, such interest entitlement will not be expressed as a Certificate Rate and such Class will be entitled to interest amounts that would otherwise be paid to the Class 1-A17 Certificates exchanged for such Class. With respect to each Class of Subordinated Certificates, the per annum rate of interest will equal the fraction, expressed as a percentage, (I) the numerator of which will equal the sum of (i) the product of (x) 6.00% and (y) the Group One Subordinated Amount, and (ii) the product of (x) 5.50% and (y) the Group Two Subordinated Amount and (II) the denominator of which will equal the sum of the Group One Subordinated Amount and the Group Two Subordinated Amount. For federal income tax purposes, the Certificate Rate on each Class of Subordinate Certificates can be expressed as a per annum rate equal to the weighted average of the interest rates on the Lower-Tier REMIC Regular Interests ending with the designation "A" weighted on the basis of their principal amounts immediately prior to such Distribution Date. Interest with respect to each Class of Certificates (other than the Class A-P Certificates) shall be calculated based on a 360 day year comprised of twelve 30-day months.

      CERTIFICATE REGISTER: The register maintained pursuant to Section 4.02.

      CERTIFICATE REGISTRAR: The Person appointed by the Trustee as Certificate Registrar pursuant to Section 4.05.

      CHASE: JPMorgan Chase Bank, N.A., a national banking association, or its successor in interest.

      CHF: Chase Home Finance LLC, a Delaware limited liability company, or its successor in interest.

      CLASS: Pertaining to the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-A10, Class 1-A11, Class 1-A12, Class 1-A13, Class 1-A14, Class 1-A15, Class 1-A16, Class 1-A17, Class 1-A18, Class 1-A19, Class 1-A20, Class 1-A21, Class 1-A22, Class 1-A23, Class 1-A24, Class 1-AX, Class A-P, Class A-R, Class 2-A1, Class 2-AX, Class A-M, Class M-1, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 Certificates or any Lower-Tier REMIC Interest or any Middle-Tier REMIC Interest, as the case may be.

      CLASS 1-A CERTIFICATES: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-A10, Class 1-A11, Class 1-A12, Class 1-A13, Class 1-A14, Class 1-A15, Class 1-A16, Class 1-A17, Class 1-A18, Class 1-A19, Class 1-A20, Class 1-A21, Class 1-A22, Class 1-A23, Class 1-A24, Class 1-AX and Class A-R Certificates, referred to collectively.

      CLASS 1-A DEFICIENCY AMOUNT: As defined in Section 6.01(I)(b)(iii) hereof.

      CLASS 1-A1 CERTIFICATE: Any one of the Class 1-A1 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A1 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at a per annum rate equal to the lesser of (i) LIBOR plus 0.60% and (ii) 6.00% on the Outstanding Certificate Principal Balance of the Class 1-A1 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A1 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A1 Certificates on such Distribution Date pursuant to
Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A1 Certificates on such Distribution Date pursuant to
Section 6.05(d).

      CLASS 1-A1 MAXIMUM YIELD MAINTENANCE AGREEMENT AMOUNT: The amount described in Section 5.29(e).

      CLASS 1-A1 SCHEDULED NOTIONAL AMOUNT: With respect to any Distribution Date set forth in Exhibit U hereto, the amount set forth with respect to such Distribution Date in Exhibit U under the heading "Notional."

      CLASS 1-A1 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A1 Interest Accrual Amount over the amount actually distributed to the Class 1-A1 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(A).

      CLASS 1-A1 YIELD MAINTENANCE AGREEMENT: The Yield Maintenance Agreement set forth on Exhibit U hereto.

      CLASS 1-A2 CERTIFICATE: Any one of the Class 1-A2 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A2 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Class 1-A2 Notional Amount minus (i) any Compensating Interest Shortfall allocated to the Class 1-A2 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A2 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A2 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A2 NOTIONAL AMOUNT: With respect to any Distribution Date, the Outstanding Certificate Principal Balance of the Class 1-A1 Certificates for such Distribution Date.

      CLASS 1-A2 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A2 Interest Accrual Amount over the amount actually distributed to the Class 1-A2 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(B).

      CLASS 1-A3 ACCRETION TERMINATION DATE: The earlier to occur of the (i) the Distribution Date following the Distribution Date on which the aggregate Outstanding Certificate Principal Balance of the Class 1-A1 Certificates has been reduced to zero and (ii) the Distribution Date following the Credit Support Depletion Date.

      CLASS 1-A3 CERTIFICATE: Any one of the Class 1-A3 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A3 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A3 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A3 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A3 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A3 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A3 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A3 Interest Accrual Amount over the amount actually distributed to the Class 1-A3 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(C).

      CLASS 1-A4 ACCRETION TERMINATION DATE: The earlier to occur of the (i) the Distribution Date following the Distribution Date on which the aggregate Outstanding Certificate

Principal Balances of the Class 1-A1 and Class 1-A3 Certificates have been reduced to zero and (ii) the Distribution Date following the Credit Support Depletion Date.

      CLASS 1-A4 CERTIFICATE: Any one of the Class 1-A4 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A4 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A4 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A4 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A4 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A4 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A4 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A4 Interest Accrual Amount over the amount actually distributed to the Class 1-A4 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(D).

      CLASS 1-A5 AND CLASS 1-A6 LOCKOUT PERCENTAGE: With respect to any Distribution Date, will equal the Outstanding Certificate Principal Balance immediately preceding such Distribution Date of the Class 1-A5 and Class 1-A6 Certificates divided by the aggregate Outstanding Certificate Principal Balance of the Non-PO Class 1-A Certificates (excluding the Class A-R Certificate), but in no case will the Class 1-A5 and Class 1-A6 Lockout Percentage exceed 100%.

      CLASS 1-A5 AND CLASS 1-A6 LOCKOUT PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date, will equal the product of (1) the Class 1-A5 and Class 1-A6 Lockout Percentage, (2) the aggregate amount of principal to be distributed to the Non-PO Class 1-A Certificates (after taking into account distributions made to the Class A-R Certificate) on such Distribution Date pursuant to Section 6.01 hereof and (3) the Lockout Shift Percentage.

      CLASS 1-A5 CERTIFICATE: Any one of the Class 1-A5 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A5 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A5 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A5 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A5 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A5 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A5 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A5 Interest Accrual Amount over the amount actually distributed to the Class 1-A5 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(E).

      CLASS 1-A6 CERTIFICATE: Any one of the Class 1-A6 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to

Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A6 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A6 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A6 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A6 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A6 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A6 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A6 Interest Accrual Amount over the amount actually distributed to the Class 1-A6 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(F).

      CLASS 1-A7 AND CLASS 1-A8 LOCKOUT PERCENTAGE: With respect to any Distribution Date, will equal the Outstanding Certificate Principal Balance immediately preceding such Distribution Date of the Class 1-A7 and Class 1-A8 Certificates divided by the aggregate Outstanding Certificate Principal Balance of the Class 1-A7, Class 1-A8, Class 1-A10, Class 1-A12, Class 1-A13, Class 1-A14 and Class 1-A15 Certificates, but in no case will the Class 1-A7 and Class 1-A8 Lockout Percentage exceed 100%.

      CLASS 1-A7 AND CLASS 1-A8 LOCKOUT PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date, will equal the product of (1) the Class 1-A7 and Class 1-A8 Lockout Percentage, (2) the aggregate amount of principal to be distributed to the Class 1-A7, Class 1-A8, Class 1-A10, Class 1-A12, Class 1-A13, Class 1-A14 and Class 1-A15 Certificates on such Distribution Date pursuant to Section 6.01 hereof and (3) the Lockout Shift Percentage.

      CLASS 1-A7 CERTIFICATE: Any one of the Class 1-A7 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A7 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A7 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A7 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A7 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A7 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A7 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A7 Interest Accrual Amount over the amount actually distributed to the Class 1-A7 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(G).

      CLASS 1-A8 CERTIFICATE: Any one of the Class 1-A8 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A8 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at a per annum rate equal to 5.75% on the Outstanding Certificate Principal Balance of the Class 1-A8 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A8 Certificates on such Distribution Date pursuant to
Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A8 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A8 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A8 MAXIMUM YIELD MAINTENANCE AGREEMENT AMOUNT: The amount described in Section 5.29(e).

      CLASS 1-A8 SCHEDULED NOTIONAL AMOUNT: With respect to any Distribution Date set forth in Exhibit U-1 hereto, the amount set forth with respect to such Distribution Date in Exhibit U-1 under the heading "Notional."

      CLASS 1-A8 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A8 Interest Accrual Amount over the amount actually distributed to the Class 1-A8 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(H).

      CLASS 1-A8 YIELD MAINTENANCE AGREEMENT: The Yield Maintenance Agreement set forth on Exhibit U-1 hereto.

      CLASS 1-A9 CERTIFICATE: Any one of the Class 1-A9 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A9 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Class 1-A9 Notional Amount minus (i) any Compensating Interest Shortfall allocated to the Class 1-A9 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A9 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A9 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A9 NOTIONAL AMOUNT: With respect to any Distribution Date, the the product of (a) the Outstanding Certificate Principal Balance of the Class 1-A8 Certificates for such Distribution Date and (b) a fraction the numerator of which is 0.25% and the denominator of which is 6.00%.

      CLASS 1-A9 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A9 Interest Accrual Amount over the amount actually distributed to the Class 1-A9 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(I).

      CLASS 1-A10 CERTIFICATE: Any one of the Class 1-A10 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A10 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A10 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A10 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A10 Certificates on such Distribution Date pursuant to

Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A10 Certificates on such Distribution Date pursuant to
Section 6.05(d).

      CLASS 1-A10 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A10 Interest Accrual Amount over the amount actually distributed to the Class 1-A10 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(J).

      CLASS 1-A11 CERTIFICATE: Any one of the Class 1-A11 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A11 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Class 1-A11 Notional Amount minus (i) any Compensating Interest Shortfall allocated to the Class 1-A11 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A11 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A11 Certificates on such Distribution Date pursuant to
Section 6.05(d).

      CLASS 1-A11 NOTIONAL AMOUNT: With respect to any Distribution Date, the the product of (a) the Outstanding Certificate Principal Balance of the Class 1-A10 Certificates for such Distribution Date and (b) a fraction the numerator of which is 0.25% and the denominator of which is 6.00%.

      CLASS 1-A11 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A11 Interest Accrual Amount over the amount actually distributed to the Class 1-A11 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(K).

      CLASS 1-A12 CERTIFICATE: Any one of the Class 1-A12 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A12 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A12 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A12 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A12 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A12 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A12 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A12 Interest Accrual Amount over the amount actually distributed to the Class 1-A12 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(L).

      CLASS 1-A13 CERTIFICATE: Any one of the Class 1-A13 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A13 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-

A13 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A13 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A13 Certificates on such Distribution Date pursuant to
Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A13 Certificates on such Distribution Date pursuant to
Section 6.05(d).

      CLASS 1-A13 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A13 Interest Accrual Amount over the amount actually distributed to the Class 1-A13 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(M).

      CLASS 1-A14 CERTIFICATE: Any one of the Class 1-A14 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A14 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A14 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A14 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A14 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A14 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A14 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A14 Interest Accrual Amount over the amount actually distributed to the Class 1-A14 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(N).

      CLASS 1-A15 CERTIFICATE: Any one of the Class 1-A15 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A15 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A15 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A15 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A15 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A15 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A15 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A15 Interest Accrual Amount over the amount actually distributed to the Class 1-A15 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(O).

      CLASS 1-A16 CERTIFICATE: Any one of the Class 1-A16 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A16 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A16 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A16 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A16 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A16 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A16 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A16 Interest Accrual Amount over the amount actually distributed to the Class 1-A16 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(P).

      CLASS 1-A17 CERTIFICATE: Any one of the Class 1-A17 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A17 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Class 1-A17 Notional Amount minus (i) any Compensating Interest Shortfall allocated to the Class 1-A17 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A17 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A17 Certificates on such Distribution Date pursuant to
Section 6.05(d).

      CLASS 1-A17 NOTIONAL AMOUNT: With respect to any Distribution Date, the the sum of (i) product of (a) the Outstanding Certificate Principal Balance of the Class 1-A16 Certificates for such Distribution Date and (b) a fraction the numerator of which is 0.125% and the denominator of which is 6.00% and (ii) the product of (a) the Outstanding Certificate Principal Balance of the Class 1-A21 Certificates and (b) a fraction the numerator of which is 0.50% and the denominator of which is 6.00%.

      CLASS 1-A17 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A17 Interest Accrual Amount over the amount actually distributed to the Class 1-A17 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(Q).

      CLASS 1-A18 CERTIFICATE: Any one of the Class 1-A18 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A18 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A18 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A18 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A18 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A18 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A18 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A18 Interest Accrual Amount over the amount actually distributed to the Class 1-A18 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(R).

      CLASS 1-A19 CERTIFICATE: Any one of the Class 1-A19 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to

Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A19 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A19 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A19 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A19 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A19 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A19 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A19 Interest Accrual Amount over the amount actually distributed to the Class 1-A19 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(S).

      CLASS 1-A20 CERTIFICATE: Any one of the Class 1-A20 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A20 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A20 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A20 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A20 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A20 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A20 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A20 Interest Accrual Amount over the amount actually distributed to the Class 1-A20 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(T).

      CLASS 1-A21 CERTIFICATE: Any one of the Class 1-A21 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A21 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A21 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A21 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A21 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A21 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A21 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A21 Interest Accrual Amount over the amount actually distributed to the Class 1-A21 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(U).

      CLASS 1-A22 CERTIFICATE: Any one of the Class 1-A22 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A22 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A22 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A22 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A22 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A22 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A22 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A22 Interest Accrual Amount over the amount actually distributed to the Class 1-A22 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(V).

      CLASS 1-A23 CERTIFICATE: Any one of the Class 1-A23 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to

Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A23 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A23 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A23 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A23 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A23 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A23 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A23 Interest Accrual Amount over the amount actually distributed to the Class 1-A23 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(W).

      CLASS 1-A24 CERTIFICATE: Any one of the Class 1-A24 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-A24 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 1-A24 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 1-A24 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-A24 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-A24 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-A24 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-A24 Interest Accrual Amount over the amount actually distributed to the Class 1-A24 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(X).

      CLASS 1-AX CERTIFICATE: Any one of the Class 1-AX Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to

Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 1-AX INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Class 1-AX Notional Amount minus (i) any Compensating Interest Shortfall allocated to the Class 1-AX Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 1-AX Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 1-AX Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 1-AX NOTIONAL AMOUNT: With respect to any Distribution Date, an amount equal to the product of the aggregate Scheduled Principal Balance of the Non-Discount Mortgage Loans in Mortgage Group One and a fraction the numerator of which is the Group One Stripped Interest Rate and the denominator of which is 6.00%.

      CLASS 1-AX SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 1-AX Interest Accrual Amount over the amount actually distributed to the Class 1-AX Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(Y).

      CLASS 2-A CERTIFICATES: The Class 2-A1 and Class 2-AX Certificates, referred to collectively.

      CLASS 2-A DEFICIENCY AMOUNT: As defined in Section 6.01(I)(b)(iv) hereof.

      CLASS 2-A1 CERTIFICATE: Any one of the Class 2-A1 Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 2-A1 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class 2-A1 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class 2-A1 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 2-A1 Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 2-A1 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 2-A1 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 2-A1 Interest Accrual Amount over the amount actually distributed to the Class 2-A1 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(Z).

      CLASS 2-AX CERTIFICATE: Any one of the Class 2-AX Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS 2-AX INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Class 2-AX Notional Amount minus (i) any Compensating Interest Shortfall allocated to the Class 2-AX Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class 2-AX Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class 2-AX Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS 2-AX NOTIONAL AMOUNT: With respect to any Distribution Date, an amount equal to the product of (a) the aggregate Scheduled Principal Balance of the Non-Discount Mortgage Loans in Mortgage Group Two and (b) a fraction the numerator of which is the Group Two Stripped Interest Rate and the denominator of which is 5.50%.

      CLASS 2-AX SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class 2-AX Interest Accrual Amount over the amount actually distributed to the Class 2-AX Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(AA).

      CLASS A CERTIFICATES: The Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-A10, Class 1-A11, Class 1-A12, Class 1-A13, Class 1-A14, Class 1-A15, Class 1-A16, Class 1-A17, Class 1-A18, Class 1-A19, Class 1-A20, Class 1-A21, Class 1-A22, Class 1-A23, Class 1-A24, Class 1-AX, Class A-P, Class A-R, Class 2-A1, and Class 2-AX Certificates, referred to collectively.

      CLASS A PERCENTAGE: As of any Distribution Date, the fraction, expressed as a percentage (which shall never exceed 100%), the numerator of which is the Class A Principal Balance and the denominator of which is the outstanding Principal Balance of the Mortgage Loans as of the immediately preceding Due Date.

      CLASS A PRINCIPAL BALANCE: As of any Distribution Date, (a) the Class A Principal Balance for the immediately preceding Distribution Date less (b) amounts distributed (or deemed distributed) to the Class A Certificateholders on such preceding Distribution Date allocable to principal (including the principal portion of Advances of the Servicer made pursuant to Section 6.03 and Realized Losses allocated to the Class A Certificates pursuant to Section 6.04); provided that the Class A Principal Balance on the first Distribution Date shall be the Original Class A Principal Balance.

      CLASS A-M CERTIFICATE: Any one of the Class A-M Certificates executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), subordinated in right of payment to the Class A Certificates, substantially in the form of the Class M Certificate set forth in Exhibit D hereto.

      CLASS A-M INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one (1) month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class A-M Certificates minus (i) any Compensating Interest Shortfall allocated to the Class A-M Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class A-M Certificates on such Distribution Date pursuant to Section 6.05(c) and (iii) any interest shortfall resulting from the Relief Act allocated to the Class A-M Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS A-M PRINCIPAL BALANCE: As of any Distribution Date, (a) the Class A-M Principal Balance for the immediately preceding Distribution Date less (b) amounts distributed to the Class A-M Certificateholders on such preceding Distribution Date allocable to principal (including the principal portion of Advances of the Servicer made pursuant to Section 6.03 and Realized Losses allocated to the Class A-M Certificates pursuant to Section 6.04); provided that the Class A-M Principal Balance on the first Distribution Date shall be the Original Class A-M Principal Balance, and provided further that if the aggregate Outstanding Certificate Principal Balance of the Class B and Class M-1 Certificates has been reduced to zero, as of any Distribution Date, the Class A-M Principal Balance will equal the excess of the

Mortgage Pool Principal Balance (together with the portion of any Monthly Payment due but not paid with respect to which an Advance has not been made) over the Class A Principal Balance.

      CLASS A-M SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class A-M Interest Accrual Amount over the amount actually distributed to the Class A-M Certificateholders on such Distribution Date pursuant to Section 6.01(I)(c)(1)(A) and 6.01(I)(c)(1)(B).

      CLASS A-P AMOUNT: With respect to any Distribution Date, the applicable PO Percentage of (i) all principal received on or in respect of each Discount Mortgage Loan (exclusive of any amounts in respect of any Monthly Payment) during the related Principal Prepayment Period and (ii) all principal received as part of a Monthly Payment on or in respect of a Discount Mortgage Loan during the related Due Period.

      CLASS A-P CERTIFICATE: Any one of the Class A-P Certificates, executed by the Depositor and authenticated by the Trustee, senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

      CLASS A-P COMPONENT ONE: The portion of the Class A-P Certificates so designated in Section 4.01(d).

      CLASS A-P COMPONENT TWO: The portion of the Class A-P Certificates so designated in Section 4.01(d).

      CLASS A-P SHORTFALL AMOUNT: With respect to any Distribution Date prior to and including the Credit Support Depletion Date, to the extent of amounts available to pay the Subordinated Optimal Principal Amount (without regard to clause (b)(2) of the definition of such term), an amount equal to the sum of (i) the applicable PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) with respect to a Discount Mortgage Loan and (ii) the sum of amounts, if any, by which the amounts specified in clause (i) with respect to each prior Distribution Date exceeded the amount actually distributed in respect thereof on such prior Distribution Date and not subsequently distributed to the Class A-P Certificateholders.

      CLASS A-R CERTIFICATE: The Class A-R Certificates, executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), substantially in the form of the Class A-R Certificate set forth in Exhibit F hereto.

      CLASS A-R INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class A-R Certificates minus (i) any Compensating Interest Shortfall allocated to the Class A-R Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class A-R Certificates on such Distribution Date pursuant to Section 6.05(c), and (iii) any interest shortfall resulting from the Relief Act allocated to the Class A-R Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS A-R SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class A-R Interest Accrual Amount over the amount actually distributed to the Class A-R Certificateholders on such Distribution Date pursuant to Section 6.01(I)(b)(i)(BB).

      CLASS B CERTIFICATES: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, referred to collectively.

      CLASS B PERCENTAGE: As of any Distribution Date, the difference between 100% and the sum of (i) the Class A Percentage and (ii) the Class M Percentage for such Distribution Date.

      CLASS B PRINCIPAL BALANCE: As of any Distribution Date, the excess of the Mortgage Pool Principal Balance (together with the principal portion of any Monthly Payment due but not paid with respect to which an Advance has not been made) over the sum of (i) the Class A Principal Balance and (ii) the Class M Principal Balance.

      CLASS B-1 CERTIFICATE: Any one of the Class B-1 Certificates executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), subordinated in right of payment to the Class A and Class M Certificates, substantially in the form of the Class B Certificate set forth in Exhibit E hereto.

      CLASS B-1 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class B-1 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class B-1 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class B-1 Certificates on such Distribution Date pursuant to Section 6.05(c) and (iii) any interest shortfall resulting from the Relief Act allocated to the Class B-1 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS B-1 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class B-1 Interest Accrual Amount over the amount actually distributed to the Class B-1 Certificates on such Distribution Date pursuant to Section 6.01(I)(d)(1) (A) and (B).

      CLASS B-2 CERTIFICATE: Any one of the Class B-2 Certificates executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), subordinated in right of payment to the Class A, Class M and Class B-1 Certificates, substantially in the form of the Class B Certificate set forth in Exhibit E hereto.

      CLASS B-2 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class B-2 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class B-2 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class B-2 Certificates on such Distribution Date pursuant to Section 6.05(c) and (iii) any interest shortfall resulting from the Relief Act allocated to the Class B-2 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS B-2 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class B-2 Interest Accrual Amount over the amount actually distributed to the Class B-2 Certificates on such Distribution Date pursuant to Section 6.01(I)(d)(2) (A) and (B).

      CLASS B-3 CERTIFICATE: Any one of the Class B-3 Certificates executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), subordinated in right of payment to the Class A, Class M, Class B-1 and Class B-2 Certificates, substantially in the form of the Class B Certificate set forth in Exhibit E hereto.

      CLASS B-3 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class B-3 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class B-3 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an

Excess Loss allocated to the Class B-3 Certificates on such Distribution Date pursuant to Section 6.05(c) and (iii) any interest shortfall resulting from the Relief Act allocated to the Class B-3 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS B-3 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class B-3 Interest Accrual Amount over the amount actually distributed to the Class B-3 Certificates on such Distribution Date pursuant to Section 6.01(I)(d)(3) (A) and (B).

      CLASS B-4 CERTIFICATE: Any one of the Class B-4 Certificates executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), subordinated in right of payment to the Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates, substantially in the form of the Class B Certificate set forth in Exhibit E hereto.

      CLASS B-4 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class B-4 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class B-4 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class B-4 Certificates on such Distribution Date pursuant to Section 6.05(c) and (iii) any interest shortfall resulting from the Relief Act allocated to the Class B-4 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS B-4 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class B-4 Interest Accrual Amount over the amount actually distributed to the Class B-4 Certificates on such Distribution Date pursuant to Section 6.01(I)(d)(4) (A) and (B).

      CLASS B-5 CERTIFICATE: Any one of the Class B-5 Certificates executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), subordinated in right of payment to the Class A, Class M, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, substantially in the form of the Class B Certificate set forth in Exhibit E hereto.

      CLASS B-5 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class B-5 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class B-5 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class B-5 Certificates on such Distribution Date pursuant to Section 6.05(c) and (iii) any interest shortfall resulting from the Relief Act allocated to the Class B-5 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS B-5 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class B-5 Interest Accrual Amount over the amount actually distributed to the Class B-5 Certificates on such Distribution Date pursuant to Section 6.01(I)(d)(5) (A) and (B).

      CLASS B-6 CERTIFICATE: Any one of the Class B-6 Certificates executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), subordinated in right of payment to the Class A, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, substantially in the form of the Class B Certificate set forth in Exhibit E hereto.

      CLASS B-6 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class B-6

Certificates minus (i) any Compensating Interest Shortfall allocated to the Class B-6 Certificates on such Distribution Date pursuant to Section 6.05(b),
(ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class B-6 Certificates on such Distribution Date pursuant to
Section 6.05(c) and (iii) any interest shortfall resulting from the Relief Act allocated to the Class B-6 Certificates on such Distribution Date pursuant to
Section 6.05(d).

      CLASS B-6 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class B-6 Interest Accrual Amount over the amount actually distributed to the Class B-6 Certificates on such Distribution Date pursuant to Section 6.01(I)(d)(6) (A) and (B).

      CLASS LT-R INTEREST: The sole residual interest in the Lower-Tier REMIC.

      CLASS M CERTIFICATES: The Class A-M and Class M-1 Certificates, referred to collectively.

      CLASS M PERCENTAGE: As of any Distribution Date, the percentage obtained by dividing (i) the sum of the Class A-M Principal Balance and the Class M-1 Principal Balance by (ii) the Mortgage Pool Principal Balance; provided, however, that on any Distribution Date on which the Class B Percentage equals 0%, the Class M Percentage shall equal 100% minus the Class A Percentage.

      CLASS M PRINCIPAL BALANCE: As of any Distribution Date, the sum of the Class A-M Principal Balance and the Class M-1 Principal Balance.

      CLASS M-1 CERTIFICATE: Any one of the Class M-1 Certificates executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent), subordinated in right of payment to the Class A Certificates and the Class A-M Certificates, substantially in the form of the Class M Certificate set forth in Exhibit D hereto.

      CLASS M-1 INTEREST ACCRUAL AMOUNT: With respect to any Distribution Date, one (1) month's interest at the Certificate Rate on the Outstanding Certificate Principal Balance of the Class M-1 Certificates minus (i) any Compensating Interest Shortfall allocated to the Class M-1 Certificates on such Distribution Date pursuant to Section 6.05(b), (ii) any Realized Loss Interest Shortfall resulting from an Excess Loss allocated to the Class M-1 Certificates on such Distribution Date pursuant to Section 6.05(c) and (iii) any interest shortfall resulting from the Relief Act allocated to the Class M-1 Certificates on such Distribution Date pursuant to Section 6.05(d).

      CLASS M-1 PRINCIPAL BALANCE: As of any Distribution Date, (a) the Class M-1 Principal Balance for the immediately preceding Distribution Date less (b) amounts distributed to the Class M-1 Certificateholders on such preceding Distribution Date allocable to principal (including the principal portion of Advances of the Servicer made pursuant to Section 6.03 and Realized Losses allocated to the Class M-1 Certificates pursuant to Section 6.04); provided that the Class M-1 Principal Balance on the first Distribution Date shall be the Original Class M-1 Principal Balance, and provided further that if the aggregate Outstanding Certificate Principal Balance of the Class B Certificates has been reduced to zero, as of any Distribution Date, the Class M-1 Principal Balance will equal the excess of the Mortgage Pool Principal Balance (together with the portion of any Monthly Payment due but not paid with respect to which an Advance has not been made) over the sum of the Class A Principal Balance and the Class A-M Principal Balance.

      CLASS M-1 SHORTFALL: With respect to any Distribution Date, the amount equal to the excess, if any, of the Class M-1 Interest Accrual Amount over the amount actually distributed to the Class M-1 Certificateholders on such Distribution Date pursuant to Section 6.01(I)(c)(2)(A) and Section 6.01(I)(c)(2)(B).

      CLASS MT-R INTEREST: The sole residual interest in the Middle-Tier REMIC.

      CLOSING DATE: April 25, 2007.

      CODE: The Internal Revenue Code of 1986, as amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Treasury temporary or final regulations promulgated thereunder.

      COLLECTION ACCOUNT: The account created and maintained pursuant to Section 5.08.

      COMMISSION: The United States Securities and Exchange Commission.

      COMPENSATING INTEREST: The meaning specified in Section 6.05(a).

      COMPENSATING INTEREST SHORTFALL: The meaning specified in Section 6.05(b).

      CO-OP LEASE: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

      CO-OP LOAN: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

      COUNTERPARTY: JPMorgan Chase Bank, National Association, in its capacity as cap counterparty under the Yield Maintenance Agreements, and its successors in interest.

      CREDIT SUPPORT: With respect to each Class of Subordinated Certificates (other than the Class B-6 Certificates), the level of credit support supporting such Class, expressed as a percentage of the aggregate Outstanding Certificate Principal Balance of all Classes of Certificates (other than the Class A-P Certficates). With respect to each Distribution Date, Credit Support for each such Class will equal in each case the percentage, rounded to two decimal places, obtained by dividing the aggregate Outstanding Certificate Principal Balances immediately prior to such Distribution Date of all Classes of Subordinated Certificates having higher numerical class designations than such Class (for this purpose, the Class M Certificates shall be deemed to have a lower numerical class designation than each Class of Class B Certificates and the Class A-M Certificates shall be deemed to have a lower numerical class designation than the Class M-1 Certificates) by the aggregate Outstanding Certificate Principal Balance of all Classes of Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date.

      CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the aggregate Outstanding Certificate Principal Balance of the Subordinated Certificates has been or will be reduced to zero.

      CUSTODIAN: JPMorgan Chase Bank, N.A., and its permitted successors in interest.

      CUT-OFF DATE: April 1, 2007.

      DEBT SERVICE REDUCTION: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, other than such a reduction resulting from a Deficient Valuation.

      DEFICIENT VALUATION: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) by a court of competent jurisdiction in an amount less than the then outstanding Principal Balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

      DEFINITIVE CERTIFICATES: The Certificates referred to in Section 4.01(c).

      DEPOSITOR: Chase Mortgage Finance Corporation, a Delaware corporation, or its successor in interest or any successor under this Agreement appointed as herein provided.

      DEPOSITORY: The Depository Trust Company, the nominee of which is Cede &
Co.

      DEPOSITORY AGREEMENT: The agreement referred to in Section 4.01(b).

      DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      DETERMINATION DATE: The sixteenth day of the month in which the related Distribution Date occurs (or, if such sixteenth day is not a Business Day, the preceding Business Day).

      DISCOUNT MORTGAGE LOAN: Any Mortgage Loan having a Net Mortgage Rate less than the applicable Remittance Rate.

      DISQUALIFIED ORGANIZATION: An organization referred to in Section 860E(e)(5) of the Code.

      DISTRIBUTION DATE: The 25th day of any month, or if such 25th day is not a Business Day, the first Business Day immediately following, beginning with May 25, 2007.

      DUE DATE: The first day of each month, being the day of the month on which each Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

      DUE PERIOD: With respect to any Distribution Date, the period from the second day of the month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

      ELIGIBLE ACCOUNT: An account that is (i) maintained with a depository institution the long-term unsecured debt obligations of which are rated by each Rating Agency in one of its two highest rating categories, or (ii) maintained with the corporate trust department of a national bank or banking corporation which (a) has a rating of at least Baa3 or P-3 by Moody's and (b) is either Chase or is the corporate trust department of a national bank or banking corporation which has a rating of at least A-1 by S&P and F1 by Fitch Ratings, or (iii) an account or accounts the deposits in which are fully insured by the FDIC, or (iv) an account or accounts in a depository institution in which such accounts are insured by the FDIC (to the limit established by the FDIC), the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to and acceptable to the Trustee and each Rating Agency, the Certificateholders have a claim with respect to the funds in such account and a perfected first security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, provided, however, that such uninsured deposits do not result in the reduction of the ratings assigned to the Certificates by the Rating Agencies as evidenced by a letter from each Rating Agency or (v) otherwise acceptable to each Rating Agency without reduction or withdrawal of the rating of any Class of Certificates, as evidenced by a letter from each Rating Agency.

      ELIGIBLE INVESTMENTS: One or more of the following:

      (i) obligations of, or guaranteed as to principal and interest by, the United States or obligations of any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States; provided that any such obligation held as a "cash flow investment" within the meaning of section 860G(a)(6) of the Code shall mature before the next Distribution Date;

      (ii) repurchase agreements on obligations specified in clause (i) maturing not more than two months from the date of acquisition thereof, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency with its highest rating and the short-term debt obligations of the party agreeing to repurchase are rated with one of the two highest ratings by Moody's, A-1+ by S&P and, if rated by Fitch, F1+ by Fitch;

      (iii) federal funds, certificates of deposit, time deposits and bankers' acceptances (other than bankers' acceptances issued by Chase or any of its Affiliates) (which shall each have an original maturity of not more than 60 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency with its highest rating and the short-term obligations of such depository institution or trust company are rated A-1+ by S&P, P-1 by Moody's and, if rated by Fitch, F1+ by Fitch;

      (iv) commercial paper (other than commercial paper issued by Chase or any of its Affiliates) (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term unsecured commercial paper rating category; provided that such commercial paper shall have a remaining maturity of not more than 45 days;

      (v) units of taxable money market funds (including those for which the Trustee or the Servicer or any Affiliate thereof acts as sponsor, administrator or the like and receives compensation with respect to such investment) which may be 12b-1 funds, as contemplated under the rules promulgated by the Commission under the Investment Company Act of 1940, as amended, and which funds have been rated by each Rating Agency in its highest rating category or which have been designated in writing by each Rating Agency as Eligible Investments with respect to this definition; or

      (vi) other obligations or securities (other than investments or obligations of Chase or any of its Affiliates) acceptable to each Rating Agency rating the Certificates as an Eligible Investment hereunder and will not result in a reduction or withdrawal in the then current rating of any Class of Certificates, as evidenced by a letter to such effect from each Rating Agency;

Provided that no such instrument shall be an Eligible Investment if such instrument evidences either (a) a right to receive only interest payments with respect to the obligations underlying such instrument, or (b) both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations; and provided further that no such instrument shall be purchased above par; and provided further that each Eligible Investment must be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Labor temporary or final regulations promulgated thereunder.

      ERISA QUALIFYING UNDERWRITING: A best efforts or firm commitment underwriting or private placement that would satisfy the requirements of Prohibited Transaction Exemption 2002-19, 67 Fed. Reg. 14797 (March 28, 2002), as amended, or any substantially similar administrative exemption granted by the U.S. Department of Labor to Chase, except, in relevant part, for the requirement that the certificates have received a rating at the time of acquisition that is in one of the three (or four, in the case of a "designated transaction") highest generic rating categories by at least one of the Rating Agencies.

      ERISA RESTRICTED CERTIFICATE: Any Class B-4, Class B-5 or Class B-6 Certificate and any other Certificate, as long as the acquisition and holding of such Certificate is not covered by and exempt under Prohibited Transaction Exemption 2002-19, 67 Fed. Reg. 14797 (March 28, 2002), as amended, or any substantially similar administrative exemption granted by the U.S. Department of Labor to Chase.

      ESCROW ACCOUNT: The account or accounts created and maintained pursuant to
Section 5.10.

      ESCROW PAYMENTS: The amounts constituting applicable ground rents, taxes, assessments, water rates, Standard Hazard Policy premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to a Mortgage Loan.

      EVENT OF DEFAULT: Any of the events specified in Section 9.01.

      EXCEPTION REPORT: The report of the Custodian or Trustee, as applicable, referred to in Section 2.02.

      EXCESS BANKRUPTCY LOSS: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

      EXCESS FRAUD LOSS: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

      EXCESS LOSSES: Excess Bankruptcy Losses, Excess Fraud Losses and Excess Special Hazard Losses, referred to collectively.

      EXCESS SPECIAL HAZARD LOSS: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

      EXCHANGE ACT: The Securities Exchange Act of 1934, as amended.

      EXCHANGEABLE CERTIFICATES: The Certificates designated as Exchangeable Certificates in Section 4.01 issued or issuable pursuant to the Trust Agreement in exchange for the applicable Exchangeable Initial Certificates in accordance with the Trust Agreement.

      EXCHANGEABLE INITIAL CERTIFICATES: The Class 1-A14, Class 1-A15, Class 1-A17 and Class 1-A21 Certificates.

      FDIC: The Federal Deposit Insurance Corporation or any successor organization.

      FHLMC: The Federal Home Loan Mortgage Corporation or any successor organization.

      FIDELITY BOND: The fidelity bond and errors and omissions insurance to be maintained by the Servicer pursuant to Section 5.19.

      FINAL SCHEDULED DISTRIBUTION DATE: The Distribution Date in May 2037.

      FITCH RATINGS: Fitch, Inc. or its successor in interest.

      FNMA: The Federal National Mortgage Association, or any successor organization.

      FNMA GUIDES: The FNMA Sellers' Guide and the FNMA Servicers' Guide, and all amendments or additions thereto.

      FRAUD LOSS: Any Realized Loss or portion thereof sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including by reason of the denial of coverage under any related Primary Insurance Policy.

      FRAUD LOSS AMOUNT: As of any date of determination after the Cut-off Date, an amount (initially, $32,255,457.02) equal to (X) prior to the third anniversary of the Cut-off Date, (a) 1.00% of the aggregate principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (b) the aggregate amounts allocated to the Certificates with respect to Fraud Losses on the Mortgage Loans since the most recent anniversary of the Cut-off Date up to such date of determination, (Y) from the third to (but excluding) the fifth anniversary of the Cut-off Date, (a) 0.50% of the aggregate principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (b) the aggregate amounts allocated to the Certificates with respect to Fraud Losses on the Mortgage Loans since the most recent anniversary of the Cut-off Date up to such date of determination and (Z) on and after the fifth anniversary of the Cut-off Date, zero.

      GROUP ONE CLASS A-P AMOUNT: With respect to any Distribution Date, the applicable PO Percentage of (i) all principal received on or in respect of each Discount Mortgage Loan in Mortgage Group One (exclusive of any amounts in respect of any Monthly Payment) during the related Principal Prepayment Period and (ii) all principal received as part of a Monthly Payment on or in respect of a Discount Mortgage Loan in Mortgage Group One during the related Due Period.

      GROUP ONE MORTGAGE LOANS: The Mortgage Loans in Mortgage Group One.

      GROUP ONE MORTGAGE POOL PRINCIPAL BALANCE: As of any date of determination, the aggregate of the Principal Balances of each Outstanding Mortgage Loan in Mortgage Group One on such date of determination less the principal portion of any Monthly Payment due but not paid with respect to which an Advance has not been made.

      GROUP ONE NON-PO ALLOCATED AMOUNT: At the time of any determination, the amount derived by (i) multiplying the outstanding Principal Balance of each Mortgage Loan in Mortgage Group One on such date of determination by the Non-PO Percentage with respect to such Mortgage Loan and (ii) summing the results.

      GROUP ONE REMITTANCE RATE: 6.00% per annum.

      GROUP ONE STRIPPED INTEREST RATE: The excess of the weighted average Net Mortgage Rate of the Group One Mortgage Loans that are Non-Discount Mortgage Loans over the Group One Remittance Rate.

      GROUP ONE SUBORDINATED AMOUNT: For any Distribution Date, the excess of the Group One Non-PO Allocated Amount immediately following the preceding Distribution Date (or as of the Cut-off Date if there is no preceding Distribution Date) over the aggregate Outstanding Certificate

Principal Balance of the Class 1-A Certificates (prior to giving effect to distributions to be made on such Distribution Date and allocation of losses to be made on such Distribution Date).

      GROUP TWO CLASS A-P AMOUNT: With respect to any Distribution Date, the applicable PO Percentage of (i) all principal received on or in respect of each Discount Mortgage Loan in Mortgage Group Two (exclusive of any amounts in respect of any Monthly Payment) during the related Principal Prepayment Period and (ii) all principal received as part of a Monthly Payment on or in respect of a Discount Mortgage Loan in Mortgage Group Two during the related Due Period.

      GROUP TWO MORTGAGE LOANS: The Mortgage Loans in Mortgage Group Two.

      GROUP TWO MORTGAGE POOL PRINCIPAL BALANCE: As of any date of determination, the aggregate of the Principal Balances of each Outstanding Mortgage Loan in Mortgage Group Two on such date of determination less the principal portion of any Monthly Payment due but not paid with respect to which an Advance has not been made.

      GROUP TWO NON-PO ALLOCATED AMOUNT: At the time of any determination, the amount derived by (i) multiplying the outstanding Principal Balance of each Mortgage Loan in Mortgage Group Two on such date of determination by the Non-PO Percentage with respect to such Mortgage Loan and (ii) summing the results.

      GROUP TWO REMITTANCE RATE: 5.50% per annum.

      GROUP TWO STRIPPED INTEREST RATE: The excess of the weighted average Net Mortgage Rate of the Group Two Mortgage Loans that are Non-Discount Mortgage Loans over the Group Two Remittance Rate.

      GROUP TWO SUBORDINATED AMOUNT: For any Distribution Date, the excess of the Group Two Non-PO Allocated Amount immediately following the preceding Distribution Date (or as of the Cut-off Date, if there is no preceding Distribution Date) over the aggregate Outstanding Certificate Principal Balance of the Class 2-A Certificates (prior to giving effect to distributions to be made on such Distribution Date and allocation of losses to be made on such Distribution Date).

      INDIRECT PARTICIPANT: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant, either directly or indirectly.

      INSURANCE PROCEEDS: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan, net of costs of collecting such proceeds and net of amounts released to the Mortgagor or applied to the restoration of the Mortgaged Property (or in the underlying Mortgaged Property, in the case of a Co-op Loan).

      INSURED EXPENSES: Expenses covered by any insurance policy.

      INTEREST ACCRUAL PERIOD: With respect to any Distribution Date and any Class of Certificates (other than the Class 1-A1, Class 1-A2 and Class A-P Certificates), the calendar month immediately preceding the month in which the related Distribution Date occurs, in each case calculated on the basis of a 360-day year of twelve 30-day months. With respect to any Distribution Date and the Class 1-A1 and Class 1-A2 Certificates, the period from and including the 25th day of the month immediately preceding the month in which such Distribution Date occurs (or from the Closing Date in the case of the first Distribution
Date), to but excluding, the 25th day of the month in which such Distribution Date occurs, in each case calculated on the basis of a 360-day year of twelve 30-day months.

      LATE COLLECTIONS: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Liquidation Proceeds, condemnation proceeds, Insurance Proceeds, Subsequent Recoveries or with respect to a disposition of a Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) which has been acquired by foreclosure or deed in lieu of foreclosure or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

      LIBOR: With respect to any Distribution Date and the Certificate Rate on the Class 1-A1, Class 1-A2 and Class 1-A8 Certificates, LIBOR as determined in accordance with Section 6.07.

      LIBOR BUSINESS DAY: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

      LIBOR CERTIFICATES: The Class 1-A1 and Class 1-A8 Certificates.

      LIQUIDATED MORTGAGE LOAN: Any Mortgage Loan (a) as to which the Servicer has determined that all amounts which it expects to recover from or on account of such Mortgage Loan or property acquired in respect thereof have been recovered, (b) as to which a Cash Liquidation has taken place or (c) with respect to which the Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) has been acquired by foreclosure or deed in lieu of foreclosure and a disposition (the term disposition shall include, for purposes of a repurchase pursuant to Section 11.01, any repurchase of a Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) pursuant to such Section) of such Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) has occurred.

      LIQUIDATION EXPENSES: Expenses which are incurred by the Servicer or any Sub-Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Sections 5.16 and 5.21 respecting the related Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation.

      LIQUIDATION PROCEEDS: Cash (including Insurance Proceeds) received by the Servicer in connection with the liquidation of any Mortgage Loan or Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) acquired in respect thereof, whether through the sale or assignment of such Mortgage Loan (other than pursuant to Section 5.21), trustee's sale, foreclosure sale or otherwise, or the sale of the Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) if the Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) is acquired in satisfaction of the Mortgage Loan other than amounts required to be paid to the Mortgagor pursuant to law or the terms of the applicable Mortgage Note.

      LOAN-TO-VALUE RATIO: The fraction, expressed as a percentage, the numerator of which is the principal amount of the related Mortgage Loan at the time of origination (or, (i) for purposes of Section 5.15, at the time of determination and (ii) for purposes of a Mortgage Loan with respect to which a conversion from adjustable rate to fixed rate has occurred, at the time of initial origination) and the denominator of which is the Appraised Value of the related Mortgaged Property (or applicable dwelling unit, in the case of a Co-op
Loan) at the time of origination or, in the case of a Mortgage Loan financing the acquisition of the Mortgaged Property (or applicable dwelling unit, in the case of a Co-op Loan), the sales price of the Mortgaged Property (or applicable dwelling unit, in the case of a Co-op Loan), if such sales price is less than such appraised value; provided however, certain Mortgage Loans financing the acquisition of a Mortgaged Property in New York will be based solely on the appraised value.

      LOCKOUT SHIFT PERCENTAGE: With respect to any Distribution Date, the percentage indiated below:

DISTRIBUTION DATE OCCURRING IN                LOCKOUT SHIFT PERCENTAGE
------------------------------                ------------------------
May 2007 through April 2012...........                  0%
May 2012 through April 2013...........                 30%
May 2013 through April 2014...........                 40%
May 2014 through April 2015...........                 60%
May 2015 through April 2016...........                 80%
May 2016 and thereafter...............                100%

      LONDON BUSINESS DAY: Any day on which banks are open for business in London and on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

      LOWER-TIER REMIC: The Lower-Tier REMIC as described in Section 2.04.

      LOWER-TIER REMIC INTEREST: Any one of the Classes of Lower-Tier REMIC Interests described in Section 2.04.

      LOWER-TIER REMIC REGULAR INTEREST: Any one of the Lower-Tier REMIC Interests other than the Class LT-R Interest.

      LOWER-TIER REMIC SUBORDINATED BALANCE RATIO: The ratio among the Uncertificated Principal Balances of each of the Lower-Tier REMIC Regular Interests ending with the designation "A" that is equal to the ratio among, with respect to each such Lower-Tier REMIC Regular Interest, the excess of (x) the aggregate Non-PO Percentage of the Principal Balance of each of the Mortgage Loans in the related Mortgage Group over (y) the aggregate class principal amounts of the Certificate Group related to such Mortgage Group.

      MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

      MERS MORTGAGE LOAN: Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS or otherwise assigned to MERS, as agent for the holder from time to time of the Mortgage Note.

      MIDDLE-TIER REMIC: The Middle-Tier REMIC as described in Section 2.04.

      MIDDLE-TIER REMIC INTEREST: Any one of the Classes of Middle-Tier REMIC Interests described in Section 2.04.

      MIDDLE-TIER REMIC REGULAR INTEREST: Any one of the Middle-Tier REMIC Interests other than the Class MT-R Interest.

      MODIFIED MORTGAGE LOAN: Any Mortgage Loan which the Servicer has modified pursuant to Section 5.01.

      MONTHLY PAYMENT: The minimum required monthly payment of principal and interest due on a Mortgage Loan as specified in the Mortgage Note for any Due Date (before any adjustment to such scheduled amount by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period). Monthly Payments shall be deemed due on an Outstanding Mortgage Loan until such time as it becomes a Liquidated Mortgage Loan.

      MOODY'S: Moody's Investors Service, Inc. or its successor in interest.

      MORTGAGE: With respect to a Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument creating a first lien or a first priority ownership interest in an estate in fee simple in real property securing a Mortgage Note. With respect to a Co-op Loan, the security agreement creating a security interest in the stock allocated to a dwelling unit in a residential cooperative housing corporation and pledged to secure such Co-op Loan and the related Co-op Lease.

      MORTGAGE FILE: As to each Mortgage Loan, the items referred to in Exhibit B annexed hereto.

      MORTGAGE GROUP: Pertaining to Mortgage Group One or Mortgage Group Two, as the case may be.

      MORTGAGE GROUP ONE: The Mortgage Loans in the Trust Fund that are designated in the Mortgage Loan Schedule attached hereto as Exhibit A-1 as comprising Mortgage Group One.

      MORTGAGE GROUP ONE SUBORDINATED PERCENTAGE: As of any Distribution Date, the difference between 100% and the Non-PO Class 1-A Percentage.

      MORTGAGE GROUP ONE SUBORDINATED PREPAYMENT PERCENTAGE: As of any Distribution Date, the difference between 100% and the Non-PO Class 1-A Prepayment Percentage.

      MORTGAGE GROUP TWO: The Mortgage Loans in the Trust Fund that are designated in the Mortgage Loan Schedule attached herero as Exhibit A-2 as comprising Mortgage Group Two.

      MORTGAGE GROUP TWO SUBORDINATED PERCENTAGE: As of any Distribution Date, the difference between 100% and the Non-PO Class 2-A Percentage.

      MORTGAGE GROUP TWO SUBORDINATED PREPAYMENT PERCENTAGE: As of any Distribution Date, the difference between 100% and the Non-PO Class 2-A Prepayment Percentage.

      MORTGAGE LOAN: An individual mortgage loan and all rights with respect thereto, evidenced by a Mortgage and a Mortgage Note, sold and assigned by the Depositor to the Trustee and which is subject to this Agreement and included in the Trust Fund. The Mortgage Loans originally sold and subject to this Agreement are identified on the Mortgage Loan Schedule.

      MORTGAGE LOAN SCHEDULE: The schedule of Mortgage Loans attached hereto as Exhibit A as it may be amended in accordance with Section 3.03, setting forth the following information as to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) the city, state and zip code of the Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan); (iii) an indication of whether the Mortgaged Property (or the related residential dwelling unit in the Underlying Mortgaged Property, in the case of a Co-op Loan) is owner-occupied; (iv) the property type of the Mortgaged Property (or the related residential dwelling unit in the Underlying Mortgaged Property, in the case of a Co-op Loan); (v) the original number of months to stated maturity;
(vi) the number of months remaining to stated maturity from the Cut-off Date;
(vii) the original Loan-to-Value Ratio; (viii) the original principal balance of the Mortgage Loan; (ix) the unpaid principal balance of the Mortgage Loan as of the close of business on the Cut-off Date; (x) the Mortgage Rate; and (xi) the amount of the current Monthly Payment.

      MORTGAGE NOTE: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

      MORTGAGE POOL: The pool of Mortgage Loans held in the Trust Fund.

      MORTGAGE POOL PRINCIPAL BALANCE: As of any date of determination, the aggregate of the Principal Balances of each Outstanding Mortgage Loan on such date of determination less the principal portion of any Monthly Payment due but not paid with respect to which an Advance has not been made, initially $1,075,181,901.

      MORTGAGED PROPERTY: The property securing a Mortgage Note.

      MORTGAGE RATE: With respect to each Mortgage Loan, the per annum rate of interest borne by the Mortgage Loan, as specified in the Mortgage Note. The Mortgage Rate for any Mortgage Loan shall be zero with respect to the period prior to the period during which interest accrues with respect to such Mortgage Loan's first Monthly Payment.

      MORTGAGOR: The obligor on a Mortgage Note.

      NET LIQUIDATION PROCEEDS: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

      NET MORTGAGE RATE: With respect to each Mortgage Loan, a per annum rate of interest for the applicable period equal to the Mortgage Rate less (i) the Servicing Fee Rate and (ii) in the case of a substitute Mortgage Loan, any excess of the Mortgage Rate on the substitute Mortgage Loan over the Mortgage Rate on the removed Mortgage Loan.

      NON-DISCOUNT MORTGAGE LOANS: Any Mortgage Loan having a Net Mortgage Rate in excess of the applicable Remittance Rate.

      NON-MERS MORTGAGE LOAN: Any Mortgage Loan other than a MERS Mortgage Loan.

      NON-PO CLASS 1-A OPTIMAL PRINCIPAL AMOUNT: With respect to any Distribution Date, the lesser of (a) the Non-PO Class 1-A Principal Balance and
(b) the sum of:

            (i) the Non-PO Class 1-A Percentage of the applicable Non-PO Percentage of the principal portion of all Monthly Payments, whether or not received, which were due during the related Due Period on Group One Mortgage Loans which were outstanding during such Due Period;

            (ii) the Non-PO Class 1-A Prepayment Percentage of the applicable Non-PO Percentage of all Principal Prepayments made on any Group One Mortgage Loan during the related Principal Prepayment Period;

            (iii) with respect to each Mortgage Loan not described in (iv) below, the Non-PO Class 1-A Percentage of the applicable Non-PO Percentage of the principal portion of all Insurance Proceeds, condemnation awards and any other cash proceeds from a source other than the applicable Mortgagor, to the extent required to be deposited in the Collection Account pursuant to Section 5.08(iv) and (v), which were received during the related Principal Prepayment Period with respect to a Group One Mortgage Loan, net of related unreimbursed Servicing Advances and net of any portion thereof which, as to any such Mortgage Loan, constitutes Late Collections that have been the subject of an Advance on any prior Distribution Date;

            (iv) with respect to each Group One Mortgage Loan which has become a Liquidated Mortgage Loan during the related Principal Prepayment Period, the lesser of (A) the Non-PO Class 1-A Percentage of the applicable Non-PO Percentage of an amount equal to the Principal Balance of such Liquidated Mortgage Loan as of the Due Date immediately preceding the date on which it became a Liquidated Mortgage Loan and (B) the Non-PO Class 1-A Prepayment Percentage of the applicable Non-PO Percentage of the Net Liquidation Proceeds with respect to such liquidated Mortgage Loan (net of any unreimbursed Advances);

            (v) with respect to each Group One Mortgage Loan repurchased during the related Principal Prepayment Period pursuant to Section 2.02, 3.01,
      5.21 or 11.01, an amount equal to the Non-PO Class 1-A Prepayment Percentage of the applicable Non-PO Percentage of the principal portion of the Purchase Price (net of amounts with respect to which a distribution of principal has previously been made to the Non-PO Class 1-A Certificateholders); and

            (vi) on or after the Credit Support Depletion Date, the excess of the Non-PO Class 1-A Principal Balance (calculated after giving effect to reductions thereof on such Distribution Date with respect to the amounts described in (i) - (v) above) over the Group One Non-PO Allocated Amount, as of the preceding Distribution Date.

      NON-PO CLASS 2-A OPTIMAL PRINCIPAL AMOUNT: With respect to any Distribution Date, the lesser of (a) the Non-PO Class 2-A Principal Balance and
(b) the sum of:

            (i) the Non-PO Class 2-A Percentage of the applicable Non-PO Percentage of the principal portion of all Monthly Payments, whether or not received, which were due during the related Due Period on Group Two Mortgage Loans which were outstanding during such Due Period;

            (ii) the Non-PO Class 2-A Prepayment Percentage of the applicable Non-PO Percentage of all Principal Prepayments made on any Group Two Mortgage Loan during the related Principal Prepayment Period;

            (iii) with respect to each Mortgage Loan not described in (iv) below, the Non-PO Class 2-A Percentage of the applicable Non-PO Percentage of the principal portion of all Insurance Proceeds, condemnation awards and any other cash proceeds from a source other than the applicable Mortgagor, to the extent required to be deposited in the Collection Account pursuant to Section 5.08(iv) and (v), which were received during the related Principal Prepayment Period with respect to a Group Two Mortgage Loan, net of related unreimbursed Servicing Advances and net of any portion thereof which, as to any such Mortgage Loan, constitutes Late Collections that have been the subject of an Advance on any prior Distribution Date;

            (iv) with respect to each Group Two Mortgage Loan which has become a Liquidated Mortgage Loan during the related Principal Prepayment Period, the lesser of (A) the Non-PO Class 2-A Percentage of the applicable Non-PO Percentage of an amount equal to the Principal Balance of such Liquidated Mortgage Loan as of the Due Date immediately preceding the date on which it became a Liquidated Mortgage Loan and (B) the Non-PO Class 2-A Prepayment Percentage of the applicable Non-PO Percentage of the Net Liquidation Proceeds with respect to such liquidated Mortgage Loan (net of any unreimbursed Advances);

            (v) with respect to each Group Two Mortgage Loan repurchased during the related Principal Prepayment Period pursuant to Section 2.02, 3.01,
      5.21 or 11.01, an amount equal to the Non-PO Class 2-A Prepayment Percentage of the applicable Non-PO Percentage of the applicable Non-PO Percentage of the principal portion of the Purchase Price (net of amounts with respect to which a distribution of principal has previously been made to the Non-PO Class 2-A Certificateholders); and

            (vi) on or after the Credit Support Depletion Date, the excess of the Non-PO Class 2-A Principal Balance (calculated after giving effect to reductions thereof on such Distribution Date with respect to the amounts described in (i) - (v) above) over the Group Two Non-PO Allocated Amount, as of the preceding Distribution Date.

      NON-PO CLASS 1-A PERCENTAGE : As of any Distribution Date, a fraction, expressed as a percentage (which shall never exceed 100%), the numerator of which is the Non-PO Class 1-A Principal Balance and the denominator of which is the Group One Non-PO Allocated Amount as of the immediately preceding Due Date.

      NON-PO CLASS 2-A PERCENTAGE : As of any Distribution Date, a fraction, expressed as a percentage (which shall never exceed 100%), the numerator of which is the Non-PO Class 2-A Principal Balance and the denominator of which is the Group Two Non-PO Allocated Amount of the immediately preceding Due Date.

      NON-PO CLASS 1-A PREPAYMENT PERCENTAGE: As of any Distribution Date up to and including the Distribution Date in April 2012, 100%; as of any Distribution Date in the first year thereafter, the Non-PO Class 1-A Percentage plus 70% of the Mortgage Group One Subordinated Percentage for such Distribution Date; as of any Distribution Date in the second year thereafter, the Non-PO Class 1-A Percentage plus 60% of the Mortgage Group One Subordinated Percentage for such Distribution Date; as of any Distribution Date in the third year thereafter, the Non-PO Class 1-A Percentage plus 40% of the Mortgage Group One Subordinated Percentage for such Distribution Date; as of any Distribution Date in the fourth year thereafter, the Non-PO Class 1-A Percentage plus 20% of the Mortgage Group One Subordinated Percentage for such Distribution Date; and as of any Distribution Date after the fourth year thereafter, the Non-PO Class 1-A Percentage; provided that, if the Non-PO Class 1-A Percentage as of any such Distribution Date is greater than the Non-PO Class 1-A Percentage on the first Distribution Date, the Non-PO Class 1-A Prepayment Percentage shall be 100%; and provided further, however, that whenever the Non-PO Class 1-A Percentage equals 0%, the Non-PO Class 1-A Prepayment Percentage shall equal 0%; and provided further that no reduction of the Non-PO Class 1-A Prepayment Percentage below the level in effect for the most recent period shall occur with respect to any Distribution Date unless, as of the last day of the month preceding such Distribution Date, (i) the aggregate outstanding Principal Balance of Mortgage Loans with respect to both Mortgage Groups, each taken individually, delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Fund) does not exceed 50% of the Mortgage Group One Subordinated Percentage of the Mortgage Pool Principal Balance with respect to Mortgage Group One as of such date and (ii) cumulative Realized Losses with respect to both Mortgage Groups, each taken individually, do not exceed (a) 30% of the related Subordinated Percentage of the Mortgage Pool Principal Balance with respect to the related Mortgage Group as of the date of issuance of the Certificates (the related "Original Subordinated Principal Balance") if such Distribution Date occurs between and including May 2012 and April 2013, (b) 35% of the related Original Subordinated Principal Balance if such Distribution Date occurs between and including May 2013 and April 2014, (c) 40% of the related Original Subordinated Principal Balance if such Distribution Date occurs between and including May 2014 and April 2015, (d) 45% of the related Original Subordinated Principal Balance if such Distribution Date occurs between and including May 2015 and April 2016, and (e) 50% of the related Original Subordinated Principal Balance if such Distribution Date occurs during or after May 2016.

      NON-PO CLASS 2-A PREPAYMENT PERCENTAGE: As of any Distribution Date up to and including the Distribution Date in April 2012, 100%; as of any Distribution Date in the first year thereafter, the Non-PO Class 2-A Percentage plus 70% of the Mortgage Group Two Subordinated Percentage for such Distribution Date; as of any Distribution Date in the second year thereafter, the applicable Non-PO Class 2-A Percentage plus 60% of the Mortgage Group Two Subordinated Percentage for such Distribution Date; as of any Distribution Date in the third year thereafter, the Non-PO Class 2-A Percentage plus 40% of the Mortgage Group Two Subordinated Percentage for such Distribution Date; as of any Distribution Date in the fourth year thereafter, the applicable Non-PO Class 2-A Percentage plus 20% of the Mortgage Group Two Subordinated Percentage for such Distribution Date; and as of any Distribution Date after the fourth year thereafter, the Non-PO Class 2-A Percentage; provided that, if the Non-PO Class 2-A Percentage on the first Distribution Date is greater than the Non-PO Class 2-A Percentage, the Non-PO Class 2-A Prepayment Percentage shall be 100%; and provided further, however, that whenever the Non-PO Class 2-A Percentage equals 0%, the Non-PO Class 2-A Prepayment Percentage shall equal 0%; and provided further that no reduction of the Non-PO Class 2-A Prepayment Percentage below the level in effect for the most recent period shall occur with respect to any Distribution Date unless, as of the last day of the month preceding such Distribution Date,
(i) the aggregate outstanding Principal Balance of Mortgage Loans with respect to both Mortgage Groups, each taken individually, delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Fund) does not exceed 50% of the Mortgage Group Two Subordinated Percentage of the Mortgage Pool Principal Balance with respect to Mortgage Group Two as of such date and (ii) cumulative Realized Losses with respect to both Mortgage Groups, each taken individually, do not exceed (a) 30% of the related Subordinated Percentage of the Mortgage Pool Principal Balance with respect to the related Mortgage Group as of the date of issuance of the Certificates (the related "Original Subordinated Principal Balance") if such Distribution Date occurs between and including May 2012 and April 2013, (b) 35% of the related Original Subordinated Principal Balance if such Distribution Date occurs between and including May 2013 and April 2014, (c) 40% of the related Original Subordinated Principal Balance if such Distribution Date occurs between and including May 2014 and April 2015, (d) 45% of the related Original Subordinated Principal Balance if such Distribution Date occurs between and including May 2015 and April 2016, and (e) 50% of the related Original Subordinated Principal Balance if such Distribution Date occurs during or after May 2016.

      NON-PO CLASS 1-A PRINCIPAL BALANCE: As of any Distribution Date, (a) the Non-PO Class 1-A Principal Balance for the immediately preceding Distribution Date less (b) amounts distributed (or deemed distributed) to the Class 1-A Certificateholders on such preceding Distribution Date allocable to principal (including the principal portion of Advances of the Servicer made pursuant to Section 6.03 and Realized Losses allocated to the Class 1-A Certificates pursuant to Section 6.04); provided that the Non-PO Class 1-A Principal Balance on the first Distribution Date shall be the Original Non-PO Class 1-A Principal Balance.

      NON-PO CLASS 2-A PRINCIPAL BALANCE: As of any Distribution Date, (a) the Non-PO Class 2-A Principal Balance for the immediately preceding Distribution Date less (b) amounts distributed (or deemed distributed) to the Class 2-A Certificateholders on such preceding Distribution Date allocable to principal (including the principal portion of Advances of the Servicer made pursuant to Section 6.03 and Realized Losses allocated to the Class 2-A Certificates pursuant to Section 6.04); provided that the Non-PO Class 2-A Principal Balance on the first Distribution Date shall be the Original Non-PO Class 2-A Principal Balance.

      NON-PO CLASS 1-A PRINCIPAL PAYMENT RULES:

      (I) With respect to any Distribution Date up to and including the Credit Support Depletion Date, distributions to the Class 1-A Certificateholders pursuant to Section 6.01(b)(ii)(A) shall be made in the following amounts and priority:

      First, to the Class A-R Certificates, until the Outstanding Certificate Principal Balance of such Class has been reduced to zero;

      Second, to the Class 1-A5 and Class 1-A6 Certificates, pro rata, based upon their Outstanding Certificate Principal Balances, up to the Class 1-A5 and Class 1-A6 Lockout Principal Distribution Amount;

      Third, concurrently:

      (A) 44.6752728427%, as follows:

            (a) first, to the Class 1-A7 and Class 1-A8 Certificates, pro rata, based upon their Outstanding Certificate Principal Balances, up to the Class 1-A7 and Class 1-A8 Lockout Principal Distribution Amount;

            (b) second, concurrently:

                  (1) 21.1867144983%, sequentially, as follows:

      (i) first, to the Class 1-A10, until the Outstanding Certificate Principal Balance of such Class has been reduced to zero;

      (ii) second, to the Class 1-A14 and Class 1-A20 Certificates, pro rata, based upon the Outstanding Certificate Principal Balance of the Class 1-A14 Certificates and, with respect to the Class 1-A20 Certificates, the amount that is equal to the product of the Outstanding Certificate Principal Balance of the Class 1-A20 Certificates multiplied by a fraction the numerator of which is 16,453,428 and the denominator of which is 46,014,619 (such amount, the "Class 1-A14 and Class 1-A20 Exchangeable Amount"), until the Outstanding Certificate Principal Balance of the Class 1-A14 Certificates and the Class 1-A14 and Class 1-A20 Exchangeable Amount has been reduced to zero;

      (iii) third, to the Class 1-A15 and Class 1-A20 Certificates, pro rata, based upon the Outstanding Certificate Principal Balance of the Class 1-A15 Certificates and, with respect to the Class 1-A20 Certificates, the amount that is equal to the product of the Outstanding Certificate Principal Balance of the Class 1-A20 Certificates multiplied by a fraction the numerator of which is 29,561,191 and the denominator of which is 46,014,619 (such amount, the "Class 1-A15 and Class 1-A20 Exchangeable Amount"), until the Outstanding Certificate Principal Balance of the Class 1-A15 Certificates and the Class 1-A15 and Class 1-A20 Exchangeable Amount has been reduced to zero;

                  (2) 22.4981464274%, sequentially, as follows:

      (i) first, to the Class 1-A12, until the Outstanding Certificate Principal Balance of such Class has been reduced to zero;

      (ii) second, to the Class 1-A14 and Class 1-A20 Certificates, pro rata, based upon the Outstanding Certificate Principal Balance of the Class 1-A14 Certificates and, with respect to the Class 1-A20 Certificates, the Class 1-A14 and Class 1-A20 Exchangeable Amount, until the Outstanding

Certificate Principal Balance of the Class 1-A14 Certificates and the Class 1-A14 and Class 1-A20 Exchangeable Amount has been reduced to zero;

      (iii) third, to the Class 1-A15 and Class 1-A20 Certificates, pro rata, based upon the Outstanding Certificate Principal Balance of the Class 1-A15 Certificates and, with respect to the Class 1-A20 Certificates, the Class 1-A15 and Class 1-A20 Exchangeable Amount, until the Outstanding Certificate Principal Balance of the Class 1-A15 Certificates and the Class 1-A15 and Class 1-A20 Exchangeable Amount has been reduced to zero;

                  (3) 56.3151390743%, sequentially, as follows:

      (i) first, to the Class 1-A13, until the Outstanding Certificate Principal Balance of such Class has been reduced to zero;

      (ii) second, to the Class 1-A15 and Class 1-A20 Certificates, pro rata, based upon the Outstanding Certificate Principal Balance of the Class 1-A15 Certificates and, with respect to the Class 1-A20 Certificates, the Class 1-A15 and Class 1-A20 Exchangeable Amount, until the Outstanding Certificate Principal Balance of the Class 1-A15 Certificates and the Class 1-A15 and Class 1-A20 Exchangeable Amount has been reduced to zero;

            (c) third, to the Class 1-A7 and Class 1-A8 Certificates, pro rata, based upon their Outstanding Certificate Principal Balances, until the principal balance of each such class has been reduced to zero.

      (B) 55.3247271573%, as follows:

            (a) first, to the Class 1-A16, Class 1-A18, Class 1-A19, Class 1-A21, Class 1-A22, Class 1-A23 and Class 1-A24 Certificates, up to the amount necessary to reduce the aggregate principal balance of such classes to their Planned Principal Balance, as follows:

                  (1) first, to the Class 1-A16, Class 1-A18, Class 1-A21, Class 1-A22, Class 1-A23 and Class 1-A24 Certificates, pro rata, based upon their Outstanding Certificate Principal Balances, until the principal balance of each such class has been reduced to zero;

                  (2) second, to the Class 1-A19 Certificates, until the principal balance of such class has been reduced to zero;

            (b) second, sequentially, to the Class 1-A1 and Class 1-A3 Certificates, in that order, up to the amount necessary to reduce the aggregate principal balance of such classes to their Targeted Principal Balance;

            (c) third, to the Class 1-A4 Certificates, until the principal balance of such class has been reduced to zero;

            (d) fourth, sequentially, to the Class 1-A1 and Class 1-A3 Certificates, in that order, until the principal balance of each such class has been reduced to zero;

            (e) fifth, to the Class 1-A16, Class 1-A18, Class 1-A21, Class 1-A22, Class 1-A23 and Class 1-A24 Certificates, pro rata, based upon their Outstanding Certificate Principal Balances, until the principal balance of each such class has been reduced to zero;

            (f) sixth, to the Class 1-A19 Certificates, until the principal balance of such class has been reduced to zero;

      Fourth, to the Class 1-A5 and Class 1-A6 Certificates, pro rata, based upon their Outstanding Certificate Principal Balances, until the principal balance of each such class has been reduced to zero.

      (II) With respect to any Distribution Date after the Credit Support Depletion Date, distributions pursuant to Section 6.01(I)(b)(ii)(A) shall be made pro rata among the outstanding Classes of Class 1-A Certificates in relation to the respective Outstanding Certificate Principal Balances of such outstanding Classes, and not in accordance with the priority of payments among such Classes set forth in clause (I) above.

      NON-PO CLASS 2-A PRINCIPAL PAYMENT RULES: On each Distribution Date, the Non-PO Class 2-A Optimal Principal Amount will be distributed to the Class 2-A1 Certificates, until the Outstanding Certificate Principal Balance of such Class has been reduced to zero.

      NON PO PERCENTAGE: With respect to each Mortgage Loan, the fraction, expressed as a percentage (but not greater than 100%), the numerator of which equals the applicable Net Mortgage Rate and the denominator of which equals the applicable Remittance Rate.

      NON-PO PRINCIPAL BALANCE: In the case of a Non-Discount Mortgage Loan, the Scheduled Principal Balance of such Mortgage Loan and, in the case of a Discount Mortgage Loan, the product of (i) the Scheduled Principal Balance of such Mortgage Loan and (ii) the Non-PO Percentage for such Mortgage Loan.

      NONRECOVERABLE ADVANCE: Any Advance previously made or proposed to be made in respect of a Mortgage Loan by the Servicer pursuant to Section 6.03 which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not, ultimately be recoverable by the Servicer from Late Collections or otherwise. The determination by the Servicer that it has made, or would be making, a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer of the Servicer delivered to the Trustee, any co-trustee and the Depositor and detailing the reasons for such determination.

      OFFICERS' CERTIFICATE: A certificate signed by two of the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President, the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries or any other duly authorized officer of the Depositor or the Servicer, and delivered to the Trustee.

      OPINION OF COUNSEL: A written opinion of counsel, who may be counsel for the Depositor or the Servicer and who is reasonably acceptable to the Trustee.

      ORIGINAL CERTIFICATE PRINCIPAL BALANCE: With respect to any Class of Certificates, the amount specified for such Class or Component in Section 4.01(d).

      ORIGINAL CLASS A PRINCIPAL BALANCE:             $   1,026,798,714.

      ORIGINAL NON-PO CLASS 1-A PRINCIPAL BALANCE:    $   950,615,205.

      ORIGINAL NON-PO CLASS 2-A PRINCIPAL BALANCE:    $    71,744,204.

      ORIGINAL CLASS M PRINCIPAL BALANCE:             $    18,278,000.

      ORIGINAL CLASS B PRINCIPAL BALANCE:             $    30,105,186.

      ORIGINAL CREDIT SUPPORT: With respect to any Class of Subordinated Certificates (other than the Class B-6 Certificates), the level of Credit Support indicated below:

Class A-M:     3.70%
Class M-1:     2.80%
Class B-1:     1.40%
Class B-2:     0.85%
Class B-3:     0.50%
Class B-4:     0.30%
Class B-5:     0.20%

      OUTSTANDING CERTIFICATE GROUP: With respect to any Distribution Date, any Certificate Group which has not become a Retired Certificate Group on any prior Distribution Date.

      ORIGINAL SUBORDINATED PRINCIPAL BALANCE: With respect to any Mortgage Group, the related Subordinated Amount, as of the date of issuance of the Certificates.

      OUTSTANDING CERTIFICATE PRINCIPAL BALANCE: With respect to any Class of Certificates of Certificates or Component (other than the Class 1-A2, Class 1-A9, Class 1-A11, Class 1-A17, Class 1-AX and Class 2-AX Certificates) and any Distribution Date, the Original Certificate Principal Balance of such Class or Component minus the sum of (i) any distributions of principal made on such Class or Component prior to such Distribution Date and (ii) any Realized Losses allocated to such Class prior to such Distribution Date; plus, in the case of the Class 1-A3 Certificates, on each Distribution Date prior to the Class 1-A3 Accretion Termination Date, the related amounts calculated for such Distribution Date pursuant to Section 6.01(I)(b)(i)(CC), and in the case of the Class 1-A4 Certificates, on each Distribution Date prior to the Class 1-A4 Accretion Termination Date, the related amounts calculated for such Distribution Date pursuant to Section 6.01(I)(b)(i)(DD); provided, however, that on any Distribution Date on which a Subsequent Recovery is distributed, the Outstanding Certificate Principal Balance of any Class of Certificates then outstanding for which any Realized Loss has been applied will be increased, in order of seniority, by an amount equal to the lesser of (i) the amount the Class of Certificates has been reduced by any Realized Losses which have not been previously offset by any Subsequent Recovery pursuant to this proviso and (ii) the total amount of any Subsequent Recovery distributed on such date to Certificateholders (as reduced (x) by increases in the Outstanding Certificate Principal Balance of more senior Classes of Certificates on such Distribution Date and (y) to reflect a proportionate amount of what would (but for this clause (y)) have been the increases in the Outstanding Certificate Principal Balance of Classes of Certificates of equal seniority on such Distribution
Date); provided, further, however, that (I) with respect to the Class of Class B Certificates then outstanding having the highest numerical class designation, the Outstanding Certificate Principal Balance of such Class shall equal the excess of the Mortgage Pool Principal Balance (excluding the PO Allocated Amount) (together with the principal portion of any Monthly Payment due but not paid with respect to which an Advance has not been made) over the sum of the Outstanding Certificate Principal Balances of all Classes of Certificates (other than the Class A-P Certificates and the Class of Class B Certificates then outstanding having the highest numerical class designation); and (II) during such time as the Outstanding Certificate Principal Balance of the Class B-1 Certificates equals zero, with respect to the Class of Class M Certificates then outstanding having the highest numerical class designation (for the purposes of this paragraph, the Class M-1 Certificates shall be deemed to have a higher numerical class designation than the Class A-M Certificates), the Outstanding Certificate Principal Balance of such Class shall equal the excess of the Mortgage Pool Principal Balance (excluding the PO Allocated Amount) (together with the principal portion of any Monthly Payment due but not paid with respect to which an Advance has not been made) over the sum of the Outstanding Certificate Principal Balances of all Classes of Certificates (other than the Class A-P Certificates and the Class of Class M Certificates then outstanding having the highest numerical class designation); provided, however, that the Outstanding Certificate Principal Balances of the Exchangeable Initial Certificates and the Exchangeable Certificates shall vary based upon which exchanges, if any, have taken place pursuant to the terms of Section 3.02 of the Trust Agreement.

      OUTSTANDING MORTGAGE LOAN: As to any Distribution Date, a Mortgage Loan which was not paid in full during the related or any previous Principal Prepayment Period, which did not become a Liquidated Mortgage Loan during the related or any previous Principal Prepayment Period and which was not repurchased under Section 2.02, 3.01, 5.01, 5.21 or 11.01 during the related or any previous Principal Prepayment Period.

      OVERCOLLATERALIZED GROUP: As defined in Section 6.01(I)(b)(ix)(B).

      PASS-THRU ENTITY: A "Pass-Thru Entity" as defined in Section 860E(e)(6) of the Code.

      PAYING AGENT: The Person appointed by the Trustee as Paying Agent pursuant to Section 4.05.

      PERCENTAGE INTEREST: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made hereunder, such percentage interest being equal, with respect to any Class, to the percentage obtained by dividing the Outstanding Certificate Principal Balance (or the Class 1-A2 Notional Amount, Class 1-A9 Notional Amount, Class 1-A11 Notional Amount, Class 1-A17 Notional Amount, Class 1-AX Notional Amount and Class 2-AX Notional Amount in the case of the Class 1-A2, Class 1-A9, Class 1-A11, Class 1-A17, Class 1-AX and Class 2-AX Certificates, respectively) of such Certificate by the aggregate of the Outstanding Certificate Principal Balances (or the Class 1-A2 Notional Amount, Class 1-A9 Notional Amount, Class 1-A11 Notional Amount, Class 1-A17 Notional Amount, Class 1-AX Notional Amount and Class 2-AX Notional Amount in the case of the Class 1-A2, Class 1-A9, Class 1-A11, Class 1-A17, Class 1-AX and Class 2-AX Certificates, respectively) of all the Certificates of such Class and with respect to all Certificates, the percentage obtained by dividing the Outstanding Certificate Principal Balance of such Certificate by the aggregate of the Outstanding Certificate Principal Balances of all the Certificates.

      PERMITTED ACTIVITIES: The primary activities of the Trust created pursuant to this Agreement which shall be: (i) holding Mortgage Loans transferred from the Depositor and other assets of the Trust Fund, including any credit enhancement and passive derivative financial instruments that pertain to beneficial interests issued or sold to parties other than the Depositor, its Affiliates, or its agents; (ii) issuing certificates and other interests in the assets of the Trust Fund; (iii) receiving collections on the Mortgage Loans and making payments on such certificates and interests in accordance with the terms of this Agreement; and (iv) engaging in other activities that are necessary or incidental to accomplish these limited purposes, which activities cannot be contrary to the status of the Trust Fund as a qualified special purpose entity under existing accounting literature.

      PERSON: Any individual, corporation, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      PLANNED PRINCIPAL BALANCE: With respect to the Class 1-A16, Class 1-A18, Class 1-A19, Class 1-A21, Class 1-A22, Class 1-A23 and Class 1-A24 Certificates and any Determination Date, the amount specified for such Distribution Date on
Exhibit V hereto.

      PO ALLOCATED AMOUNT: At the time of any determination, the amount derived by (i) multiplying the outstanding Principal Balance of each Mortgage Loan on such date of determination by the PO Percentage with respect to such Mortgage Loan and (ii) summing the results.

      PO PERCENTAGE: The PO Percentage with respect to each Mortgage Loan as identified on the Mortgage Loan Schedule, such percentage being equal to the fraction, expressed as a percentage (but not less than 0%), the numerator of which equals the excess of the applicable Remittance Rate over the applicable Net Mortgage Rate and the denominator of which equals the applicable Remittance Rate.

      PLAN: As defined in Section 4.02(d)(i).

      PRIMARY INSURANCE POLICY: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 5.15 hereof.

      PRINCIPAL BALANCE: At the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-off Date (after deduction of all principal payments due on or before the Cut-off Date whether or not paid) (or, in the case of a substitute Mortgage Loan included in the Trust Fund pursuant to Section 3.03, the close of business as of the date of substitution) reduced by all amounts previously distributed to Certificateholders that are allocable to payments of principal on such Mortgage Loan (including the principal portion of Advances of the Servicer made pursuant to Section 6.03).

      PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan (other than Late Collections) which is received other than as part of a monthly payment; provided, however, that the term Principal Prepayment does not include Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries, condemnation awards or other cash proceeds from a source other than the applicable Mortgagor.

      PRINCIPAL PREPAYMENT PERIOD: With respect to any Distribution Date, the period beginning on the first day of the month preceding the month in which such Distribution Date occurs and ending on the last day of such month.

      PTCE: As defined in Section 4.02(d)(i).

      PURCHASE PRICE: With respect to any Mortgage Loan required to be purchased on any date pursuant to Section 2.02, 3.01, 5.01, 5.21 or 11.01, an amount equal to the sum of (a) 100% of the Principal Balance thereof, (b) unpaid accrued interest at the Mortgage Rate thereon from the Due Date on which interest was last paid by the Mortgagor or Advanced by the Servicer to the Due Date next following the date of repurchase, (c) the aggregate of any unreimbursed Advances and any unreimbursed Servicing Advances and (d) any unreimbursed costs, penalties and/or damages incurred by the Trust Fund and/or the Trustee in connection with any violation relating to such Mortgage Loan of any predatory or abusive lending law.

      QUALIFIED INSURER: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by FNMA and FHLMC and whose claims-paying ability is rated in the two highest rating categories by S&P, Moody's and Fitch with respect to primary mortgage insurance and in the two highest rating categories for general policyholder rating and financial performance index rating by A.M. Best Company or its successor in interest with respect to hazard and flood insurance.

      RATE ADJUSTMENT DATE: The second LIBOR Business Day prior to the first day of each Interest Accrual Period after the initial Interest Accrual Period.

      RATE CAP CEILING: With respect to the Class 1-A1 or Class 1-A8 Yield Maintenance Agreement and the applicable Distribution Date, the rate specified in Exhibit U or Exhibit U-1, respectively, under the heading "Ceiling" for that Distribution Date.

      RATING AGENCY: Any nationally recognized statistical rating organization, or its successor, that rated one or more Classes of Certificates at the request of the Depositor at the time of the initial issuance of the Certificates. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer. References herein to the two highest long-term debt rating categories of a Rating Agency shall mean AA or better in the case of S&P and Fitch Ratings and Aa or better in the case of Moody's.

      REALIZED LOSS: With respect to (i) a Liquidated Mortgage Loan, the amount, if any, by which the unpaid Principal Balance and accrued interest thereon at a rate equal to the Net Mortgage Rate exceeds the amount actually recovered by the Servicer with respect thereto (net of reimbursement of Advances and Servicing Advances) at the time such Mortgage Loan became a Liquidated Mortgage Loan or
(ii) with respect to a Mortgage Loan which is not a Liquidated Mortgage Loan, any amount of principal that the Mortgagor is no longer legally required to pay (except for the extinguishment of debt that results from the exercise of remedies due to default by the Mortgagor).

      REALIZED LOSS INTEREST SHORTFALL: The meaning specified in Section
6.05(c).

      RECORD DATE: With respect to each Class of Certificates (other than the Class 1-A1 and Class 1-A2 Certificates), the close of business of the last Business Day of the month preceding the month of the related Distribution Date. With respect to the Class 1-A1 and Class 1-A2 Certificates, the close of business on the business day immediately preceding the related Distribution Date.

      REFERENCE BANKS: Four majory banks in the London interbank market selected by the Counterparty.

      REGULATION AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      RELEVANT MORTGAGE LOAN: The meaning specified in Section 5.01.

      RELIEF ACT: The Servicemembers Civil Relief Act or the California Military and Veterans Code, as amended, or any other similar state or local law.

      REMIC: A "real estate mortgage investment conduit," as such term is defined in Section 860D of the Code. References herein to "a REMIC" or "the REMICs" shall mean one or all, as the context requires, of the REMICs created hereunder.

      REMIC POOL: Each of the Lower-Tier REMIC, the Middle-Tier REMIC and the Upper-Tier REMIC.

      REMIC PROVISIONS: Provisions of the federal income tax law relating to REMICs which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations and rulings promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

      REMIC REPORTING AGENT: As defined in Section 7.02(b).

      REMITTANCE RATE: The Group One Remittance Rate or the Group Two Remittance Rate, as applicable.

      REPURCHASE PROCEEDS: All proceeds of any Mortgage Loan or property acquired in respect thereof repurchased pursuant to Section 2.02, 3.01, 5.01,
5.21 or 11.01.

      RESERVE FUND: As defined in Section 5.29.

      RESIDUAL INTEREST: The interest represented by (i) amounts, if any, remaining in the Collection Account following termination of the Trust Fund after payments to the Class A Certificateholders (other than the Class A-R Certificateholders), the Class M Certificateholders and the Class B Certificateholders and (ii) amounts paid in respect of principal and accrued interest on the Class A-R Certificates, other than, in the case of both (i) and
(ii), amounts attributable to the Class LT-R Interest or the Class MT-R
Interest.

      RESPONSIBLE OFFICER: When used with respect to the Trustee, any senior vice president, any vice president, any assistant vice president, any senior trust officer, any trust officer or any other officer of the Trustee in its Agency & Trust Office customarily performing functions similar to those performed by any of the above designated officers.

      RETIRED CERTIFICATE GROUP: With respect to any Distribution Date, any Certificate Group with respect to which the aggregate Outstanding Certificate Principal Balance is reduced to zero on or before such Distribution Date.

      REUTERS PAGE LIBOR01: The display currently so designated on Reuters Xtra 3000 Service or such other page as may replace such display on that service for the purpose of displaying London interbank offered rates of major banks.

      S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

      SALE AGREEMENT: The Mortgage Loan Sale Agreement dated as of April 1, 2007 between the Depositor and CHF.

      SARBANES-OXLEY CERTIFICATION: The meaning specified in Section 5.24(f).

      SCHEDULED PRINCIPAL BALANCE: With respect to any Mortgage Loan as of any Distribution Date, the unpaid principal balance of such Mortgage Loan as specified in the amortization schedule at the time relating thereto (before any adjustment to such schedule by reason of bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) as of the Due Date in the month preceding the month of such Distribution Date, or as the Cut-off Date, with respect to the first (1st) Distribution Date, after giving effect to any previously applied prepayments, the payment of principal due on such first day of the month and any reduction of the principal balance of such Mortgage Loan by a bankruptcy court, irrespective of any delinquency in payment by the related Mortgagor.

      SECTION 302 REQUIREMENTS: Any rules or regulations promulgated pursuant to the Sarbanes-Oxley Act of 2002 (as such may be amended from time to time).

      SECURITIES ACT: The Securities Act of 1933, as amended.

      SELLER: CHF.

      SERVICER: Chase or any successor under this Agreement.

      SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations and which are "unanticipated expenses" (within the meaning of Treasury regulations section 1.860G-1(b)(3)(ii)) including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op
Loan), (ii) any enforcement or judicial proceedings, including foreclosures,
(iii) the management and liquidation of the Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) if the Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) is acquired in satisfaction of the Mortgage, (iv) taxes and assessments on the Mortgaged Properties subject to the Mortgage Loans and (v) compliance with the obligations under Section 5.21.

      SERVICING CRITERIA: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

      SERVICING FEE: The amount of the monthly fee paid for the servicing of the Mortgage Loans, equal to, as of any Distribution Date, with respect to each Mortgage Loan, one-twelfth of the Servicing Fee Rate of the Principal Balance thereof as of the Determination Date in the preceding month, subject to adjustment as provided in Section 6.05. The Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payments that shall have come due and only at the time such Monthly Payment shall be made. The right to receive the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion of such Monthly Payments (or the interest portion of any Principal Prepayment in full) collected by the Servicer, or as otherwise provided under Section 5.09 or 5.23.

      SERVICING FEE RATE: 0.2560% per annum.

      SERVICING OFFICER: Any officer of the Servicer or any Sub-Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a written certificate listing servicing officers furnished to the Trustee by the Servicer on or prior to the Closing Date, and signed on behalf of the Servicer or any Sub-Servicer by its President, any Vice President or its Treasurer, as such certificate may from time to time be amended.

      SFAS 140: Statement of Financial Accounting Standard No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities dated September 2000, published by the Financial Accounting Standards Board of the Financial Accounting Foundation.

      SIMILAR LAW: The meaning specified in Section 4.02(d).

      SINGLE CERTIFICATE: A Certificate of any Class that evidences the smallest permissible original denomination for such Class of Certificates as specified in
Section 4.01(d).

      SPECIAL HAZARD AMOUNT: Initially, $10,751,819.01. As of the first anniversary of the Cut-off Date, the Special Hazard Amount shall be reduced, but not increased, to the lesser of (i) the initial

Special Hazard Amount less the sum of all amounts allocated to the Subordinated Certificates in respect of Special Hazard Losses on the Mortgage Loans during such year or (ii) the Adjustment Amount for such anniversary. As of each subsequent anniversary of the Cut-off Date, the Special Hazard Amount shall be reduced, but not increased, to the lesser of (i) the Special Hazard Amount on the immediately preceding anniversary of the Cut-off Date less the sum of all amounts allocated to the Subordinated Certificates in respect of Special Hazard Losses on the Mortgage Loans during such year and (ii) the Adjustment Amount for such anniversary. The "Adjustment Amount" with respect to each anniversary of the Cut-off Date will be equal to 1.00% multiplied by the aggregate outstanding Principal Balance of the Mortgage Loans.

      SPECIAL HAZARD LOSS: With respect to any Mortgage Loan, any Realized Loss or portion thereof resulting from direct physical loss or damage to the related Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op
Loan), which is not insured against under the Standard Hazard Policy required to be maintained hereunder.

      STANDARD HAZARD POLICY: Each standard hazard insurance policy or replacement therefor referred to in Section 5.16.

      STARTUP DAY: The meaning specified in Section 2.04(a).

      SUBCONTRACTOR: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans as determined by and under the direction or authority of the Servicer or a Sub-Servicer.

      SUBORDINATED CERTIFICATES: The Class M and Class B Certificates, referred to collectively.

      SUBORDINATED OPTIMAL PRINCIPAL AMOUNT: With respect to any Distribution Date, the lesser of (a) the aggregate Outstanding Certificate Principal Balance of the Subordinated Certificates (before giving effect to any distributions of principal on such Distribution Date) and (b) (1) the sum of: (i) the applicable Subordinated Percentage of the applicable Non-PO Percentage of the principal portion of all Monthly Payments, whether or not received, which were due during the related Due Period on Mortgage Loans which were outstanding during such Due Period; (ii) the applicable Subordinated Prepayment Percentage of the applicable Non-PO Percentage of all Principal Prepayments made on any Mortgage Loan during the related Principal Prepayment Period; (iii) with respect to each Mortgage Loan not described in (iv) below, the applicable Subordinated Percentage of the applicable Non-PO Percentage of the principal portion of all Insurance Proceeds, condemnation awards and any other cash proceeds from a source other than the applicable Mortgagor, to the extent required to be deposited in the Collection Account pursuant to Section 5.08(iv) and (v), which were received during the related Principal Prepayment Period, net of related unreimbursed Servicing Advances and net of any portion thereof which, as to any such Mortgage Loan, constitutes Late Collections that have been the subject of an Advance on any prior Distribution Date; (iv) with respect to each Mortgage Loan which has become a Liquidated Mortgage Loan during the related Principal Prepayment Period, an amount equal to the portion (if any) of the Net Liquidation Proceeds with respect to such Mortgage Loan (net of any unreimbursed Advances) that was not included in the Group One Class A-P Amount, the Group Two Class A-P Amount, the Non-PO Class 1-A Optimal Principal Amount or Non-PO Class 2-A Optimal Principal Amount with respect to such Distribution Date; and (v) with respect to each Mortgage Loan repurchased or purchased during the related Principal Prepayment Period pursuant to Section 2.02, 3.01, 5.01, 5.21 or 11.01, an amount equal to the applicable Subordinated Prepayment Percentage of applicable Non-PO Percentage of the principal portion of the Purchase Price (net of amounts with respect to which a distribution of principal has previously been made to the Subordinated Certificateholders) minus (2) the Class A-P Shortfall Amount with respect to such Distribution Date.

      SUBORDINATED PERCENTAGE: The Mortgage Group One Subordinated Percentage or the Mortgage Group Two Subordinated Percentage, as the case may be.

      SUBORDINATED PREPAYMENT PERCENTAGE: The Mortgage Group One Subordinated Prepayment Percentage or the Mortgage Group Two Subordinated Prepayment Percentage, as the case may be.

      SUB-SERVICER: Any Person that services Mortgage Loans on behalf of the Servicer or any Sub-Servicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB. Any Sub-Servicer shall meet the qualifications set forth in Section 5.02.

      SUB-SERVICING AGREEMENT: Any agreement between the Servicer and any Sub-Servicer, relating to servicing or administration of certain Mortgage Loans as provided in Section 5.02, in such form as has been approved by the Servicer and the Depositor.

      SUBSEQUENT RECOVERY: The amount, if any, recovered by the Servicer with respect to a Liquidated Mortgage Loan with respect to which a Realized Loss has been incurred after liquidation and disposition of such Mortgage Loan.

      SUBSTITUTE EXCESS INTEREST: As defined in Section 3.03.

      TARGETED PRINCIPAL BALANCE: With respect to the Class 1-A1 and Class 1-A3 Certificates and any Determination Date, the amount specified for such Class for such Distribution Date on Exhibit W hereto.

      TRUST: The Trust created pursuant to this Agreement.

      TRUST AGREEMENT: The Trust Agreement dated as of April 1, 2007, entered into by and among the Depositor, the Trustee, the servicer and the Paying Agent for the issuance of the Exchangeable Certificates and the Exchangeable Initial Certificates.

      TRUST FUND: The corpus of the Trust consisting of (i) the Mortgage Loans,
(ii) such assets as shall from time to time be identified as deposited in the Collection Account and the Certificate Account, (iii) the Trust's rights under the Yield Maintenance Agreements, (iv) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure, (v) Standard Hazard Policies and any other insurance policies, and the proceeds thereof and (vi) any proceeds of any of the foregoing.

      TRUSTEE: The Bank of New York Trust Company, N.A., a national banking association and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party, and any successor trustee at the time serving as successor trustee hereunder, appointed as herein provided.

      UNCERTIFICATED PRINCIPAL BALANCE: With respect to any Lower-Tier REMIC Regular Interest as of any Distribution Date, the initial principal amount of such regular interest, reduced by (i) all amounts distributed on previous Distribution Dates on such regular interest with respect to principal and (ii) the principal portion of all Realized Losses allocated prior to such Distribution Date to such regular interest, and increased with respect to Subsequent Recoveries as provided in Section 2.04.

      UNCERTIFICATED REMIC INTERESTS: The rights created under this Pooling and Servicing Agreement with respect to the Class 1-A14, Class 1-A15, Class 1-A17 and Class 1-A21 Certificates (without giving effect to any issuance of Exchangeable Certificates pursuant to the terms of the Trust Agreement), which rights are deposited in the trust created pursuant to the Trust Agreement.

      UNDERCOLLATERALIZED POOL: As defined in Section 6.01(I)(b)(ix)(B).

      UPPER-TIER REMIC: The Upper-Tier REMIC as described in Section 2.04.

      UPPER-TIER REMIC REGULAR INTERESTS: (i) Each of the Classes of Certificates (other than the Class A-R Certificate, Class 1-A1 and Class 1-A8 Certificates, the Exchangeable Initial Certificates and the Exchangeable Certificates), (ii) the Uncertificated REMIC Interests and (iii) the rights under the Class 1-A1 and Class 1-A8 Certificates other than the rights with respect to Basis Risk Shortfall Carryover Amounts.

      U.S. PERSON: A "United States Person" as defined in Section 7701(a)(30) of the Code.

      YIELD MAINTENANCE AGREEMENTS: The Class 1-A1 Yield Maintenance Agreement and the Class 1-A8 Yield Maintenance Agreement, as described in Section 5.29 and set forth in Exhibit U and Exhibit U-1 hereto, respectively.

      YIELD MAINTENANCE AGREEMENT REMITTANCE DATE: The day that is two New York business days prior to each Distribution Date, provided that if such day is not a New York business day, such Yield Maintenance Agreement Remittance Date shall be the next preceding New York business day.

                               [END OF ARTICLE I]

                                   ARTICLE II

                    CONVEYANCE OF MORTGAGE LOANS; TRUST FUND

      Section 2.01 Conveyance of Mortgage Loans. The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans on or after the Cut-off Date (other than Monthly Payments due on the Mortgage Loans on or before the Cut-off Date).

      In connection with such assignment, the Depositor does hereby deliver to, and deposit with, the Custodian on behalf of the Trustee the following documents or instruments with respect to each Mortgage Loan so assigned:

(i)   With respect to each Mortgage Loan which is not a Co-op Loan:

      (A) Original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of ______, without recourse" and signed in the name of the last endorsee by an authorized officer.

      (B) The original Mortgage (including all riders thereto) with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy of the original that was sent for recording, certified by the Seller.

      (C) The original policy of title insurance, or in the event such original title policy is unavailable a copy of the related policy (provided that use of a copy is acceptable to the related title insurance or escrow company), including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.

      (D) Certified true copy of power of attorney sent for recording.

(ii) With respect to each Non-MERS Mortgage Loan which is not a Co-op Loan:

      (A) The original Assignment of Mortgage to "The Bank of New York Trust Company, N.A., as trustee (Chase Mortgage Finance Corporation)," which assignment shall be in form and substance acceptable for recording, or a copy certified by the Seller as a true and correct copy of the original Assignment of Mortgage which has been sent for recordation. Subject to the foregoing, such assignments may, if permitted by law, be by blanket assignments for Mortgage Loans covering Mortgaged Properties situated within the same county. If the Assignment of Mortgage is in blanket form, a copy of the Assignment of Mortgage shall be included in the related individual Mortgage File.

      (B) The original policy of title insurance, or in the event such original title policy is unavailable a copy of the related policy (provided that use of a copy is acceptable to the related title insurance or escrow company), including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.

      (C) Originals of all recorded intervening Assignments of Mortgage, or copies thereof, certified by the public recording office in which such Assignments or Mortgage have been recorded showing a complete chain of title from the originator to the Depositor, with evidence of recording, thereon, or a copy thereof certified by the public recording office in which such Assignment of Mortgage has been recorded or, if the original Assignment of Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the Seller of the original Assignment of Mortgage together with a certificate of the Seller certifying that the original Assignment of Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

      (D) Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the Seller, of such original document together with certificate of Seller certifying the original of such document has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

      (E) If the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and compelte copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located), or if the original power of attorney or other such instrument has been deliverd for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located, a copy of any applicable power of attorney.

(iii) With respect to each Co-op Loan:

      (A) (I) The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of ________, without recourse" and signed in the name of the last endorsee by an authorized officer.

      (B) The original loan security agreement entered into by the Mortgagor with respect to such Co-Op Loan.

      (C) Original Form UCC-1 and any continuation statements with evidence of filing thereon entered into by the Mortgagor with respect to such Co-Op Loan or if the original of such document has not been returned from the applicable public recording office, a true certified copy of the document sent for recording.

      (D) Form UCC-3 (or copy thereof) by the applicable Mortgage Loan Seller or its agent assigning the security interest covered by such Form UCC-1 to "The Bank of New York as trustee" or to blank, together with all Forms UCC-3 (or copies thereof) showing a complete chain of assignment from the originator of the related Co-op Loan to the Seller, with evidence of recording thereon.

      (E) Stock certificate representing the stock allocated to the related dwelling unit in the related residential cooperative housing corporation and pledged by the related Mortgagor to the originator of such Co-op Loan with a stock power in blank attached.

      (F)   Original proprietary lease.

      (G) Original assignment of proprietary lease, to the Trustee or to blank, and all intervening assignments thereof.

      (H) Original recognition agreement of the interests of the mortgagee with respect to the Co-op Loan by the residential cooperative housing corporation, the stock of which was pledged by the related Mortgagor to the originator of such Co-op Loan.

      (I) Originals of any assumption, consolidation or modification agreements relating to any of the items specified in (A) through (D) above with respect to such Co-op Loan.

      (J)   Certified true copy of power of attorney sent for recording.

      If in connection with any Mortgage Loan which is not a Co-op Loan the Depositor cannot deliver the Mortgage, Assignments of Mortgage, or assumption, consolidation or modification agreement, as the case may be, with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, Assignments of Mortgage, or assumption, consolidation or modification agreement, as the case may be, has been delivered for recordation, the Depositor shall deliver or cause to be delivered to the Trustee written notice stating that such Mortgage, Assignments of Mortgage, or assumption, consolidation or modification agreement, as the case may be, has been delivered to the appropriate public recording office for recordation. Thereafter, the Depositor shall deliver or cause to be delivered to the Trustee such Mortgage, Assignments of Mortgage, or assumption, consolidation or modification agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office.

      With respect to any Non-MERS Mortgage Loans which are not Co-op Loans, and as to which the related Mortgaged Property is located in Florida, the Servicer shall cause to be recorded in the appropriate public recording office for real property records each Assignment of Mortgage referred to in this Section 2.01 as soon as practicable. With respect to any Non-MERS Mortgage Loans which are not Co-op Loans as to which the related Mortgaged Property is located outside of Florida, the Servicer shall not be obligated to cause to be recorded the Assignment of Mortgage referred to in this Section 2.01. With respect to Co-op Loans as to which the related dwelling unit is located in Florida, the Servicer shall cause to be filed in the appropriate filing office the Form UCC-3 referred to in this Section 2.01 as soon as practicable. With respect to any Co-op Loans as to which the related dwelling unit is located outside

Florida, the Servicer shall not be obligated to cause to be filed the Form UCC-3 referred to in this Section 2.01. While each such Assignment of Mortgage or Form UCC-3 is being recorded or filed, as applicable, the Servicer shall deliver to the Trustee a photocopy of such document. If any such Assignment of Mortgage or Form UCC-3 is returned unrecorded or unfiled to the Servicer because of any defect therein, the Servicer shall cause such defect to be cured and such document to be recorded or filed in accordance with this paragraph. The Depositor shall deliver or cause to be delivered each such original recorded or filed Assignment of Mortgage and intermediate assignment or Form UCC-3 to the Trustee within 270 days of the Closing Date or shall deliver to the Trustee on or before such date an Officer's Certificate stating that such document has been delivered to the appropriate public recording or filing office for recording or filing, but has not been returned solely because of a delay caused by such recording or filing office. In any event, the Depositor shall use all reasonable efforts to cause each such document with evidence of recording or filing thereon to be delivered to the Trustee within 300 days of the Closing Date.

      With respect to each MERS Mortgage Loan, the Trustee, at the expense of the Depositor and at the direction and with the cooperation of the Servicer, shall cause to be taken such actions as are necessary to cause the Trustee to be clearly identified as the trustee relating to such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

      The ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File is vested in the Trustee. Neither the Depositor nor the Servicer shall take any action inconsistent with such ownership and shall not claim any ownership interest therein. The Depositor and the Servicer shall respond to any third party inquiries with respect to ownership of the Mortgage Loans by stating that such ownership is held by the Trustee on behalf of the Certificateholders. Mortgage documents relating to the Mortgage Loans not delivered to the Trustee are and shall be held in trust by the Servicer or any Sub-Servicer, for the benefit of the Trustee as the owner thereof, and the Servicer's or such Sub-Servicer's possession of the contents of each Mortgage File so retained is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer or such Sub-Servicer is in a custodial capacity only. The Depositor agrees to take no action inconsistent with the Trustee's ownership of the Mortgage Loans, to promptly indicate to all inquiring parties that the Mortgage Loans have been sold and to claim no ownership interest in the Mortgage Loans. Each Mortgage File and the mortgage documents relating to the Mortgage Loans contain proprietary business information of the Servicer and its customers. The Trustee and the Depositor agree that they will not use such information for business purposes without the express written consent of the Servicer and that all such information shall be kept strictly confidential.

      It is the intention of this Agreement that the conveyance of the Depositor's right, title and interest in and to the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan. If a conveyance of Mortgage Loans from any Seller to the Depositor is characterized as a pledge and not a sale, then the Depositor shall be deemed to have transferred to the Trustee all of the Depositor's right, title and interest in, to and under the obligations of such Seller deemed to be secured by said pledge; and it is the intention of this Agreement that the Depositor shall also be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title, and interest in, to and under the obligations of such Seller to the Depositor deemed to be secured by said pledge and that the Trustee shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to the Depositor. If the conveyance of the Mortgage Loans from the Depositor to the Trustee is characterized as a pledge, it is the intention of this Agreement that this Agreement shall constitute a security agreement under applicable law, and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in, to and under the Mortgage Loans, all payments of principal of or interest on such Mortgage Loans, all other rights relating to and payments made in respect of the Trust Fund, and all proceeds of any thereof. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person in any Certificates, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

      In addition to the conveyance made in the first paragraph of this Section 2.01, the Depositor does hereby convey, assign and set over to the Trustee all of its right, title and interest in that portion of the Trust Fund described in items (ii), (iii), (iv) and (v) of the definition thereof and further assigns to the Trustee for the benefit of the Certificateholders those representations and warranties of the Seller contained in the Sale Agreement and described in
Section 3.01 hereof and the benefit of the repurchase obligations of the Seller described in Sections 2.02 and 3.01 hereof and the obligations of the Seller contained in the Sale Agreement to take, at the request of the Depositor or the Trustee, all action on its part which is reasonably necessary to ensure the enforceability of a Mortgage Loan.

      The parties hereto agree and understand that it is not intended that any mortgage loan be included in the Trust that is any of (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a "High-Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a "High-Cost Home Loan" as defined by the Indiana High Cost Home Loan Law effective January 1, 2005.

      Section 2.02 Acceptance by Trustee. Except as set forth in the Exception Report delivered contemporaneously herewith (the "Exception Report"), the Trustee acknowledges receipt by the Custodian on the Trustee's behalf of the Mortgage Note for each Mortgage Loan and delivery of a Mortgage File (but does not acknowledge receipt of all documents required to be included in such Mortgage File) with respect to each Mortgage Loan and declares that the Custodian holds and will hold on the Trustee's behalf such documents and any other documents constituting a part of the Mortgage Files delivered to it in trust for the use and benefit of all present and future Certificateholders. The Depositor will cause the Seller to repurchase any Mortgage Loans to which an exception was taken in the Exception Report unless such exception is cured to the satisfaction of the Trustee within 45 Business Days of the Closing Date. The Trustee may accept delivery of such Mortgage Files by the Custodian on its behalf. The Custodian will deliver a copy of the Exception Report to the Depositor and the Trustee

      The Custodian, on the Trustee's behalf, agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it within 270 days after the Closing Date to ascertain that all documents required by Section 2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified in Exhibit A that have been conveyed to it. If the Custodian on the Trustee's behalf finds any document or documents constituting a part of a Mortgage File to be missing or defective (that is, mutilated, damaged, defaced or unexecuted) in any material respect, the Custodian on the Trustee's behalf shall promptly (and in any event within no more than five Business Days) after such finding so notify the Servicer, the Seller, the Trustee and the Depositor. In addition, the Custodian on the Trustee's behalf shall also notify the Servicer, the Seller, the Trustee and the Depositor, if (a) in examining the Mortgage Files, the documentation shows on its face (i) any adverse claim, lien or encumbrance, (ii) that any Mortgage Note was overdue or had been dishonored,
(iii) any evidence on the face of any Mortgage Note or Mortgage of any security interest or other right or interest therein, or (iv) any defense against or claim to the Mortgage Note by any party or (b) the original Mortgage with evidence of recording thereon with respect to a Mortgage Loan is not received within 270 days of the Closing Date; provided, however, that if the Depositor cannot deliver the original Mortgage with evidence of recording thereon because of a delay caused by the public recording office where such Mortgage has been delivered for recordation, the Depositor shall deliver or cause to be delivered to the Custodian and the Trustee written notice stating that such Mortgage has been delivered to the appropriate public recording officer for recordation and thereafter the Depositor shall deliver or cause to be delivered such Mortgage with evidence of recording thereon upon receipt thereof from the public recording office. The Depositor shall request that the Seller correct or cure such omission, defect or other irregularity, or substitute a Mortgage Loan pursuant to the provisions of Section 3.03, within 60 days from the date the Seller was notified of such omission or defect and, if the Seller does not correct or cure such omission or defect within such period, that the Seller purchase such Mortgage Loan from the Trustee within 90 days from the date the Depositor notified the Seller and the Trustee of such omission, defect or other irregularity at the Purchase Price of such Mortgage Loan. The Purchase Price for any Mortgage Loan purchased pursuant to this Section 2.02 shall be paid to the Servicer and deposited by the Servicer in the Collection Account promptly upon receipt, and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall promptly release to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, without recourse, as shall be necessary to vest in the Seller or its designee, as the case may be, any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to such Mortgage Loan. It is understood and agreed that the obligation of the Seller to purchase, cure or substitute any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Trustee on behalf of Certificateholders. The Trustee shall be under no duty or obligation to inspect, review and examine such documents, instruments, certificates or other papers to determine that they are genuine, enforceable or appropriate to the represented purpose, or that they have actually been recorded, or that they are other than what they purport to be on their face. The Trustee shall keep confidential the name of each Mortgagor and shall not solicit any such Mortgagor for the purpose of refinancing the related Mortgage Loan.

      Within 280 days of the Closing Date, the Trustee based solely on information provided to it by the Custodian shall deliver to the Depositor and the Servicer the Trustee's Certification, substantially in the form of Exhibit G attached hereto, setting forth the status of the Mortgage Files as of such date.

      Section 2.03 Trust Fund; Authentication of Certificates. The Trustee acknowledges and accepts the assignment to it of the Trust Fund created pursuant to this Agreement in trust for the use and benefit of all present and future Certificateholders. The Trustee acknowledges the assignment to it for the benefit of the Trust Fund of the Mortgage Loans and has caused to be authenticated and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, Certificates and Uncertificated REMIC Interests duly authenticated by the Trustee or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent in authorized denominations evidencing ownership of the entire Trust Fund.

      Section 2.04 REMIC Elections.

      (a) The Depositor hereby instructs and authorizes the Paying Agent to make appropriate elections to treat the Trust Fund as comprising three REMICs (the Lower-Tier REMIC, the Middle-Tier REMIC and the Upper-Tier REMIC). This Agreement shall be construed so as to carry out the intention of the parties that each REMIC created hereunder be treated as a REMIC at all times prior to the date on which the Trust Fund is terminated. The Closing Date is hereby designated as the "startup day" of each REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code. The Lower-Tier REMIC shall hold as assets all property of the Trust Fund other than (i) the Lower-Tier REMIC Interests and the Middle-Tier REMIC Interests and (ii) the Yield Maintenance Agreements and the Reserve Fund. Each of the Lower-Tier REMIC Regular Interests is hereby designated a "regular interest" (within the meaning of

Section 860G(a)(1) of the Code) in the Lower-Tier REMIC. The Middle-Tier REMIC shall hold as assets the several classes of uncertificated Lower-Tier REMIC Regular Interests. Each of the Middle-Tier REMIC Regular Interests is hereby designated a "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in the Middle-Tier REMIC. The Upper-Tier REMIC shall hold as assets the several classes of uncertificated Middle-Tier REMIC Regular Interests. Each of the Upper-Tier REMIC Regular Interests is hereby designated as a "regular interest" (within the meaning of Section 860G(a)(1) of the Code) in the Upper-Tier REMIC. The Class LT-R Interest is hereby designated as the sole residual interest (within the meaning of Section 860G(a)(2) of the Code) in the Lower-Tier REMIC. The Class MT-R Interest is hereby designated as the sole residual interest (within the meaning of Section 860G(a)(2) of the Code) in the Middle-Tier REMIC. The Residual Interest is hereby designated as the sole residual interest (within the meaning of Section 860G(a)(2) of the Code) in the Upper-Tier REMIC. The Class A-R Certificate evidences ownership of the Class LT-R Interest, the Class MT-R Interest and the Residual Interest. All interests described in this Section 2.04(a) shall be designated as such on the Startup Day.

LOWER-TIER REMIC

      The following table specifies the class designation, initial principal amount, pass-through rate and related Mortgage Group for each class of Lower-Tier REMIC Interest.

                                                                                                Related Mortgage
Lower-Tier REMIC Interest          Initial Principal Amount       Pass-Through Rate                  Group
------------------------           -----------------------        -------------------           ------------------
LT-R                                        (1)                            (1)                          N/A
LTA-P                                       (2)                           0.00%                         N/A
LT1-AX                                      (3)                           6.00%                         N/A
LT2-AX                                      (4)                           5.50%                         N/A
LT1-A                                       (5)                           6.00%                 Mortgage Group One
LT1-B                                       (6)                           6.00%                 Mortgage Group One
LT2-A                                       (7)                           5.50%                 Mortgage Group Two
LT2-B                                       (6)                           5.50%                 Mortgage Group Two

-------------

(1) The Class LT-R Interest shall represent the sole class of residual interest in the Lower-Tier REMIC. The Class LT-R Interest will not have a principal amount or an interest rate. The Class LT-R Interest shall be represented by the Class A-R Certificate.

(2) The initial principal amount of the Class LTA-P Interest shall equal the Original Certificate Principal Balance of the Class A-P Certificates.

(3) The Class LT1A-X Interest is an interest only interest, has no principal balance, is not entitled to payments of principal and will bear interest on its notional amount. The notional amount of the Class LT1A-X Interest shall equal the Class 1-AX Notional Amount.

(4) The Class LT2A-X Interest is an interest only interest, has no principal balance, is not entitled to payments of principal and will bear interest on its notional amount. The notional amount of the Class LT2A-X Interest shall equal the Class 2-AX Notional Amount.

(5) The initial principal amount of the Class LT1-A Interest shall equal 1% of the Group One Subordinated Amount as of the first Distribution Date.

(6) The initial principal amount of each Lower-Tier REMIC Interest ending with the designation "B" shall equal the excess of (i) the initial Group One Non-PO Allocated Amount (in the case of the Class LT1-B Interest) or the initial Group Two Non-PO Allocated Amount (in the case of the Class LT2-B Interest) over (ii) the initial principal amount of the Lower-Tier REMIC Interest ending with the designation "A" that is related to the same Mortgage Group.

(7) The initial principal amount of the Class LT2-A Interest shall equal 1% of the Group Two Subordinated Amount as of the first Distribution Date.

      Interest shall be payable to, and shortfalls and losses are allocable to, the Class LT1-AX Interest as such amounts are payable or allocable to the Class 1-AX Certificates. Interest shall be payable to, and shortfalls and losses are allocable to, the Class LT2-AX Interest as such amounts are payable or allocable to the Class 2-AX Certificates.

      Principal shall be payable to, and shortfalls, losses, prepayments and increases in principal amount related to Subsequent Recoveries are allocable to, the Class LTA-P Interest as such amounts are payable or allocable to the Class A-P Certificates.

      After the foregoing allocations and distributions are made to the Class LT1-AX Interest, Class

LT2-AX Interest and the Class LTA-P Interest, distributions shall be deemed to be made and Realized Losses shall be deemed to be allocated to the other Lower-Tier REMIC Regular Interests first, so as to keep the Uncertificated Principal Balance of each Lower-Tier REMIC Regular Interest ending with the designation "A" equal to 1% of the excess of (x) the Group One Non-PO Allocated Amount (in the case of the Class LT1-A Interest) or the Group Two Non-PO Allocated Amount (in the case of the Class LT2-A Interest) over (y) the aggregate class principal amounts of the Class 1-A Certificates (in the case of the Class LT1-A Interest) or the Class 2-A Certificates (in the case of the Class LT2-A Interest) (except that if 1% of any such excess is greater than the principal amount of the corresponding Lower-Tier REMIC Regular Interest ending with the designation "A", the least amount of principal and Realized Losses shall be distributed and allocated to such Lower-Tier REMIC Regular Interests such that the Lower-Tier REMIC Subordinated Balance Ratio is maintained); and second, any remaining principal and Realized Losses to the Lower-Tier REMIC Regular Interests ending with the designation "B" in such a manner that the remaining principal balance of each such Lower-Tier REMIC Regular Interest equals the excess of (x) the Group One Non-PO Allocated Amount (in the case of the Class LT1-B Interest) or the Group Two Non-PO Allocated Amount (in the case of the Class LT2-B Interest) over (y) the Uncertificated Principal Balance of the Lower-Tier REMIC Regular Interest ending with the designation "A" which is related to the same Mortgage Group. All computations with respect to the Lower-Tier REMIC Interests shall be taken out to eight decimal places.

      If on any Distribution Date there is an increase in the principal amount of any Class of Certificates (other than the Class A-P Certificates) related to Subsequent Recoveries, then, prior to distributions of principal and allocations of losses on such Distribution Date with respect to the Lower-Tier REMIC, there shall be a corresponding increase in the Uncertificated Principal Balance of the Lower-Tier REMIC Regular Interests, with such increase allocated among the Lower-Tier REMIC Regular Interests first, to each Lower-Tier REMIC Regular Interest ending with the designation "A", so that the Uncertificated Principal Balance of each such Lower-Tier REMIC Regular Interest continues to equal the same percentage of the excess of (x) the Group One Non-PO Allocated Amount (in the case of the Class LT1-A Interest) or the Group Two Non-PO Allocated Amount (in the case of the Class LT2-A Interest) over (y) the aggregate class principal amounts of the Class 1-A Certificates (in the case of the Class LT1-A Interest) or the Class 2-A Certificates (in the case of the Class LT2-A Interest) and so that the Lower-Tier REMIC Subordinated Balance Ratio is maintained; and second, any remaining increase allocated to the Lower-Tier REMIC Regular Interests ending with the designation "B" in such a manner that the principal balance of each such Lower-Tier REMIC Regular Interest equals the excess of (x) the Group One Non-PO Allocated Amount (in the case of the Class LT1-B Interest) or the Group Two Non-PO Allocated Amount (in the case of the Class LT2-B Interest) over
(y) the Uncertificated Principal Balance of the Lower-Tier REMIC Regular Interest ending with the designation "A" which is related to the same Mortgage Group.

MIDDLE TIER REMIC

      The following table specifies the class designation, interest rate, initial principal amount and Classes of corresponding certificates for each class of Middle-Tier REMIC Interest:

                                                                 Pass-
    Middle-Tier                                                 Through
  REMIC Interest       Initial Balance                            Rate                     Corresponding Certificates
----------------       ---------------                          -------                   ----------------------------
MT-R                         (1)                                  (1)                                               N/A
MT1-A1                       (2)                                 6.00%                           Class 1-A1, Class 1-A2
MT1-A3                       (2)                                 6.00%                                       Class 1-A3
MT1-A4                       (2)                                 6.00%                                       Class 1-A4
MT1-A5                       (2)                                 6.00%                                       Class 1-A5
MT1-A6                       (2)                                 6.00%                                       Class 1-A6
MT1-A7                       (2)                                 6.00%                                       Class 1-A7
MT1-A8                       (2)                                 6.00%                           Class 1-A8, Class 1-A9
MT1-A10                      (2)                                 6.00%                         Class 1-A10, Class 1-A11
MT1-A12                      (2)                                 6.00%                                      Class 1-A12
MT1-A13                      (2)                                 6.00%                                      Class 1-A13
MT1-A14                      (2)                                 6.00%                                      Class 1-A14
MT1-A15                      (2)                                 6.00%                                      Class 1-A15
MT1-A16                      (2)                                 6.00%                     Class 1-A16, Class 1-A17 (6)
MT1-A19                      (2)                                 6.00%                                      Class 1-A19
MT1-A21                      (2)                                 6.00%                     Class 1-A21, Class 1-A17 (7)
MT1-AX                       (3)                                 6.00%                                       Class 1-AX
MTA-P                        (2)                                 0.00%                                        Class A-P
MTA-R                        (2)                                 6.00%                                        Class A-R
MT2-A1                       (2)                                 5.50%                                       Class 2-A1
MT2-AX                       (4)                                 5.50%                                       Class 2-AX
MTA-M                        (2)                                  (5)                                         Class A-M
MTM-1                        (2)                                  (5)                                         Class M-1
MTB-1                        (2)                                  (5)                                         Class B-1
MTB-2                        (2)                                  (5)                                         Class B-2
MTB-3                        (2)                                  (5)                                         Class B-3
MTB-4                        (2)                                  (5)                                         Class B-4
MTB-5                        (2)                                  (5)                                         Class B-5
MTB-6                        (2)                                  (5)                                         Class B-6

---------

(1) The Class MT-R Interest shall represent the sole class of residual interest in the Middle-Tier REMIC. The Class MT-R Interest will not have a principal amount or an interest rate. The Class MT-R Interest shall be represented by the Class A-R Certificate.

(2) The initial principal amount of each of these interests shall be equal to the Original Certificate Principal Balance the Class of corresponding Certificates (disregarding the notional amount of any class of "interest-only" certificates).

(3) The Class MT1-AX Interest is an interest only interest, has no principal balance, is not entitled to payments of principal and will bear interest on its notional amount. The notional amount of the Class MT1-AX Interest shall equal the Class 1-AX Notional Amount.

(4) The Class MT2-AX Interest is an interest only interest, has no principal balance, is not entitled to payments of principal and will bear interest on its notional amount. The notional amount of the Class MT2-AX Interest shall equal the Class 2-AX Notional Amount.

(5) For any Distribution Date, the interest rate for the Class MTA-M Interest, Class MTM-1 Interest, Class MTB-1 Interest, Class MTB-2 Interest, Class MTB-3 Interest, Class MTB-4 Interest, Class MTB-5 Interest and Class MTB-6 Interest shall be a per annum rate equal to the weighted average of the interest rates on the Class LT1-A Interest and the Class LT2-A Interest weighted on the basis of their principal amounts immediately prior to such Distribution Date.

(6) The Corresponding Certificates for the Class MT1-A16 Interest shall be the Class 1-A16 Certificates and the portion of the Class 1-A17 Certificates corresponding to clause (i) of the definition of "Class 1-A17 Notional Amount".

(7) The Corresponding Certificates for the Class MT1-A21 Interest shall be the Class 1-A21 Certificates and the portion of the Class 1-A17 Certificates corresponding to clause (ii) of the definition of "Class 1-A17 Notional Amount."

Principal and interest (disregarding payments in respect of Basis Risk Shortfall Carryover Amounts) shall be payable to, and shortfalls, losses, prepayments and increases in principal amount are allocable to, the Middle-Tier REMIC Regular Interests as such amounts are payable and allocable to the corresponding certificates under this Agreement (computed as if no Exchangeable Certificates existed and by excluding Section 6.01(I)(a)(v) hereof).

      (b) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of each "regular interest" in each REMIC created hereunder is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan.

      (c) The "tax matters person" with respect to each REMIC created hereunder for purposes of the REMIC Provisions shall be the beneficial owner of the Class A-R Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other Holder of a Class A-R Certificate, by its acceptance thereof, irrevocably appoints the Servicer as its agent and attorney-in-fact to act as "tax matters person" with respect to each REMIC created hereunder for purposes of the REMIC provisions.

      (d) It is intended that each REMIC created hereunder shall constitute, and that the affairs of the Trust Fund shall be conducted so as to qualify each REMIC created hereunder as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Servicer covenants and agrees that it shall act as agent (and the Servicer is hereby appointed to act as agent) on behalf of the Trust Fund, each REMIC created hereunder and the Holder of the Class A-R Certificate and that in such capacity it shall:

            (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) for each REMIC created hereunder and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each REMIC created hereunder, using the calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

            (ii) within thirty days of the Closing Date, shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the Holders of the Certificates may contact for tax information relating thereto (and the Servicer shall act as the representative of the Trust Fund for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times in the manner required by the Code;

            (iii) make or cause to be made an election, on behalf of each REMIC created hereunder, to be treated as a REMIC, and make the appropriate designations, if applicable, in accordance with this Section 2.04 on the federal tax return of each REMIC hereunder for its first taxable year (and, if necessary, under applicable state law);

            (iv) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount;

            (v) provide information necessary for the computation of tax imposed on the transfer of the Class A-R Certificate to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

            (vi) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other Person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

            (vii) maintain such records relating to each REMIC created hereunder as may be required by the Code and as may be necessary to prepare the foregoing returns, schedules, statements or information.

      (e) Pursuant to Section 6.02(b), the Servicer, with the consent of the Trustee, hereby appoints the Global Corporate Trust MBS Group of The Bank of New York Trust Company, N.A. to perform the duties enumerated in (d) above.

      (f) It is intended that the rights of each of the Class 1-A1 and Class 1-A8 Certificates to receive payments in respect of Basis Risk Shortfall Carryover Amounts shall be treated as a right in interest rate cap contracts and such shall be accounted for as property held separate and apart from each of the regular interests in the Upper-Tier REMIC held by the Holders of the Class 1-A1 and Class 1-A8 Certificates, respectively. This provision is intended to satisfy the requirements of Treasury Regulations Section 1.860G-2(i) for the treatment of property rights coupled with REMIC interests to be separately respected and shall be interpreted consistently with such regulation.

      Section 2.05 Permitted Activities of Trust. The Trust is created for the object and purpose of engaging in the Permitted Activities.

      Section 2.06 Qualifying Special Purpose Entity. For purposes of SFAS 140, the parties hereto intend that the Trust shall be treated as a "qualifying special purpose entity" as such term is used in SFAS 140 and any successor rule thereto and its power and authority as stated in Section 2.05 of this Agreement shall be limited in accordance with paragraph 35 thereof.

                               [END OF ARTICLE II]

                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR AND
                   THE SERVICER; REPURCHASE OF MORTGAGE LOANS

      Section 3.01 Representations and Warranties of the Depositor with respect to the Mortgage Loans.

      The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that on or before the Closing Date it has entered into the Sale Agreement with the Seller, that the Seller has made the following representations and warranties with respect to each Mortgage Loan in the Sale Agreement as of the Closing Date, which representations and warranties run to and are for the benefit of the Depositor and the Trustee for the benefit of the Certificateholders, and as to which the Depositor has assigned to the Trustee for the benefit of the Certificateholders, pursuant to Section 2.01 hereof, the right to cause the Seller to repurchase a Mortgage Loan as to which there has occurred an uncured breach of representations and warranties in accordance with the provisions of the Sale Agreement.

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      (a) The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects;

      (b) With respect to a Mortgage Loan which is not a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note. With respect to a Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related Mortgage Note, subject only to (a) liens of the related residential cooperative housing corporation for unpaid assessments representing the Mortgagor's pro rata share of the related residential cooperative housing corporation's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the related security agreement. There are no liens against or security interest in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority over the Trustee's security interest in such cooperative shares;

      (c) All payments due prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; to the best of the Seller's knowledge, there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage (or, with respect to a Co-op Loan, the related Mortgagor), directly or indirectly, for the payment of any amount required by the Mortgage Loan; there has been no more than one delinquency in excess of 30 days during the preceding twelve-month period;

      (d) To the best of the Seller's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

      (e) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments. No Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

      (f)The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

      (g) With respect to a Mortgage Loan which is not a Co-op Loan, all buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC. All such standard hazard policies are in full force and

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effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgaged Property is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

      (h) Any and all requirements of any federal, state or local laws and all applicable predatory and abusive lending laws, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

      (i) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

      (j) With respect to a Mortgage Loan which is not a Co-op Loan, the Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including, all buildings on the Mortgaged Property. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the Appraised Value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Depositor has the full right to sell and assign the same to the Trustee for the benefit of the Certificateholders;

      (k) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors and the Depositor has taken all action necessary to transfer such rights of enforceability to the Trustee for the benefit of the Certificateholders. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and property executed by such parties. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with;

      (l) The Seller is the sole owner and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, except for the Assignments of Mortgage which have been sent for

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

recording, and upon recordation the Seller will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan to the Trust for the benefit of the Certificateholders, the Seller will retain the Mortgage File or any part thereof with respect thereto not delivered to the Trust for the benefit of the Certificateholders or its designee in trust only for the purpose of servicing and supervising the servicing of the Mortgage Loan. Immediately prior to the transfer and assignment to the Trust for the benefit of the Certificateholders, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Trustee for the benefit of the Certificateholders free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Trustee for the benefit of the Certificateholders will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

      (m) With respect to a Mortgage Loan which is not a Co-op Loan, the Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (j) (1), (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. Such lender's title insurance policy insures ingress and egress by or upon the Mortgaged Property or any interest therein. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

      (n) There is no default, breach, violation or event of acceleration existent, under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

      (o) There are no mechanics', or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property (or the related residential dwelling unit in the Underlying Mortgage Property, in the case of a Co-op Loan) which are or may be liens prior to or equal to the lien of the related Mortgage;

      (p) With respect to a Mortgage Loan which is not a Co-op Loan, all improvements subject to the Mortgage which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (m) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances; the Mortgaged Property is lawfully occupied under applicable law;

      (q) The Mortgage Loan complies in all material respects with all the terms, conditions and requirements of the Seller's underwriting standards in effect at the time of origination of such Mortgage

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Loan. The Mortgage Notes and Mortgages (exclusive of any riders) are on forms generally acceptable to FNMA or FHLMC. Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

      (r) The Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan), is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. To the best of the Seller's knowledge, at origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan);

      (s) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (l) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law;

      (t) If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

      (u) The Mortgage File contains an appraisal or a recertification document (in the case of a Mortgage Loan originated under CHF's Streamlined Refinance Program) of the related Mortgaged Property (or the related residential dwelling unit in the Underlying Mortgaged Property, in the case of a Co-op Loan), signed prior to the final approval of the mortgage loan application by an appraiser approved by the Seller who had no interest, direct or indirect, in the Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan), or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. The appraisal is in a form acceptable to FNMA or FHLMC;

      (v) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in substantial compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan), is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;

      (w) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security interest of any applicable agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

      (x) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;

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

      (y) The Mortgage Loan does not contain "graduated payment" features;

      (z) The Mortgagor is not in bankruptcy and, to the best of the Seller's knowledge, the Mortgagor is not insolvent;

      (aa) The Mortgage Loans are fixed rate mortgage loans. Each Mortgage Loan has an original term to maturity of not more than thirty (30) years with interest payable in arrears on the first day of each month. No Mortgage Loan contains terms or provisions which would result in negative amortization;

      (bb) Each Mortgage Note, each Mortgage, each Assignment of Mortgage and any other documents required pursuant to this Agreement to be delivered to the Trustee on behalf of the Certificateholders or its designee, or its assignee for each Mortgage Loan, have been, on or before the Closing Date, delivered to the Trustee on behalf of the Certificateholders or its designee, or its assignee;

      (cc) All escrow payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited;

      (dd) [Reserved];

      (ee) In the event that at origination the Mortgage Loan has a Loan-to-Value Ratio greater than 80%, the excess of the principal balance of the Mortgage Loan over 75% of the Appraised Value of the Mortgaged Property, with respect to a refinanced Mortgage Loan, or the lesser of the Appraised Value or the purchase price of the Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan), with respect to a purchase money Mortgage Loan, is and will be insured as to payment defaults by a Primary Insurance Policy issued by a Qualified Insurer, except where the primary mortgage insurance was (i) impermissible at origination at applicable law, in which case such Mortgage Loan was originated in accordance with applicable law, (ii) cancelled at the request of the Mortgagor pursuant to the cancellation requirements of FNMA, FHLMC, state law or, as applicable the Home Owner and Equity Protection Act of 1994, as amended, or (iii) automatically terminated in accordance with the termination requirements of FNMA, FHLMC, state law or, as applicable the Home Owner and Equity Protection Act of 1994, as amended. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Insurance Policy and to pay all premiums and charges in connection therewith. The Mortgage Rate for the Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any such insurance premium;

      (ff) The Assignment of Mortgage is in recordable form and is acceptable for recording (or, in the case of a Co-op Loan, is in a form acceptable for filing) under the laws of the jurisdiction in which the Mortgaged Property (or underlying Mortgaged Property, in the case of a Co-op Loan) is located;

      (gg) As to Mortgage Loans that are not secured by an interest in a leasehold estate, the Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan), is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two-to four-family dwelling, or an individual

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condominium unit in a condominium project, or a dwelling unit in a residential cooperative housing corporation or an individual unit in an attached planned unit development or a detached planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a mobile home thereon. As of the date of origination, no portion of the Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan), was used for commercial purposes, and since the date of origination, to the best of the Seller's knowledge, no portion of the Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan), is used for commercial purposes;

      (hh) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), as of the date of origination of the related Mortgage Loan, such condominium or planned unit development project met the Seller's eligibility requirements, as set forth in the Seller's underwriting guidelines as of such date; in the case of each Co-op Loan, the related residential cooperative housing corporation complied in all material respects with the Seller's requirements as set forth in the Seller's underwriting guidelines as of such date;

      (ii) To the best of the Seller's knowledge, there is no pending action or proceeding directly involving the Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan), in which compliance with any environmental law, rule or regulation is an issue;

      (jj) As of the Cut-off Date, the Seller has not granted any interest rate relief to the Mortgagor under the Relief Act;

      (kk) No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan), or facilitating the trade-in or exchange of a Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan);

      (ll) No action has been taken or failed to be taken by Depositor, on or prior to the Closing Date, which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Primary Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Depositor, or for any other reason under such coverage;

      (mm) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, as amended, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

      (nn) Principal payments on the Mortgage Loan commenced no more than sixty
(60) days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization;

      (oo) As of the Closing Date, the Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to Treasury Regulations Section 1.860G-2(f) or any similar rule that provides that a defective obligation is a qualified mortgage for a temporary period);

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      (pp) With respect to a Mortgage Loan that is a Co-op Loan, the stock that is pledged as security for the Mortgage Loan is held by a Person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

      (qq) As of the Closing Date, the Mortgage Loan is not the subject of pending or final foreclosure proceedings and the Seller would not, based on the delinquency status of the Mortgage Loan, institute foreclosure proceedings with respect to the Mortgage Loan prior to the next scheduled payment for the Mortgage Loan;

      (rr) As of the Closing Date, the Mortgage Loan does not provide for interest other than at either (i) a single fixed rate in effect throughout the term of the Mortgage Loan or (ii) a "variable rate" (within the meaning of Treasury Regulation Section 1.860G-1(a)(3)) in effect throughout the term of the Mortgage Loan;

      (ss) No Mortgage Loan is a "covered loan" within the meaning of the Georgia Fair Lending Act of 2002, as amended;

      (tt) None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994 or (b) classified as a "high cost" loan or similarly classified using different terminology under any federal, state or local law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees such as predatory lending laws; None of the Mortgage Loans are "high cost" loans as defined by the applicable federal, state or local predatory and abusive lending laws nor is any Mortgage Loan a "High Cost Loan" or "Covered Loan," as applicable (as such terms are defined in the current Standard & Poor's LEVELS(R) Glossary which is now version 5.6 revised, appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act of 2002, as amended; and

      (uu) As to each Mortgage Loan that is secured by an interest in a leasehold estate, (i) the use of a leasehold estate for residential properties is an accepted practice in the area where the related Mortgaged Property is located, (ii) residential property consisting of leasehold estates is marketable in the area where the related Mortgaged Property is located, (iii) the related lease has been recorded in the applicable land records, (iv) the lease is valid and in good standing and is not subject to any prior lien by which the lease could be terminated or subject to any charge or penalty, and (v) the remaining term of the lease does not terminate less than five years after the maturity date of such Mortgage Loan.

      Upon discovery by any of the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of a Mortgage Loan or the interest of the Certificateholders (or which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other parties and to the Seller, which notice shall specify the date of discovery. Pursuant to the Sale Agreement, the Seller shall within 90 days from the earlier of (i) the date of receipt of notice of such breach or (ii) the date the Seller otherwise discovers such breach, cure such breach, substitute a Mortgage Loan pursuant to the provisions of Section 3.03 or, if the breach relates to a particular Mortgage Loan, purchase such Mortgage Loan from the Trustee at the Purchase Price. The Purchase Price for the purchased Mortgage Loan shall be paid to the Servicer and shall be deposited by the Servicer in the Collection Account promptly upon receipt, and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall promptly release to the Seller the related Mortgage File, and the Trustee shall execute and deliver such instruments of transfer or assignment as may be provided to it by the Servicer, without recourse, as shall be necessary to vest in the Seller or its

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designee, as the case may be, any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to such Mortgage Loan. It is understood and agreed that the obligation of the Seller to cure, substitute or purchase any Mortgage Loan as to which such a breach has occurred shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholder.

      Section 3.02 Representations and Warranties of the Servicer. The Servicer represents and warrants to, and covenants with, the Trustee for the benefit of the Certificateholders that as of the Closing Date:

      (a) The Servicer is a limited liability company duly chartered and validly existing in good standing under the laws of the State of Delaware, and the Servicer is duly qualified or registered as a foreign corporation in good standing in each jurisdiction in which the ownership or lease or its properties or the conduct of its business requires such qualification;

      (b) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not violate the Servicer's certificate of formation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

      (c) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

      (d) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would affect its performance hereunder; and

      (e) No litigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement. It is understood and agreed that the representations and warranties set forth in this Section
3.02 shall survive the issuance and delivery of the Certificates and shall be continuing as long as any Certificate shall be outstanding or this Agreement has been terminated.

      Section 3.03 Option to Substitute. If the Seller is required to repurchase any Mortgage Loan pursuant to Section 2.02 or 3.01, the Seller may, at its option, within two years from the Closing Date, remove such defective Mortgage Loan from the terms of this Agreement and substitute another mortgage loan for such defective Mortgage Loan, in lieu of repurchasing such defective Mortgage Loan. Any substitute Mortgage Loan shall (a) have a Principal Balance at the time of substitution not in excess of the Principal Balance of the removed Mortgage Loan (the amount of any difference, plus one month's interest thereon at the Mortgage Rate borne by the removed Mortgage Loan, being paid by the Seller and deemed to be a Principal Prepayment to be deposited by the Servicer in the Collection Account), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the removed Mortgage Loan (provided, however, that if the Mortgage Rate on the substitute Mortgage Loan exceeds the Mortgage Rate on the removed Mortgage Loan, the amount of that excess interest (the

"Substitute Excess Interest") shall be payable to the Class A-R Certificate),
(c) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the removed Mortgage Loan, (d) be, in the reasonable determination of the Servicer, of the same type, quality and character (including location of the Mortgaged Property (or underlying Mortgaged Property, in the case of a Co-op Loan)) as the removed Mortgage Loan as if the breach had not occurred, (e) have a Loan-to-Value Ratio at origination no greater than that of the removed Mortgage Loan and (f) be, in the reasonable determination of the Seller, in material compliance with the representations and warranties contained in the Sale Agreement and described in
Section 3.01, as of the date of substitution.

      The Seller shall amend the Mortgage Loan Schedule to reflect the withdrawal of the removed Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor and shall send a copy of such amended Mortgage Loan Schedule to the Servicer and the Trustee. The Sale Agreement provides that upon such amendment the Seller shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties set forth in
Section 3.01 as of the date of such substitution, which shall be continuing as long as any Certificate shall be outstanding or this Agreement has not been terminated, and the remedies for breach of any such representation or warranty shall be as set forth in Section 3.01. Upon such amendment, the Custodian on behalf of the Trustee shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan, within the time and in the manner and with the remedies specified in Section 2.02, except that for purposes of this Section
3.03 (other than the two-year period specified in the first sentence of this Section), such time shall be measured from the date of the applicable substitution. In the event of such a substitution, accrued interest on the substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Fund, and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Seller. The principal payment on a substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller, and the principal payment on the Mortgage Loan for which the substitution is made due on such date shall be the property of the Trust Fund.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                                THE CERTIFICATES

      Section 4.01 The Certificates.

      (a) The Class A, Class M and Class B Certificates shall be substantially in the forms thereof included within Exhibits C, D, E and F and shall, on original issue, be executed by the Depositor and authenticated by the Trustee (or, if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent) upon receipt by the Trustee of the documents specified in
Section 2.01, delivered to or upon the order of the Depositor.

      (b) The Depository and the Trustee have entered into a Depository Agreement dated as of April 25, 2007 (the "Depository Agreement"). Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:
(i) registration of the Book-Entry Certificates may not be transferred as provided in Section 4.02 except to a successor to the Depository; (ii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iii) the Depository may collect its usual and customary fees, charges and expenses

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

from its Depository Participants; (iv) the Paying Agent and the Trustee shall deal with the Depository, Depository Participants and Indirect Participants as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of such Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Paying Agent and the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to Indirect Participants and persons shown on the books of such Indirect Participants as direct or indirect Certificate Owners. The Depository Agreement provides that the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates.

      All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      (c) If (i)(A) the Depository advises the Depositor, the Paying Agent or the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Trustee, the Paying Agent or the Depositor are unable after exercise of their reasonable best efforts to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent, shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent, of the Book-Entry Certificates by the Depository for registration and receipt by the Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent, of an adequate supply of certificates from the Depositor, the Trustee or if the Paying Agent is appointed under Section 4.05, the Paying Agent shall issue the Definitive Certificates based on information received from the Depository. Neither the Depositor, the Servicer, the Paying Agent nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

      (d) The Certificates (other than the Class A-R Certificate) shall be issuable in the minimum original dollar denominations (and integral multiples of $1.00 in excess of such amount) and aggregate original dollar denominations per Class (or in the case of the Class 1-A2, Class 1-A9, Class 1-A11, Class 1-A17, Class 1-AX and 2-AX Certificates, in the minimum denominations based upon the Class 1-A2 Notional Amount, Class 1-A9 Notional Amount, Class 1-A11 Notional Amount, Class 1-A17 Notional Amount, Class 1-AX Notional Amount and the Class 2-AX Notional Amount, respectively) as set forth in the following table (except that, if necessary, in order to aggregate the Original Certificate Principal Balance of a Class, one Certificate of such Class will be issued in a different denomination). A single Class A-R Certificate will be issued in definitive form in a $100 denomination.

      (e) The Uncertificated REMIC Interests shall be issued in uncertificated form and transferred to the Trustee to be held in trust pursuant to the terms of the Trust Agreement. The Bank of New York Trust Company, N.A., as Trustee and Paying Agent, is hereby directed and authorized to enter into the Trust Agreement. In entering into the Trust Agreement and performing its obligations thereunder, each of the Trustee and the Paying Agent shall be entitled to the same rights, protections and indemnities afforded to them under this Agreement in their capacity as Trustee and Paying Agent, respectively.

                                                       Aggregate Original Certificate
                         Minimum                            Principal Balance of all
                        Original                              Certificates of the               CUSIP
Class                  Denomination                              Indicated Class                Number
--------------         ------------                    ------------------------------         -----------
Class 1-A1             $ 100,000.00                                   185,000,000             16163H AA9
Class 1-A2             $ 100,000.00                                            (1)            16163H AB7
Class 1-A3             $  25,000.00                                        25,000             16163H AC5
Class 1-A4             $ 100,000.00                                     2,277,486             16163H AD3
Class 1-A5             $ 100,000.00                                    78,700,000             16163H AE1
Class 1-A6             $ 100,000.00                                    21,300,000             16163H AF8
Class 1-A7             $ 100,000.00                                    41,000,000             16163H AG6
Class 1-A8             $ 100,000.00                                     3,000,000             16163H AH4
Class 1-A9             $ 100,000.00                                           (1)             16163H AJ0
Class 1-A10            $ 100,000.00                                    50,000,000             16163H AK7
Class 1-A11            $ 100,000.00                                           (1)             16163H AL5
Class 1-A12            $ 100,000.00                                    65,000,000             16163H AM3
Class 1-A13            $ 100,000.00                                   175,000,000             16163H AN1
Class 1-A14 (4)        $   1,000.00                                    16,453,428             16163H AP6
Class 1-A15 (4)        $   1,000.00                                    29,561,191             16163H AQ4
Class 1-A16            $ 100,000.00                                    75,000,000             16163H AR2
Class 1-A17 (4)        $ 100,000.00                                           (1)             16163H AS0
Class 1-A18 (5)        $ 100,000.00                                           (5)             16163H AT8
Class 1-A19            $ 100,000.00                                    29,726,000             16163H AU5
Class 1-A20 (5)        $   1,000.00                                           (5)             16163H AV3
Class 1-A21 (4)        $ 100,000.00                                   178,572,000             16163H AW1
Class 1-A22 (5)        $ 100,000.00                                           (5)             16163H AX9
Class 1-A23 (5)        $ 100,000.00                                           (5)             16163H AY7
Class 1-A24 (5)        $ 100,000.00                                           (5)             16163H AZ4
Class 1-AX             $ 100,000.00                                           (1)             16163H BB6
Class 2-A1             $ 100,000.00                                    71,744,204             16163H BC4
Class 2-AX             $ 100,000.00                                           (1)             16163H BD2
Class A-P              $ 100,000.00                                  4,439,305(3)             16163H BE0
Class A-R              $     100.00                                       100 (2)             16163H BF7
Class A-M              $ 100,000.00                                     8,601,400             16163H BG5
Class M-1              $ 100,000.00                                     9,676,600             16163H BH3
Class B-1              $ 100,000.00                                    15,052,600             16163H BJ9
Class B-2              $ 100,000.00                                     5,913,500             16163H BK6
Class B-3              $ 100,000.00                                     3,763,100             16163H BL4
Class B-4              $ 100,000.00                                     2,150,400             16163H BM2
Class B-5              $ 100,000.00                                     1,075,200             16163H BN0
Class B-6              $ 100,000.00                                     2,150,386             16163H BP5

-------------

(1) The Class 1-A2, Class 1-A9, Class 1-A11, Class 1-A17, Class 1-AX and Class 2-AX Certificates are interest-only certificates, have no principal balance, are not entitled to payments of principal and will bear interest on their notional amounts. The initial notional amounts of the Class 1-A2, Class 1-A9, Class 1-A11, Class 1-A17, Class 1-AX and Class 2-AX Certificates will be $185,000,000, $125,000, $2,083,333, $16,443,500, $34,248,973 and $3,774,503, respectively.

(2) The Class A-R Certificate represents the residual interest in each of the REMIC Pools.

(3) The Class A-P Certificates consist of two components. The original principal amount of Class A-P Component One is $4,389,470.00 and the original principal amount of Class A-P Component Two is $49,835.00.

(4) Each of these Classes of Certificates is an Exchangeable Initial Certificate which will not be issued under this Agreement and instead will be issued pursuant to the Trust Agreement.

(5) Each of these Certificates is an Exchangeable Certificate which will not be issued under this Agreement and instead will be issued pursuant to the Trust Agreement. The Original Certificate Principal Balance or notional amount, as applicable, of each such Class of Certificates will be zero.

      The Certificates shall be signed by manual or facsimile signature on behalf of the Depositor by an officer of the Depositor. Certificates bearing the manual or facsimile signatures of individuals who were at the time of signature officers of the Depositor shall bind the Depositor, notwithstanding that such individuals or any of them have ceased to be an officer prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a manual authentication by an officer of the Trustee (or if an Authenticating Agent has been appointed pursuant to Section 4.06, the Authenticating Agent) and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      Section 4.02 Registration of Transfer and Exchange of Certificates.

      (a) The Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent, shall cause to be kept a certificate register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee or, if a Paying Agent has been appointed under
Section 4.05, the Paying Agent, shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

      (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee, or if a Paying Agent has been appointed hereunder pursuant to Section 4.05, the Paying Agent maintained for such purpose, the Depositor shall execute and the Trustee or if an Authenticating Agent is appointed under Section 4.06, the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and aggregate Percentage Interest and dated the date of authentication by the Authenticating Agent.

      (c) No transfer of a Class B-3, Class B-4 or Class B-5 Certificate shall be made unless such transfer is made pursuant to an effective registration statement or otherwise in accordance with the requirements under the Securities Act. If such a transfer is to be made in reliance upon an exemption from said Act, (i) the Depositor may require (except with respect to the initial transfer of a Class B-3, Class B-4 or Class B-5 Certificate from J.P. Morgan Securities Inc. and except if the transferee executes a certificate substantially in the form of Exhibit H hereto) a written opinion of independent counsel acceptable to and in form and substance reasonably satisfactory to the Depositor and the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which opinion of counsel shall not be an expense of the Trust Fund, the Trustee, the Depositor or the Servicer, and (ii) the

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

Depositor shall require the transferee to execute a certification substantially in the form of Exhibit H or Exhibit I.

      (d) (i) No transfer of an ERISA Restricted Certificate or a Class A-R Certificate shall be made unless the prospective transferee provides the Depositor and the Trustee with (I) a representation as set forth in Exhibit K for Class A-R Certificates or in Exhibit M for ERISA Restricted Certificates to the effect that such transferee is not an employee benefit plan subject to Title I of ERISA, a plan subject to Section 4975 of the Code or a plan or arrangement subject to any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to the foregoing provisions of ERISA or the Code ("Similar Law") (collectively, a "Plan"), and is not directly or indirectly acquiring the Certificate for, on behalf of or with any assets of any such Plan, or (II) solely in the case of an ERISA Restricted Certificate, (A) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation as set forth in Exhibit M that such transferee is an insurance company that is acquiring the ERISA-Restricted Certificate with assets contained in an "insurance company general account," as defined in
Section V(E) of Prohibited Transaction Class Exemption ("PTCE") 95-60, and the acquisition and holding of the Certificate are covered and exempt under Sections I and III of PTCE 95-60, or (B) solely in the case of a Definitive Certificate, an Opinion of Counsel reasonably satisfactory to the Depositor and the Trustee to the effect that the acquisition and holding of such Certificate will not constitute or result in a nonexempt prohibited transaction under ERISA or the Code, or a violation of Similar Law, and will not subject the Depositor, the Servicer or the Trustee to any obligation in addition to those expressly undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Servicer or the Trustee.

            (ii) Except in the case of a Definitive Certificate, the representations set forth in paragraph (i) of this Subsection 4.02(d), other than subparagraph (i)(II)(B), shall be deemed to have been made to the Depositor and the Trustee by the transferee's acceptance of an ERISA Restricted Certificate or a Class A-R Certificate (or the acceptance by a Certificate Owner of the beneficial interest in any Class of ERISA Restricted Certificates or a Class A-R Certificate). Notwithstanding any other provision herein to the contrary, any purported transfer of an ERISA Restricted Certificate or a Class A-R Certificate to or on behalf of a Plan without the delivery to the Depositor of a representation or an Opinion of Counsel reasonably satisfactory to the Depositor and the Trustee as described above shall be void and of no effect. None of the Depositor, the Servicer or the Trustee shall be under any liability to any Person for any registration or transfer of any ERISA Restricted Certificate or Class A-R Certificate that is in fact not permitted by this
Section 4.02(d) nor shall the Paying Agent be under any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered in accordance with the foregoing requirements. The Depositor, Servicer, Paying Agent and/or Trustee shall be entitled, but not obligated, to recover from any Holder of any ERISA Restricted Certificate or Class A-R Certificate that was in fact a Plan and that held such Certificate in violation of this Section 4.02(d) all payments made on such ERISA Restricted Certificate or Class A-R Certificate at and after the time it commenced such holding. Any such payments so recovered shall be paid and delivered to the last preceding Holder of such Certificate that is not a Plan.

      (e) At the option of a Certificateholder, a Certificate may be exchanged for another Certificate or Certificates of authorized denominations of a like Class, upon surrender of the Certificate to be exchanged at any office or agency of the Trustee, or if a Paying Agent has been appointed under Section 4.05, the Paying Agent, maintained for such purpose. Whenever the Certificate is so surrendered for exchange, the Depositor shall execute and the Authenticating Agent shall authenticate and deliver, the Certificate which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Authenticating Agent) be

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

duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Authenticating Agent duly executed by, the Holder thereof or his attorney duly authorized in writing.

      (f) No service charge shall be made to the Holder for any transfer or exchange of a Certificate, but the Servicer may require payment by the Certificateholders of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of such Certificate.

      (g) All Certificates surrendered for transfer or exchange shall be destroyed by the Trustee or if a Paying Agent has been appointed under Section 4.05, the Paying Agent, in accordance with the Trustee's or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent's, standard procedures.

      (h) [Reserved].

      (i) A Disqualified Organization is prohibited from acquiring beneficial ownership of a Class A-R Certificate. Notwithstanding anything to the contrary contained herein, (i) unless and until the Servicer and the Trustee shall have received an Opinion of Counsel, satisfactory to it in form and substance, to the effect that the absence of the conditions contained in this Section 4.02(i) would not result in the imposition of federal tax upon any REMIC created hereunder or cause any REMIC created hereunder to fail to qualify as a REMIC, no transfer, sale or other disposition of the Class A-R Certificate (including for purposes of this section any beneficial interest therein) may be made without the express written consent of the Certificate Registrar or, if no Certificate Registrar is appointed, the Trustee, which consent is to be granted by the Certificate Registrar or, if no Certificate Registrar is appointed, the Trustee only upon compliance with the requirements of this Section and (ii) no transfer, sale or other disposition of the Class A-R Certificate (or any beneficial interest therein) may be made to a Person who is not a U.S. Person unless such Person furnishes the transferor, the Certificate Registrar and the Trustee, with a duly completed and effective Form W-8ECI (or any successor thereto) or an Opinion of Counsel to the effect that such transfer is in accordance with the requirements of the Code and that the transfer will not be disregarded for federal income tax purposes. As a condition to granting its consent to a transfer of a Class A-R Certificate, the Certificate Registrar or, if no Certificate Registrar is appointed, the Trustee, shall require the proposed transferee of such Certificate (including, in the case of the initial issuance of the Class A-R Certificate, the initial Holder thereof) to execute a letter and affidavit substantially in the form attached hereto as Exhibit K and shall require the proposed transferor (other than in the case of the transfer to the initial Holder) of such Certificate to execute a letter substantially in the form attached hereto as Exhibit K-1. In the absence of a contrary instruction from the transferor of such Certificate, declaration (11) in the affidavit in Exhibit K may be left blank. If the transferor requests by written notice to the Certificate Registrar or, if no Certificate Registrar is appointed, the Trustee, prior to the date of the proposed transfer that one of the two other forms of declaration (11) of such affidavit be used, then the Certificate Registrar or, if no Certificate Registrar is appointed, the Trustee, shall require that such form of declaration (11) be included in such affidavit.

      As a condition to the granting of the consent referred to in this Section 4.02(i), prior to the transfer, sale, pledge, hypothecation or other disposition of the Class A-R Certificate or any interest therein, the Certificate Registrar or, if no Certificate Registrar is appointed, the Trustee shall require that (1) the proposed transferee deliver to the Trustee or Certificate Registrar, as applicable, its taxpayer identification number and state, under penalties of perjury that such number is the social security or employer identification number, as the case may be, of the transferee or provide an affidavit under penalties of perjury stating that as of the date of such transfer such transferee is not and has no intention of becoming a Disqualified Organization;
(2) the proposed transferee deliver to the Trustee or Certificate Registrar, as applicable, an affidavit stating (i) that such transferee is not acquiring such Class A-R

Certificate as an agent, broker, nominee, or middleman for a Disqualified Organization, (ii) if the Class A-R Certificate is a "non-economic residual interest" within the meaning of Treas. Reg. Section 1.860E-1(c)(2), (X) that no purpose of the acquisition of the Class A-R Certificate is to avoid or impede the assessment or collection of tax, (Y) that such transferee has historically paid its debts as they came due and will continue to pay its debts as they come due, and (Z) that such transferee represents that it understands that, as the holder of the non-economic residual interest, the transferee may incur tax liabilities in excess of any cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest, and (iii) unless the Certificate Registrar or, if no Certificate Registrar is appointed, the Trustee consents to the transfer of the Class A-R Certificate to a Person who is not a U.S. Person and who has furnished either a duly completed and effective Form W-8ECI (or any successor thereto) or an Opinion of Counsel to the effect that the transfer will not be disregarded for federal income tax purposes, that it is a U.S. Person; (3) if so requested by the transferor in written notice provided to the Certificate Registrar or, if no Certificate Registrar is appointed, the Trustee, prior to the date of the proposed transfer, the proposed transferee deliver to the Trustee or Certificate Registrar, as applicable, an affidavit that includes a declaration made in the form of declaration (11) in the affidavit set forth in Exhibit K requested by the transferor; and (4) the transferor deliver to the Certificate Registrar or, if no Certificate Registrar is appointed, the Trustee a written certification that as of the date of such transfer it has no knowledge and no reason to know that the affirmations described in clauses (1), (2) and (3) were false. The Certificate Registrar or, if no Certificate Registrar is appointed, the Trustee shall not grant the consent referred to in this Section 4.02(i) if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any purported transfer, sale or other disposition of the Class A-R Certificate to a Disqualified Organization or in violation of the provisions of this Section 4.02(i), such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization shall not be deemed to be a Class A-R Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Class A-R Certificate. If any purported transfer shall be in violation of the provisions of this Section 4.02(i) then the prior Holder of the Class A-R Certificate shall, upon discovery that the transfer of such Class A-R Certificate was not in fact permitted by this Section 4.02(i), be restored to all rights and obligations as a Holder thereof retroactive to the date of the purported transfer of such Class A-R Certificate. The Trustee, the Servicer and the Certificate Registrar shall be under no liability to any Person for any registration or transfer of a Class A-R Certificate that is not permitted by this Section 4.02(i) or for making payments due on such Class A-R Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the transfer was not registered under the written certification of the Certificate Registrar or, if no Certificate Registrar is appointed, the Trustee as described in this Section 4.02(i). The prior Holder shall be entitled to recover from any purported Holder of a Class A-R Certificate that was in fact not a permitted purported transferee under this
Section 4.02(i) at the time it became a purported Holder all payments made to such purported Holder on such Class A-R Certificate; provided that the Servicer shall not be responsible for such recovery. Each Class A-R Certificateholder, by the acceptance of the Class A-R Certificate, shall be deemed for all purposes to have consented to the provisions of this Section 4.02(i) and to any amendment to this Agreement deemed necessary by counsel of the Trustee or the Servicer to ensure that the Class A-R Certificate is not transferred to a Disqualified Organization and that any transfer of such Class A-R Certificate will not cause the imposition of a tax upon any REMIC created hereunder or cause any REMIC created hereunder to fail to qualify as a REMIC. The restrictions on transfer of the Class A-R Certificate will cease to apply and be void upon receipt by the Certificate Registrar or, if no Certificate Registrar is appointed, the Trustee of an Opinion of Counsel to the effect that such restrictions on transfer are no longer necessary to avoid the risk of material federal taxation to any REMIC created hereunder or prevent any REMIC created hereunder from qualifying as a REMIC.

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

      (j) The Servicer shall make available upon written request to each Holder and each proposed transferee of a Class B-4, Class B-5 or Class B-6 Certificate such information as may be required to permit the proposed transfer to be effected pursuant to Rule 144A under the Securities Act.

      Section 4.03 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent, or the Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent, receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent, such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent, that such Certificate has been acquired by a bona fide purchaser, the Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Class. Upon the issuance of any new Certificate under this Section, the Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent, may require of the Certificateholder the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any replacement Certificate of any Class issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the Percentage Interest in the distributions to which the Certificateholders of such Class are entitled, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time, and such mutilated, destroyed, lost or stolen Certificate shall be of no force or effect under this Agreement, to the extent permitted by law.

      Section 4.04 Persons Deemed Owners. Prior to due presentation of a Certificate of any Class for registration of transfer, the Depositor, the Servicer, the Paying Agent and the Trustee may treat the Person in whose name any Certificate is registered on the Record Date as the owner of such Certificate and the Percentage Interest in the distributions to which the Certificateholders of such Class are entitled on the relevant date as the Holder of such Certificate and the Percentage Interest represented by such Certificate for the purpose of receiving remittances pursuant to Section 6.01 and for all other purposes whatsoever, and neither the Depositor, the Servicer, the Paying Agent nor the Trustee shall be affected by notice to the contrary.

      Section 4.05 Appointment of Paying Agent and Certificate Registrar; Certificate Account. The Trustee shall appoint a Paying Agent and a Certificate Registrar (the "Certificate Registrar") hereunder, provided such Paying Agent and such Certificate Registrar shall not be the Depositor, any Seller, or an Affiliate of the Depositor or any Seller. No later than two Business Days prior to each Distribution Date, the Servicer shall deposit or cause to be deposited with the Paying Agent from funds on deposit in the Collection Account a sum up to the Available Distribution Amount, such sum to be held in trust for the benefit of Certificateholders in a segregated account (the "Certificate Account") which shall be an Eligible Account in the name of "The Bank of New York Trust Company, N.A., as Trustee, in trust for and for the benefit of the Certificateholders of Multi-Class Mortgage Pass-Through Certificates, Chase Mortgage Finance Corporation, Series 2007-S3 - Certificate Account". The Paying Agent shall establish such Certificate Account with a commercial bank, a savings bank or a savings and loan association. The Paying Agent may invest moneys in the Certificate Account in Eligible Investments, which shall mature not later than a date sufficient to make payment on the Distribution Date next following the date of such investment and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Paying Agent as additional compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments (to the extent not offset by income from other such investments) shall be deposited in the Certificate Account by the Paying Agent out of its own funds

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immediately as realized. The Servicer shall cause the Paying Agent to perform each of the obligations of the Paying Agent set forth herein and shall be liable to the Trustee and the Certificateholders for failure of the Paying Agent to perform such obligations. So long as the Paying Agent is a party other than the Trustee, the Trustee shall have no liability in connection with the performance or failure of performance of the Paying Agent. The Trustee designates The Bank of New York Trust Company, N.A. as the initial Paying Agent and initial Certificate Registrar. Only the Trustee may remove the Paying Agent and Certificate Registrar and may do so at will, provided that the Trustee gives 20 days' prior written notice of such removal to the Paying Agent and Certificate Registrar and the Rating Agencies.

      The Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders.

      Section 4.06 Authenticating Agents.

      (a) The Trustee may appoint one or more Authenticating Agents (each, an "Authenticating Agent") which shall be authorized to act on behalf of the Trustee in authenticating the Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be an entity organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. So long as the Authenticating Agent is a party other than the Trustee, the Trustee shall have no liability in connection with the performance or failure of performance of the Authenticating Agent. The Trustee hereby appoints the Paying Agent as the initial Authenticating Agent.

      (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance within the provisions of this Section 4.06, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 4.06. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee. Each of the Authenticating Agent, Certificate Registrar and Paying Agent shall be afforded the same rights, protections and indemnities as the Trustee as set forth under Article VIII hereunder.

                               [END OF ARTICLE IV]

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                                    ARTICLE V

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

      Section 5.01 Servicer to Service Mortgage Loans. The Servicer shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through Sub-Servicers as provided in Section 5.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration, all in accordance with Accepted Servicing Practices. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of a Sub-Servicer shall, pursuant to a power of attorney granted hereby by the Trustee for such purposes, when the Servicer or the Sub-Servicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the related Mortgaged Properties; provided, however, that subject to the provisions of this paragraph, the Servicer may allow a modification with respect to a Mortgage Loan if the Servicer would take such action in the ordinary course of its business if it were the owner of the Mortgage Loan. The Servicer will indemnify the Trustee for any misuse of such power of attorney provided hereunder. The Servicer may agree to a modification of any Mortgage Loan (the "Relevant Mortgage Loan") upon the request of the related Mortgagor, provided that (i) the modification is in lieu of a refinancing and the Mortgage Rate on the Relevant Mortgage Loan, as modified, is approximately a prevailing market rate of newly-originated mortgage loans having similar terms, (ii) the aggregate of the adjusted bases of all Modified Mortgage Loans (including the Relevant Mortgage Loans) plus the aggregate adjusted bases of any assets that are not qualified mortgages or permitted investments under Section 860G(a) of the Code that are assets of the Trust Fund established hereunder at all times on any day is less than one percent of the aggregate of the adjusted bases of all assets of the Trust Fund (including such Modified Mortgage Loans) on such day, and (iii) the Servicer purchases the Relevant Mortgage Loan from the Trust Fund as described below. Effective immediately after such modification, and, in any event, on the same Business Day on which the modification occurs, all right, title and interest of the Trustee in and to the Modified Mortgage Loan shall automatically be deemed transferred and assigned to the Servicer and all benefits and burdens of ownership thereof, including without limitation the right to accrued interest thereon from and including the date of modification and the risk of default thereon, shall pass to the Servicer. To confirm such transfer and assignment, the Servicer, as servicer hereunder, as soon as practicable shall execute an instrument of assignment of the Modified Mortgage Loan without recourse in customary form to the Servicer in its individual capacity. The Servicer shall deposit the Purchase Price for any Modified Mortgage Loan in the Collection Account pursuant to Section 5.08. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary more fully to vest in the Servicer any Modified Mortgage Loan previously transferred and assigned pursuant thereto. Notwithstanding anything herein to the contrary, the Servicer shall not make or permit any modification of a Mortgage Loan that would cause any REMIC Pool to fail to qualify as a REMIC for federal income tax purposes or that would result in the imposition of any material tax under Section 860F(a) or Section 860G(d) of the Code.

      The Servicer shall furnish to the Trustee for execution and redelivery to the Servicer or, at the request of the Servicer, a Sub-Servicer, such documents necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans and the Trustee shall not be responsible for the Servicer's application thereof. The Servicer agrees to remain eligible as either a FNMA or FHLMC seller/servicer, or both, for so long as it is Servicer.

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      All Servicing Advances made by the Servicer in effecting the timely payment of taxes, insurance and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such Servicing Advances shall be recoverable by the Servicer to the extent permitted by Sections 5.09 and 5.23.

      Section 5.02 Sub-Servicing Agreements Between Servicer and Sub-Servicers; Enforcement of Sub-Servicer's Obligations.

      (a) The Servicer may enter into Sub-Servicing Agreements with Sub-Servicers for the servicing and administration of all or part of the Mortgage Loans. References in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans serviced by it include actions taken or to be taken by a Sub-Servicer on behalf of the Servicer. Each Sub-Servicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Servicer and the Sub-Servicer have agreed. The Servicer hereby agrees to notify the Trustee in writing promptly upon the appointment of any Sub-Servicer. For purposes of this Agreement, the receipt by the Sub-Servicer of any amount with respect to a Mortgage Loan (other than amounts representing servicing compensation or reimbursement for an advance) shall be treated as the receipt by the Servicer of such amount. The Sub-Servicer shall deposit all such funds in an Eligible Account.

      (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements as appropriate, and the pursuit of other remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

      (c) The Servicer shall not permit a Sub-Servicer to perform any servicing responsibilities hereunder with respect to the Mortgage Loans unless that Sub-Servicer first agrees in writing with the Servicer to deliver an Assessment of Compliance and an Accountant's Attestation in such manner and at such times that permits the Servicer to comply with Section 5.25 of this Agreement.

      Section 5.03 Successor Sub-Servicers. The Servicer shall be entitled to terminate any Sub-Servicing Agreement that may exist in accordance with the terms and conditions of such Sub-Servicing Agreement and without any limitation by virtue of this Agreement.

      Section 5.04 Liability of the Servicer. Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

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      Section 5.05 No Contractual Relationship Between Sub-Servicer and Trustee
or Certificateholders. Any Sub-Servicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer.

      Section 5.06 Termination of Sub-Servicing Agreement. If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of any Event of Default), the Servicer shall thereupon terminate each Sub-Servicing Agreement that may have been entered into, and the Trustee, its designee or the successor servicer and the Trustee shall not be deemed to have assumed any of the Servicer's interest therein or to have replaced the Servicer as a party to any such Sub-Servicing Agreement.

      Section 5.07 Collection of Mortgage Loan Payments. Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable; provided, however, that the Servicer may elect, to the extent consistent with Accepted Servicing Practices, to waive any late payment charge and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to conventional mortgage loans held in its own portfolio. Any such arrangements shall not diminish or otherwise affect the Servicer's obligation to make Advances pursuant to Section 6.03.

      Section 5.08 Establishment of Collection Account; Deposit in Collection Account. With respect to all of the Mortgage Loans, the Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts for the benefit of the Certificateholders (collectively, the "Collection Account") which are Eligible Accounts, in the form of a trust account, in the name of "The Bank of New York Trust Company, N.A., as Trustee, in trust for and for the benefit of the Certificateholders of Multi-Class Mortgage Pass-Through Certificates, Chase Home Finance LLC as subservicer for JPMorgan Chase Bank, N.A. as Servicer, Chase Mortgage Finance Corporation, Series 2007-S3 - Collection Account." Such Collection Account shall be established with a commercial bank, a savings bank or a savings and loan association. The Servicer may invest, or cause the institution maintaining the Collection Account to invest, moneys in the Collection Account in Eligible Investments, which shall mature not later than two Business Days preceding the Distribution Date next following the date of such investment and shall not be sold or disposed of prior to its maturity. All income and gain realized from any such investment shall be for the benefit of the Servicer as additional compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments (to the extent not offset by income from other such investments) shall be deposited in the Collection Account by the Servicer out of its own funds immediately as realized; provided, however, that if the Trustee becomes the Servicer, the Trustee shall not be required to deposit the amount of any loss incurred prior to it becoming the Servicer.

      The Servicer shall deposit or cause to be deposited in the Collection Account on a daily basis (and not later than the second Business Day following receipt), and retain therein:

            (i) All payments which were received after the Cut-off Date on account of principal of the Mortgage Loans (other than the principal portion of Monthly Payments due on or before the Cut-off Date), and all Principal Prepayments collected on or after the Cut-off Date;


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            (ii) All payments which were received after the Cut-off Date on account of interest on the Mortgage Loans (net of the Servicing Fee)(other than the interest portion of Monthly Payments due on or before the Cut-off
      Date);

            (iii) Any Subsequent Recovery or Net Liquidation Proceeds;

            (iv) All Insurance Proceeds received by the Servicer under any title, hazard or other insurance policy, including amounts required to be deposited pursuant to Sections 5.16 and 5.20, other than proceeds to be held in the Escrow Account or applied to the restoration or repair of the Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan) or released to the Mortgagor in accordance with the Servicer's normal servicing procedures or otherwise applied or held as required by applicable law;

            (v) All awards or settlements in respect of condemnation proceedings affecting any Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan), which are not released to the Mortgagor in accordance with the Servicer's normal servicing procedures;

            (vi) All Repurchase Proceeds;

            (vii) All Advances made by the Servicer pursuant to Section 6.03;

            (viii) All amounts representing revenues under the insurance provided pursuant to Section 5.19 to the extent of any losses borne by any Certificateholder;

            (ix) All revenues from any Mortgaged Property (or Underlying Mortgaged Property in the case of a Co-op Loan) acquired by the Servicer by foreclosure or deed in lieu of foreclosure net of any Servicing Advances with respect to such Mortgaged Property (or Underlying Mortgaged Property in the case of a Co-op Loan); and

            (x) Any other amounts required to be deposited therein pursuant to this Agreement.

      The Servicer shall maintain accounting records on a Mortgage Loan by Mortgage Loan basis with respect to the Collection Account. The Servicer shall give notice to the Trustee, any Paying Agent, the Depositor and each Rating Agency of any change in the location of the Collection Account, prior to the use thereof. Notwithstanding anything to the contrary herein, no Monthly Payment or any portion thereof shall be permitted to remain in the Collection Account for more than 12 months. Any Monthly Payment or any portion thereof that has remained in the Collection Account for 12 months shall be deemed a Principal Prepayment and distributed to Certificateholders pursuant to the provisions of this Agreement on the Distribution Date immediately following the end of such 12 month period.

      Section 5.09 Permitted Withdrawals from the Collection Account. The Servicer may, from time to time, withdraw funds from the Collection Account for the following purposes:

      (a) to reimburse itself for Advances made pursuant to Section 6.03 (including amounts to reimburse the related Sub-Servicer for advances made pursuant to the applicable Sub-Servicing Agreement), the Servicer's and the related Sub-Servicer's right to receive reimbursement pursuant to this subclause
(i) being limited to amounts received on particular Mortgage Loans which represent Late Collections (net of the Servicing Fees) with respect to those particular Mortgage Loans;

      (b) to pay itself the Servicing Fee;

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      (c) to reimburse itself for unreimbursed Servicing Advances, or to pay the related Sub-Servicer any unreimbursed Servicing Advances, the Servicer's right to receive reimbursement or make payments to the Sub-Servicer pursuant to this subclause (c) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Insurance Proceeds, Subsequent Recoveries and condemnation awards;

      (d) to reimburse itself (or the related Sub-Servicer) or the Depositor for expenses incurred by and recoverable by or reimbursable to it pursuant to
Section 5.01 or 5.16;

      (e) to reimburse itself (or the related Sub-Servicer) for any Nonrecoverable Advances;

      (f) to pay to itself (or the related Sub-Servicer) income earned on the investment of funds deposited in the Collection Account;

      (g) to make deposits into the Certificate Account in the amounts and in the manner provided for herein;

      (h) to make payments to itself or others pursuant to any provision of this Agreement, and to clear and terminate the Collection Account upon the termination of this Agreement; and

      (i) to withdraw amounts deposited in error.

      Section 5.10 Establishment of Escrow Account; Deposits in Escrow Account. With respect to those Mortgage Loans on which the Servicer or any Sub-Servicer collects Escrow Payments, if any, the Servicer shall, and shall cause any Sub-Servicer to, segregate and hold all funds collected and received pursuant to each such Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of trust accounts. Such Escrow Accounts shall be established with a commercial bank, a mutual savings bank or a savings and loan association the deposits of which are insured by the FDIC in a manner which shall provide maximum available insurance thereunder, and which may be drawn on by the Servicer. The Servicer shall, if requested by the Trustee, give notice to the Trustee of the location of any Escrow Account. Nothing in this paragraph shall be deemed to require the Servicer to collect Escrow Payments in the absence of a provision in the related Mortgage requiring such collection.

      The Servicer shall deposit, or cause to be deposited, in any Escrow Account or Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on account of any Mortgage Loans serviced by the Servicer, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement and (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op
Loan). The Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as are set forth in Section 5.11. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the related Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the related Mortgagor notwithstanding that the Escrow Account is non-interest-bearing or that interest paid thereon is insufficient for such purposes.

      Section 5.11 Permitted Withdrawals from Escrow Account. Withdrawals from any Escrow Account or Accounts may be made by a Servicer only (i) to effect timely payments of ground rents, taxes, assessments, water rates, Standard Hazard Policy premiums, or other items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer,

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with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan or under applicable law, (iv) for application to restoration or repair of the property subject to the related Mortgage, (v) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vi) to clear and terminate the Escrow Account on the termination of this Agreement or (vii) to withdraw amounts deposited in error.

      Section 5.12 Payment of Taxes, Insurance and Other Charges. With respect to each Mortgage Loan, the Servicer shall maintain, or cause to be maintained, accurate records reflecting any delinquencies or nonpayments with regard to taxes, assessments and Standard Hazard Policy premiums. The Servicer assumes full responsibility for ensuring the payment of all such bills and shall effect payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

      Section 5.13 Transfer of Accounts. The Servicer may transfer the Collection Account or Escrow Account to an Eligible Account maintained with a different depository institution from time to time and shall notify the Trustee and the Paying Agent of any such transfer.

      Section 5.14 [Reserved].

      Section 5.15 Maintenance of the Primary Insurance Policies. The Servicer shall not take, or permit any related Sub-Servicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer or Sub-Servicer, would have been covered thereunder. Except as otherwise required by applicable law, to the extent coverage is available and until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to 80%, the Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy in an amount equal to the amount by which the unpaid principal balance of the related Mortgage Loan exceeds 75% of the value (as described in the definition of Loan-to-Value Ratio) of the related Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan). The Servicer shall not cancel or refuse to renew any such Primary Insurance Policy or consent to any related Sub-Servicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is rated at least as high as the original insurer or is acceptable to each Rating Agency as confirmed in writing by each such Rating Agency, unless otherwise required by law.

      Section 5.16 Maintenance of Standard Hazard Policies.

      (a) The Servicer shall cause to be maintained for each Mortgage Loan (other than a Co-op Loan) a Standard Hazard Policy with extended coverage as is prudent in the area where the Mortgaged Property is located in an amount which is equal to the greater of (i) the lesser of (A) 100% of the maximum insurable value of the improvements securing such Mortgage Loan or (B) the principal balance owing on such Mortgage Loan, or (ii) such amount required to prevent the Mortgagor or mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified at the time of origination in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(i) the outstanding Principal Balance of the Mortgage Loan, (ii) the full insurable value or (iii) the maximum

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amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, of any Mortgage Loan, fire and hazard insurance with extended coverage in an amount which is not less than the lesser of (i) the outstanding Principal Balance of the Mortgage Loan or (ii) the maximum insurable value of the improvements which are a part of such property, liability insurance, and, to the extent available, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited, subject to applicable law, in the Collection Account. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such Standard Hazard Policies and other policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer or its designee. Any such Standard Hazard Policies or other policies may be in the form of blanket policies; provided, however, that in the event of any claim arising in connection with a hazard loss the Servicer shall be obligated, in the case of blanket insurance policies, to deposit in the Collection Account any amount not payable under such blanket policy because of a deductible clause in such policy and not otherwise payable under an individual policy. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable insurers in the discretion of the Servicer.

      (b) Any cost incurred by the Servicer in maintaining any of the foregoing insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs (other than the costs of maintaining a blanket hazard insurance policy not attributable to a specific Mortgaged Property) shall be recoverable by the Servicer from the Mortgagor or out of Insurance Proceeds, Subsequent Recoveries or Liquidation Proceeds or to the extent permitted by Section 5.09.

      Section 5.17 [Reserved].

      Section 5.18 [Reserved].

      Section 5.19 Fidelity Bond and Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting on behalf of the Servicer in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons and shall be maintained at a level acceptable to FNMA. No provision of this Section 5.19 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certification evidencing coverage under such fidelity bond and insurance policy. Promptly upon receipt of any notice from the surety or the insurer that such fidelity bond or insurance policy has been terminated or modified in a materially adverse manner, the Servicer shall notify the Trustee and each Rating Agency of any such termination or modification.

      Section 5.20 Collections under Insurance Policies; Enforcement of Due-On-Sale Clauses; Assumption Agreements.

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      (a) In connection with its activities as administrator and servicer of the
Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Standard Hazard Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any insurance policies. Pursuant to Section 5.08, the Servicer shall deposit Insurance Proceeds in the Collection Account.

      (b) When any Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) is conveyed by the Mortgagor, the Servicer shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted by such Mortgage Note or Mortgage, applicable law and governmental regulations. Subject to the foregoing, the Servicer is authorized to take or enter into an assumption or substitution agreement from or with the Person to whom such property has been or is about to be conveyed. In connection with such assumption or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual and as it applies to mortgage loans owned solely by it.

      Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any conveyance by the Mortgagor of the Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) or any assumption of a Mortgage Loan by operation of law which the Servicer in good faith determines it may be restricted by law from preventing, for any reason whatsoever.

      (c) Subject to the Servicer's duty to enforce any due-on-sale clause to the effect set forth in Section 5.20(b), in any case in which a Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage, the Servicer shall so notify the Trustee by forwarding to the Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption, modification agreement or substitution agreement, the interest rate of the related Mortgage Note shall not be changed, the principal amount of the Mortgage Note shall not be increased or decreased and the maturity of the Mortgage Note shall not be extended, nor shall it be shortened by more than one year. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement with respect to such Mortgage Loan shall be retained by the Servicer as additional servicing compensation.

      Section 5.21 Income and Realization from Defaulted Mortgage Loans. The Servicer, on behalf of the Trustee, shall foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties (or stock allocated to a dwelling unit, in the case of a Co-op Loan) securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 5.07, shall manage, conserve, protect and operate such Mortgaged Properties (or stock allocated to a dwelling unit, in the case of a Co-op Loan) for the purposes of their prompt disposition and sale, and shall dispose of such Mortgaged Properties (or stock allocated to a dwelling unit, in the case of a Co-op Loan) on such terms and conditions as it deems in the best interests of the Certificateholders. The Servicer shall sell such property prior to the close of the third calendar year beginning after the year in which such foreclosure or conversion occurs or such longer period as would not prevent such Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) from constituting "foreclosure property" within the meaning of Section 860G(a)(8) of the Code. The Servicer will ensure that no Mortgaged Property shall be held, rented or otherwise used in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject any REMIC Pool to the imposition of any federal income taxes on the income earned on such Mortgaged Property,

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including any taxes imposed by reason of Section 860F or 860G(c) of the Code. In connection with such activities, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities, including its management of foreclosed properties for a temporary period as contemplated herein. The foregoing is subject to the provisions of Section 5.28 of this Agreement and to the proviso that the Servicer shall not be required to expend its own funds in connection with any management, foreclosure or towards the restoration of any property unless it shall determine that such management, restoration or foreclosure will increase any Subsequent Recoveries or Liquidation Proceeds of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses (respecting which it shall have priority for purposes of withdrawals from the Collection Account pursuant to Section 5.09). The Servicer shall be permitted to earn income with respect to any Mortgaged Properties (or stock allocated to a dwelling unit, in the case of a Co-op Loan), provided such income does not constitute "net income from foreclosure property" within the meaning of
Section 860G(c) of the Code. The income earned from the management of such Mortgaged Properties (or stock allocated to a dwelling unit, in the case of a Co-op Loan), net of reimbursement to the Servicer for expenses (including any taxes) incurred in connection with such management, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing and principal amortizing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Collection Account. To the extent the income received is in excess of the amount attributable to amortizing principal and accrued interest at the Net Mortgage Rate on the related Mortgage Loan, such excess shall be deposited in the Collection Account.

      The Servicer shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, as amended, the Resources Conservation and Recovery Act of 1976, as amended, or other federal, state or local environmental legislation, on a Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan) in determining whether to foreclose upon or otherwise comparably convert the ownership of such property. To the extent that the Servicer has actual knowledge of any such substance or waste, it shall consult with the Trustee regarding the appropriate course of action. The Servicer shall not institute foreclosure actions with respect to a property containing substance or waste as described above if it reasonably believes that such action would not be consistent with its servicing standards, and in no event shall the Servicer manage, operate or take any other action with respect thereto which the Servicer in good faith believes will result in "clean-up" or other liability under applicable law. The net income from the rental or sale of a REO Property shall be deposited in the Collection Account within two (2) Business Days after receipt thereof by the Servicer.

      The Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of the Class of Class B Certificates then outstanding having the highest numerical class designation or a holder of a class of securities representing interests in such Class B Certificate and/or other subordinate mortgage pass-through certificates, such agreement to be (i) substantially in the form of Exhibit J hereto or (ii) subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

      Section 5.22 Trustee to Cooperate; Release of Mortgage Files.

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      (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Servicer of a notification that payment in full will be made in a manner customary for such purposes, the Servicer shall immediately notify the Custodian with a copy to the Trustee by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 5.08 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, within five Business Days the Custodian on behalf of the Trustee shall release the related Mortgage File to the Servicer and the Trustee will execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such other instruments releasing the lien of the Mortgage as have been provided by the Servicer to the Trustee, together with the Mortgage Note with written evidence of cancellation thereon, and the Trustee shall have no further responsibility with respect to said Mortgage File. Upon any such payment in full, or the receipt of such notification, the Servicer is authorized to procure from the Trustee under the deed of trust which secured the Mortgage Note, if any, a deed of full reconveyance covering the property encumbered by such deed of trust, which assignment of deed of trust, except as otherwise provided by any applicable law, shall be recorded by the Servicer in the appropriate land records in the jurisdiction in which the assignment of deed of trust is recorded, or, as the case may be, to procure from the Trustee an instrument of satisfaction or, if the Mortgagor so requests, an assignment without recourse, which deed of reconveyance, instrument of satisfaction or assignment shall be delivered by the Servicer to the Person or Persons entitled thereto. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or to the Trustee.

      (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of the Mortgage File be released to the Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the insurance policies required by this Agreement. With such certificate, the Servicer shall require that the Custodian on behalf of the Trustee release the Mortgage File, and, within five Business Days, the Custodian shall deliver the Mortgage File or any document therein to the Servicer. The Servicer shall cause each Mortgage File so released to be returned to the Custodian on behalf of the Trustee when the need therefor by the Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Net Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or (ii) the Mortgage File has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) either judicially or non-judicially, and the Servicer has delivered to the Custodian on behalf of the Trustee a certificate of a Servicing Officer in the form of Exhibit L hereto certifying as to the name and address of the Person to which such Mortgage File was delivered and the purpose or purposes of such delivery.

      (c) Upon written request of the Servicer, the Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents prepared by and delivered by the Servicer to the Trustee necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property (or stock allocated to a dwelling unit, in the case of a Co-op Loan) or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under the

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insurance policies required under this Agreement or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Trustee may rely on such certificate without further inquiry.

      (d) The Servicer may provide an electronic transmission for release of documents under this Section 5.22 in a form agreed to in advance of initial transmission by both the Servicer and the Custodian, which form shall contain information readable without intervention by Custodian's data processing operations computer hardware and software staff, and arranged in a record layout to be specified by Custodian (a "Paperless Release Request"). The Servicer agrees to maintain and control access to electronic signature information and assumes liability for any unauthorized use thereof, except for any unauthorized use thereof by the Custodian and, provided that, the Servicer shall have no liability arising from the form of transmission if the Servicer complies with the Custodian's standards set forth in the next paragraph of this Section 5.22(d). The Servicer also agrees to maintain accurate records of electronic transactions related to the custodial files. The Servicer hereby authorizes the Custodian to automatically append the electronic signature of an authorized representative to the applicable request for release of documents and agrees and acknowledges that by appending such authorized representative's electronic signature, the Custodian shall be entitled to rely thereon. For purposes of this Agreement the term "electronic signature" means an electronic identifier intended by the person using it to have the same force and effect as the use of a manual signature.

      The Servicer agrees in advance to comply with all Custodian data encryption, security and record layout standards in connection with any Paperless Release Request as may be amended from time to time upon notice from Custodian to the Servicer. The Custodian reserves the right to restrict or suspend the Servicer's access to the Custodian's computer systems for maintenance or repairs or for any other reason in the Custodian's sole discretion, provided however that the Custodian shall promptly provide the Servicer with notice of such restriction or suspension. Notwithstanding the foregoing, the Servicer is authorized to transmit and the Custodian is authorized to accept signed facsimile copies of the requests for document release described in this Section 5.22.

      Section 5.23 Servicing and Other Compensation. The Servicer, as compensation for its activities hereunder, shall be entitled to receive, on or prior to each Distribution Date, the amounts provided for as the Servicing Fee and as reimbursement for Nonrecoverable Advances, Servicing Advances and reimbursement for Advances, all as specified by Section 5.09. The amount of compensation or reimbursement provided for shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis.

      Additional servicing compensation in the form of assumption fees, prepayment fees and late payment charges shall be retained by the Servicer, to the extent permitted by applicable law. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the fees, expenses and indemnities of the Trustee and any Sub-Servicer) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 5.09 and 5.21.

      Section 5.24 1934 Act Reports.

      (a) As set forth on Schedule X hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business on the 2nd Business Day after the occurrence of an event requiring disclosure on Form 8-K (a "reportable event") (i) the Depositor, the Seller, the Trustee and the Paying Agent shall notify the Servicer of any item reportable on a Form 8-K of which each such party has knowledge (unless such item is specific to the Servicer, in which case the Servicer will be deemed to have notice) and (ii) shall deliver to the Servicer at least two Business Days prior to the filing deadline for such Form 8-K, all information, data, and

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exhibits (unless such information, data, and exhibits are specific to the
Servicer) required to be provided or filed with such Form 8-K. After preparing the Form 8-K on behalf of the Depositor, the Servicer shall execute and promptly file such Form 8-K.

      (b) For so long as the Trust is subject to the Exchange Act, within 15 days after each Distribution Date, the Servicer shall, on behalf of the Trust and in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 10-D with (1) a copy of the report to the Certificateholders for such Distribution Date as an exhibit thereto and (2) any other information known to the Servicer or provided to the Servicer to be included at its discretion in Form 10-D ("Additional Form 10-D Disclosure") as set forth in the next paragraph.

      (c) For so long as the Trust is subject to the Exchange Act, as set forth in Schedule Y hereto, within 5 calendar days after the related Distribution Date
(i) the parties hereto, as applicable, will be required to provide to the Servicer, to the extent known to such party, any Additional Form 10-D Disclosure (including any breaches of pool asset representations and warranties or transaction covenants of which the party has written notice and which has not been included on the monthly distribution report for the period), if applicable, and (ii) the Servicer, to the extent it deems necessary, shall incorporate such Additional Form 10-D Disclosure into the Form 10-D and shall file such Form 10-D by the 8th calendar day after the Distribution Date.

      (d) For so long as the Trust is subject to the Exchange Act, prior to the 90th calendar day after the end of the fiscal year for the trust, the Servicer shall, on behalf of the Trust and in accordance with industry standards, prepare and file with the Commission via EDGAR a Form 10 -K with respect to the Trust Fund. Such Form 10-K shall include the following items: (i) an annual compliance statement for the Servicer and each Subservicer, as described in Section 5.25 of the Agreement, (ii)(A) the annual reports on assessment of compliance with servicing criteria for the Paying Agent, each Servicer, Subservicer and Subcontractor (unless the Servicer has determined that such compliance statement is not required by Regulation AB), as described in Section 5.25 of the Agreement, and (B) if any Reporting Servicer's report on assessment of compliance with servicing criteria described in Section 5.25 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any report on assessment of compliance with servicing criteria described in Section 5.25 of the Agreement is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm attestation report for the Paying Agent, the Servicer and each Subservicer, as described in Section 5.26 of the Agreement, and (B) if any registered public accounting firm attestation report described in the Section
5.26 of the Agreement identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification in the form attached hereto as Exhibit S, executed by the senior officer in charge of securitizations of the Servicer. Any disclosure or information in addition to
(i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph.

      (e) As set forth in Schedule Z hereto, no later than March 12 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008, (i) the parties identified on Schedule Z shall be required to provide to the Depositor and the Servicer, to the extent known, any Additional Form 10-K Disclosure, if applicable, and (ii) the Servicer, to the extent it deems necessary, shall incorporate such Additional Form 10-K Disclosure into the Form 10-K and shall file such Form 10-K by the 85th calendar day after the end of the fiscal year for the Trust.

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      (f) Each Form 10-K shall include a certification (the "Sarbanes-Oxley
Certification") which shall be in the form attached hereto as Exhibit S. The Depositor will cause its senior officer in charge of securitization to execute the Sarbanes-Oxley Certification required pursuant to Rule 13a-14 under the Securities Exchange Act of 1934, as amended, by March 15 of each year in which the Trust is subject to the reporting requirements of the Exchange Act. In connection therewith, the Paying Agent shall sign a certification (in the form attached hereto as Exhibit O) for the benefit of the Servicer and its officers, directors and affiliates regarding certain aspects of the Form 10-K Certification.

      (g) Following the first date legally permissible under applicable regulations and interpretations of the Commission, the Servicer shall, on behalf of the Trust and in accordance with industry standards, file with the Commission via EDGAR a Form 15 Suspension Notification with respect to the Trust Fund, if applicable.

      (h) The Servicer shall have no responsibility to file any items with the Commission other than those specified in this section and the Servicer shall execute any and all form 8-Ks and 10-Ds required hereunder. The Depositor shall execute each form 10-K.

      (i) If the Commission issues additional interpretative guidance or promulgates additional rules or regulations with respect to Regulation AB or otherwise, or if other changes in applicable law occur, that would require the reporting arrangements, or the allocation of responsibilities with respect thereto, described in this Section 5.24, to be conducted differently than as described, the Depositor, the Servicer, the Paying Agent and the Trustee shall comply with reasonable requests made by CHF, the Servicer or the Depositor to amend the provisions of this Section 5.24 in order to comply with such amended reporting requirements and to deliver additional or different information as CHF or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, provided that such information is available to such party without unreasonable effort or expense or is reimbursed by the requesting party and within such timeframe as may be reasonably requested. Any such supplementation or modification shall be made without the consent of the Certificateholders, and may result in a change in the reports filed by the Servicer on behalf of the Trust under the Exchange Act.

      (j) The Depositor, the Servicer, the Trustee and the Paying Agent agree to use their good faith efforts to cooperate in complying with the requirements of this Sections 5.24.

      Section 5.25 Annual Statement as to Compliance. Not later than (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which an annual report on Form 10-K is not required to be filed pursuant to Section 5.24 on behalf of the Trust, by April 15 of each calendar year (or if such day is not a Business Day, the immediately succeeding Business Day), the Servicer shall deliver to the Depositor, an Officers' Certificate in the form attached hereto as Exhibit T stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such year or a portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. With respect to any Subservicer that meets the criteria of Item 1108(a)(2)(i) through (iii) of Regulation AB in the sole determination of the Servicer, the Servicer shall request from such Subservicer, the Officer's Certificate set forth in this Section 5.25 as and when required with respect to such Subservicer.

      Section 5.26 Assessment of Compliance and Independent Public Accountants' Attestation; Financial Statements.

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      (a) Not later than (i) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (ii) with respect to any calendar year during which an annual report on Form 10-K is not required to be filed pursuant to Section 5.24 on behalf of the Trust, by April 15 of each calendar year (or if such day is not a Business Day, the immediately succeeding Business Day), the Servicer, at its own expense, shall deliver to the Trustee and the Depositor an officer's assessment of its compliance with the Servicing Criteria during the preceding calendar year as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB (the "Assessment of Compliance"), which addresses the items set forth in Exhibit R hereto.

      (b) Not later than (i) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (ii) with respect to any calendar year during which an annual report on Form 10-K is not required to be filed pursuant to Section 5.24 on behalf of the Trust, April 15 of each calendar year (or if such day is not a Business Day, the immediately succeeding Business
Day), the Servicer, at its own expense, shall cause a nationally or regionally recognized firm of independent registered public accountants (who may also render other services to any Servicer, the Sellers or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, the Paying Agent and the Depositor that attests to and reports on the assessment of compliance provided by such Servicer pursuant to Section 5.26(a) (the "Accountant's Attestation"). Such Accountant's Attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

      (c) The Servicer shall request that any Subservicer and each Subcontractor (to the extent determined by the Servicer to be required under Regulation AB) not later than March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) with respect to any calendar year during which the Trust's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, provide an Assessment of Compliance, which addresses the items set forth in Exhibit R hereto. The Servicer shall request that any Subservicer (other than the calendar year during which the Closing Date occurs) with respect to any calendar year during which the Trust's annual report on Form 10-K is not required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, by April 15 of each calendar year (or, in each case, if such day is not a Business Day, the immediately succeeding Business
Day) provide an Assessment of Compliance, which addresses the items set forth in Exhibit R hereto.

      (d) Not later than March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) with respect to any calendar year during which the Trust's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Servicer shall request that each Subservicer and each Subcontractor (to the extent determined by the Servicer to be required by Regulation AB) provide an Accountant's Attestation by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance pursuant to Section 5.26(c) above. Other than the calendar year during which the Closing Date occurs, with respect to any calendar year during which the Trust's annual report on Form 10-K is not required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, not later than April 15 of each calendar year (or, in each case, if such day is not a Business Day, the immediately succeeding Business Day), the Servicer shall request that each Subservicer provide an Accountant's Attestation by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance pursuant to Section 5.26(c) above.

      (e) Not later than, with respect to any calendar year during which the Trust's annual report on Form 10K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, March 15 (or, in each case, if such day is not a Business Day, the immediately preceding Business
Day), the Paying Agent shall deliver to the Depositor and the Servicer an Assessment of

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Compliance with regard to the Servicing Criteria applicable to the Paying Agent during the preceding calendar year, which addresses the items set forth in Exhibit R hereto.

      (f) Not later than, with respect to any calendar year during which the Trust's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, March 15 (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Paying Agent shall deliver to the Depositor and the Servicer an Accountant's Attestation by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance pursuant to Section 5.26(e) above.

      (g) Not later than, with respect to any calendar year during which the Trust's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Trust's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Servicer shall request that each custodian, including the Custodian, deliver to the Servicer an Assessment of Compliance with regard to the Servicing Criteria applicable to such custodian during the preceding calendar year, which addresses the items set forth in Exhibit R hereto; provided, however, that where the Custodian and the Servicer are both Chase, the provisions of this Section 5.26(g) may be satisfied by the delivery of a single report containing the Assessment of Compliance of Chase.

      (h) Not later than March 12 (or, in each case, if such day is not a Business Day, the immediately succeeding Business Day), of any calendar year (other than the calendar year during which the Closing Date occurs) during which the Trust's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Servicer shall request that each Custodian deliver to the Servicer an Accountant's Attestation by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance pursuant to Section 5.26(g) above; provided, however, that where the Custodian and the Servicer are both Chase, the provisions of this Section 5.26(h) may be satisfied by the delivery of a single report containing the Accountant's Attestation of Chase.

      (i) Each of the parties hereto acknowledges and agrees that the purpose of this Section 5.26 is to facilitate compliance by the Seller, the Servicer and the Depositor with the provisions of Regulation AB, as such may be amended or clarified from time to time. Therefore, each of the parties agrees that the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB and the parties shall comply with reasonable requests made by the Seller, the Servicer or the Depositor for delivery of additional or different information as CHF or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, provided that such information is available to such party without unreasonable effort or expense or is reimbursed by the requesting party and within such timeframe as may be reasonably requested. Any such supplementation or modification shall be made without the consent of the Certificateholders, and may result in a change in the reports filed by the Servicer on behalf of the Trust under the Exchange Act.

      Section 5.27 Access to Certain Documentation; Rights of the Depositor in Respect of the Servicer. The Servicer shall provide access to the Trustee and Certificateholders which are savings and loan associations, banks or insurance companies or examiners of any federal or state banking or insurance regulatory authority to the documentation regarding the Mortgage Loans if so required by applicable regulations of any regulatory authority, such access to be afforded subject to reimbursement for expenses without charge but only upon reasonable request and during normal business hours at the offices of the

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Servicer designated by it. The Depositor may, but is not obligated to, enforce the obligations of the Servicer under this Agreement. The Depositor shall not assume any responsibility or liability for any action or failure to take action by the Servicer and is not obligated to supervise the performance of the Servicer under this Agreement or otherwise.

      Section 5.28 REMIC-Related Covenants. For as long as the Trust Fund shall exist, the Servicer, the Paying Agent and the Trustee shall act in accordance herewith to assure continuing treatment of each REMIC created hereunder as a REMIC. In particular:

      (a) The Servicer shall not create, or permit the creation of, any "interests" in any REMIC created hereunder within the meaning of Section 860G(a) of the Code other than the "regular interests" in each such REMIC designated as such in Section 2.04(a) and the "residual interest" in each such REMIC designated as such in Section 2.04(a);

      (b) As of all times as may be required by the Code, the Servicer will ensure that substantially all of the assets of each REMIC created hereunder will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code. The Paying Agent will maintain records that are sufficient to indicate the compliance of each REMIC created hereunder with applicable requirements of the Code (and applicable Proposed, Temporary or final Treasury Regulations) relating to the assets held by such REMIC. Further, the Servicer shall not permit and the Trustee shall not accept the transfer or substitution of any Mortgage Loan other than pursuant to Section 3.03, 5.01 or 5.21 of this Agreement, and the Servicer shall, in any case, not permit substitution unless the Servicer and the Trustee have received an Opinion of Counsel, which will not be an expense of any REMIC created hereunder, that such transfer or substitution would not adversely affect the REMIC status of any REMIC created hereunder or would not otherwise be prohibited by this Agreement;

      (c) The Servicer shall ensure that no REMIC created hereunder receives a fee or other compensation for services and that no REMIC created hereunder receives any income from assets other than "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code or "permitted investments" within the meaning of Section 860G(a)(5) of the Code, and shall take whatever action it deems necessary to avoid any material tax imposed by the Code on any REMIC created hereunder;

      (d) None of the Depositor, the Servicer, the Paying Agent or the Trustee shall sell or permit the sale of all or any portion of the Mortgage Loans or of any Eligible Investment unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received an Opinion of Counsel, which will not be an expense of any REMIC created hereunder or the Trustee, to the effect that such sale (i) is pursuant to a "qualified liquidation" as defined in Section 860F(a)(4) of the Code and as described in
Section 11.01 hereof, or (ii) would not be treated as a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code that results in the realization of a material amount of gain or loss for federal income tax purposes;

      (e) The Trustee shall not accept any contribution to any REMIC created hereunder after the Startup Day without an Opinion of Counsel (which shall not be an expense of the Trustee) that such contribution is included within the exceptions provided in Section 860G(d)(2) of the Code and, therefore, will not be subject to the tax imposed by Section 860G(d)(1) of the Code; and

      (f) Notwithstanding anything to the contrary in this Agreement, the Servicer and the Trustee, at the direction of the Servicer, shall take any other action or refuse to take any action otherwise required (including adjusting the Purchase Price for any Mortgage Loan) where the Servicer deems such action or inaction reasonably necessary to ensure the REMIC status of each REMIC created hereunder under the

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Code and applicable regulations or to avoid the imposition of any material tax liability on any REMIC created hereunder that will affect amounts distributable to the Certificateholders.

      (g) In the event that any applicable federal, state or local tax, including interest, penalties or assessments, additional amounts or additions to tax, is imposed on any REMIC created hereunder, such tax shall be treated in the same manner as a Realized Loss and shall be charged against amounts otherwise distributable to the Holders of the Certificates, except as provided in the last sentence of this Section 5.28 (g). The Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent shall withdraw from the Collection Account sufficient funds to pay or provide for the payment of, and to actually pay, such tax as is estimated to be legally owed by (but such authorization shall not prevent the Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent from contesting, at the expense of the Trust Fund (other than as a consequence of a breach of its obligations under this Agreement), any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent is hereby authorized to and shall segregate, into a separate non-interest bearing account, the net income from any "prohibited transaction" under Code Section 860F(a), the amount of any taxable contribution to any REMIC created hereunder after the Startup Day that is subject to tax under Code Section 860G(d), and 35% of any estimated "net income from foreclosure property" under Section 860G(c) and use such income or amount, to the extent necessary, to pay such tax. To the extent that any such tax is paid to the Internal Revenue Service or applicable state or local tax authorities, the Trustee or a Paying Agent has been appointed under Section 4.05, the Paying Agent shall retain an equal amount from future amounts otherwise distributable to the Holder of the Class A-R Certificate and shall distribute such retained amounts to the Holders of the other Classes of Certificates, to the extent they remain outstanding, until they are fully reimbursed for any amount of such taxes previously charged to the then Holder of the Class A-R Certificate. Neither the Trustee nor the Servicer shall be responsible for any taxes imposed on any REMIC created hereunder except to the extent such taxes arise as a consequence of a breach of their respective obligations under this Agreement. The Trustee shall not be liable hereunder for any taxes imposed on any REMIC hereunder as the result of any direction taken hereunder from the Servicer or any action of the Servicer or Paying Agent hereunder.

      Section 5.29 Reserve Fund; Yield Maintenance Agreements.

      (a) On the Closing Date, the Paying Agent shall establish an account (the "Reserve Fund"), which shall be an Eligible Account. The Reserve Fund shall be entitled "Reserve Fund, The Bank of New York Trust Company, N.A., as Trustee for the benefit of the Holders of the Chase Mortage Finance Trust 2007-S3 LIBOR Certificates." On each Distribution Date, the Paying Agent is hereby directed to, and shall therefore, deposit into the Reserve Fund all amounts received under the Yield Maintenance Agreements. For federal and state income tax purposes, the LIBOR Certificateholders will be deemed to be the owners of the related portion of the Reserve Fund and all amounts deposited into the Reserve Fund and shall be taxable on any income earned thereon. The Reserve Fund shall not be an asset of any REMIC. Amounts held in the Reserve Fund shall remain uninvested. The Reserve Fund will be part of the Trust Fund but not part of any REMIC and any payments to the LIBOR Certificates of Basis Risk Shortfall Carryover Amounts with respect to the LIBOR Certificates will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code
Section 860G(a)(1).

      (b) The Depositor hereby directs the Paying Agent, to execute and deliver on behalf of the Trust the Yield Maintenance Agreements and authorizes the Paying Agent to perform its obligations thereunder on behalf of the Trust in accordance with the terms of the Yield Maintenance Agreements. The Yield Maintenance Agreements will provide for the payment of Basis Risk Shortfall Carryover Amounts for one Class of LIBOR Certificates to the extent provided in this Section 5.29(b). On or before the Closing Date, the Paying Agent shall enter into the Yield Maintenance Agreements on behalf of the

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Trust, with the Counterparty. The Yield Maintenance Agreements shall be part of the Trust Fund but not part of any REMIC.

      On each Distribution Date, the Paying Agent shall distribute amounts received under the Class 1-A1 Yield Maintenance Agreement on deposit in the Reserve Fund to the Class 1-A1 Certificates, up to the Basis Risk Shortfall Carryover Amount for the Class 1-A1 Certificates.

      On each Distribution Date, the Paying Agent shall distribute amounts received under the Class 1-A8 Yield Maintenance Agreement on deposit in the Reserve Fund to the Class 1-A8 Certificates, up to the Basis Risk Shortfall Carryover Amount for the Class 1-A8 Certificates.

      (c) [Reserved.]

      (d) The Seller, the Depositor and the Certificateholders by acceptance of their Certificates acknowledge and agree that the Paying Agent shall execute, deliver and perform its obligations under the Yield Maintenance Agreements and shall do so solely in its capacity as Paying Agent of the Trust Fund and not in its individual capacity. The Paying Agent is hereby directed to represent and warrant to the Counterparty under the Yield Maintenance Agreements that the beneficial owner for United States federal income tax purposes of payments made under the Yield Maintenance Agreements is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations (the "Regulations")) for United States federal income tax purposes. Every provision of this Agreement relating to the conduct of, affecting the liability of or affording protection to the Paying Agent shall apply to the Paying Agent's execution of the Yield Maintenance Agreements and the performance of its duties and satisfaction of its obligations thereunder.

      (e) On the 20th calendar day of each month, the Paying Agent shall calculate the Class 1-A1 Maximum Yield Maintenance Agreement Amount and the Class 1-A8 Maximum Yield Maintenance Agreement Amount and notify the Counterparty of such amounts. On each Distribution Date, the "Class 1-A1 Maximum Yield Maintenance Agreement Amount" shall be an amount equal to the lesser of:

            (i) the product of:

                  (A) the excess, if any, of LIBOR (as calculated under the
            Class 1-A1 Yield Maintenance Agreement subject to the Rate Cap Ceiling) over the related Cap Strike Rate for that Distribution Date;

                  (B) the related Class 1-A1 Scheduled Notional Amount for that
            Distribution Date; and

                  (C) a fraction, the numerator of which is 30 and the
            denominator of which is 360;

            and

            (ii) the related Basis Risk Shortfall Carryover Amount related to the Class 1-A1 Certificates.

      On each Distribution Date, the "Class 1-A8 Maximum Yield Maintenance Agreement Amount" shall be an amount equal to the lesser of:

            (i) the product of:

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                  (A) the excess, if any, of LIBOR (as calculated under the
            Class 1-A8 Yield Maintenance Agreement subject to the Rate Cap Ceiling) over the related Cap Strike Rate for that Distribution Date;

                  (B) the related Class 1-A8 Scheduled Notional Amount for that
            Distribution Date; and

                  (C) a fraction, the numerator of which is 30 and the
            denominator of which is 360;

            and

            (ii) the related Basis Risk Shortfall Carryover Amount related to the Class 1-A8 Certificates.

            (f) If on any Distribution Date the Paying Agent has received any excess amounts from the Yield Maintenance Agreements, such excess amounts shall be returned to the Counterparty via the wiring instructions set forth in the applicable Yield Maintenance Agreement.

                               [END OF ARTICLE V]

                                   ARTICLE VI

                       PAYMENTS TO THE CERTIFICATEHOLDERS

            Section 6.01 Distributions.

(I) Prior to the Credit Support Depletion Date, the Available Distribution Amount shall be applied as follows:

      (a) On each Distribution Date, the Paying Agent shall apply an amount equal to the Available Distribution Amount in the following order of priority:

            (i) Concurrently (A) solely from the Available Distribution Amount with respect to Mortgage Group One, to the Class 1-A Certificateholders (other than the Class A-P Certificates), all amounts distributable pursuant to (I)(b)(i)(A) through (Y) and (BB) below, and (B) solely from the Available Distribution Amount with respect to Mortgage Group Two, to the Class 2-A Certificateholders (other than the Class A-P Certificates), all amounts distributable pursuant to (I)(b)(i)(Z) through (AA) below;

            (ii) the balance, if any, of the Available Distribution Amount shall be distributed first, (A) concurrently, solely from the Available Distribution Amount with respect to Mortgage Group One (or from amounts described under (I)(b)(iii) below) to the Class 1-A and Class A-R Certificateholders in the amounts distributable pursuant to (I)(b)(ii)(A) below, up to the Non-PO Class 1-A Optimal Principal Amount and (I)(b)(iii) below, up to the amounts payable thereunder,

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

      and to Class A-P Component One, the Group One Class A-P Amount pursuant to
      (I)(b)(ii)(A) below and (B) concurrently, solely from the Available Distribution Amount with respect to Mortgage Group Two (or from amounts described under (I)(b)(iv) below) to the Class 2-A Certificateholders in the amounts distributable pursuant to (I)(b)(ii)(B) below, up to the Non-PO Class 2-A Optimal Principal Amount and (I)(b)(iv) below, up to the amounts payable thereunder, and to the Class A-P Component Two Certificates, the Group Two Class A-P Amount pursuant to (I)(b)(ii)(B) below, and second, to the Class A-P Component One, the portion of the Class A-P Shortfall Amount relating to the Group One Mortgage Loans and to the Class A-P Component Two, the portion of the Class A-P Shortfall Amount relating to the Group Two Mortgage Loans, in accordance with paragraph
      (I)(b)(v) below;

            (iii) subject to subsection (b) below, to the Class M
      Certificateholders, the balance, if any, of the Available Distribution Amount after making the distributions provided for in paragraphs (i) and
      (ii) above, in accordance with, and up to the amount calculated pursuant to, Section 6.01(I)(c) below;

            (iv) subject to subsection (b) below, to the Class B
      Certificateholders, the balance, if any, of the Available Distribution Amount after making the distributions provided for in paragraphs (i) through (iii) above, in accordance with, and up to the amounts calculated pursuant to, Section 6.01(I)(d) below; and

            (v) to the Class A-R Certificateholders the balance, if any, of the Available Distribution Amount remaining after the distributions provided for in paragraphs (i) through (iv) above.

      (b) Amounts payable to the Class A Certificateholders on any Distribution Date shall be distributed as follows:

            (i) to the extent the amount available for distribution pursuant to paragraph (a)(i) above is sufficient:

                  (A) to the Class 1-A1 Certificateholders, (1) the Class 1-A1
            Interest Accrual Amount plus (2) the Class 1-A1 Shortfall from the preceding Distribution Date;

                  (B) to the Class 1-A2 Certificateholders, (1) the Class 1-A2
            Interest Accrual Amount plus (2) the Class 1-A2 Shortfall from the preceding Distribution Date;

                  (C) subject to (CC) below, to the Class 1-A3
            Certificateholders, (1) the Class 1-A3 Interest Accrual Amount plus
            (2) the Class 1-A3 Shortfall from the preceding Distribution Date;

                  (D) subject to (DD) below, to the Class 1-A4
            Certificateholders, (1) the Class 1-A4 Interest Accrual Amount plus
            (2) the Class 1-A4 Shortfall from the preceding Distribution Date;

                  (E) to the Class 1-A5 Certificateholders, (1) the Class 1-A5
            Interest Accrual Amount plus (2) the Class 1-A5 Shortfall from the preceding Distribution Date;

                  (F) to the Class 1-A6 Certificateholders, (1) the Class 1-A6
            Interest Accrual Amount plus (2) the Class 1-A6 Shortfall from the preceding Distribution Date;

                  (G) to the Class 1-A7 Certificateholders, (1) the Class 1-A7
            Interest Accrual Amount plus (2) the Class 1-A7 Shortfall from the preceding Distribution Date;

                  (H) to the Class 1-A8 Certificateholders, (1) the Class 1-A8
            Interest Accrual Amount plus (2) the Class 1-A8 Shortfall from the preceding Distribution Date;

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

                  (I) to the Class 1-A9 Certificateholders, (1) the Class 1-A9
            Interest Accrual Amount plus (2) the Class 1-A9 Shortfall from the preceding Distribution Date;

                  (J) to the Class 1-A10 Certificateholders, (1) the Class 1-A10
            Interest Accrual Amount plus (2) the Class 1-A10 Shortfall from the preceding Distribution Date;

                  (K) to the Class 1-A11 Certificateholders, (1) the Class 1-A11
            Interest Accrual Amount plus (2) the Class 1-A11 Shortfall from the preceding Distribution Date;

                  (L) to the Class 1-A12 Certificateholders, (1) the Class 1-A12
            Interest Accrual Amount plus (2) the Class 1-A12 Shortfall from the preceding Distribution Date;

                  (M) to the Class 1-A13 Certificateholders, (1) the Class 1-A13
            Interest Accrual Amount plus (2) the Class 1-A13 Shortfall from the preceding Distribution Date;

                  (N) to the Class 1-A14 Certificateholders, (1) the Class 1-A14
            Interest Accrual Amount plus (2) the Class 1-A14 Shortfall from the preceding Distribution Date;

                  (O) to the Class 1-A15 Certificateholders, (1) the Class 1-A15
            Interest Accrual Amount plus (2) the Class 1-A15 Shortfall from the preceding Distribution Date;

                  (P) to the Class 1-A16 Certificateholders, (1) the Class 1-A16
            Interest Accrual Amount plus (2) the Class 1-A16 Shortfall from the preceding Distribution Date;

                  (Q) to the Class 1-A17 Certificateholders, (1) the Class 1-A17
            Interest Accrual Amount plus (2) the Class 1-A17 Shortfall from the preceding Distribution Date;

                  (R) to the Class 1-A18 Certificateholders, (1) the Class 1-A18
            Interest Accrual Amount plus (2) the Class 1-A18 Shortfall from the preceding Distribution Date;

                  (S) to the Class 1-A19 Certificateholders, (1) the Class 1-A19
            Interest Accrual Amount plus (2) the Class 1-A19 Shortfall from the preceding Distribution Date;

                  (T) to the Class 1-A20 Certificateholders, (1) the Class 1-A20
            Interest Accrual Amount plus (2) the Class 1-A20 Shortfall from the preceding Distribution Date;

                  (U) to the Class 1-A21 Certificateholders, (1) the Class 1-A21
            Interest Accrual Amount plus (2) the Class 1-A21 Shortfall from the preceding Distribution Date;

                  (V) to the Class 1-A22 Certificateholders, (1) the Class 1-A22
            Interest Accrual Amount plus (2) the Class 1-A22 Shortfall from the preceding Distribution Date;

                  (W) to the Class 1-A23 Certificateholders, (1) the Class 1-A23
            Interest Accrual Amount plus (2) the Class 1-A23 Shortfall from the preceding Distribution Date;

                  (X) to the Class 1-A24 Certificateholders, (1) the Class 1-A24
            Interest Accrual Amount plus (2) the Class 1-A24 Shortfall from the preceding Distribution Date;

                  (Y) to the Class 1-AX Certificateholders, (1) the Class 1-AX
            Interest Accrual Amount plus (2) the Class 1-AX Shortfall from the preceding Distribution Date;

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

                  (Z) to the Class 2-A1 Certificateholders, (1) the Class 2-A1
            Interest Accrual Amount plus (2) the Class 2-A1 Shortfall from the preceding Distribution Date;

                  (AA) to the Class 2-AX Certificateholders, (1) the Class 2-AX
            Interest Accrual Amount plus (2) the Class 2-AX Shortfall from the preceding Distribution Date;

                  (BB) to the Class A-R Certificateholders, (1) the Class A-R
            Interest Accrual Amount plus (2) the Class A-R Shortfall from the preceding Distribution Date;

                  (CC) on each Distribution Date prior to the Class 1-A3
            Accretion Termination Date, the Class 1-A3 Interest Accrual Amount will be distributed as principal as follows:

      first, to the Class 1-A1 Certificates, until the Outstanding Certificate Principal Balance of such Class has been reduced to zero; and

      second, to the Class 1-A3 Certificates; and

                  (DD) on each Distribution Date prior to the Class 1-A4
            Accretion Termination Date, the Class 1-A4 Interest Accrual Amount will be distributed as principal as follows:

      first, sequentially, to the Class 1-A1 and Class 1-A3 Certificates, in that order, up to the amount necessary to reduce the aggregate Outstanding Certificate Principal Balance of such Classes to their Targeted Principal Balances; and

      second, to the Class 1-A4 Certificates.

            (ii) concurrently, (A) to the Class 1-A Certificateholders, solely from the Available Distribution Amount with respect to Mortgage Group One up to the Non-PO Class 1-A Optimal Principal Amount, allocated among the Class 1-A Certificates in accordance with the Non-PO Class 1-A Principal Payment Rules and to the Class A-P Component One, the Group One Class A-P Amount and (B) to the Class 2-A Certificateholders, solely from the Available Distribution Amount with respect to Mortgage Group Two up to the Non-PO Class 2-A Optimal Principal Amount, allocated among the Class 2-A Certificates in accordance with the Non-PO Class 2-A Principal Payment Rules and to Class A-P Component Two, the Group Two Class A-P Amount;

            (iii) to the extent that the Available Distribution Amount with respect to Mortgage Group One is insufficient to make distributions pursuant to paragraphs (I)(b)(i)(A) through (Y) and (BB) or the portion of the Available Distribution Amount with respect to Mortgage Group One remaining after giving effect to the distributions in (I)(b)(i) above is insufficient to distribute in full to the Class 1-A Certificateholders amounts described in (I)(b)(ii)(A) above (such shortfall, the "Class 1-A Deficiency Amount") and the Available Distribution Amount with respect to Mortgage Group Two remaining after giving effect to the distributions in
      (I)(b)(i) above exceeds the amount required to distribute in full to the Class 2-A Certificateholders the amounts described in (I)(b)(ii)(B) above, such excess shall be distributed in reduction of the Class 1-A Deficiency Amount in application first to amounts payable pursuant to Section
      (I)(b)(i) and second to amounts payable pursuant to Section (I)(b)(ii);

            (iv) to the extent that the Available Distribution Amount with respect to Mortgage Group Two is insufficient to make distributions pursuant to paragraphs (I)(b)(i)(Z) through (AA) or the portion of the Available Distribution Amount with respect to Mortgage Group Two remaining after giving effect to the distributions in (I)(b)(i) above is insufficient to distribute in

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

      full to the Class 2-A Certificateholders amounts described in
      (I)(b)(ii)(B) above (such shortfall, the "Class 2-A Deficiency Amount") and the Available Distribution Amount with respect to Mortgage Group One remaining after giving effect to the distributions in (I)(b)(i) above exceeds the amount required to distribute in full to the Class 1-A Certificateholders the amounts described in (I)(b)(ii)(A) above, such excess shall be distributed in reduction of the Class 2-A Deficiency Amount in application first to amounts payable pursuant to Section
      (I)(b)(i) and second to amounts payable pursuant to Section (I)(b)(ii);

            (v) to the Class A-P Component One the portion of the Class A-P Shortfall Amount relating to the Group One Mortgage Loans and to the Class A-P Component Two the portion of the Class A-P Shortfall Amount relating to the Group Two Mortgage Loans; provided, however, that any amount distributed pursuant to this Section 6.01(I)(b)(v) shall not cause a further reduction in the principal balance of the Class A-P Component One or Class A-P Component Two, as applicable;

            (vi) If the Available Distribution Amount with respect to Mortgage Group One is insufficient to make the distributions set forth in paragraphs (I)(b)(i)(A) through (Y) and (BB) above, the Paying Agent shall distribute the Available Distribution Amount with respect to Mortgage Group One to the Class 1-A Certificateholders pro rata in accordance with the amounts otherwise distributable to them pursuant to paragraphs
      (I)(b)(i)(A) through (Y) and (BB) above. If the Available Distribution Amount with respect to Mortgage Group Two is insufficient to make the distributions set forth in paragraphs (I)(b)(i) (Z) through (AA) above, the Paying Agent shall distribute the Available Distribution Amount with respect to Mortgage Group Two to the Class 2-A Certificateholders pro rata in accordance with the amounts otherwise distributable to them pursuant to paragraphs (I)(b)(i)(Z) through (AA) above; and

            (vii) In addition to the foregoing distributions, the Class 1-A Certificates and Class 2-A Certificates will receive additional principal distributions on any Distribution Date prior to the Credit Support Depletion Date under the circumstances specified in (A) and (B) below:

                  (A) On any Distribution Date on or after the date on which the aggregate Outstanding Certificate Principal Balance of the Class 1-A Certificates or the aggregate Outstanding Certificate Principal Balance of the Class 2-A Certificates has been reduced to zero, all principal (other than the applicable PO Percentage of any principal received on or in respect of each Discount Mortgage Loan and limited to amounts in excess of that needed to reduce the aggregate Outstanding Certificate Principal Balance of the Class 1-A Certificates or the Outstanding Certificate Principal Balance of the Class 2-A Certificates, as applicable, to zero) on the Mortgage Loans in the Mortgage Group relating to such Class A Certificates that are no longer outstanding will be distributed as principal to the remaining Class A Certificates (other than the Class A-P Certificates) in accordance with Section 6.01(I)(b)(ii)(A) or 6.01(I)(b)(ii)(B), as applicable, in reduction of the Outstanding Certificate Principal Balances thereof, provided that on such Distribution Date either (a) the Aggregate Subordinated Percentage for such Distribution Date is less than 200% of the initial Aggregate Subordinate Percentage, or (b) the average outstanding Principal Balance of the Mortgage Loans in either Mortgage Group delinquent 60 days or more over the prior six months, as a percentage of the corresponding Group One or Group Two Subordinated Amount, is greater than or equal to 50%. For purposes of the foregoing, the "Aggregate Subordinated Percentage" for any Distribution Date is equal to the aggregate Outstanding Certificate Principal Balance of the Subordinated Certificates immediately prior to such Distribution Date divided by the

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            aggregate Scheduled Principal Balance of all of the Mortgage Loans
            immediately prior to such Distribution Date.

                  (B) If on any Distribution Date on which the aggregate
            Outstanding Certificate Principal Balance of the Class 1-A Certificates or the Class 2-A Certificates would be greater than the the Group One Non-PO Allocated Amount or the Group Two Non-PO Allocated Amount, as the case may be (the "Undercollateralized Group"), after giving effect to distributions to be made on such Distribution Date, the portion of the Available Distribution Amount in respect of principal on the Mortgage Loans in the other Mortgage Group (the "Overcollateralized Group") otherwise allocable to the Subordinated Certificates will be distributed to the Classes of Class A Certificates (other than the Class A-P Certificates) relating to the Undercollateralized Group (in accordance with the priorities set forth in Section 6.01(I)(b)(ii)), in reduction of the principal balances thereof, until the aggregate principal balance of the Certificates (other than the Class A-P Certificates) included in the Undercollateralized Group is equal to the Group One Non-PO Allocated Amount or the Group Two Non-PO Allocated Amount, as the case may be. Moreover, the Available Distribution Amount with respect to the Overcollateralized Group will be further reduced (after distributions of interest to the Class A Certificates included in the Overcollateralized Group) in an amount equal to one month's interest on the amount by which the Undercollateralized Group is undercollateralized at 6.00% per annum (if Mortgage Group One is the Undercollateralized Group) or 5.50% per annum (if Mortgage Group Two is the Undercollateralized Group), plus any shortfall of such amounts from prior Distribution Dates; provided, however, that in no event shall the Available Distribution Amount with respect to the Overcollateralized Group on any Distribution Date be reduced by more than the sum of (i) the overcollateralized amount with respect to the Overcollateralized Group and (ii) interest thereon at the applicable Remittance Rate. Such amounts will be distributed to the applicable Classes of Certificates in the priority of interest payable on such Distribution Date.

      (c) Amounts payable on any Distribution Date to the Class M
Certificateholders pursuant to Section 6.01(I)(a)(iii) shall be distributed in the following priority:

            (1) Amounts payable on any Distribution Date to the Class A-M Certificateholders shall be distributed up to an amount equal to (A) the Class A-M Interest Accrual Amount plus (B) the Class A-M Shortfall from the preceding Distribution Date plus (C) the portion of the Subordinated Optimal Principal Amount allocable (pursuant to Section 6.01(I)(e)) to the Class A-M Certificates plus (D) any Carry-over Subordinated Principal Amounts with respect to the Class A-M Certificates; and

            (2) Amounts payable on any Distribution Date to the Class M-1 Certificateholders shall be distributed up to an amount equal to (A) the Class M-1 Interest Accrual Amount plus (B) the Class M-1 Shortfall from the preceding Distribution Date plus (C) the portion of the Subordinated Optimal Principal Amount allocable (pursuant to Section 6.01(I)(e)) to the Class M-1 Certificates plus (D) any Carry-over Subordinated Principal Amounts with respect to the Class M-1 Certificates plus (E) any portion of the Subordinated Optimal Principal Amount allocated to the Class A-M Certificates in excess of the Outstanding Certificate Principal Balance of such Class.

      (d) Amounts payable on any Distribution Date to the Class B
Certificateholders pursuant to Section 6.01(I)(a)(iv) shall be distributed in the following priority:

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            (1) first, to the Class B-1 Certificateholders, up to an amount equal to (A) the Class B-1 Interest Accrual Amount plus (B) the Class B-1 Shortfall from the preceding Distribution Date plus (C) the pro rata portion, if any, of the Subordinated Optimal Principal Amount allocable to the Class B-1 Certificates in accordance with Section 6.01(I)(e) plus (D) any Carry-over Subordinated Principal Amounts with respect to the Class B-1 Certificates plus
(E) any portion of the Subordinated Optimal Principal Amount allocated to the Class M-1 Certificates in excess of the Outstanding Certificate Principal Balance of such Class;

            (2) second, to the Class B-2 Certificateholders, up to an amount equal to (A) the Class B-2 Interest Accrual Amount plus (B) the Class B-2 Shortfall from the preceding Distribution Date plus (C) the pro rata portion, if any, of the Subordinated Optimal Principal Amount allocable to the Class B-2 Certificates in accordance with Section 6.01(I)(e) plus (D) any Carry-over Subordinated Principal Amounts with respect to the Class B-2 Certificates plus
(E) any portion of the Subordinated Optimal Principal Amount allocated to the Class B-1 Certificates in excess of the Outstanding Certificate Principal Balance of such Class;

            (3) third, to the Class B-3 Certificateholders, up to an amount equal to (A) the Class B-3 Interest Accrual Amount plus (B) the Class B-3 Shortfall from the preceding Distribution Date plus (C) the pro rata portion, if any, of the Subordinated Optimal Principal Amount allocable to the Class B-3 Certificates in accordance with Section 6.01(I)(e) plus (D) any Carry-over Subordinated Principal Amounts with respect to the Class B-3 Certificates plus
(E) any portion of the Subordinated Optimal Principal Amount allocated to the Class B-2 Certificates in excess of the Outstanding Certificate Principal Balance of such Class;

            (4) fourth, to the Class B-4 Certificateholders, up to an amount equal to (A) the Class B-4 Interest Accrual Amount plus (B) the Class B-4 Shortfall from the preceding Distribution Date plus (C) the pro rata portion, if any, of the Subordinated Optimal Principal Amount allocable to the Class B-4 Certificates in accordance with Section 6.01(I)(e) plus (D) any Carry-over Subordinated Principal Amounts with respect to the Class B-4 Certificates plus
(E) any portion of the Subordinated Optimal Principal Amount allocated to the Class B-3 Certificates in excess of the Outstanding Certificate Principal Balance of such Class;

            (5) fifth, to the Class B-5 Certificateholders, up to an amount equal to (A) the Class B-5 Interest Accrual Amount plus (B) the Class B-5 Shortfall from the preceding Distribution Date plus (C) the pro rata portion, if any, of the Subordinated Optimal Principal Amount allocable to the Class B-5 Certificates in accordance with Section 6.01(I)(e) plus (D) any Carry-over Subordinated Principal Amounts with respect to the Class B-5 Certificates plus
(E) any portion of the Subordinated Optimal Principal Amount allocated to the Class B-4 Certificates in excess of the Outstanding Certificate Principal Balance of such Class; and

            (6) sixth, to the Class B-6 Certificateholders, up to an amount equal to (A) the Class B-6 Interest Accrual Amount plus (B) the Class B-6 Shortfall from the preceding Distribution Date plus (C) the pro rata portion, if any, of the Subordinated Optimal Principal Amount allocable to the Class B-6 Certificates in accordance with Section 6.01(I)(e) plus (D) any Carry-over Subordinated Principal Amounts with respect to the Class B-6 Certificates plus
(E) any portion of the Subordinated Optimal Principal Amount allocated to the Class B-5 Certificates in excess of the Outstanding Certificate Principal Balance of such Class.

      (e) On each Distribution Date, the Subordinated Optimal Principal Amount shall be allocated among the Classes of Subordinated Certificates entitled, pursuant to the next succeeding sentence, to an allocation of principal on such Distribution Date, pro rata based upon the Outstanding Certificate Principal Balances of all such Classes so entitled. With respect to the Subordinated Certificates, on each

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Distribution Date, principal shall be distributable to (1) any Class of
Subordinated Certificates which has current Credit Support (before giving effect to any distribution of principal and any Realized Losses allocable on such Distribution Date) greater than or equal to the Original Credit Support for such Class; (2) the Class having the lowest numerical class designation of any outstanding Class of Subordinated Certificates which does not meet the criteria in (1) above; and (3) the Class B-6 Certificates if all other outstanding Classes of Subordinated Certificates meet the criteria in (1) above or if no other Class of Subordinated Certificates is outstanding; provided, however, that no Class of Subordinated Certificates shall receive any distributions of principal if any Class of Subordinated Certificates having a lower numerical class designation than such Class fails to meet the criteria in (1) above. For purposes of this Agreement, the Class M Certificates shall be deemed to have a lower numerical class designation than each Class of Class B Certificates and the Class A-M Certificates shall be deemed to have a lower numerical class designation than the Class M-1 Certificates.

(II) On or after the Credit Support Depletion Date, the Available Distribution Amount shall be applied, first, in respect of interest in accordance with
Section 6.01(I)(b)(i) and, second, in respect of principal to each Class of the Class A Certificates, pro rata, based upon their respective outstanding balances.

(III) Based upon the information received from the Servicer, as provided in
Section 6.02, the Paying Agent shall make all calculations necessary to make the distributions described in this Section 6.01. All distributions made to Certificateholders of any Class on each Distribution Date will be made to the Certificateholders of the respective Class of record on the next preceding Record Date, except that the final distribution with respect to each Class shall be made as provided in the forms of Certificates. All distributions made to Certificateholders shall be based on the Percentage Interest of the Class represented by their respective Certificates, and shall be made either by transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent, in writing at least 10 Business Days prior to the first Distribution Date for which distribution by wire transfer is to be made and such Holder's Certificates of such Class in the aggregate evidence an original denomination of not less than $5,000,000 or such Holder holds a 100% Percentage Interest of such Class or, if not, by check mailed to the address of the Person entitled thereto as it appears on the Certificate Register, except that the final distribution in retirement of the Certificates will be made only upon presentation and surrender of the Certificates at the office specified in the final Distribution Notice. If on any Determination Date, the Servicer determines that there are no Mortgage Loans outstanding and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Trustee or if a Paying Agent has been appointed under Section 4.05, the Paying Agent shall promptly send the final distribution notice to each Certificateholder specifying the manner in which the final distribution will be made.

      Section 6.02 Statements to the Certificateholders.

      (a) Not later than the earlier of (i) three Business Days after the Determination Date and (ii) the second Business Day prior to each Distribution Date, the Servicer shall send to the Paying Agent and the Trustee (in such format as may be mutually agreed) the relevant information for purposes of this
Section 6.02. Not later than each Distribution Date, the Paying Agent shall make available on its website located at www.jpmorgan.com/sfr or upon request shall send to any Certificateholder, the Depositor, the Trustee, the Servicer, any co-trustee, and each Rating Agency a statement setting forth the following information, after giving effect to the distributions to be made by the Paying Agent pursuant to Section 6.01 on or as of such Distribution Date:

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            (i) with respect to each Class of Certificates the amount of such distribution to Holders of such Class allocable to principal;

            (ii) with respect to each Class of Certificates the amount of such distribution to Holders of such Class allocable to interest;

            (iii) the aggregate amount of any Principal Prepayments, Repurchase Proceeds or other unscheduled recoveries included in the distributions to Certificateholders, in each case both in the aggregate and by Pool;

            (iv) the aggregate amount of any Advances by the Servicer pursuant to Section 6.03, both in the aggregate and by Pool;

            (v) the number of Outstanding Mortgage Loans and the Mortgage Pool Principal Balance as of the close of business as of the end of the related Principal Prepayment Period;

            (vi) the related amount of the Servicing Fees (as adjusted pursuant to Section 6.05) retained or withdrawn from the Collection Account by the Servicer;

            (vii) the number and aggregate principal amounts of Mortgage Loans
      (A) delinquent (calculated using the Mortgage Bankers Association (MBA) method) (1) one Monthly Payment, (2) two Monthly Payments and (3) three or more Monthly Payments, (B) in foreclosure and (C) in bankruptcy, in each case, as of the end of the close of business on the first day of the calendar month of such Distribution Date;

            (viii) the number and the principal balance of Mortgage Loans with respect to any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

            (ix) the aggregate amount of all Advances recovered during the related Due Period;

            (x) with respect to the following Distribution Date, the Class A Percentage, the Class M Percentage, the Class B Percentage, the Class A Principal Balance, the Class M Principal Balance, the Class B Principal Balance, the Non-PO Class A Percentage, the Non-PO Class A Prepayment Percentage, the Non-PO Class 1-A Percentage, the Non-PO Class 2-A Percentage, the Non-PO Class 1-A Prepayment Percentage, the Non-PO Class 2-A Prepayment Percentage, the Non-PO Class 1-A Principal Balance, the Non-PO Class 2-A Principal Balance and the level of Credit Support, if any, with respect to each Class of Subordinated Certificates;

            (xi) the aggregate amount of Realized Losses during the related Due Period and the aggregate amount of Realized Losses since the Cut-off Date;

            (xii) the allocation to each Class of Certificate of any Realized Losses during the related Due Period;

            (xiii) the Outstanding Certificate Principal Balance of each Class of Certificates immediately prior to and after giving effect to the distributions to each Class on such Distribution Date;

            (xiv) with respect to each Class of Certificates, any amounts of Compensating Interest Shortfalls and reductions relating to the Relief Act on such Distribution Date;

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            (xv) the number of Mortgage Loans with respect to which a reduction in the Mortgage Rate has occurred pursuant to the Relief Act, as well as the amount of interest not required to be paid with respect to any such Mortgage Loans during the related Due Period as a result of such reductions; both in the aggregate and for each Class of Certificates;

            (xvi) updated pool composition information such as weighted average coupon, weighted average life, weighted average remaining term, pool factors and prepayment amounts;

            (xvii) if applicable, any material changes to methodology regarding calculations of delinquencies and charge-offs;

            (xviii) any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time;

            (xix) material breaches of pool asset representations or warranties or transaction covenants;

            (xx) information on ratio, coverage or other test used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met;

            (xxi) as of each Distribution Date, the amount, if any, received pursuant to each Yield Maintenance Agreement and the amount thereof to be paid to each Class of Certificates;

            (xxii) as of each Distribution Date, the amount in the Reserve Fund;

            (xxiii) if applicable, information regarding any new issuance of asset-backed securities backed by the same asset pool, any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable; and

            (xxiv) any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.

      The Paying Agent's responsibility for sending the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Servicer which shall be provided as required in this Section 6.02(a).

      Upon reasonable advance notice in writing if required by federal regulation, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and access during business hours to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of regulatory authorities with respect to investment in the Certificates; provided, that the Servicer shall be entitled to be reimbursed by each such Certificateholder for the Servicer's actual expenses incurred in providing such reports and access.

      (b) The Servicer shall cause to be prepared, and the Servicer or the Trustee, as required by applicable law, shall file, any and all tax returns, information statements or other filings required to be delivered to Certificateholders and any governmental taxing authority pursuant to any applicable law with

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respect to the Trust Fund and the transactions contemplated hereby (the Servicer or the Trustee may, at its option but with the consent of the other, which consent shall not be unreasonably withheld, appoint an organization which regularly engages in the preparation and filing of such documents on a continuous basis for profit and which represents itself to be expert in such matters) and the Servicer shall maintain a record of the information necessary for the application of Section 860E(e) of the Code and shall make such information available as required by Section 860D(a)(6) of the Code; provided, however, that the Servicer shall notify the Trustee of the Trustee's obligation to make any such filings and that any fees of the organization appointed as provided above shall be paid by the Servicer; and provided further that if an organization is employed, as described above, to prepare and file any such filings, neither the Trustee nor the Servicer shall be liable for any errors by such organization.

      Section 6.03 Advances by the Servicer. If, on any Determination Date, the Servicer determines that any Monthly Payments due on the immediately preceding Due Date have not been received, the Servicer shall, unless it determines in its sole discretion that such amounts will not be recoverable from Late Collections, Liquidation Proceeds or otherwise, make an Advance on or before two Business Days prior to the related Distribution Date in an amount equal to the amount of such delinquent Monthly Payments, after adjustment of any delinquent interest payment for the Servicing Fee. For purposes of this Section 6.03, the delinquent Monthly Payments referred to in the preceding sentence shall be deemed to include an amount equal to the Monthly Payments that would have been due on Mortgage Loans which have been foreclosed or otherwise terminated and in connection with which the Servicer acquired and continues to own the Mortgaged Properties on behalf of the Certificateholders. If the Servicer makes an Advance, it shall on or prior to two Business Days prior to such Distribution Date either (i) deposit in the Collection Account an amount equal to such Advance, (ii) cause to be made an appropriate entry in the records of the Collection Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 6.03, used by the Servicer to make such Advance or (iii) make Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any funds being held in the Collection Account for future distribution to Certificateholders and so used pursuant to clause (ii) or (iii) above shall be replaced by the Servicer from its own funds by deposit into the Collection Account on or before any subsequent Distribution Date to the extent that funds in the Collection Account on such Distribution Date shall be less than the amount of payments required to be made to Certificateholders on such Distribution Date. Any such Advance shall be included with the distribution to the Certificateholders on the related Distribution Date. If the Servicer determines not to make a Nonrecoverable Advance, it shall on the related Determination Date furnish to the Trustee, any co-trustee, the Paying Agent and each Rating Agency notice of such determination. The Servicer shall be entitled to be reimbursed from the Collection Account for all Advances and Nonrecoverable Advances as provided in
Section 5.09.

      Section 6.04 Allocation of Realized Losses.

      (a) Prior to each Determination Date, the Servicer shall determine (i) the total amount of Realized Losses, if any, incurred during the related Principal Prepayment Period; (ii) whether and to what extent such Realized Losses constitute Excess Losses; and (iii) the respective portions of such Realized Losses allocable to interest and to principal.

      (b) The principal portion of any Realized Losses, other than Excess Losses, shall be allocated as follows: first, to the Class B-6 Certificates until the Outstanding Certificate Principal Balance of the Class B-6 Certificates has been reduced to zero; second, to the Class B-5 Certificates until the Outstanding Certificate Principal Balance of the Class B-5 Certificates has been reduced to zero; third, to Class B-4 Certificates until the Outstanding Certificate Principal Balance of the Class B-4 Certificates has been reduced to zero; fourth, to the Class B-3 Certificates until the Outstanding Certificate Principal Balance of the Class B-3 Certificates has been reduced to zero; fifth, to the Class B-2 Certificates until the

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Outstanding Certificate Principal Balance of the Class B-2 Certificates has been reduced to zero; sixth, to the Class B-1 Certificates until the Outstanding Certificate Principal Balance of the Class B-1 Certificates has been reduced to zero; seventh, to the Class M-1 Certificates until the Outstanding Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;
eighth, to the Class A-M Certificates until the Outstanding Certificate
Principal Balance of the Class A-M Certificates has been reduced to zero; and ninth, (X) if the Realized Loss has occurred with respect to a Group One
Mortgage Loan, first to the Class 1-A Certificates on a pro rata basis until the Outstanding Certificate Principal Balance of the Class 1-A Certificates has been reduced to zero, and second to the Class 2-A Certificates on a pro rata basis until the Outstanding Certificate Principal Balance of the Class 2-A
Certificates has been reduced to zero or (Y) if the Realized Loss has occurred with respect to a Group Two Mortgage Loan, first to the Class 2-A Certificates on a pro rata basis until the Outstanding Certificate Principal Balance of the Class 2-A Certificates has been reduced to zero, and second to the Class 1-A Certificates on a pro rata basis until the Outstanding Certificate Principal Balance of the Class 1-A Certificates has been reduced to zero; provided, however, that if a Realized Loss occurs with respect to a Discount Mortgage Loan
(a) the amount of such Realized Loss equal to the product of (i) the amount of such Realized Loss and (ii) the PO Percentage with respect to such Discount Mortgage Loan will be allocated to Class A-P Component One (if the Realized Loss occurred with respect to a Group One Mortgage Loan), or to Class A-P Component Two (if the Realized Loss occurred with respect to the Group Two Mortgage Loan) and (b) the remainder of such Realized Loss will be allocated as described above; provided, however, that so long as the Outstanding Certificate Principal Balance of the Class 1-A6 Certificates is greater than zero, (A) any Realized Losses (other than Excess Losses) that would otherwise be allocated to the Class 1-A1 Certificates will instead be allocated to the Class 1-A6 Certificates, but only in an amount up to the product of (x) the Outstanding Certificate Principal Balance of the Class 1-A6 Certificates (after reduction of such Outstanding Certificate Principal Balance after giving effect to the pro rata application of Realized Losses directly to the Class 1-A6 Certificates) and (y) 33.10%, (B) any Realized Losses (other than Excess Losses) that would otherwise be allocated to the Class 1-A12 Certificates will instead be allocated to the Class 1-A6 Certificates, but only in an amount up to the product of (x) the Outstanding Certificate Principal Balance of the Class 1-A6 Certificates (after reduction of such Outstanding Certificate Principal Balance after giving effect to the pro rata application of Realized Losses directly to the Class 1-A6 Certificates) and
(y) 31.80%, (C) any Realized Losses (other than Excess Losses) that would otherwise be allocated to the Class 1-A14 Certificates will instead be allocated to the Class 1-A6 Certificates, but only in an amount up to the product of (x) the Outstanding Certificate Principal Balance of the Class 1-A6 Certificates (after reduction of such Outstanding Certificate Principal Balance after giving effect to the pro rata application of Realized Losses directly to the Class 1-A6 Certificates) and (y) 3.83%, (D) any Realized Losses (other than Excess Losses) that would otherwise be allocated to the Class 1-A15 Certificates will instead be allocated to the Class 1-A6 Certificates, but only in an amount up to the product of (x) the Outstanding Certificate Principal Balance of the Class 1-A6 Certificates (after reduction of such Outstanding Certificate Principal Balance after giving effect to the pro rata application of Realized Losses directly to the Class 1-A6 Certificates) and (y) 6.88%, (E) any Realized Losses (other than Excess Losses) that would otherwise be allocated to the Class 1-A16 Certificates will instead be allocated to the Class 1-A6 Certificates, but only in an amount up to the product of (x) the Outstanding Certificate Principal Balance of the Class 1-A6 Certificates (after reduction of such Outstanding Certificate Principal Balance after giving effect to the pro rata application of Realized Losses directly to the Class 1-A6 Certificates) and (y) 17.46%, and (F) any Realized Losses (other than Excess Losses) that would otherwise be allocated to the Class 1-A19 Certificates will instead be allocated to the Class 1-A6 Certificates, but only in an amount up to the product of (x) the Outstanding Certificate Principal Balance of the Class 1-A6 Certificates (after reduction of such Outstanding Certificate Principal Balance after giving effect to the pro rata application of Realized Losses directly to the Class 1-A6 Certificates) and
(y) 6.92%. The principal portion of any Excess Losses shall be allocated without priority among (i) all Classes of Subordinated Certificates and (ii) the Class A Certificates, pro rata based upon their respective Outstanding Certificate Principal Balances (or, in the case of the Class 1-A3 and Class 1-A4 Certificates,

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the lesser of their Original Certificate Principal Balance or their Outstanding
Certificate Principal Balance); provided , however, that the Class A Certificates related to the Mortgage Group in which the Excess Loss occurs will be allocated the portion of such Excess Losses that would otherwise be allocated to the Class A Certificates not related to such Mortgage Group; and provided, further, however, that the applicable PO Percentage of any Excess Losses on the Discount Mortgage Loans shall be allocated to Class A-P Component One (if the Excess Loss occurred with respect to a Group One Mortgage Loan), or to Class A-P Component Two (if the Excess Loss occurred with respect to a Group Two Mortgage
Loan). For purposes of the foregoing sentence, each Class of Subordinated Certificates will be deemed to have an Outstanding Certificate Principal Balance (and to accrue interest thereon) equal to the actual Outstanding Certificate Principal Balance thereof times a fraction, the numerator of which is the Group One Subordinated Amount (for a loss on a Group One Mortgage Loan) or the Group Two Subordinated Amount (for a loss on a Group Two Mortgage Loan), and the denominator of which is the aggregate of the Group One Subordinated Amount and the Group Two Subordinated Amount.

      (c) As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their Outstanding Certificate Principal Balances (or, in the case of the Class 1-A3 and Class 1-A4 Certificates, in each case, the lesser of (i) the Original Certificate Principal Balance of such Class of Certificates and (ii) the Outstanding Certificate Principal Balance of such Class of Certificates) prior to giving effect to distributions to be made on such Distribution Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

      (d) In the event that a recovery is made with respect to any Realized Loss, the amount of such recovery shall be treated as a Principal Prepayment and deposited into the Collection Account and distributed on the applicable Distribution Date.

      Section 6.05 Compensating Interest; Allocation of Certain Interest Shortfalls.

      (a) Upon a Principal Prepayment of a Mortgage Loan, the Servicer shall deposit into the Collection Account from its own funds, as a reduction of its servicing compensation hereunder, an amount, if any, by which the amount of the interest that would otherwise accrue with respect to such Mortgage Loan from the date of prepayment to the Due Date in the related Due Period at the Net Mortgage Rate exceeds the amount of the interest (adjusted to the Net Mortgage Rate) collected from the Mortgagor with respect to such period (such amount, "Compensating Interest"); provided, however, that with respect to any Distribution Date, the Servicer's obligation to deposit any such amount is limited to an amount equal to the product of (i) one-twelfth of 0.125% and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans with respect to such Distribution Date.

      (b) On any Distribution Date, the excess, if any, of (X) Compensating Interest with respect to such Distribution Date over (Y) the amount deposited in the Collection Account pursuant to (a) above for such Distribution Date shall equal the "Compensating Interest Shortfall" with respect to such Distribution Date. On any Distribution Date, the Compensating Interest Shortfall shall be allocated pro rata among the outstanding Classes of Class A, Class M and Class B Certificates based on the amount of interest (disregarding any Basis Risk Shortfall Carryover Amount) to which each such Class would otherwise be paid on such Distribution Date had there been no such Compensating Interest Shortfall.

      (c) On any Distribution Date, the interest portion of any Realized Losses ("Realized Loss Interest Shortfall") (other than the interest portion of Excess Losses) shall be allocated to the Class of Subordinated Certificates then outstanding having the highest numerical class designation (for this

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purpose, the Class M Certificates shall be deemed to have a lower numerical class designation than each Class of Class B Certificates) or, if no Class of Subordinated Certificates is then outstanding, to the Class A Certificates (other than the Class A-P Certificates) pro rata among the outstanding Classes of Class A Certificates (other than the Class A-P Certificates) based on the amount of interest (disregarding any Basis Risk Shortfall Carryover Amount) to which each such Class would otherwise be entitled (or in the case of the Class 1-A3 and Class 1-A4 Certificates, added to the principal balance of such Class prior to the Class 1-A3 Accretion Termination Date or Class 1-A4 Accretion Termination Date, respectively, as applicable) on such Distribution Date had there been no such Realized Loss Interest Shortfall. On any Distribution Date, the interest portion of any Excess Losses shall be allocated pro rata among the outstanding Classes of Certificates based upon the amount of interest (disregarding any Basis Risk Shortfall Carryover Amount) to which each such Class would otherwise be entitled (or in the case of the Class 1-A3 and Class 1-A4 Certificates, added to the principal balance of such Class prior to the Class 1-A3 Accretion Termination Date or Class 1-A4 Accretion Termination Date, respectively, as applicable) on such Distribution Date had there been no such Excess Losses allocable to interest; provided, however, that so long as the Outstanding Certificate Principal Balance of the Class 1-A6 Certificates is greater than zero, (A) the interest portion of any Excess Losses that would otherwise be allocated to the Class 1-A1 Certificates in accordance with this
Section 6.05(c) will instead be allocated to the Class 1-A6 Certificates, but only in an amount up to the product of (x) the Outstanding Certificate Principal Balance of the Class 1-A6 Certificates (after reduction of such Outstanding Certificate Principal Balance after giving effect to the pro rata application of Realized Losses directly to the Class 1-A6 Certificates) and (y) 33.10%, (B) the interest portion of any Excess Losses that would otherwise be allocated to the Class 1-A12 Certificates in accordance with this Section 6.05(c) will instead be allocated to the Class 1-A6 Certificates, but only in an amount up to the product of (x) the Outstanding Certificate Principal Balance of the Class 1-A6 Certificates (after reduction of such Outstanding Certificate Principal Balance after giving effect to the pro rata application of Realized Losses directly to the Class 1-A6 Certificates) and (y) 31.80%, (C) the interest portion of any Excess Losses that would otherwise be allocated to the Class 1-A14 Certificates in accordance with this Section 6.05(c) will instead be allocated to the Class 1-A6 Certificates, but only in an amount up to the product of (x) the Outstanding Certificate Principal Balance of the Class 1-A6 Certificates (after reduction of such Outstanding Certificate Principal Balance after giving effect to the pro rata application of Realized Losses directly to the Class 1-A6 Certificates) and (y) 3.83%, (D) the interest portion of any Excess Losses that would otherwise be allocated to the Class 1-A15 Certificates in accordance with this Section 6.05(c) will instead be allocated to the Class 1-A6 Certificates, but only in an amount up to the product of (x) the Outstanding Certificate Principal Balance of the Class 1-A6 Certificates (after reduction of such Outstanding Certificate Principal Balance after giving effect to the pro rata application of Realized Losses directly to the Class 1-A6 Certificates) and (y) 6.88%, (E) the interest portion of any Excess Losses that would otherwise be allocated to the Class 1-A16 Certificates in accordance with this Section 6.05(c) will instead be allocated to the Class 1-A6 Certificates, but only in an amount up to the product of (x) the Outstanding Certificate Principal Balance of the Class 1-A6 Certificates (after reduction of such Outstanding Certificate Principal Balance after giving effect to the pro rata application of Realized Losses directly to the Class 1-A6 Certificates) and (y) 17.46%, and (F) the interest portion of any Excess Losses that would otherwise be allocated to the Class 1-A19 Certificates in accordance with this Section 6.05(c) will instead be allocated to the Class 1-A6 Certificates, but only in an amount up to the product of (x) the Outstanding Certificate Principal Balance of the Class 1-A6 Certificates (after reduction of such Outstanding Certificate Principal Balance after giving effect to the pro rata application of Realized Losses directly to the Class 1-A6 Certificates) and (y) 6.92%.

      (d) Any interest shortfall resulting from the Relief Act shall be allocated pro rata among the outstanding Classes of Certificates based upon the amount of interest (disregarding any Basis Risk Shortfall Carryover Amount) to which each such Class would otherwise be paid on such Distribution Date.

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      Section 6.06 Subordination. The rights of the Class B Certificateholders to receive distributions in respect of the Class B Certificates on any Distribution Date shall be subordinated to the rights of the Class A and Class M Certificateholders to receive distributions in respect of the Class A and Class M Certificates. The rights of the Class M-1 Certificateholders to receive distributions inrespect of the Class M-1 Certificates on any Distribution Date shall be subordinated to the rights of the Class A and Class A-M Certificateholders to receive distributions in respect of the Class A and Class A-M Certificates, respectively. The rights of the Class A-M Certificateholders to receive distributions in respect of the Class A-M Certificates on any Distribution Date shall be subordinated to the rights of the Class A Certificateholders to receive distributions in respect of the Class A Certificates. The rights of the Class B-1 Certificateholders to receive distributions in respect of the Class B-1 Certificates on any Distribution Date shall be subordinate to the rights of the Class A and Class M Certificateholders to receive distributions in respect of such Class A and Class M Certificates. Each Class of Class B Certificates (other than the Class B-1 Certificates) is subordinated to the Class A Certificates, the Class M Certificates and each Class of Class B Certificates having a lower numerical class designation than such Class of Class B Certificates. The rights of the Servicer, as servicer, to receive funds from the Collection Account, pursuant to Section 5.09, on account of the Servicing Fee (except as provided in Section 6.05) in respect of each Mortgage Loan, assumption fees, late payment charges and other mortgagor charges, reimbursement of Advances and expenses or otherwise, shall not be subordinated to the rights of the Class A, Class M or Class B Certificateholders. Amounts held by the Servicer or the Paying Agent for future distribution to the Class M or Class B Certificateholders, including, without limitation, in the Collection Account, shall not be distributed in respect of the Class M or Class B Certificates except in accordance with the terms of this Agreement. The Class B Certificateholders are deemed to have granted a security interest in such amounts to the Class A and Class M Certificateholders to secure the rights of the Class A and Class M Certificateholders to receive distributions in priority over the Class B Certificateholders. The Class M Certificateholders are deemed to have granted a security interest in such amounts to the Class A Certificateholders to secure the rights of the Class A Certificateholders to receive distributions in priority over the Class A Certificateholders.

      Section 6.07 Determination of LIBOR. The meaning of LIBOR applicable to the calculation of the Certificate Rates on the Class 1-A1, Class 1-A2 and Class 1-A8 Certificates for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined by the Servicer or its designee on each Rate Adjustment Date as follows:

      For any Interest Accrual Period other than the first Interest Accrual Period, "LIBOR" means, with respect to a Yield Maintenance Agreement Remittance Date, the rate determined by the Counterparty to be (i) the per annum rate for deposits in U.S. dollars for a period of one month which appears on the Reuters Page LIBOR01 as of 11:00 a.m., London time, on the day that is two London Business Days prior to the first day of the Interest Accrual Period relating to such Yield Maintenance Agreement Remittance Date (rounded upwards, if necessary, to the nearest 1/100,000 of 1%); (ii) if such rate does not appear on the Reuters Page LIBOR01, LIBOR shall be the arithmetic mean (rounded as aforesaid) of the offered quotations obtained by the Counterparty from the Reference Banks for deposits in U.S. dollars to leading banks in the London interbank market as of approximately 11:00 a.m., London time, on the day that is two London Business Days prior to the first day of the Interest Accrual Period relating to such Yield Maintenance Agreement Remittance Date; or (iii) if fewer than two Reference Banks provide the Counterparty with such quotations, LIBOR shall be the rate per annum which the Counterparty determines to be the arithmetic mean (rounded as aforesaid) of the offered quotations which leading banks in New York City selected by the Counterparty are quoting in the New York interbank market on the first day of the Interest Accrual Period relating to such Yield Maintenance Agreement Remittance Date for deposits in U.S. dollars to the Reference Banks or, if fewer than two such quotations are available, to leading European and Canadian banks.

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      The establishment of LIBOR by the Counterparty on any Rate Adjustment Date
and the Servicer's subsequent calculation of the Certificate Rates applicable to the Class 1-A1 and Class 1-A2 Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

                               [END OF ARTICLE VI]

                                  ARTICLE VII

                     REPORTS TO BE PREPARED BY THE SERVICER

      Section 7.01 Servicer Shall Provide Information as Reasonably Required. The Servicer shall furnish to the Trustee or, if a Paying Agent has been appointed pursuant to Section 4.05, the Paying Agent, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate in respect to the Trustee or, if a Paying Agent has been appointed pursuant to
Section 4.05, the Paying Agent, or otherwise in respect to the purposes of this Agreement, all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Trustee or, if a Paying Agent has been appointed pursuant to Section 4.05, the Paying Agent may reasonably require.

      Section 7.02 Federal Information Returns and Reports to
Certificateholders.

      (a) For federal income tax purposes, the taxable year of each REMIC Pool shall be a calendar year and the Servicer shall maintain or cause the maintenance of the books of each REMIC Pool on the accrual method of accounting.

      (b) The Servicer or anyone acting on its behalf pursuant to Section 2.04(g) shall prepare and file or cause to be filed with the Internal Revenue Service federal tax or information returns with respect to the Trust Fund, each REMIC Pool and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Certificateholder at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby. Without limitation on any other requirement of this Section 7.02, the Servicer shall make available the information necessary for the application of Section 860E(e) of the Code within 60 days of such request. With respect to the Class A-R Certificate, the Servicer shall provide such information or cause such information to be provided to (i) the Internal Revenue Service, (ii) the transferor of a Class A-R Certificate to a Disqualified Organization and (iii) a Pass-Thru Entity that holds a Class A-R Certificate with one or more record holders that are Disqualified Organizations. The Servicer also shall provide or cause to be provided promptly the above described computation and information relating to the tax on transfers to Disqualified Organizations or holdings by Pass-Thru Entities within sixty (60) days after becoming aware of the transfer to a Disqualified Organization or Pass-Thru Entity with one or more Disqualified Organization owners, as the case may be. In addition, except as may be provided in Treasury Regulations, any Person holding an interest in a Pass-Thru Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Thru Entity. In connection with the foregoing, the Servicer shall provide the name, address and telephone number of the person who can be contacted to obtain information required to be reported to the holders of regular interests in any REMIC created hereunder (the "REMIC Reporting Agent") as required by IRS Form 8811. The Trustee hereby designates the Servicer to serve as the REMIC Reporting Agent. The Servicer shall indicate the elections to treat each of the REMIC Pools as a REMIC (which elections shall apply to the taxable period ending December 31, 2007 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe. The

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Trustee shall sign all tax and information returns filed pursuant to this
Section 7.02 and any other returns as may be required by the Code, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Servicer. The Servicer is hereby designated as the agent of the Holder of the Class A-R Certificate who shall be the "tax matters person" (within the meaning of Treas. Reg. Section 1.860F-4(d)) for each REMIC Pool. Any Holder of a Class A-R Certificate will by acceptance thereof so appoint the Servicer as agent and attorney-in-fact for the purpose of acting as tax matters person. In the event that the Code or applicable Treasury regulations prohibit the Trustee from signing tax or information returns or other statements, or the Servicer from acting as tax matters person (as an agent or otherwise), the Trustee or the Servicer, as the case may be, shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of a Class A-R Certificate to sign such returns or act as tax matters person. Each Holder of a Class A-R Certificate shall be bound by this Section 7.02 by virtue of its acceptance of a Class A-R Certificate.

                              [END OF ARTICLE VII]

                                  ARTICLE VIII

                         THE DEPOSITOR AND THE SERVICER

      Section 8.01 Indemnification; Third Party Claims. The Servicer agrees to indemnify the Depositor and the Trustee and hold the Depositor and the Trustee, their officers, directors, employees and agents harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Depositor or the Trustee, or their officers, directors, employees or agents may sustain in any way related to failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement; provided that no such indemnification shall be required with respect to acts of a prior Servicer. The Servicer shall immediately notify the Depositor and the Trustee if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Depositor and the Trustee) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it, the Depositor or the Trustee, their officers, directors, employees or agents in respect of such claim. This right to indemnification shall survive the termination of this Agreement.

      Section 8.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement. The Servicer will not sell all or substantially all of its assets without the prior written consent of the Depositor and the Trustee which shall not be unreasonably withheld or delayed.

      Any Person into which the Depositor or the Servicer may be merged or consolidated, or to whom the Depositor or the Servicer has sold substantially all of its assets, or any corporation resulting from any merger, conversion or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall satisfy the requirements of
Section 8.05 with respect to the qualifications of a successor to the Servicer.

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      Notwithstanding anything else in this Section 8.02 and Section 8.04 to the contrary, the Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is approved in advance in writing by the Trustee and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement; provided further that each Rating Agency's rating of any of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified or reduced or withdrawn as a result of such assignment and delegation. In the case of any such assignment and delegation, the Servicer shall be released from its obligations as Servicer under this Agreement, except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

      Section 8.03 Limitation on Liability of the Depositor, the Servicer, the Trustee and Others. Neither the Depositor, the Servicer nor any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Depositor, the Servicer, the Trustee, and any director, officer, employee or agent of the Depositor, the Servicer or the Trustee may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Depositor, the Servicer nor the Trustee shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may cause it to incur any expenses or liability; provided, however, that the Depositor, the Servicer or the Trustee may in its discretion (and, in the case of the Depositor or the Servicer, with the consent of the Trustee, which consent shall not be unreasonably withheld) undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities payable from the Collection Account and the Depositor, the Servicer or the Trustee shall be entitled to be reimbursed therefor out of the Collection Account as provided by Section 5.09; provided that no such right of reimbursement shall exist with respect to the Servicer when such claim relates to the failure of the Servicer to service the Mortgage Loans in strict compliance with the terms of this Agreement or to a breach of a representation or warranty made by the Servicer hereunder.

      Section 8.04 Depositor and Servicer Not to Resign. Except as described in
Section 8.02, neither the Depositor nor the Servicer shall assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Depositor, the Servicer and all of the Certificateholders unless the determination is made that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Depositor or the Servicer. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an opinion of independent counsel to such effect delivered to the Trustee which opinion of counsel shall be in form and substance acceptable to the Trustee. Upon any such assignment or resignation, the Depositor or the Servicer, as appropriate, shall send notice to all Certificateholders of the effect of such assignment or resignation upon the then current rating of the Class of Certificates by each Rating Agency whose rating on such Class is then in effect. No such resignation shall become effective until a successor shall have assumed the Depositor's or the Servicer's responsibilities and obligations hereunder in the manner

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

provided in Section 8.05. Any purported assignment or resignation which does not comply with the requirements of this Section shall be of no effect.

      Section 8.05 Successor to the Servicer. In connection with the termination of the Servicer's responsibilities and duties under this Agreement pursuant to
Section 8.04 or 9.01, the Trustee shall succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations as Servicer (but not in any other capacity) under this Agreement (except that the Trustee shall not be obligated to make Advances if prohibited by applicable law nor to effectuate repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 and except that the Trustee makes no representations and warranties pursuant to Sections 3.01 and 3.02). Prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement, the Trustee may appoint a successor having a net worth of not less than $15,000,000 and which is a FNMA or FHLMC approved seller/servicer in good standing and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement, except as aforesaid, if the Trustee receives a letter from each Rating Agency that such appointment would not result in a reduction or withdrawal of the current rating of any Class of Certificates that is rated by a Rating Agency. Any co-trustee appointed pursuant to Section 10.10 for purposes of this Section 8.05 shall have an obligation to make Advances pursuant to Section 6.03 during such time as the Trustee is the Servicer, which obligation shall be joint and several with that of the Trustee as Servicer. If the Trustee has become the successor to the Servicer in accordance with this Section or Section 9.03, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $15,000,000 and which is a FNMA or FHLMC approved seller/servicer in good standing as the successor to the Servicer hereunder in the assumption of all of the responsibilities, duties or liabilities of the Servicer hereunder. In connection with any such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree or such court shall determine; provided, however, that no such compensation shall be in excess of that permitted under this Agreement without the consent of all of the Certificateholders. If the Trustee is acting as Servicer, the Trustee shall be entitled to all compensation of the Servicer hereunder, and all such compensation due to the Trustee as Servicer shall be in addition to all compensation it is entitled to as Trustee under this Agreement. If the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to Section 8.02, 8.04 or 9.01, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor or the Trust Fund. The resignation or removal of the Servicer pursuant to Section 8.02, 8.04 or
9.01 shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Servicer of liability for breach of the representations and warranties made pursuant to Section 3.02.

      Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Trustee an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement and the Certificates. Any termination or resignation of the Servicer or this Agreement pursuant to Section 8.02, 8.04, 9.01 or 11.01 shall not affect any claims that the Trustee may have against the Servicer for events or actions taken or not taken by the Servicer arising prior to any such termination or resignation.

      The Servicer shall timely deliver to the successor the funds that were, or were required to be, in the Collection Account and the Escrow Account, if any, and all Mortgage Files and related documents, statements and recordkeeping held by it hereunder and the Servicer shall account for all funds and shall

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

execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

      Upon a successor's acceptance of appointment as such, the Servicer shall notify, in writing, the Trustee, the Certificateholders and each Rating Agency of such appointment.

      Section 8.06 Maintenance of Ratings. The Servicer shall cooperate with the Depositor and take any action that may be reasonably necessary to maintain the current rating or ratings on the Certificates.

                              [END OF ARTICLE VIII]

                                   ARTICLE IX

                                     DEFAULT

      Section 9.01 Events of Default. If one or more of the following Events of Default shall occur and be continuing, that is to say:

      (a) any failure by the Servicer to remit any payment required to be made or distributed under the terms of this Agreement which continues unremedied for a period of three (3) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, the Paying Agent or the Depositor or to the Servicer, the Trustee, the Paying Agent and the Depositor by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

      (b) a breach by the Servicer in a material respect of any representation or warranty set forth in Section 3.02, or failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, which continues unremedied for a period of 60 days after the date on which written notice of such breach or failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor or to the Servicer, the Trustee and the Depositor by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

      (c) the Servicer shall notify the Trustee and any Paying Agent appointed pursuant to Section 4.05 in writing that it is unable to make an Advance required to be made in accordance with Section 6.03; or;

      (d) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

      (e) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

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

      (f) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, upon receiving notice or knowledge of such event, the Trustee shall notify the Certificateholders and each Rating Agency of such Event of Default. The Trustee may, upon receipt of such notice or knowledge, and at the written direction of the Holders of Certificates evidencing Percentage Interests aggregating more than 50%, shall, by notice in writing to the Servicer, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to
Section 8.05. Upon written request from the Trustee, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The Servicer agrees to cooperate with the Trustee and any co-trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited or should have been credited by the Servicer to the Collection Account or Escrow Account or thereafter received with respect to the Mortgage Loans. The Trustee will have no obligation to take any action or institute, conduct or defend any litigation under this Agreement at the request, order or direction of any of the Holders of Certificates unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which the Trustee may incur. The Paying Agent shall provide information regarding the Certificateholders available to the Paying Agent in order to allow the Trustee to comply with the provisions above.

      Section 9.02 Waiver of Defaults. The Trustee may waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except that a default in the making of any required distribution on any of the Certificates may only be waived by the Holders of a majority of the Percentage Interests of the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

      Section 9.03 Trustee to Act; Appointment of Successor. On and after the time the Servicer receives a notice of termination pursuant to Section 9.01, the Trustee or a successor servicer appointed by it shall be the successor in all respects to the Servicer to the extent provided in Section 8.05.

      Section 9.04 Notification to Certificateholders and the Rating Agencies.

      (a) Upon any such termination pursuant to Section 9.01, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

      (b) Within sixty (60) days of a Responsible Officer of the Trustee having received written notice of the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

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      (c) The Paying Agent shall provide information regarding the
Certificateholders available to the Paying Agent in order to allow the Trustee to comply with the provisions above.

                               [END OF ARTICLE IX]

                                   ARTICLE X

                             CONCERNING THE TRUSTEE

      Section 10.01 Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to, and is empowered to, perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee as enumerated in this Agreement shall not be construed as a duty; provided that in case an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such man's own affairs.

      No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

            (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

            (iv) The Trustee shall execute the Letter of Representations, a form of which is attached hereto as Exhibit P, on behalf of the Depositor.

      Section 10.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 10.01:

      (a) The Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument,

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opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) The Trustee may consult with counsel, and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

      (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

      (d) Neither the Trustee nor any of its directors, officers, employees or agents shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it or any of them to be authorized or within the discretion or rights or powers conferred upon the Trustee by this Agreement;

      (e) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25% (in the case of conflicting requests by two or more 25% or greater Percentage Interests, the Trustee shall act in accordance with the first such request); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

      (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, subcontractors or attorneys; and

      (g) Nothing in this Agreement shall be construed to require the Trustee (except as might otherwise be required in its capacity as successor Servicer) to expend its own funds.

      Section 10.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates, of any Mortgage Loan or related document or the Trust Estate. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or the Servicer or the Certificate Account by the Paying Agent. The Trustee shall have no responsibility for the timeliness or the amount of payments made by the Paying Agent to the Certificateholders.

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

      Section 10.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

      Section 10.05 Fees and Expenses. The Paying Agent, from moneys received from the Servicer, covenants and agrees to pay to the Trustee and its agents a monthly fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) equal to the product of (a) the aggregate Principal Balance of the Mortgage Loans as of the Determination Date in the preceding month and (b) one-twelfth of 0.000010, and the Servicer will pay or reimburse the Trustee, or its agents upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or its agents in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee in connection with the appointment of an office or agency pursuant to
Section 10.11) and the Servicer shall indemnify and hold harmless the Trustee its officers, directors, employees and agents from and against any and all claims, liabilities, losses or expenses (including but not limited to reasonable attorneys fees) incurred in connection with the administration of this Trust and the performance of its duties hereunder provided that the Servicer shall not be required to reimburse any such expense or indemnify against any such loss or liability incurred by the Trustee through the Trustee's own negligence or bad faith. Notwithstanding anything to the contrary in this Agreement, this Section shall survive the termination of this Agreement.

      Section 10.06 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be an entity having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. The Trustee shall not be an Affiliate of either Seller or the Depositor. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.07.

      Section 10.07 Resignation and Removal of the Trustee. The Trustee, and any co-trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer and each Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or co-trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee; provided that such appointment does not result in a reduction or withdrawal of the rating of any of the Classes of Certificates that have been rated. If no successor trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      If at any time, the Trustee shall cease to be eligible in accordance with the provisions of Section 10.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one

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copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

      The Holders of Certificates evidencing in the aggregate more than 50% of Percentage Interest may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

      Any resignation or removal of the Trustee or any resignation of any co-trustee and appointment of a successor trustee or co-trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 10.08, or upon acceptance of appointment by a co-trustee, as applicable, unless with respect to a co-trustee, the Trustee receives written notice from each Rating Agency that the failure to appoint a successor co-trustee would not result in a withdrawal or reduction of the rating of any of the Classes of Certificates that have been rated, in which case the resignation of any co-trustee shall be effective upon receipt of such written notice. Any co-trustee may not be removed unless the Depositor and the Trustee each receive written notice from each Rating Agency that such removal would not result in a withdrawal or reduction of the rating of any of the Classes of Certificates that have been rated, in which case the removal of any co-trustee shall be effective upon receipt of such written notice.

      Section 10.08 Successor Trustee. Any successor trustee appointed as provided in Section 10.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and the Depositor, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

      No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 10.06. Prior to the appointment of any successor trustee becoming effective, the Depositor shall have received from each Rating Agency written confirmation that such appointment would not result in a reduction of the rating of the Class A or Class M Certificates.

      Upon acceptance of appointment by a successor trustee as provided in this Section, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register, to the Servicer, any Sub-Servicer and to each Rating Agency. If the Depositor fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

      Section 10.09 Merger or Consolidation of Trustee. Any entity into which the Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible

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

under the provisions of Section 10.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 10.10 Appointment of Co-Trustee or Separate Trustee. At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 10.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 10.06, hereunder, and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 10.08 hereof.

      In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 10.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

      Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.

      Section 10.11 Appointment of Office or Agency. The Trustee may appoint an office or agency in The City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 12.07 hereof where notices and demands to or upon the Trustee in respect of the Certificates may be served.

      Section 10.12 Indemnification.

      (a) The Paying Agent shall indemnify and hold harmless the Trustee, the Depositor, the Servicer and their respective officers, directors, agents and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a failure of the Paying Agent to deliver when required any Assessment of Compliance required of it pursuant to Section 5.26 or any material misstatement or

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omission contained in any Assessment of Compliance provided on its behalf pursuant to Section 5.26. If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified parties, then the Paying Agent agrees that it shall contribute to the amount paid or payable by the indemnified parties as a result of the losses, claims, damages or liabilities of the indemnified parties in such proportion as is appropriate to reflect the relative fault of the Paying Agent on the one hand and of the indemnified parties on the other.

      (b) The Servicer shall indemnify and hold harmless the Trustee, the Paying Agent and the Depositor and their respective officers, directors, agents and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or Affiliates of its obligations under Sections 5.24, 5.25, and 5.26, any material misstatement or omission in any documents prepared thereunder (to the extent the Servicer is responsible for providing information or calculating amounts included in such information), the failure of the Servicer to deliver when required any Assessment of Compliance or Accountant's Attestation required of it pursuant to Section 5.26 or Annual Statement of Compliance required pursuant to Section 5.25, as applicable, or any material misstatement or omission contained in any Assessment of Compliance, Accountant's Attestation or Annual Statement of Compliance provided on its behalf pursuant to
Section 5.25 or 5.26, as applicable, or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified parties, then the Servicer agrees that it shall contribute to the amount paid or payable by the indemnified parties as a result of the losses, claims, damages or liabilities of the indemnified parties in such proportion as is appropriate to reflect the relative fault of the Servicer on the one hand and of the indemnified parties on the other.

                               [END OF ARTICLE X]

                                   ARTICLE XI

                                   TERMINATION

      Section 11.01 Termination. The respective obligations and responsibilities of the Depositor, the Servicer (except the duty to pay the Trustee's fees and expenses and indemnification hereunder) and the Trustee shall terminate upon (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due hereunder; or (ii) at the option of the Servicer, on any Distribution Date which occurs in the month next following a Due Date on which the aggregate unpaid Principal Balance of all Outstanding Mortgage Loans is less than 10% of the aggregate unpaid Principal Balance of the Mortgage Loans on the Cut-off Date, so long as the Servicer deposits or causes to be deposited in the Collection Account during the Principal Prepayment Period related to such Distribution Date (and provides notice to the Trustee with a copy to the Paying Agent appointed pursuant to Section 4.05 of its intention to so deposit on or before 20th day of such Principal Prepayment Period) an amount equal to the Purchase Price for each Outstanding Mortgage Loan, less any unreimbursed Advances made with respect to any Mortgage Loan (which amount shall offset completely any unreimbursed Advances for which the Servicer is otherwise entitled to reimbursement), and, with respect to all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, an amount equal to the fair market value of such property, as determined by an appraisal to be conducted by an appraiser selected by the Trustee, less unreimbursed Advances made with respect to any Mortgage Loan with respect to which property has been acquired; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last

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survivor of the descendants of Joseph P. Kennedy, the late ambassador of the
United States to the Court of St. James's, living on the date hereof. Notwithstanding the foregoing, a termination may be effected by the making of such optional repurchases only if the termination of the Trust Fund satisfies the requirement for a "qualified liquidation" of the Trust Fund within the meaning of Section 860F(a)(4) of the Code and the purchases of the Outstanding Mortgage Loans pursuant to this Section 11.01 will not constitute "prohibited transactions" within the meaning of Section 860F(a)(2) of the Code.

      Notice of any termination, specifying the Distribution Date upon which all Certificateholders may surrender their Certificates to the Trustee or, if a Paying Agent has been appointed pursuant to Section 4.05, the Paying Agent for payment and cancellation, shall be given promptly by the Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent, (upon direction by the Depositor ten (10) days prior to the date such notice is to be mailed) by signed letter to Certificateholders and each Rating Agency mailed no later than the 25th day of the month preceding the month of such final distribution specifying (i) the Distribution Date upon which final payment on the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee or, if a Paying Agent has been appointed under
Section 4.05, the Paying Agent, therein designated and (ii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent, therein specified. The Servicer shall indicate the date of adoption of the plan of qualified liquidation in a statement attached to the final federal income tax return of each REMIC Pool. After giving such notice, the Trustee or if a Paying Agent has been appointed under Section 4.05, the Paying Agent shall not register the transfer or exchange of any Certificates. If such notice is given in connection with the Servicer's election to purchase the Outstanding Mortgage Loans, the Servicer shall deposit in the Collection Account after adoption of the plan during the applicable Principal Prepayment Period an amount equal to the purchase price as determined as provided in clause (ii) of the preceding paragraph and on the Distribution Date on which such termination is to occur, Certificateholders will be entitled to the amount of such purchase price but not amounts in excess thereof, all as provided herein. Upon presentation and surrender of the Certificates, the Trustee, or if a Paying Agent has been appointed under Section 4.05, the Paying Agent shall notify the Servicer and the Servicer shall cause to be distributed to Certificateholders an amount equal to (a) the amount otherwise distributable on such Distribution Date, if not in connection with a purchase; or (b) if the Servicer elected to so purchase, the purchase price determined as provided in clause (ii) of the preceding paragraph. Following such final deposit the Trustee shall promptly release to the Servicer the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer and shall have no further responsibility with regard to said Mortgage Files.

      If all of the Certificateholders shall not surrender their Certificates for cancellation within three (3) months after the time specified in the above-mentioned written notice, at the close of the 90 day period beginning after the written notice is given, each remaining Certificateholder will be credited with an amount that would have been otherwise distributed to such Certificateholder, and the Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent, shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three (3) months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee or, if a Paying Agent has been appointed under Section 4.05, the Paying Agent, shall appoint an agent to take appropriate and reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in the Trust Fund hereunder.

                               [END OF ARTICLE XI]

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                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

      Section 12.01 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 12.02 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the Percentage Interests of such Class shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder (in the case of conflicting requests by two or more 25% or greater Percentage Interests, the Trustee shall act in accordance with the first such request) and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 12.03 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, to ensure continuing treatment of each REMIC created hereunder as a REMIC to avoid or minimize the risk of imposition of any tax on any REMIC created hereunder pursuant to the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such actions shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any

Certificateholder of a Class having an Outstanding Certificate Principal Balance of greater than zero or cause any REMIC created hereunder to fail to qualify as a REMIC.

      This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of all Classes of Certificates having an Outstanding Certificate Principal Balance greater than zero and affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment or (iii) change the percentage specified in clause
(ii) of the first paragraph of Section 11.01, without the consent of the Holders of all Certificates of such Class then outstanding.

      Notwithstanding anything to the contrary in this Agreement, this Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of Certificateholders evidencing not less than 66-2/3% of the interests held by parties other than the Depositor, its Affiliates or its agents, for the purposes of significantly changing the Permitted Activities of the Trust.

      Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency.

      It shall not be necessary for the consent of Certificateholders under this
Section 12.03 to approve the particular form of any proposed amendment but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe. In connection with any amendment pursuant to this Section 12.03 the Trustee, Paying Agent and Depositor shall be entitled to receive an Opinion of Counsel to the effect that such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution of such amendment in accordance with this Section 12.03 have been met.

      Section 12.04 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 12.05 Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

      Section 12.06 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 12.07 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class or registered mail, postage prepaid, to
(i) in the case of the Depositor, Chase Mortgage Finance Corporation, 300 Tice Boulevard, 3rd Floor North, Woodcliff Lake, New Jersey 07675, Attention:
Structured Finance, (ii) in the case of the Servicer, JPMorgan Chase Bank, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, (iii) in the case of the Custodian, JPMorgan Chase Bank, N.A., 1080 Oliver Road, Monroe, Louisiana, 71201, (iv) in the case of the Trustee, The Bank of New York Trust Company, N.A., 601 Travis, 16th Floor, Houston, Texas 77002, (v) in the case of the Paying Agent, The Bank of New York

Trust Company, N.A., 601 Travis, 16th Floor, Houston, Texas 77002, (vi) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10007 (vii) in the case of Fitch Ratings, One State Street Plaza, New York, New York 10004 (viii) in the case of S&P, Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041 and (ix) in the case of any of the foregoing persons, such other addresses as may hereafter be furnished by any such persons to the other parties to this Agreement.

      Section 12.08 Further Assurances. The Sellers and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements and the preparation for execution by the Trustee of any continuation statements relating to the Co-op Loans for filing under the provisions of the Uniform Commercial Code as in effect in the jurisdiction in which the Underlying Mortgaged Property related to the affected Co-op Loan is located. The Trustee agrees that it shall promptly execute and redeliver to the Seller or the Servicer for filing any such continuation statement so prepared by such Seller relating to the Co-op Loans.

                              [END OF ARTICLE XII]

      IN WITNESS WHEREOF, the Depositor, the Servicer, the Paying Agent and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                  CHASE MORTGAGE FINANCE
                                  CORPORATION,
                                  as Depositor

                                  By:___________________________________________
                                  Name:
                                  Title:

                                  JPMORGAN CHASE BANK, N.A.,
                                  as Servicer

                                  By:___________________________________________
                                  Name:
                                  Title:

                                  THE BANK OF NEW YORK TRUST COMPANY, N.A.
                                  as Trustee and Paying Agent

                                  By:___________________________________________
                                  Name:
                                  Title:

                                  JPMORGAN CHASE BANK, N.A.,
                                  as Custodian

                                  By:___________________________________________
                                  Name:
                                  Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT B

                            CONTENTS OF MORTGAGE FILE

      (i) With respect to each Mortgage Loan which is not a Co-op Loan:

      (A) (I) Original Mortgage Note bearing all intervening endorsements, endorsed, "Pay to the order of ___________, without recourse" and signed in the name of the last endorsee by an authorized officer.

      (B) The original Mortgage (including all riders thereto) with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy of the original that was sent for recording, certified by the Seller.

      (C) With respect to each Non-MERS Mortgage Loan which is not a Co-op Loan, the original Assignment of Mortgage to "The Bank of New York Trust Company, N.A., as trustee (Chase Mortgage Finance Corporation)," which assignment shall be in form and substance acceptable for recording, or a copy certified by the Seller as a true and correct copy of the original Assignment of Mortgage which has been sent for recordation. Subject to the foregoing, such assignments may, if permitted by law, be by blanket assignments for Mortgage Loans covering Mortgaged Properties situated within the same county. If the Assignment of Mortgage is in blanket form, a copy of the Assignment of Mortgage shall be included in the related individual Mortgage File.

      (D) The original policy of title insurance, or in the event such original title policy is unavailable a copy of the related policy (provided that use of a copy is acceptable to the related title insurance or escrow company), including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.

      (E) Originals of all recorded intervening Assignments of Mortgage, or copies thereof, certified by the public recording office in which such Assignments or Mortgage have been recorded showing a complete chain of title from the originator to the Depositor, with evidence of recording, thereon, or a copy thereof certified by the public recording office in which such Assignment of Mortgage has been recorded or, if the original Assignment of Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the Seller of the original Assignment of Mortgage together with a certificate of the Seller certifying that the original Assignment of Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

      (F) Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the Seller, of such original document together with certificate of such Seller certifying the original of such document has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

      (G) If the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located), or if the original power of attorney or other such instrument has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located, a certified true copy of any applicable power of attorney.

      (ii) With respect to each Co-op Loan:

            (A)(I) The original Mortgage Note endorsed "Pay to the order of ___________, without recourse" and signed in the name of the last endorsee by an authorized officer.

            (B) The original loan security agreement entered into by the Mortgagor with respect to such Co-op Loan.

            (C) Original Form UCC-1 and any continuation statements with evidence of filing thereon entered into by the Mortgagor with respect to such Co-op Loan or if the original of such document has not been returned from the applicable public recording office, a true certified copy of the document sent for recording.

            (D) Form UCC-3 (or copy thereof) by the applicable Mortgage Loan Seller or its agent assigning the security interest covered by such Form UCC-1 to "The Bank of New York as trustee" or to blank, together with all Forms UCC-3 (or copies thereof) showing a complete chain of assignment from the originator of the related Co-op Loan to the Seller, with evidence of recording thereon.

            (E) Stock certificate representing the stock allocated to the related dwelling unit in the related residential cooperative housing corporation and pledged by the related Mortgagor to the originator of such Co-op Loan with a stock power in blank attached.

            (F) Original proprietary lease.

            (G) Original assignment of proprietary lease, to the Trustee or to blank, and all intervening assignments thereof.

            (H) Original recognition agreement of the interests of the mortgagee with respect to the Co-op Loan by the residential cooperative housing corporation, the stock of which was pledged by the related Mortgagor to the originator of such Co-op Loan.

            (I) Originals of any assumption, consolidation or modification agreements relating to any of the items specified in (A) through (F) above with respect to such Co-op Loan.

            (J) Certified true copy of power of attorney sent for recording.

                                    EXHIBIT C

                           FORM OF CLASS A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE PAYING AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS PAYABLE SOLELY FROM THE ASSETS OF THE TRUST FUND, AND DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CHASE MORTGAGE FINANCE CORPORATION (the "depositor"), JPMORGAN CHASE BANK, N.A. (THE "SERVICER") OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY the depositor, THE SERVICER, THE TRUSTEE OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OR NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE OR NOTIONAL AMOUNT, AS APPLICABLE, BY INQUIRY OF THE PAYING AGENT.

THIS CERTIFICATE DOES NOT PURPORT TO SUMMARIZE THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT") AND REFERENCE IS MADE TO THE AGREEMENT FOR THE INTERESTS, RIGHTS AND LIMITATIONS OF RIGHTS, BENEFITS, OBLIGATIONS AND DUTIES EVIDENCED THEREBY, AND THE RIGHTS, DUTIES AND IMMUNITIES OF THE TRUSTEE AND THE PAYING AGENT.

TO THE EXTENT NOT DEFINED HEREIN, THE CAPITALIZED TERMS USED HEREIN HAVE THE MEANINGS ASSIGNED IN THE AGREEMENT.

                                       C-

                           CLASS [ ]-A[ ] CERTIFICATE

Number:  07-S3-1-A[   ]-1                  Original Denomination:
                                           $

Cut-off Date: April 1, 2007                Final Scheduled
                                           Distribution Date: May 25, 2037

Initial Distribution Date:                 Aggregate Original Principal
May 25, 2007                               Balance or Notional Amount

                                           of all Class A-[   ] Certificates:
                                           $

Certificate Rate:                          CUSIP:

Registered Owner:

                   CHASE MORTGAGE FINANCE TRUST SERIES 2007-S3

                  MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATE

      This certifies that the Registered Owner identified above is the registered owner of the ownership interest (the "Ownership Interest") evidenced by this Certificate in certain distributions with respect to a pool of Mortgage Loans formed and sold by Chase Mortgage Finance Corporation (the "Depositor"), and certain other property held in trust for the benefit of Certificateholders (collectively, the "Trust Fund"), as described in the Agreement. The Mortgage Loans are serviced by JPMorgan Chase Bank, N.A. (the "Servicer") and are secured by liens on the Mortgaged Properties. The Trust Fund was created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of the Cut-off Date among the Depositor, the Servicer, the Custodian and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.

      This Certificate is one of a duly authorized issue of Certificates, as designated above, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which Agreement such Holder is bound. Anyone acquiring this Certificate may ascertain its current Principal Balance or Notional Amount, as applicable, by inquiry of the Paying Agent.

      Pursuant to the terms of the Agreement, the Paying Agent will distribute from funds in the Certificate Account the amount specified in the Agreement on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the Initial Distribution Date.

      Distributions on this Certificate will be made in the manner specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution, and only upon presentation and surrender of this Certificate at the office of the Paying Agent specified in such notice of final distribution.

      The Paying Agent will cause to be kept at its Agency & Trust Office in New York, New York, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Paying Agent will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Paying Agent, maintained for such purpose, the Paying Agent will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and dated the date of authentication by the Authenticating Agent.

      The Holder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Paying Agent is liable to the Holders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Paying Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Paying Agent and the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Servicer, the Paying Agent nor the Trustee will be affected by notice to the contrary.

      The Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee in the manner specified in the Agreement.

      The Agreement provides that the Trust Fund will elect to be treated as one or more "real estate mortgage investment conduits" for federal income tax purposes (each, a "REMIC").

      The respective obligations and responsibilities of the Depositor, the Servicer (except the duty to pay the Trustee's fees and expenses and indemnification hereunder) and the Trustee shall terminate in the manner specified in the Agreement; provided, however, that in no event shall the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

      Unless the certificate of authentication has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.

Dated:  April 25, 2007                     CHASE MORTGAGE FINANCE
                                           CORPORATION

                                           By:__________________________________
                                                  Authorized Officer

Dated: April 25, 2007                      CERTIFICATE OF AUTHENTICATION

                                           This is one of the
                                           Certificates
                                           referred to in the
                                           within-mentioned
                                           Agreement.

                                           THE BANK OF NEW YORK TRUST COMPANY,
                                           N.A.
                                           as Authenticating Agent

                                           By:__________________________________
                                                  Authorized Signatory

                              [FORM OF ASSIGNMENT]

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

 (PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________
(Please Print or Type Name and Address of Assignee)

________________________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint

      _________________________________________________Attorney to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)

                                    ____________________________________________
                                    NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                    EXHIBIT D

                           FORM OF CLASS M CERTIFICATE

THIS CLASS M CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE PAYING AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS PAYABLE SOLELY FROM THE ASSETS OF THE TRUST FUND, AND DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CHASE MORTGAGE FINANCE CORPORATION (the "depositor"), JPMORGAN CHASE BANK, N.A. (THE "SERVICER") OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY the depositor, THE SERVICER, THE TRUSTEE OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OR NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE OR NOTIONAL AMOUNT, AS APPLICABLE, BY INQUIRY OF THE PAYING AGENT.

THIS CERTIFICATE DOES NOT PURPORT TO SUMMARIZE THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT") AND REFERENCE IS MADE TO THE AGREEMENT FOR THE INTERESTS, RIGHTS AND LIMITATIONS OF RIGHTS, BENEFITS, OBLIGATIONS AND DUTIES EVIDENCED THEREBY, AND THE RIGHTS, DUTIES AND IMMUNITIES OF THE TRUSTEE AND THE PAYING AGENT.

TO THE EXTENT NOT DEFINED HEREIN, THE CAPITALIZED TERMS USED HEREIN HAVE THE MEANINGS ASSIGNED IN THE AGREEMENT.

                             CLASS M-[ ] CERTIFICATE

Number:  07-S3-1-M-[   ]-1            Original Denomination:
                                      $

Cut-off Date: April 1, 2007           Final Scheduled
                                      Distribution Date: May 25, 2037

Initial Distribution Date:            Aggregate Original Principal
May 26, 2007                          Balance or Notional Amount

                                      of all Class M-[   ] Certificates:
                                      $

Certificate Rate:                     CUSIP:

Registered Owner:

                   CHASE MORTGAGE FINANCE TRUST SERIES 2007-S3
                  MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATE

      This certifies that the Registered Owner identified above is the registered owner of the ownership interest (the "Ownership Interest") evidenced by this Certificate in certain distributions with respect to a pool of Mortgage Loans formed and sold by Chase Mortgage Finance Corporation (the "Depositor"), and certain other property held in trust for the benefit of Certificateholders (collectively, the "Trust Fund"), as described in the Agreement. The Mortgage Loans are serviced by JPMorgan Chase Bank, N.A. (the "Servicer") and are secured by liens on the Mortgaged Properties. The Trust Fund was created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of the Cut-off Date among the Depositor, the Servicer, the Custodian and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.

      This Certificate is one of a duly authorized issue of Certificates, as designated above, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which Agreement such Holder is bound. Anyone acquiring this Certificate may ascertain its current Principal Balance or Notional Amount, as applicable, by inquiry of the Paying Agent.

      Pursuant to the terms of the Agreement, the Paying Agent will distribute from funds in the Certificate Account the amount specified in the Agreement on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the Initial Distribution Date.

      Distributions on this Certificate will be made in the manner specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution, and only upon presentation and surrender of this Certificate at the office of the Paying Agent specified in such notice of final distribution.

      The Paying Agent will cause to be kept at its Agency & Trust Office in New York, New York, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Paying Agent will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Paying Agent, maintained for such purpose, the Paying Agent will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and dated the date of authentication by the Authenticating Agent.

      The Holder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Paying Agent is liable to the Holders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Paying Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Paying Agent and the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Servicer, the Paying Agent nor the Trustee will be affected by notice to the contrary.

      The Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee in the manner specified in the Agreement.

      The Agreement provides that the Trust Fund will elect to be treated as one or more "real estate mortgage investment conduits" for federal income tax purposes (each, a "REMIC").

      The respective obligations and responsibilities of the Depositor, the Servicer (except the duty to pay the Trustee's fees and expenses and indemnification hereunder) and the Trustee shall terminate in the manner specified in the Agreement; provided, however, that in no event shall the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

      Unless the certificate of authentication has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.

Dated: April 25, 2007                        CHASE MORTGAGE FINANCE
                                             CORPORATION

                                             By:________________________________
                                                      Authorized Officer

Dated: April 25, 2007                        CERTIFICATE OF AUTHENTICATION

                                             This is one of the
                                             Certificates
                                             referred to in the
                                             within-mentioned
                                             Agreement.

                                             THE BANK OF NEW YORK TRUST COMPANY,
                                             N.A.
                                             as Authenticating Agent

                                             By:________________________________
                                                       Authorized Signatory

                              [FORM OF ASSIGNMENT]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

      (PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________
(Please Print or Type Name and Address of Assignee)

________________________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint

________________________________________Attorney to transfer the within
Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)             _______________________________________________
                                 NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                    EXHIBIT E

                           FORM OF CLASS B CERTIFICATE

THIS CLASS B CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS M CERTIFICATES, AS DESCRIBED IN THE AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE PAYING AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS PAYABLE SOLELY FROM THE ASSETS OF THE TRUST FUND, AND DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CHASE MORTGAGE FINANCE CORPORATION (the "depositor"), JPMORGAN CHASE BANK, N.A. (THE "SERVICER") OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY the depositor, THE SERVICER, THE TRUSTEE OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OR NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE OR NOTIONAL AMOUNT, AS APPLICABLE, BY INQUIRY OF THE PAYING AGENT.

[THIS LEGEND WILL APPEAR ON THE CLASS B-4, Class B-5 and Class B-6 Certificates Only.] THIS CLASS B CERTIFICATE HAS NOT AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW

AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[THIS LEGEND WILL APPEAR ON THE CLASS B-4, Class B-5 and Class B-6 Certificates Only.] NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE DEPOSITOR AND THE TRUSTEE SHALL HAVE RECEIVED (A) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A PLAN SUBJECT TO ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (COLLECTIVELY, A "PLAN"), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF OR WITH ANY ASSETS OF ANY SUCH PLAN, (B) IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY THAT IS ACQUIRING THE CERTIFICATE WITH ASSETS OF AN "INSURANCE COMPANY GENERAL ACCOUNT" AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 AND THE ACQUISITION AND HOLDING OF THE CERTIFICATE ARE COVERED AND EXEMPT UNDER SECTIONS I AND III OF PTCE 95-60 OR (C) SOLELY IN THE CASE OF A DEFINITIVE CERTIFICATE, AN OPINION OF COUNSEL SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE, AND UPON WHICH THE DEPOSITOR AND THE TRUSTEE SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE ACQUISITION AND HOLDING OF THIS CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT CONSTITUTE OR RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE OR A VIOLATION OF SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE, THE DEPOSITOR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE SERVICER.

tHIS CERTIFICATE DOES NOT PURPORT TO SUMMARIZE THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT") AND REFERENCE IS MADE TO THE AGREEMENT FOR THE INTERESTS, RIGHTS AND LIMITATIONS OF RIGHTS, BENEFITS, OBLIGATIONS AND DUTIES EVIDENCED THEREBY, AND THE RIGHTS, DUTIES AND IMMUNITIES OF THE TRUSTEE AND THE PAYING AGENT.

TO THE EXTENT NOT DEFINED HEREIN, THE CAPITALIZED TERMS USED HEREIN HAVE THE MEANINGS ASSIGNED IN THE AGREEMENT.

                             CLASS B-[ ] CERTIFICATE

Number:  07-S3-1-B-[   ]-1                   Original Denomination:
                                             $

Cut-off Date: April 1, 2007                  Final Scheduled
                                             Distribution Date:  May 25, 2037

Initial Distribution Date:                   Aggregate Original Principal
May 25, 2007                                 Balance or Notional Amount

                                             of all Class B-[   ] Certificates:
                                             $

Certificate Rate:                            CUSIP:

Registered Owner:

                   CHASE MORTGAGE FINANCE TRUST SERIES 2007-S3
                  MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATE

      This certifies that the Registered Owner identified above is the registered owner of the ownership interest (the "Ownership Interest") evidenced by this Certificate in certain distributions with respect to a pool of Mortgage Loans formed and sold by Chase Mortgage Finance Corporation (the "Depositor"), and certain other property held in trust for the benefit of Certificateholders (collectively, the "Trust Fund"), as described in the Agreement. The Mortgage Loans are serviced by JPMorgan Chase Bank, N.A. (the "Servicer") and are secured by liens on the Mortgaged Properties. The Trust Fund was created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of the Cut-off Date among the Depositor, the Servicer, the Custodian and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.

      This Certificate is one of a duly authorized issue of Certificates, as designated above, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which Agreement such Holder is bound. Anyone acquiring this Certificate may ascertain its current Principal Balance or Notional Amount, as applicable, by inquiry of the Paying Agent.

      Pursuant to the terms of the Agreement, the Paying Agent will distribute from funds in the Certificate Account the amount specified in the Agreement on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the Initial Distribution Date.

      Distributions on this Certificate will be made in the manner specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution, and only upon presentation and surrender of this Certificate at the office of the Paying Agent specified in such notice of final distribution.

      The Paying Agent will cause to be kept at its Agency & Trust Office in New York, New York, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Paying Agent will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Paying Agent, maintained for such purpose, the Paying Agent will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and dated the date of authentication by the Authenticating Agent.

      The Holder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Paying Agent is liable to the Holders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Paying Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Paying Agent and the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Servicer, the Paying Agent nor the Trustee will be affected by notice to the contrary.

      The Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee in the manner specified in the Agreement.

      The Agreement provides that the Trust Fund will elect to be treated as one or more "real estate mortgage investment conduits" for federal income tax purposes (each, a "REMIC").

      The respective obligations and responsibilities of the Depositor, the Servicer (except the duty to pay the Trustee's fees and expenses and indemnification hereunder) and the Trustee shall terminate in the manner specified in the Agreement; provided, however, that in no event shall the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

      Unless the certificate of authentication has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.

Dated:  April 25, 2007                      CHASE MORTGAGE FINANCE
                                            CORPORATION

                                            By:_________________________________
                                                     Authorized Officer

Dated:  April 25, 2007                      CERTIFICATE OF AUTHENTICATION

                                            This is one of the
                                            Certificates
                                            referred to in the
                                            within-mentioned
                                            Agreement.

                                            THE BANK OF NEW YORK TRUST COMPANY,
                                            N.A.
                                            as Authenticating Agent

                                            By:_________________________________
                                                     Authorized Signatory

                              [FORM OF ASSIGNMENT]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________
(Please Print or Type Name and Address of Assignee)

_______________________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint

_________________________________Attorney to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)             ______________________________________________
                                 NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                    EXHIBIT F

                          FORM OF CLASS A-R CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "RESIDUAL INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS PAYABLE SOLELY FROM THE ASSETS OF THE TRUST FUND, AND DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CHASE MORTGAGE FINANCE CORPORATION (the "depositor"), JPMORGAN CHASE BANK, N.A. (THE "SERVICER") OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC RESIDUAL INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY the depositor, THE SERVICER, THE TRUSTEE OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE DEPOSITOR AND THE TRUSTEE SHALL HAVE RECEIVED A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF, OR WITH ANY ASSETS OF ANY SUCH PLAN.

TRANSFERABILITY OF THIS CERTIFICATE IS RESTRICTED UNDER THE PROVISIONS OF THE AGREEMENT.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE PAYING AGENT.

                              CLASS A-R CERTIFICATE

Number:  07-S3-1-A-R-1                          Original Denomination:
                                                $100.00

Cut-off Date: April 1, 2007                     Final Scheduled
                                                Distribution Date: May 25, 2037

Initial Distribution Date:                      Aggregate Original Principal
May 25, 2007                                    Balance of Class A-R
                                                Certificate:  $100.00

Certificate Rate:                               CUSIP:

Registered Owner:

                   CHASE MORTGAGE FINANCE TRUST SERIES 2007-S3
                  MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATE

      This certifies that the Registered Owner identified above is the registered owner of the ownership interest (the "Ownership Interest") evidenced by this Certificate in certain distributions with respect to a pool of Mortgage Loans formed and sold by Chase Mortgage Finance Corporation (the "Depositor"), and certain other property held in trust for the benefit of Certificateholders (collectively, the "Trust Fund"), as described in the Agreement. The Mortgage Loans are serviced by JPMorgan Chase Bank, N.A. (the "Servicer") and are secured by liens on the Mortgaged Properties. The Trust Fund was created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of the Cut-off Date among the Depositor, the Servicer, the Custodian and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.

      This Certificate is one of a duly authorized issue of Certificates, as designated above, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which Agreement such Holder is bound. Anyone acquiring this Certificate may ascertain its current Principal Balance or Notional Amount, as applicable, by inquiry of the Paying Agent.

      Pursuant to the terms of the Agreement, the Paying Agent will distribute from funds in the Certificate Account the amount specified in the Agreement on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the Initial Distribution Date.

      Distributions on this Certificate will be made in the manner specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution, and only upon presentation and surrender of this Certificate at the office of the Paying Agent specified in such notice of final distribution.

      The Paying Agent will cause to be kept at its Agency & Trust Office in New York, New York, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Paying Agent will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Paying Agent, maintained for such purpose, the Paying Agent will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and dated the date of authentication by the Authenticating Agent.

      The Holder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that neither the Trustee nor the Paying Agent is liable to the Holders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

      No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Paying Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Paying Agent and the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Servicer, the Paying Agent nor the Trustee will be affected by notice to the contrary.

      The Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee in the manner specified in the Agreement.

      The Agreement provides that the Trust Fund will elect to be treated as one or more "real estate mortgage investment conduits" for federal income tax purposes (each, a "REMIC").

      The respective obligations and responsibilities of the Depositor, the Servicer (except the duty to pay the Trustee's fees and expenses and indemnification hereunder) and the Trustee shall terminate in the manner specified in the Agreement; provided, however, that in no event shall the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

      Unless the certificate of authentication has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.

Dated:  April 25, 2007                 CHASE MORTGAGE FINANCE CORPORATION

                                       By: ______________________________
                                                 Authorized Officer

Dated: April 25, 2007                CERTIFICATE OF AUTHENTICATION

                                     This is one of the
                                     Certificates referred to
                                     in the within-mentioned
                                     Agreement.

                                     THE BANK OF NEW YORK TRUST COMPANY, N.A.
                                     as Authenticating Agent

                                     By:_________________________________
                                             Authorized Signatory

                              [FORM OF ASSIGNMENT]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________
(Please Print or Type Name and Address of Assignee)

_______________________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint

_________________________________Attorney to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)               ___________________________________________
                                   NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                    EXHIBIT G

                          FORM OF TRUSTEE CERTIFICATION

                                     [DATE]

      The Bank of New York Trust Company, N.A., as trustee (the "Trustee") under the Pooling and Servicing Agreement dated as of April 1, 2007 (the "Agreement") among Chase Mortgage Finance Corporation (the "Company"), the Trustee, the Paying Agent and JPMorgan Chase Bank, N.A., regarding Chase Mortgage Finance Trust, Series 2007-S3, hereby certifies that, except as noted in the Exception
Report:

      1. The Trustee or the Custodian on behalf of the Trustee took the Mortgage Notes and other property in the Trust Fund in good faith for value and without notice or knowledge (i) of any adverse claims, liens or encumbrances, (ii) that any Mortgage Note was overdue or had been dishonored or subject to any security interest or other right or interest therein, or (iii) of any defense against or claim to the Mortgage Notes or other property in the Trust Fund on the part of any entity;

      2. The Trustee or the Custodian on behalf of the Trustee received actual possession of the Mortgage Notes; and

      3. The Trustee or the Custodian on behalf of the Trustee took possession of the Mortgage Notes in the ordinary course of its business.

      Capitalized words used herein shall have the respective meanings assigned to them in the Agreement.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

      IN WITNESS WHEREOF, the undersigned executed this Trustee's Certificate as of the 25th day of April, 2007.

                                    THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

                                    By: ___________________________________
                                    Name:
                                    Title:

                                    EXHIBIT H

                            FORM OF INVESTMENT LETTER

                              (ACCREDITED INVESTOR)

                                     [DATE]

JPMorgan Chase Bank, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

JPMorgan Chase Bank, N.A.
Global Trust Services
Four New York Plaza
6th Floor
New York, New York 10004

J.P. Morgan Securities Inc.
270 Park Avenue, 7th Floor
New York, New York 10017

The Bank of New York Trust Company, N.A., as trustee
601 Travis, 16th Floor
Houston, TX 77002

Attn: Corporate Trust Services/CMFT 2007-S3

              Re: Chase Mortgage Finance Trust Series 2007-S3, Multi-Class
                  Mortgage Pass-Through Certificates, Series 2007-S3, [CLASS B-]

Ladies and Gentlemen:

      ______________ (the "Purchaser") intends to purchase from ________________
_________ (the "Transferor") $_______ by original principal balance (the "Transferred Certificates") of Chase Mortgage Finance Trust Series 2007-S3, Multi-Class Mortgage Pass-Through Certificates, Series 2007-S3, [CLASS B- ] (the "Certificates"), issued pursuant to a pooling and servicing agreement, dated as of April 1, 2007 (the "Pooling and Servicing Agreement"), among Chase Mortgage Finance Corporation (the "Depositor"), JPMorgan Chase Bank, N.A. ("Chase"), as servicer and custodian, The Bank of New York Trust Company, N.A., as paying agent and The Bank of New York Trust Company, N.A., as trustee (the "Trustee"). [THE PURCHASER INTENDS TO REGISTER THE TRANSFERRED CERTIFICATE IN THE NAME OF ____________________, AS NOMINEE FOR __________________.] All terms used and not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

      For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

      1. The Purchaser understands that (a) the Certificates have not been registered or qualified under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, (b) neither the Depositor nor the Trustee is required, and neither of them intends, to so register or qualify the Certificates, (c) the Certificates cannot be resold unless (i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) an exemption from registration and qualification is available and (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates.

      2. The Certificates will bear a legend to the following effect:

      THIS CLASS B CERTIFICATE HAS NOT AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      [THIS LEGEND WILL APPEAR ON THE CERTIFICATE ONLY IF SUCH CERTIFICATE IS AN ERISA RESTRICTED CERTIFICATE.] NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE DEPOSITOR SHALL HAVE RECEIVED (A) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A PLAN SUBJECT TO ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (COLLECTIVELY, A "PLAN"), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF OR WITH ANY ASSETS OF ANY SUCH PLAN, (B) IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY THAT IS ACQUIRING THE CERTIFICATE WITH ASSETS OF AN "INSURANCE COMPANY GENERAL ACCOUNT" AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 AND THE ACQUISITION AND HOLDING OF THE CERTIFICATE ARE COVERED AND EXEMPT UNDER SECTIONS I AND III OF PTCE 95-60 OR (C) SOLELY IN THE CASE OF A DEFINITIVE CERTIFICATE, AN OPINION OF COUNSEL SATISFACTORY TO THE DEPOSITOR, AND UPON WHICH THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE ACQUISITION AND HOLDING OF THIS CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT CONSTITUTE OR RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE OR A VIOLATION OF SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE, THE DEPOSITOR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH

      OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE SERVICER.

      3. The Purchaser is acquiring the Transferred Certificates for its own account [for investment only]*/ and not with a view to or for sale or other transfer in connection with any distribution of the Transferred Certificates in any manner that would violate the Securities Act or any applicable state securities laws, subject, nevertheless, to the understanding that disposition of the Purchaser's property shall at all times be and remain within its control.

      4. The Purchaser (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) is able to bear the economic risks of such an investment and (c) is an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Securities Act.

      5. The Purchaser will not nor has it authorized nor will it authorize any Person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any Person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action, that would constitute a distribution of any Certificate under the Securities Act or the Investment Company Act of 1940, as amended (the "1940 Act"), that would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law, or that would require registration or qualification pursuant thereto. Neither the Purchaser nor anyone acting on its behalf has offered the Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Certificates. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

      6. If the Purchaser is acquiring ERISA Restricted Certificates, the Purchaser is not a Plan and is not acquiring the ERISA Restricted Certificates for, on behalf of or with any assets of any such Plan, except as may be permitted in accordance with Section 4.02(d) of the Pooling and Servicing Agreement.

      7. Prior to the sale or transfer by the Purchaser of any of the Certificates, the Purchaser will obtain from any subsequent purchaser substantially the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this letter or a letter substantially in the form of Exhibit I to the Pooling and Servicing Agreement.

      8. The Purchaser agrees to indemnify the Trustee, the Servicer and the Depositor against any liability that may result from any misrepresentation made herein.

      9. The Purchaser has received such information as Purchaser deems necessary in order to make its investment decision.

                                            Very truly yours,

                                            [PURCHASER]

___________________________
*/ Not required of a broker/dealer purchaser.

                                            By:_______________________________
                                            Name: ____________________________
                                            Title: ___________________________

                                    EXHIBIT I

                       FORM OF RULE 144A INVESTMENT LETTER

                         (QUALIFIED INSTITUTIONAL BUYER)

                                     [DATE]

JPMorgan Chase Bank, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

JPMorgan Chase Bank, N.A.
Global Trust Services
Four New York Plaza
6th Floor
New York, New York 10004

J.P. Morgan Securities Inc.
270 Park Avenue, 7th Floor
New York, New York 10017

The Bank of New York Trust Company, N.A., as trustee
601 Travis, 16th Floor
Houston, TX 77002
Attn: Corporate Trust Services/CMFT 2007-S3

      Re: Chase Mortgage Finance Trust Series 2007-S3, Multi-Class Mortgage Pass-Through Certificates, Series 2007-S3, [CLASS B- ]

Ladies and Gentlemen:

      ______________ (the "Purchaser") intends to purchase from
_________________________ (the "Transferor") $_______ by original principal balance (the "Transferred Certificates") of Chase Mortgage Finance Trust Series 2007-S3, Multi-Class Mortgage Pass-Through Certificates, Series 2007-S3, [CLASS B-] (the "Certificates"), issued pursuant to a pooling and servicing agreement, dated as of April 1, 2007 (the "Pooling and Servicing Agreement"), among Chase Mortgage Finance Corporation (the "Depositor"), JPMorgan Chase Bank, N.A. ("Chase"), as servicer (the "Servicer") and custodian, The Bank of New York Trust Company, N.A., as paying agent and The Bank of New York Trust Company, N.A., as trustee (the "Trustee"). [THE PURCHASER INTENDS TO REGISTER THE TRANSFERRED CERTIFICATE IN THE NAME OF ____________________, AS NOMINEE FOR __________________.] All terms used and not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

      For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

In connection with our acquisition of the above Transferred Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Transferred Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Transferred Certificates, (d) solely with respect to an ERISA Restricted Certificate, we (A) are not an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a plan subject to any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to the foregoing provisions of ERISA or the Code ("Similar Law") (collectively, a "Plan"), and is not directly or indirectly acquiring the Certificate for, on behalf of or with any assets of any such Plan, (B) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, are an insurance company that is acquiring the Certificate with assets of an "insurance company general account" as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), and the acquisition and holding of the Certificate are covered and exempt under Sections I and III of PTCE 95-60, or
(C) solely in the case of a Definitive Certificate, will deliver herewith an Opinion of Counsel satisfactory to the Depositor and the Trustee, and upon which the Depositor and the Trustee shall be entitled to rely, to the effect that the acquisition and holding of this Certificate by the prospective transferee will not constitute or result in a nonexempt prohibited transaction under ERISA or the Code or a violation of Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Servicer,(e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed one of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale of the Transferred Certificates to us is being made in reliance on Rule 144A. We are acquiring the Transferred Certificates for our own account or for resale pursuant to Rule 144A and further understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed by us, based upon certifications of such purchaser or information we have in our possession, to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act. We have received such information as we deem necessary in order to make our investment decision.

      We agree to indemnify the Trustee, the Servicer and the Depositor against any liability that may result from any misrepresentation made herein.

                                               Very truly yours,

                                               [PURCHASER]

                                               By: ____________________________
                                               Name: __________________________
                                               Title: _________________________

                                     ANNEX 1

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [FOR TRANSFEREES OTHER THAN REGISTERED INVESTMENT COMPANIES]

      The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

      1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

      2. In connection with the purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____________*/ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

            ____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

            ____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by Federal, State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over such institution or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ____  Broker-dealer. The Buyer is a dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934, as amended.

----------
* Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

            ____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of the State, territory or the District of Columbia.

            ____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

            ____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

            ____ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940, as amended.

            ____ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

            ____ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, as amended.

      3. The term "securities" as used for purposes of the calculation of the dollar amount in paragraph 2 excludes: (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

      6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan as provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                           By: ________________________________
                                           Name: ______________________________
                                           Title: _____________________________

                                           Date: ______________________________

                                                                         ANNEX 2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [FOR TRANSFEREES THAT ARE REGISTERED INVESTMENT COMPANIES]

      The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

      1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

      2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

            ____ The Buyer owned $___________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

      5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

      6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                           By: ________________________________
                                           Name: ______________________________
                                           Title: _____________________________

                                           IF AN ADVISER:

                                           ____________________________________
                                           Print Name of Buyer

                                           Date: ______________________________

                                    EXHIBIT J

             FORM OF SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

      This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of [DATE], between JPMorgan Chase Bank, N.A., (the "Company") and _____________________ (the "Purchaser").

                              PRELIMINARY STATEMENT

      __________________ (the "Owner") is the holder of the entire interest in Chase Mortgage Finance Trust Series 2007-S3, Multi-Class Mortgage Pass-Through Certificates, Series 2007-S3, Class B-6 (the "Class B-6 Certificates"). The Class B-6 Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of April 1, 2007 (the "Pooling and Servicing Agreement") among Chase Mortgage Finance Corporation, (the "Company"), JPMorgan Chase Bank, N.A., as servicer (the "Servicer"), JPMorgan Chase Bank, N.A., as custodian, (the "Custodian"), The Bank of New York Trust Company, N.A., as paying agent (the "Paying Agent") and The Bank of New York Trust Company, N.A., as trustee (the "Trustee").

      The Owner intends to resell all of the Class B-6 Certificates directly to the Purchaser on or promptly after the date hereof.

      In connection with such sale, the parties hereto have agreed that the Company, as Servicer, will engage in certain special servicing procedures relating to foreclosures for benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree to the following:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01 Defined Terms.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

      Collateral Fund: The fund established and maintained pursuant to Section
3.01 hereof.

      Collateral Fund Permitted Investments: Either: (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (v) commercial paper (including both non-interest bearing discount obligations and interest bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least Prime-1 by Moody's Investors Service, Inc. ("Moody's") or at least F-1 by Fitch Ratings and (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least Aa by Moody's or at least AA by Fitch Ratings or (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least F-1 by Fitch Ratings or Prime-1 by Moody's and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above and upon the consent of the Purchaser which will be deemed given unless expressly withheld within two Business Days of notification, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

      Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op
Loan), obtained by the Purchaser at its expense from an appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

      Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

      Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

      Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and
Section 3.03 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

      Section 1.02. Definitions Incorporated by Reference.

      All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

      Section 2.01 Reports and Notices.

      1. In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company, as Servicer, shall provide to the Purchaser the following notices and reports:

            (a) Within five Business Days after each Distribution Date (or included in or with the monthly statement to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company shall provide to the Purchaser a report indicating for the Trust the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the outstanding principal balance.

            (b) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan.

      2. If requested by the Purchaser, the Company shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a)(i)(B), (a)(i)(C), (a)(i)(D) or
(a)(ii) which has been given to the Purchaser; provided, that (1) the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the Company shall not be required to provide any written information under this subsection.

      3. In addition to the foregoing, the Company shall provide to the Purchaser such information as the Purchaser may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided that the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential.

            (a) With respect to all Mortgage Loans which are serviced at any time by the Company through a Subservicer, the Company shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this
                  Section 2.01 on the accuracy and completeness of any information provided to it by the applicable Subservicer.

      Section 2.02 Purchaser's Election to Delay Foreclosure Proceedings.

      1. The Purchaser directs the Company that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii), subject to extension as set forth in Section 2.02(b), the Company shall proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued
(i) without notice to the Purchaser, if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company) (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement with the borrower. In such latter case the Company may complete such forbearance agreement unless instructed otherwise by the Purchaser within one Business Day of notification.

      2. In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect, for reasonable cause as determined by the Purchaser, to instruct the Company to delay the Commencement of Foreclosure until such term as the Purchaser determines that the Company may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall (i) not be confidential in nature and (ii) be obtainable by the Company from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the Mortgagor. If the Company's normal foreclosure policy includes acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given one Business Day to respond.

      3. With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, and shall provide the Company with a copy of such Current Appraisal.

      4. Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of
(i) 125% of the greater of the outstanding Principal Balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining of such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Rate for the Excess Period. The terms of this Agreement shall no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure.

      5. With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the Company for all Advances and Liquidation Expenses thereafter made by the Company as Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expense is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the Mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited therein as and to the extent that reimbursement therefor from amounts paid by the Mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the Mortgagor, all amounts remaining in the Collateral Fund in respect of such

Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

      6. With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the Company shall proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the Mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the Trust Fund at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds to the Company or Trustee; or (ii) the Company shall proceed with the Commencement of Foreclosure.

      7. Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (or stock allocated to a dwelling unit in the case of a Co-op Loan) (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Fund and in its capacity as Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (e)) shall be released to the Purchaser.

      Section 2.03 Purchaser's Election to Commence Foreclosure Proceedings.

      1. In connection with any Mortgage Loan identified in a report under
Section 2.01(a)(i)(B), the Purchaser may elect, for reasonable cause as determined by the Purchaser, to instruct the Company to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

      2. Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current Principal Balance of the Mortgage Loan and three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If and when any such Mortgage Loan is brought current by the Mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan shall be released to the Purchaser. The terms of this Agreement shall no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loans within two Business Days at the Election to Foreclose.

      3. With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures (other than to proceed with the Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Advances and Liquidation Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection. The Company shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the Mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with or (ii) the Company believes there is a breach of representation or warranties by the Company, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company reasonably believes the Mortgaged Property (or Underlying Mortgaged Property, in the case of a Co-op Loan) may be contaminated with or affected by hazardous wastes or hazardous substances (and the Company supplies the Purchaser with information supporting such belief). The Company will repurchase or substitute a Mortgage Loan pursuant to the preceding clause (ii) within the time period specified in the Pooling and Servicing Agreement. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company), or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

      4. Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the Principal Balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed Advances and Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property (or stock allocated to a dwelling unit in the case of a Co-op Loan), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Fund and in its capacity as Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c)) in respect of such Mortgage Loan shall be released to the Purchaser.

      Section 2.04 Termination.

      1. With respect to all Mortgage Loans included in the Trust Fund, the Purchaser's rights to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate (i) at such time as the Outstanding Certificate Principal Balance of the Class B-5 Certificates has been reduced to zero, (ii) if the greater of (x) ___% (or such lower or higher percentages that represents the Company's actual historical loss experience with respect to the Mortgage Loans in the related pool) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or if the aggregate amount that the Company estimates will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclose exceeds (z) the Outstanding Certificate Principal Balance of the Class B-5 Certificates, or (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B-5 Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Fund. Except as set forth above, this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten (10) Business Day's notice.

      2. Purchaser's rights pursuant to Section 2.02 or 2.03 of this Agreement shall terminate with respect to a Mortgage loan as to which the Purchaser has exercised its rights under Section 2.02 or 2.03 hereof, upon Purchaser's failure to deposit any amounts required pursuant to Section 2.02(d) or 2.03(b).

      3. Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by an Person respecting any matters arising hereunder.

                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

      Section 3.01 Collateral Fund.

      1. Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article 11, the Company shall establish and maintain with itself as a segregated account on its books and records an account (the "Collateral Fund"), entitled "JPMorgan Chase Bank, N.A., as Servicer, for the benefit of registered holders of Chase Mortgage Finance Trust Series 2007-1, Multi-Class Mortgage Pass-Through Certificates, Series 2007-S3, Class B-5." Amounts in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificate holders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof.

      2. Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund together with any investment earnings thereon.

      3. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser, who shall report all income, gain or loss with respect thereto. Any amounts transferred from the Trust Fund to the Collateral Fund shall be deemed to be transferred to the Purchaser, as beneficial owner of the Collateral Fund. In no event shall the Purchaser (i) take or cause the Trustee or the Company to take any action that could cause any REMIC established under the Trust Agreement to fail to qualify as a REMIC or cause the imposition on any such REMIC of any "prohibited transaction" or "prohibited contribution" taxes or (ii) cause the Trustee or the Company to fail to take any action necessary to maintain the status of any such REMIC as a REMIC.

      Section 3.02. Collateral Fund Permitted Investments.

      1. The Company shall, at the written direction of the Purchaser invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

      2. All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefor in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

      Section 3.03 Grant of Security Interest.

      1. The Purchaser grants to the Company and the Trustee for the benefit of the Certificateholders a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to:
(1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary or involuntary conversion thereof (all of the foregoing collectively, the "Collateral").

      2. The Purchaser acknowledges the lien on and security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company or the Trustee as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

      Section 3.04 Collateral Shortfalls.

      In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company or the Trustee is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company or the Trustee immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

      Section 4.01 Amendment.

      This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

      Section 4.02 Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 4.03 Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 4.04 Notices.

      All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

in the case of the Company,

                                   JPMorgan Chase Bank, N.A.
                                   1111 Polaris Parkway
                                   Columbus, Ohio 43240

such other address as may hereafter be furnished in writing by the Company, or in the case of the Purchaser, with respect to notices pursuant to Section 2.01,

                                         [PURCHASER]

                                         ______________________________________
                                         [ADDRESS]
                                         Attn: ________________________________
                                         Phone: _______________________________
                                         Fax: _________________________________

with respect to all other notices pursuant to this Agreement,

                                         ______________________________________
                                         [ADDRESS]
                                         Attn: ________________________________
                                         Phone: _______________________________
                                         Fax: _________________________________

or such other address as may hereafter be furnished in writing by the Purchaser.

      Section 4.05 Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 4.06 Successors and Assigns.

      The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

      Section 4.07 Article and Section Headings.

      The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      Section 4.08 Confidentiality.

      The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

      IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                      JPMORGAN CHASE BANK, N.A.

                                      By: __________________________________
                                      Name: ________________________________
                                      Title: _______________________________

                                      By: __________________________________
                                      Name: ________________________________
                                      Title:________________________________

                                    EXHIBIT K

                      FORM OF CLASS A-R TRANSFEREE'S LETTER

                   CHASE MORTGAGE FINANCE TRUST SERIES 2007-S3

                                     [DATE]

Chase Mortgage Finance Corporation
300 Tice Boulevard, Third Floor
Woodcliff Lake, New Jersey 07675

JPMorgan Chase Bank, N.A.
Global Trust Services
Four New York Plaza
6th Floor
New York, New York 10004

The Bank of New York Trust Company, N.A., as trustee
601 Travis, 16th Floor
Houston, TX 77002
Attn: Corporate Trust Services/CMFT 2007-S3

Ladies and Gentlemen:

      We propose to purchase Chase Mortgage Finance Corporation's Chase Mortgage Finance Trust Series 2007-S3, Multi-Class Mortgage Pass-Through Certificates, Series 2007-S3, Class A-R, described in the Prospectus Supplement, dated April 24, 2007 and Prospectus, dated April 17, 2007.

      1. We certify that (a) we are not a disqualified organization, (b) we are not purchasing such Class A-R Certificate on behalf of a disqualified organization and (c) we are not an entity that holds such Class A-R Certificate as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations; for this purpose the term "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (except any entity treated as other than an instrumentality of the foregoing for purposes of Section 168(h)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code")), any organization (other than a cooperative described in Section 521 of the Code) that is exempt from taxation under the Code (unless such organization is subject to tax on excess inclusions) and any organization that is described in Section 1381(a)(2)(C) of the Code. We understand that any breach by us of this certification may cause us to be liable for an excise tax imposed upon transfers to disqualified organizations.

2. We certify that we are not an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a plan or arrangement subject to any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), and are not directly or indirectly acquiring the Class A-R Certificate for, on behalf of or with any assets of any such Plan.

      3. We certify that (a) we have historically paid our debts as they became due, (b) we intend, and believe that we will be able, to continue to pay our debts as they become due in the future, (c) we understand that, as beneficial owner of the Class A-R Certificate, we may incur tax liabilities in excess of any cash flows generated by the Class A-R Certificate, (d) we intend to pay any taxes associated with holding the Class A-R Certificate as they become due and
(e) we will not cause income from the Class A-R Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of ours or another U.S. taxpayer.

      4. We acknowledge that we will be the beneficial owner of the Class A-R Certificate and:*/

            ______ The Class A-R Certificate will be registered in our name.

            ______ The Class A-R Certificate will be held in the name of our nominee, ____________________, which is not a disqualified organization.

      5. Unless Chase Mortgage Finance Corporation ("CMFC") has consented to the transfer to us by executing the form of Consent affixed hereto as Appendix B, we certify that we are a U.S. person; for this purpose the term "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to Unites States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust, (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons). We agree that any breach by us of this certification shall render the transfer of any interest in the Class A-R Certificate to us absolutely null and void and shall cause no rights in the Class A-R Certificate to vest in us.

      6. We agree that in the event that at some future time we wish to transfer any interest in the Class A-R Certificate, we will transfer such interest in the Class A-R Certificate only (a) to a transferee that (i) is not a disqualified organization and is not purchasing such interest in the Class A-R Certificate on behalf of a disqualified organization, (ii) is a U.S. person and (iii) has delivered to CMFC a letter in the form of this letter (including the affidavit appended hereto) and, if requested by CMFC, an opinion of counsel (in a form acceptable to CMFC) that the proposed transfer will not cause the interest in the Class A-R Certificate to be held by a disqualified organization or a person who is not a U.S. person or (b) with the written consent of CMFC.

      7. We hereby designate JPMorgan Chase Bank, N.A. as our fiduciary to act as the tax matters person for the Series 2007-S3 REMICs.

                                Very truly yours,

                                   [PURCHASER]

*/ Check appropriate box and if necessary fill in the name of the Transferee's nominee. -

                                      By: __________________________________
                                      Name: ________________________________
                                      Title: _______________________________

Accepted as of _______________________, 200_

CHASE MORTGAGE FINANCE CORPORATION

By: _____________________________________
Name: ___________________________________
Title: __________________________________

                                                                      APPENDIX A

Affidavit pursuant to (i) Section 860E(e)(4) of the Internal Revenue Code of 1986, as amended, and (ii) certain provisions of the Pooling and Servicing Agreement

      Under penalties of perjury, the undersigned declares that the following is true:

      (1)   He or she is an officer of _________________________ (the
            "Transferee"),

      (2)   the Transferee's Employee Identification number is __________,

      (3) the Transferee is not a "disqualified organization" (as defined below), has no plan or intention of becoming a disqualified organization, and is not acquiring any of its interest in the Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 2007-S3, Class A-R on behalf of a disqualified organization or any other entity,

      (4) unless Chase Mortgage Finance Corporation ("CMFC") has consented to the transfer to the Transferee by executing the form of Consent affixed as Appendix B to the Transferee's Letter to which this Certificate is affixed as Appendix A, the Transferee is a "U.S. Person" (as defined below),

      (5) that no purpose of the transfer is to avoid or impede the assessment or collection of tax,

      (6)   the Transferee has historically paid its debts as they became due,

      (7) the Transferee intends, and believes that it will be able, to continue to pay its debts as they become due in the future,

      (8) the Transferee understands that, as beneficial owner of the Class A-R Certificate, it may incur tax liabilities in excess of any cash flows generated by the Class A-R Certificate,

      (9) the Transferee intends to pay any taxes associated with holding the Class A-R Certificate as they become due,

      (10) the Transferee consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by CMFC (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class A-R Certificate will not be owned directly or indirectly by a disqualified organization, and

      (11) IF BRACKETED, THE FOLLOWING CERTIFICATIONS ARE INAPPLICABLE [the transfer is not a direct or indirect transfer of the Class A-R Certificate to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee, and as to each of the residual interests represented by the Class A-R Certificate, the present value of the anticipated tax liabilities associated with holding such residual interest does not exceed the sum of:

            the present value of any consideration given to the Transferee to acquire such residual interest;

            the present value of the expected future distributions on such residual interest; and

            the present value of the anticipated tax savings associated with holding such residual interest as the related REMIC generates losses.

            For purposes of this declaration, (i) the Transferee is assumed to pay tax at a rate equal to the highest rate of tax specified in
            Section 11(b)(1) of the Code, but the tax rate specified in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b)(1) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, and
            (ii) present values are computed using a discount rate equal to the Federal short-term rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee;]

[Alternative  (11) (A) at the time of the transfer, and at the close of each of the Transferee's two fiscal years preceding the year of transfer, the Transferee's gross assets for financial reporting purposes exceed $100 million and its net assets for financial reporting purposes exceed $10 million; and

      (B) the Transferee is an eligible corporation as defined in Treasury regulation Section 1.860E-1(c)(6)(i) and has agreed in writing that any subsequent transfer of the Class A-R Certificate will be to another eligible corporation in a transaction that satisfies Treasury regulation Sections 1.860E-1(c)(4)(i), 1.860E-1(c)(4)(ii), 1.860E-1(c)(4)(iii) and 1.860E-1(c)(5) and such transfer will not be a direct or indirect transfer to a foreign permanent establishment (within the meaning of an applicable income tax treaty) of a domestic corporation.

            For purposes of this declaration, (i) the gross assets and net assets of the Transferee do not include any obligation of any related person (as defined in Treasury regulation section 1.860E-1(c)(6)(ii)) or any other asset if a principal purpose for holding or acquiring the other asset is to permit the Transferee to make this declaration or to satisfy the requirements of Treasury regulation section 1.860E-1(c)(5)(i);]

[Alternative (11) Intentionally left blank;]

      (12) the Transferee represents that it will not cause income from the Class A-R Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Transferee or another U.S. taxpayer;

      For purpose of this affidavit, the term "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (except any entity treated as other than an instrumentality of the foregoing for purposes of Section 168(h)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code")), any organization (other than a cooperative described in Section 521 of the Code) that is exempt from taxation under the Code (unless such organization is subject to tax on excess inclusions) and any organization that is described in Section 1381(a)(2)(C) of the Code and the term "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to Unites States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust, (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

__________________________________

By: ______________________________
__________________________________

Address of Investor for receipt of distribution:

Address of Investor for receipt of tax information:

(Corporate Seal)

Attest:

__________________________________
__________________________________ , Secretary

Personally appeared before me the above-named ______________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______ of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

      Subscribed and sworn before me this _____ day of ____________, 200 .


Notary Public

County of __________________________
State of ___________________________

My commission expires the ______ day of _____________

                                      By: __________________________________
                                      Name: ________________________________
                                      Title: _______________________________

Dated: _________________

                                                                      APPANDIX B

                                     CONSENT

_______________________________ (Transferee)
_______________________________
_______________________________
_______________________________

Ladies and Gentlemen:

      Chase Mortgage Finance Corporation ("CMFC") hereby consents to the transfer to, and registration in the name of, the Transferee (or, if applicable, registration in the name of such Transferee's nominee of the Multi-Class Mortgage Pass-Through Certificates, Series 2007-S3, Class A-R described in the Transferee's Letter to which this Consent is appended, notwithstanding CMFC's knowledge that the Transferee is not a U.S. Person (as defined in such Transferee's Letter).

                                        CHASE MORTGAGE FINANCE CORPORATION

                                        By: ________________________________

Dated: _______________

                                   EXHIBIT K-1

                      FORM OF CLASS A-R TRANSFEROR'S LETTER

                   CHASE MORTGAGE FINANCE TRUST SERIES 2007-S3

                                     [DATE]

JPMorgan Chase Bank, N.A.
Global Trust Services
Four New York Plaza
6th Floor
New York, New York 10004

The Bank of New York Trust Company, N.A., as trustee
601 Travis, 16th Floor
Houston, TX 77002
Attn: Corporate Trust Services/CMFT 2007-S3

      We propose to transfer to ___________________ (the "Transferee") Chase Mortgage Finance Corporation's Chase Mortgage Finance Trust Series 2007-S3, Multi-Class Mortgage Pass-Through Certificates, Series 2007-S3, Class A-R, described in the Prospectus Supplement, dated April 24, 2007 and Prospectus, dated April 17, 2007. We have reviewed the attached affidavit of the Transferee, and have no actual knowledge that such affidavit is not true, and have no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Class A-R Certificate referred to in the attached affidavit. In addition, we have conducted a reasonable investigation at the time of the transfer and found that the Transferee has historically paid its debts as they came due and we found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                          Very truly yours,

                                          ___________________________
                                          Name:
                                          Title:

                                    EXHIBIT L

                        REQUEST FOR RELEASE OF DOCUMENTS

To:  JPMorgan Chase Bank, N.A.
     1111 Polaris Parkway
     Columbus, Ohio 43240

            Re: Pooling and Servicing Agreement, dated as of April 1, 2007, by and among Chase Mortgage Finance Corporation, JPMorgan Chase Bank, N.A. and The Bank of New York Trust Company, N.A. relating to the issuance of the Chase Mortgage Finance Trust Series 2007-S3, Multi-Class Mortgage Pass-Through Certificates, Series 2007-S3

      In connection with the administration of the Mortgage Loans held by you, as Custodian on behalf of the Trustee, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_______   1.   Mortgage Paid in Full
_______   2.   Foreclosure
_______   3.   Substitution
_______   4.   Other Liquidation
_______   5.   Nonliquidation Reason:

                               ________________________________________________

                               By: ____________________________________________
                                      (authorized signatory)

                               Issuer: ________________________________________
                               Address: _______________________________________
                               ________________________________________________
                               Date: __________________________________________

Custodian
JPMorgan Chase Bank, N.A.
Please acknowledge the execution of the above request by your signature and date below:

                                                ________________________________
Signature                                       Date

Documents returned to Custodian:

                                                ________________________________
Custodian                                       Date

                                    EXHIBIT M

                 FORM OF TRANSFEREE ERISA REPRESENTATION LETTER

                                     [DATE]

The Bank of New York Trust Company, N.A.
601 Travis, 16th Floor
Houston, TX 77002
Attn: Corporate Trust Services/CMFT 2007-S3

Chase Mortgage Finance Corporation
300 Tice Boulevard, Third Floor
Woodcliff Lake, New Jersey 07675

            Re: Chase Mortgage Finance Trust Series 2007-S3, Multi-Class Mortgage Pass-Through Certificates, Series 2007-S3, [Class B- ]

Ladies and Gentlemen:

      ______________ (the "Purchaser") intends to purchase from
_________________________ (the "Transferor") $_______ by original principal balance (the "Transferred Certificate") of Chase Mortgage Finance Trust Series 2007-S3, Multi-Class Mortgage Pass-Through Certificates, Series 2007-S3, [Class B-__] (the "Certificates"), issued pursuant to a pooling and servicing agreement, dated as of April 1, 2007 (the "Pooling and Servicing Agreement"), among Chase Mortgage Finance Corporation (the "Depositor"), JPMorgan Chase Bank, N.A. ("Chase"), as servicer (the "Servicer") and Custodian, and The Bank of New York Trust Company, N.A., as trustee (the "Trustee") and paying agent. [The Purchaser intends to register the Transferred Certificate in the name of ____________________, as nominee for __________________.] All terms used and not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

      For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, we hereby certify, represent and warrant to, and covenant with, the Depositor that we:

(A) are not an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a plan subject to any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to the foregoing provisions of ERISA or the Code ("Similar Law") (collectively, a "Plan"), and is not directly or indirectly acquiring the Certificate for, on behalf of or with any assets of any such Plan, (B) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, are an insurance company that is acquiring the Certificate with assets of an "insurance company general account" as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), and the acquisition and holding of the Certificate are covered and exempt under Sections I and III of PTCE 95-60, or (C) solely in the case of a Definitive Certificate, will deliver herewith an Opinion of Counsel satisfactory to the Depositor, and upon which the Depositor shall be entitled to rely, to the effect that the acquisition and holding of this Certificate by the prospective transferee will not constitute or result in a nonexempt prohibited transaction under ERISA or the Code or a violation of Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Servicer.

      We agree to indemnify the Trustee, the Servicer and the Depositor against any liability that may result from any misrepresentation made herein.

                                  Very truly yours,

                                  [PURCHASER]

                                  By: _____________________________________
                                  Name: ___________________________________
                                  Title: __________________________________

                                   EXHIBIT N

                 PERMITTED EXCHANGEABLE CERTIFICATE COMBINATIONS

            EXCHANGEABLE INITIAL CERTIFICATES                    EXCHANGEABLE CERTIFICATES
------------------------------------------------  -------------------------------------------------------
                       ORIGINAL
                     CERTIFICATE
                      PRINCIPAL
                       BALANCE
                      OR RELATED                  RELATED MAXIMUM
   EXCHANGEABLE        NOTIONAL      CERTIFICATE   EXCHANGEABLE        CERTIFICATE
   COMBINATIONS         AMOUNT          RATE          CLASSES        PRINCIPAL BALANCE   CERTIFICATE RATE
-----------------    ------------    -----------  ---------------    -----------------   ----------------
  EXCHANGEABLE
COMBINATION 1 (1)
Class 1-A14          $ 16,453,428      6.000%       Class 1-A20        $  46,014,619          6.0000%
Class 1-A15          $ 29,561,191      6.000%

  EXCHANGEABLE
COMBINATION 2 (2)
Class 1-A21          $178,572,000      5.500%       Class 1-A18        $ 178,572,000              (3)
Class 1-A17          $ 14,881,000      6.000%

  EXCHANGEABLE
COMBINATION 3 (4)
Class 1-A21          $178,572,000      5.500%       Class 1-A22        $ 178,572,000              (3)
Class 1-A17          $  3,720,250      6.000%

  EXCHANGEABLE
COMBINATION 4 (5)
Class 1-A21          $178,572,000      5.500%       Class 1-A23        $ 178,572,000              (3)
Class 1-A17          $  7,440,500      6.000%

  EXCHANGEABLE
COMBINATION 5 (6)
Class 1-A21          $178,572,000      5.500%       Class 1-A24        $ 178,572,000              (3)
Class 1-A17          $ 11,160,750      6.000%

----------
(1) The Class 1-A14 and Class 1-A15 Certificates must be exchanged in a ratio of (i) $16,453,428 of Original Certificate Principal Balance to (ii) $29,561,191 of Original Certificate Principal Balance, respectively.

(2) The Class 1-A21 and Class 1-A17 Certificates must be exchanged in a ratio of (i) $178,572,000 of Original Certificate Principal Balance to (ii) $14,881,000 of Original Certificate Principal Balance, respectively.

(3) The Certificate Rate on the Class 1-A18, Class 1-A22, Class 1-A23 and Class 1-A24 Certificates will equal a per annum rate equal to, for any Distribution Date (x) prior to the Credit Support Depletion Date, 6.000%, 5.625%, 5.750% and 5.875%, respectively, or (y) on or after the Credit Support Depletion date, the sum of (A) 5.50% and (B) a fraction, the numerator of which is the product of (i) 12, (ii) the interest accrued on the Class 1-A17 Certificates (without taking account of any exchanges) for such distribution date and (iii) (a) 14,881,000, (b) 3,720,250, (c) 7,440,500 and (d) 11,160,750, respectively, and the denominator of which is the product of (i) the Outstanding Certificate Principal Balance of the Class 1-A18, Class 1-A22, Class 1-A23 or Class 1-A24 Certificates, as applicable, and (ii) 16,443,500. If the Outstanding Certificate Principal Balance of the Class 1-A18, Class 1-A22, Class 1-A23 or Class 1-A24 Certificates is reduced to zero while any such Class of Certificates is entitled to receive interest amounts from the portion of the Class 1-A17 Certificates exchanged for such class, such interest entitlement will not be expressed as a Certificate Rate and such class will be entitled to interest amounts that would otherwise be paid to the Class 1-A17 Certificates exchanged for such class.

(4) The Class 1-A21 and Class 1-A17 Certificates must be exchanged in a ratio of (i) $178,572,000 of Original Certificate Principal Balance to (ii) $3,720,250 of Original Certificate Principal Balance, respectively.

(5) The Class 1-A21 and Class 1-A17 Certificates must be exchanged in a ratio of (i) $178,572,000 of Original Certificate Principal Balance to (ii) $7,440,500 of Original Certificate Principal Balance, respectively.

(6) The Class 1-A21 and Class 1-A17 Certificates must be exchanged in a ratio of (i) $178,572,000 of Original Certificate Principal Balance to (ii) $11,160,750 of Original Certificate Principal Balance, respectively.

                                    EXHIBIT O

                  FORM OF OFFICER'S CERTIFICATE (PAYING AGENT)

                                     [DATE]

Chase Mortgage Finance Corporation
300 Tice Boulevard, Third Floor
Woodcliff Lake, New Jersey 07675

     Reference is made to each pooling and servicing agreement listed on Exhibit A hereto (each, an "Agreement") in which The Bank of New York Trust Company, N.A. has been appointed the paying agent (the "Paying Agent"). I, [ ], an [ ] of the Paying Agent, hereby certify to Chase Mortgage Finance Corporation (the "Depositor"), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification that:

     1. The Bank of New York Trust Company, N.A. has served as Paying agent for
     the Depositor during the period of time from [     ] through [     ] and
     the following certifications and statements of the Paying Agent set forth below relate solely to that period of time and for no other periods.

     2. I have reviewed (i) the annual report on Form 10-K (including the exhibits provided by the Depositor to the Paying Agent for attachment
     thereto) for the fiscal year [   ] (the "Annual Report"), (ii) all reports
     on Form 10-D containing distribution reports filed in respect of periods included in the year covered by that annual report, relating to each of the trusts created pursuant to each Agreement and (iii) all reports on Form 8-K (if any) containing information provided by the Paying Agent, required to be filed in respect of the period covered by the Annual Report (collectively with the related reports on Form 10-D and Form 8-K (if any), the "Reports");

     3. Based on my knowledge, the information included in the Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the respective pooling and servicing agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by the Reports; and

     4. In compiling the distribution information, the Paying Agent has relied upon information furnished to it by the Servicer under each pooling and servicing agreement. The Paying Agent shall have no responsibility or liability for any inaccuracy in such reports resulting from information so provided by the Servicer.


                                 THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:

                                    EXHIBIT P

                            LETTER OF REPRESENTATIONS

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT Q

                             FORM OF TRUST AGREEMENT

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT R

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE

                          (RMBS unless otherwise noted)

                                 [TO BE UPDATED]

DEFINITIONS                                                    KEY:
PRIMARY SERVICER - transaction party having borrower contact      X - obligation

CUSTODIAN - safe keeper of certain  pool assets
TRUSTEE - fiduciary of the transaction
PAYING AGENT - agent of the Trustee

WHERE THERE ARE MULTIPLE CHECKS FOR CRITERIA THE ATTESTING PARTY WILL IDENTIFY IN THEIR MANAGEMENT ASSERTION THAT THEY ARE ATTESTING ONLY TO THE PORTION OF THE DISTRIBUTION CHAIN THEY ARE RESPONSIBLE FOR IN THE RELATED TRANSACTION AGREEMENTS.

                                                                                 THE BANK OF      THE BANK OF
                                                                                  NEW YORK          NEW YORK
                                                                   JPMORGAN*       TRUST              TRUST            JPMORGAN
                                                                  CHASE BANK,     COMPANY,           COMPANY,         CHASE BANK,
  REG AB                                                             N.A.       N.A. (PAYING           N.A.              N.A.
  REFERENCE                   SERVICING CRITERIA                  (SERVICER)       AGENT)           (TRUSTEE)         (CUSTODIAN)
---------------   -------------------------------------------    ------------   -------------    ---------------    ----------------
                  GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)     Policies and procedures                            X                                 X
                   are instituted to monitor any
                  performance or other triggers and
                  events of default in accordance with
                  the transaction agreements.

1122(d)(1)(ii)    If any material servicing activities               X          IF APPLICABLE                        IF APPLICABLE
                   are outsourced to third parties,                                FOR A                                 FOR A
                  policies and procedures are instituted                         TRANSACTION                          TRANSACTION
                  to monitor the third party's                                   PARTICIPANT                          PARTICIPANT
                  performance and compliance with such
                  servicing activities.

1122(d)(1)(iii)   Any requirements in the transaction                X               N/A              N/A
                  agreements to maintain a back-up
                  servicer for the Pool Assets are
                  maintained.

1122(d)(1)(iv)    A fidelity bond and errors and                     X
                  omissions policy is in effect on the
                  party participating in the servicing
                  function throughout the reporting
                  period in the amount of coverage
                  required by and otherwise in
                  accordance with the terms of the
                  transaction agreements.

                                                                                 THE BANK OF      THE BANK OF
                                                                                  NEW YORK          NEW YORK
                                                                   JPMORGAN*       TRUST              TRUST            JPMORGAN
                                                                  CHASE BANK,     COMPANY,           COMPANY,         CHASE BANK,
  REG AB                                                             N.A.       N.A. (PAYING           N.A.              N.A.
  REFERENCE                   SERVICING CRITERIA                  (SERVICER)       AGENT)           (TRUSTEE)         (CUSTODIAN)
---------------   -------------------------------------------    ------------   -------------    ---------------    ----------------
                  CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)     Payments on pool assets are deposited              X                                 X
                  into the appropriate custodial bank
                  accounts and related bank clearing
                  accounts no more than two business
                  days following receipt, or such other
                  number of days specified in the
                  transaction agreements.

1122(d)(2)(ii)    Disbursements made via wire transfer               X                                 X
                  on behalf of an obligor or to an
                  investor are made only by authorized
                  personnel.

1122(d)(2)(iii)   Advances of funds or guarantees                    X
                  regarding collections, cash flows or
                  distributions, and any interest or other
                  fees charged for such advances, are
                  made, reviewed and approved as
                  specified in the transaction agreements.

1122(d)(2)(iv)    The related accounts for the                       X                                 X
                  transaction, such as cash reserve
                  accounts or accounts established as a
                  form of over collateralization, are
                  separately maintained (e.g., with
                  respect to commingling of cash) as set
                  forth in the transaction agreements.

1122(d)(2)(v)**   Each custodial account is maintained at            X                                 X
                  a federally insured depository
                  institution as set forth in the
                  transaction agreements. For purposes
                  of this criterion, "federally insured
                  depository institution" with respect to a
                  foreign financial institution means a
                  foreign financial institution that meets
                  the requirements of Rule 13k-1(b)(1)
                  of the Securities Exchange Act.

1122(d)(2)(vi)    Unissued checks are safeguarded so as              X                            If applicable
                  to prevent unauthorized access.

1122(d)(2)(vii)   Reconciliations are prepared on a                  X                                 X
                  monthly basis for all asset-backed
                  securities related bank accounts,
                  including custodial accounts and
                  related bank clearing accounts. These
                  reconciliations are (A) mathematically
                  accurate; (B) prepared within 30
                  calendar days after the bank statement
                  cutoff date, or such other number of
                  days specified in the transaction
                  agreements; (C) reviewed and
                  approved by someone other than the

                                                                                 THE BANK OF      THE BANK OF
                                                                                  NEW YORK          NEW YORK
                                                                   JPMORGAN*       TRUST              TRUST            JPMORGAN
                                                                  CHASE BANK,     COMPANY,           COMPANY,         CHASE BANK,
  REG AB                                                             N.A.       N.A. (PAYING           N.A.              N.A.
  REFERENCE                   SERVICING CRITERIA                  (SERVICER)       AGENT)           (TRUSTEE)         (CUSTODIAN)
---------------   -------------------------------------------    ------------   -------------    ---------------    ----------------
                  person who prepared the
                  reconciliation; and (D) contain
                  explanations for reconciling items.
                  These reconciling items are resolved
                  within 90 calendar days of their
                  original identification, or such other
                  number of days specified in the
                  transaction agreements.
                  INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)     Reports to investors, including those to           X                                 X
                  be filed with the Commission, are                                                  (not
                  maintained in accordance with the                                              including (c))
                  transaction agreements and applicable
                  Commission requirements.
                  Specifically, such reports (A) are
                  prepared in accordance with timeframes
                  and other terms set forth in the
                  transaction agreements; (B) provide
                  information calculated in accordance with
                  the terms specified in the transaction
                  agreements; (C) are filed with the
                  Commission as required by its rules and
                  regulations; and (D) agree with
                  investors' or the trustee's records as to
                  the total unpaid principal balance and
                  number of Pool Assets serviced by the
                  Servicer.

1122(d)(3)(ii)    Amounts due to investors are allocated             X                                 X
                  and remitted in accordance with
                  timeframes, distribution priority and
                  other terms set forth in the transaction
                  agreements.

1122(d)(3)(iii)   Disbursements made to an investor are              X                                 X
                  posted within two business days to the
                  Servicer's investor records, or such
                  other number of days specified in the
                  transaction agreements.

1122(d)(3)(iv)    Amounts remitted to investors per the              X                                 X
                  investor reports agree with cancelled
                  checks, or other form of payment, or
                  custodial bank statements.

                  POOL ASSET ADMINISTRATION

1122(d)(4)(i)     Collateral or security on pool assets is           X                                                    X
                  maintained as required by the
                  transaction agreements or related pool
                  asset documents.

1122(d)(4)(ii)    Pool assets  and related documents are             X                                                    X
                  safeguarded as required by the
                  transaction agreements

1122(d)(4)(iii)   Any additions, removals or                         X
                  substitutions to the asset pool are

                                                                                 THE BANK OF      THE BANK OF
                                                                                  NEW YORK          NEW YORK
                                                                   JPMORGAN*       TRUST              TRUST            JPMORGAN
                                                                  CHASE BANK,     COMPANY,           COMPANY,         CHASE BANK,
  REG AB                                                             N.A.       N.A. (PAYING           N.A.              N.A.
  REFERENCE                   SERVICING CRITERIA                  (SERVICER)       AGENT)           (TRUSTEE)         (CUSTODIAN)
---------------   -------------------------------------------    ------------   -------------    ---------------    ----------------
                  made, reviewed and approved in
                  accordance with any conditions or
                  requirements in the transaction
                  agreements.

1122(d)(4)(iv)    Payments on pool assets, including any             X
                  payoffs, made in accordance with the
                  related pool asset documents are
                  posted to the Servicer's obligor records
                  maintained no more than two business
                  days after receipt, or such other
                  number of days specified in the
                  transaction agreements, and allocated
                  to principal, interest or other items
                  (e.g., escrow) in accordance with the
                  related pool asset documents.

1122(d)(4)(v)     The Servicer's records regarding the               X
                  pool assets agree with the Servicer's
                  records with respect to an obligor's
                  unpaid principal balance.

1122(d)(4)(vi)    Changes with respect to the terms or               X
                  status of an obligor's pool assets (e.g.,
                  loan modifications or re-agings) are
                  made, reviewed and approved by
                  authorized personnel in accordance
                  with the transaction agreements and
                  related pool asset documents.

1122(d)(4)(vii)   Loss mitigation or recovery actions                X
                  (e.g., forbearance plans, modifications
                  and deeds in lieu of foreclosure,
                  foreclosures and repossessions, as
                  applicable) are initiated, conducted and
                  concluded in accordance with the
                  timeframes or other requirements
                  established by the transaction
                  agreements.

1122(d)(4)(viii)  Records documenting collection                    X
                  efforts are maintained during the
                  period a pool asset is delinquent in
                  accordance with the transaction
                  agreements. Such records are
                  maintained on at least a monthly basis,
                  or such other period specified in the
                  transaction agreements, and describe
                  the entity's activities in monitoring
                  delinquent pool assets including, for
                  example, phone calls, letters and
                  payment rescheduling plans in cases
                  where delinquency is deemed
                  temporary (e.g., illness or
                  unemployment).

1122(d)(4)(ix)    Adjustments to interest rates or rates of          X

                                                                                 THE BANK OF      THE BANK OF
                                                                                  NEW YORK          NEW YORK
                                                                   JPMORGAN*       TRUST              TRUST            JPMORGAN
                                                                  CHASE BANK,     COMPANY,           COMPANY,         CHASE BANK,
  REG AB                                                             N.A.       N.A. (PAYING           N.A.              N.A.
  REFERENCE                   SERVICING CRITERIA                  (SERVICER)       AGENT)           (TRUSTEE)         (CUSTODIAN)
---------------   -------------------------------------------    ------------   -------------    ---------------    ----------------
                  return for pool assets with variable
                  rates are computed based on the related
                  pool asset documents.

1122(d)(4)(x)     Regarding any funds held in trust for              X
                  an obligor (such as escrow accounts):
                  (A) such funds are analyzed, in
                  accordance with the obligor's pool
                  asset documents, on at least an annual
                  basis, or such other period specified in
                  the transaction agreements; (B) interest
                  on such funds is paid, or credited, to
                  obligors in accordance with applicable
                  pool asset documents and state laws;
                  and (C) such funds are returned to the
                  obligor within 30 calendar days of full
                  repayment of the related pool assets, or
                  such other number of days specified in
                  the transaction agreements.

1122(d)(4)(xi)    Payments made on behalf of an obligor              X
                  (such as tax or insurance payments) are
                  made on or before the related penalty
                  or expiration dates, as indicated on the
                  appropriate bills or notices for such
                  payments, provided that such support
                  has been received by the servicer at
                  least 30 calendar days prior to these
                  dates, or such other number of days
                  specified in the transaction agreements.

1122(d)(4)(xii)   Any late payment penalties in                      X
                  connection with any payment to be
                  made on behalf of an obligor are paid
                  from the Servicer's funds and not
                  charged to the obligor, unless the late
                  payment was due to the obligor's error
                  or omission.

1122(d)(4)(xiii)  Disbursements made on behalf of an                 X
                  obligor are posted within two business
                  days to the obligor's records
                  maintained by the servicer, or such
                  other number of days specified in the
                  transaction agreements.

1122(d)(4)(xiv)   Delinquencies, charge-offs and                     X
                  uncollectible accounts are recognized
                  and recorded in accordance with the
                  transaction agreements.

1122(d)(4)(xv)    Any external enhancement or other                  X
                  support, identified in Item 1114(a)(1)
                  through (3) or Item 1115 of Regulation
                  AB, is maintained as set forth in the
                  transaction agreements.

----------
* Certain obligations will be satisfied by Chase Home Finance LLC as subservicer.

**   Subject to further interpretation by the SEC.

                                    EXHIBIT S

                      FORM OF SARBANES-OXLEY CERTIFICATION

                                     [DATE]

Chase Mortgage Finance Corporation
300 Tice Boulevard, Third Floor
Woodcliff Lake, New Jersey 07675

      Re: Chase Mortgage Finance Trust Series 2007-S3, Multi-Class Mortgage Pass-Through Certificates, Series 2007-S3

I, [identify the certifying individual], certify that:

      I have reviewed the report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of [identify the issuing entity] (the "Exchange Act periodic reports");

      1. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      2. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

      3. [I am responsible for reviewing the activities performed by the servicer(s) and based on my knowledge and the compliance review(s) conducted in preparing the servicer compliance statement(s) required in this report under
Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer(s) [has/have] fulfilled [its/their] obligations under the servicing agreement(s); and]

      4. All of the reports on assessment of compliance with servicing criteria for ABS and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

[In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties [name of servicer, sub-servicer, co-servicer, depositor or trustee].]

      Date:_________________________            ________________________________
                                                [Signature]
                                                [Title]

                                    EXHIBIT T

                   FORM OF ITEM 1123 CERTIFICATION OF SERVICER

                                     [DATE]

Chase Mortgage Finance Corporation
300 Tice Boulevard, Third Floor
Woodcliff Lake, New Jersey 07675

      Re: Chase Mortgage Finance Trust Series 2007-S3, Multi-Class Mortgage Pass-Through Certificates, Series 2007-S3

I, [identify name of certifying individual], [title of certifying individual] of JPMorgan Chase Bank, N.A. (the "Servicer"), hereby certify that:

(1) A review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under the Agreement has been made under my supervision; and

(2) To the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under the Agreement in all material respects throughout such year or a portion thereof[, or, if there has been a failure to fulfill any such obligation in any material respect, I have specified below each such failure known to me and the nature and status thereof].

Date:

                                          JPMorgan Chase Bank, N.A.,
                                          as Servicer

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                    EXHIBIT U

                 FORM OF CLASS 1-A1 YIELD MAINTENANCE AGREEMENT

                                                                  April 25, 2007

                             Rate Collar Transaction

Chase Mortgage Finance Trust 2007-S3
Attn:  Chris Jackson

Re: Interest Rate Transaction No: [ ]

Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the rate collar transaction (the "Interest Rate Transaction") entered into between JPMorgan Chase Bank, N.A. (the "Derivative Provider") and The Bank of New York Trust Company, N.A., not in its individual capacity, but solely as Paying Agent on behalf of Chase Mortgage Finance Trust 2007-S3 (the "Counterparty") on April 25, 2007. This agreement constitutes a "Confirmation" as referred to in and supplements, forms part of, and is subject to, the ISDA Master Agreement between the parties hereto.

The particular Interest Rate Transaction to which this Confirmation relates is a Rate Collar Transaction, the terms of which are set forth below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. The Interest Rate Transaction relates to the Class 1-A1 Certificates issued pursuant to the Pooling and Servicing Agreement dated as of March 1, 2007 among Chase Mortgage Finance Corporation, as Depositor, The Bank of New York Trust Company, N.A, as Trustee and Paying Agent and JPMorgan Chase Bank, N.A., as Servicer (the "Pooling and Servicing Agreement").

In consideration of the payment of the sum of USD $[ ] (the "Premium") by J.P. Morgan Securities, Inc. on behalf of Chase Home Finance, LLC to the Derivative Provider on or about April 25, 2007 and in consideration of the promise by the Derivative Provider to make payments to the Counterparty in accordance with
Section 2 hereof, the parties hereto agree as follows

1.    Definitions

      a. "Ceiling Rate" means, with respect to any Calculation Period, the rate set forth as the "Ceiling Rate" on the attached Schedule I.

      b. "Floor Rate" means, with respect to any Calculation Period, the rate set forth as the "Strike Rate" on the attached Schedule I.

      c. "Business Day" means any day which is both a New York Business Day and a London Business Day.

      d. "Calculation Period" means, with respect to a Payment Date, the period, as set forth on the attached Schedule I, from the Calculation Period Start Date to but excluding the Calculation Period End Date, and including such Payment Date.

      e.    "Designated Maturity" means 1 month(s).

      f.    "Effective Date" means the first Calculation Period Start Date.

      g. "Floating Rate" means, with respect to a Payment Date, the rate determined by the Derivative Provider to be (i) the per annum rate for deposits in U.S. dollars for a period of the Designated Maturity which appears on the Telerate Page 3750 Screen as of 11:00 a.m., London time, on the day that is two London Business Days prior to the Reset Date of the Calculation Period of such Payment Date (rounded upwards, if necessary, to the nearest 1/100,000 of 1%);
            (ii) if such rate does not appear on the Telerate Page 3750 Screen, the Floating Rate shall be the arithmetic mean (rounded as aforesaid) of the offered quotations obtained by the Derivative Provider from the Reference Banks for deposits in U.S. dollars to leading banks in the London interbank market as of approximately 11:00 a.m., London time, on the day that is two London Business Days prior to the Reset Date of the Calculation Period of such Payment Date; or (iii) if fewer than two Reference Banks provide the Derivative Provider with such quotations, the Floating Rate shall be the rate per annum which the Derivative Provider determines to be the arithmetic mean (rounded as aforesaid) of the offered quotations which leading banks in New York City selected by the Derivative Provider are quoting in the New York interbank market on the Reset Date of the Calculation Period of such Payment Date for deposits in U.S. dollars to the Reference Banks or, if fewer than two such quotations are available, to leading European and Canadian Banks.

      h. "London Business Day" means any day on which banks are open for business in London and on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

      i. "Maximum Derivative Payment Amount" means, for any Payment Date, an amount which the Paying Agent shall calculate in accordance with the Pooling and Servicing Agreement and provide to the Derivative Provider no later than one Business Day prior to each Payment Date.

      j. "New York Business Day" means any day on which banks are not required or authorized by law to close in New York City.

      k. "Notional Principal Amount" means, with respect to any Calculation Period, the notional amount set forth in the attached Schedule I.

      l. "Payment Date" means the day that is two New York business days prior to each Calculation Period End Date, provided that if such Payment Date is not a Business Day, such Payment Date shall be the next preceding Business Day.

      m. "Reference Banks" means four major banks in the London interbank market selected by the Derivative Provider.

      n.    "Reset Date" means the first day of each Calculation Period.

      o. "Telerate Page 3750 Screen" means the display designated as "Page 3750" on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

      p.    "Termination Date" means the last Calculation Period End Date.

2.    Payments

      a. The Derivative Provider agrees, subject to the payment of the Premium, to pay to the Counterparty, on each Payment Date on which the related Floating Rate is determined to be greater than the Floor Rate and less than the Ceiling Rate, an amount equal to the lesser of 1) the Maximum Derivative Payment Amount for such Payment Date and 2) product of (x) the amount by which the Floating Rate exceeds the Floor Rate with respect to the Calculation Period ending on or nearest such Payment Date, (y) the Notional Principal Amount and (z) 30 divided by 360.

      b.    All payments to the Derivative Provider shall be made as follows.

            Payments in USD
            JPMORGAN CHASE BANK NA
            JPMORGAN CHASE BANK NA

      c.    All payments to the Counterparty shall be made as follows:

      Wire Transfer:
            The Bank of New York

            REF: Chase Mortgage Finance Trust 2007-S3 Class 1-A1
            Attn: Chris Jackson/Barbara Rios

3. Notices. Any notices hereunder 1) shall be in writing and hand-delivered or sent by first-class mail, postage prepaid, return receipt requested, and shall be addressed to the intended recipient at its address set forth on the signature page hereof or at such other address as such party shall have last specified by notice to the other party and 2) shall be effective
      (a) if delivered by hand or sent by overnight courier, on the day it is delivered, unless delivery is made after the close of business or on a day that is not a Business Day, in which case such notice will be effective on the next Business Day, or (b) if sent by certified or registered mail or the equivalent (return receipt requested), three Business Days after dispatch.

      All notices and queries to the Derivative Provider should be sent to:
            JPMorgan Chase Bank, N.A. Client Service Group
            Telephone:                           (001) 3026344960
            Facsimile:                           (001) 8888033606
            Please quote the JPMorgan deal number(s): [ ]

      All notices and queries to the Counterparty should be sent to:
      Bank of New York Trust Company, N.A.
      601 Travis 16th Floor
      Houston, Texas 77002

4. Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

5. Assignments. Neither party shall have the right to assign its rights or obligations under this letter agreement without the prior written consent of the other party.

6. Set-off; Counterclaim. All payments under this letter agreement will be made without set-off or counterclaim, except that each party will have the right to set-off, counterclaim or withhold payment in respect of any default by the other party under this letter agreement or under any other agreement between the parties.

7. Each Party's Reliance on its Own Judgment. Each party has entered into this Rate Collar Transaction solely in reliance on its own judgment. Neither party has any fiduciary obligation to the other party relating to this Rate Collar Transaction. In addition, neither party has held itself out as advising, or has held out any of its employees or agents as having the authority to advise, the other party as to whether or not the other party should enter into this Rate Collar Transaction, any subsequent actions relating to this Rate Collar Transaction or any other matters relating to this Rate Collar Transaction. Neither party shall have any responsibility or liability whatsoever in respect of any advice of this nature given, or views expressed, by it or any of such persons to the other party relating to this Rate Collar Transaction, whether or not such advice is given or such views are expressed at the request of the other party.

8. Waiver of Right to Trial by Jury. Each party hereby irrevocably waives any and all rights to trial by jury with respect to any legal proceeding arising out of or relating to this letter agreement or the Rate Collar Transaction.

9. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Rate Collar Transaction is executed and delivered by the Counterparty, not individually or personally but solely as Paying Agent of the Trust, in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended for the purpose of binding only the Trust (c) nothing herein shall be construed as creating any liability on the Counterparty, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties, and (d) under no circumstances shall the Counterparty be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Rate Collar Transaction.

10. Reporting. Counterparty agrees to deliver, promptly upon request by the Derivative Provider, or with respect to any particular type of report or other document as to which the Derivative Provider has previously made request to receive all reports or documents of that type, promptly upon delivery or receipt of such report or document by the Counterparty, any report or other document required to be delivered by or to the Counterparty under the terms of the Pooling and Servicing Agreement, other than those required to be delivered directly by the Counterparty to the Derivative Provider thereunder.

11. Written confirmation. No later than each Reset Date, the Derivative Provider agrees to deliver to the Counterparty a written confirmation containing the results of the Calculations performed on each Reset Date and the amount which is to be paid to the Counterparty on the next Payment Date.

12.   Compliance with Regulation AB.

      (i) If at any time after the date hereof for so long as the Counterparty is required to file periodic reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to the Certificates, in the reasonable determination made in good faith of Chase Mortgage Finance Corporation the aggregate "significance percentage" (as defined in Regulation AB ("Regulation AB") under the Securities Act of 1933, as amended, and the Exchange Act) of all derivative instruments (contemplated by Item 1115 of Regulation AB) provided by the Derivative Provider and any of its affiliates to the Counterparty is at least 10% but less than 20%, the Derivative Provider shall, subject to subparagraph [(iii)] below, within five
            (5) Business Days following request therefor provide the financial information required under Item 1115(b)(1) of Regulation AB for the Derivative Provider (and for the group of affiliated entities, if applicable) (the "Item 1115(b)(1) Information"). Any such Item 1115(b)(1) Information shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR).

      (ii) If at any time after the date hereof for so long as the Counterparty is required to file periodic reports under the Exchange Act with respect to the Certificates, in the reasonable determination made in good faith of Chase Mortgage Finance Corporation, the aggregate "significance percentage" of all derivative instruments (contemplated by Item 1115 of Regulation AB) provided by the Derivative Provider and any of its affiliates to the Counterparty is at least 20%, the Derivative Provider shall, subject to subparagraph [(iii)] below, within five (5) Business Days following request therefor provide the financial information required under Item 1115(b)(2) of Regulation AB for the Derivative Provider (and for the group of affiliated entities, if applicable) (the "Item 1115(b)(2) Information", and together with the Item 1115(b)(1) Information, the "Additional Information"). Any such Item 1115(b)(2) Information shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). In addition, any such Item 1115(b)(2) Information shall be accompanied by any necessary auditor's consents.

      (iii) If the Derivative Provider is unable to provide any such Additional Information if, as and when required, the Derivative Provider shall, at its option, within ten (10) Business Days following request therefor, (1) promptly post collateral satisfactory to Chase Mortgage Finance Corporation in an amount which is reasonably determined in good faith to be sufficient to reduce the aggregate "significance percentage" to (x) in the case of subparagraph (A) above, below 10%, and (y) in the case of subparagraph (B) above, provided the Derivative Provider is able to meet the requirements of subparagraph (A) above, below 20%, in each case pursuant to a [credit support annex] or similar agreement reasonably satisfactory to the Chase Mortgage Finance Corporation, or (2) at the sole expense of the Derivative Provider, without any expense or liability to the Counterparty, transfer or assign its obligations under this Agreement to a substitute counterparty reasonably acceptable to the Counterparty that (x) is able to provide such Additional Information if, as and when required, and (y) enters into an agreement similar in form to this Agreement pursuant to which such substitute counterparty agrees to provide the Additional Information if, as and when required.

      (iv) The Derivative Provider's obligation to provide any such Additional Information shall terminate beginning in any such year in which the Counterparty's obligation to file periodic reports under the Exchange Act has terminated.

JPMorgan Chase Bank, N.A.

_________________________________________________

Name:  __________________________________________

Title: __________________________________________

Chase Mortgage Finance Trust 2007-S3
By: Bank of New York Trust Company, N.A, not in its individual capacity, but solely as Paying Agent on behalf of Chase Mortgage Finance Trust 2007-S3
       Name:
       Title:

Schedule I

CALCULATION PERIOD START  CALCULATION PERIOD END
       DATE                       DATE               NOTIONAL     STRIKE (%)  CEILING (%)
       ----                       ----               --------     ----------  -----------
April 25, 2007            May 25, 2007            185,000,000.00     5.40        19.40
May 25, 2007              June 25, 2007           184,479,061.47     5.40        19.40
June 25, 2007             July 25, 2007           183,725,821.73     5.40        19.40
July 25, 2007             August 25, 2007         183,077,498.28     5.40        19.40
August 25, 2007           September 25, 2007      182,625,285.30     5.40        19.40
September 25, 2007        October 25, 2007        182,266,991.61     5.40        19.40
October 25, 2007          November 25, 2007       180,745,747.29     5.40        19.40
November 25, 2007         December 25, 2007       178,854,298.97     5.40        19.40
December 25, 2007         January 25, 2008        176,738,960.64     5.40        19.40
January 25, 2008          February 25, 2008       174,402,990.68     5.40        19.40
February 25, 2008         March 25, 2008          171,850,176.12     5.40        19.40
March 25, 2008            April 25, 2008          169,084,827.14     5.40        19.40
April 25, 2008            May 25, 2008            166,111,769.84     5.40        19.40
May 25, 2008              June 25, 2008           162,936,337.36     5.40        19.40
June 25, 2008             July 25, 2008           159,564,359.21     5.40        19.40
July 25, 2008             August 25, 2008         156,002,149.04     5.40        19.40
August 25, 2008           September 25, 2008      152,256,490.61     5.40        19.40
September 25, 2008        October 25, 2008        148,334,622.24     5.40        19.40
October 25, 2008          November 25, 2008       144,244,219.60     5.40        19.40
November 25, 2008         December 25, 2008       139,993,376.96     5.40        19.40
December 25, 2008         January 25, 2009        135,590,587.00     5.40        19.40
January 25, 2009          February 25, 2009       131,044,719.10     5.40        19.40
February 25, 2009         March 25, 2009          126,365,005.02     5.40        19.40
March 25, 2009            April 25, 2009          121,561,230.21     5.40        19.40
April 25, 2009            May 25, 2009            116,643,373.73     5.40        19.40
May 25, 2009              June 25, 2009           111,621,713.98     5.40        19.40
June 25, 2009             July 25, 2009           106,506,781.40     5.40        19.40
July 25, 2009             August 25, 2009         101,310,190.14     5.40        19.40
August 25, 2009           September 25, 2009       96,052,729.25     5.40        19.40
September 25, 2009        October 25, 2009         90,803,980.96     5.40        19.40
October 25, 2009          November 25, 2009        85,656,366.12     5.40        19.40
November 25, 2009         December 25, 2009        80,656,462.49     5.40        19.40
December 25, 2009         January 25, 2010         75,801,109.67     5.40        19.40
January 25, 2010          February 25, 2010        71,087,210.83     5.40        19.40
February 25, 2010         March 25, 2010           66,511,731.46     5.40        19.40
March 25, 2010            April 25, 2010           62,071,698.16     5.40        19.40
April 25, 2010            May 25, 2010             57,764,197.37     5.40        19.40
May 25, 2010              June 25, 2010            53,586,374.27     5.40        19.40
June 25, 2010             July 25, 2010            49,535,431.56     5.40        19.40
July 25, 2010             August 25, 2010          45,608,628.32     5.40        19.40
August 25, 2010           September 25, 2010       41,803,278.93     5.40        19.40
September 25, 2010        October 25, 2010         38,116,751.96     5.40        19.40
October 25, 2010          November 25, 2010        34,546,469.09     5.40        19.40
November 25, 2010         December 25, 2010        31,089,904.08     5.40        19.40
December 25, 2010         January 25, 2011         27,744,581.70     5.40        19.40
January 25, 2011          February 25, 2011        24,508,076.78     5.40        19.40
February 25, 2011         March 25, 2011           21,378,013.17     5.40        19.40
March 25, 2011            April 25, 2011           18,352,062.78     5.40        19.40
April 25, 2011            May 25, 2011             15,427,944.62     5.40        19.40
May 25, 2011              June 25, 2011            12,603,423.92     5.40        19.40
June 25, 2011             July 25, 2011             9,876,311.16     5.40        19.40
July 25, 2011             August 25, 2011           7,244,461.15     5.40        19.40
August 25, 2011           September 25, 2011        4,705,772.25     5.40        19.40
September 25, 2011        October 25, 2011          2,258,185.41     5.40        19.40
Thereafter                                                  0.00      N/A         N/A

                                   EXHIBIT U-1

                 FORM OF CLASS 1-A8 YIELD MAINTENANCE AGREEMENT

                                                                  April 25, 2007

                             Rate Collar Transaction

Chase Mortgage Finance Trust 2007-S3
Attn:  Chris Jackson

Re: Interest Rate Transaction No: [ ]

Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the rate collar transaction (the "Interest Rate Transaction") entered into between JPMorgan Chase Bank, N.A. (the "Derivative Provider") and The Bank of New York Trust Company, N.A., not in its individual capacity, but solely as Paying Agent on behalf of Chase Mortgage Finance Trust 2007-S3 (the "Counterparty") on April 25, 2007. This agreement constitutes a "Confirmation" as referred to in and supplements, forms part of, and is subject to, the ISDA Master Agreement between the parties hereto.

The particular Interest Rate Transaction to which this Confirmation relates is a Rate Collar Transaction, the terms of which are set forth below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. The Interest Rate Transaction relates to the Class 1-A8 Certificates issued pursuant to the Pooling and Servicing Agreement dated as of March 1, 2007 among Chase Mortgage Finance Corporation, as Depositor, The Bank of New York Trust Company, N.A, as Trustee and Paying Agent and JPMorgan Chase Bank, N.A., as Servicer (the "Pooling and Servicing Agreement").

In consideration of the payment of the sum of USD $[ ] (the "Premium") by J.P. Morgan Securities, Inc. on behalf of Chase Home Finance, LLC to the Derivative Provider on or about April 25, 2007 and in consideration of the promise by the Derivative Provider to make payments to the Counterparty in accordance with
Section 2 hereof, the parties hereto agree as follows

13.   Definitions

      a. "Ceiling Rate" means, with respect to any Calculation Period, the rate set forth as the "Ceiling Rate" on the attached Schedule I.

      b. "Floor Rate" means, with respect to any Calculation Period, the rate set forth as the "Strike Rate" on the attached Schedule I.

      c. "Business Day" means any day which is both a New York Business Day and a London Business Day.

                                     U-1-1

      d. "Calculation Period" means, with respect to a Payment Date, the period, as set forth on the attached Schedule I, from the Calculation Period Start Date to but excluding the Calculation Period End Date, and including such Payment Date.

      e.    "Designated Maturity" means 1 month(s).

      f.    "Effective Date" means the first Calculation Period Start Date.

      g. "Floating Rate" means, with respect to a Payment Date, the rate determined by the Derivative Provider to be (i) the per annum rate for deposits in U.S. dollars for a period of the Designated Maturity which appears on the Telerate Page 3750 Screen as of 11:00 a.m., London time, on the day that is two London Business Days prior to the Reset Date of the Calculation Period of such Payment Date (rounded upwards, if necessary, to the nearest 1/100,000 of 1%);
            (ii) if such rate does not appear on the Telerate Page 3750 Screen, the Floating Rate shall be the arithmetic mean (rounded as aforesaid) of the offered quotations obtained by the Derivative Provider from the Reference Banks for deposits in U.S. dollars to leading banks in the London interbank market as of approximately 11:00 a.m., London time, on the day that is two London Business Days prior to the Reset Date of the Calculation Period of such Payment Date; or (iii) if fewer than two Reference Banks provide the Derivative Provider with such quotations, the Floating Rate shall be the rate per annum which the Derivative Provider determines to be the arithmetic mean (rounded as aforesaid) of the offered quotations which leading banks in New York City selected by the Derivative Provider are quoting in the New York interbank market on the Reset Date of the Calculation Period of such Payment Date for deposits in U.S. dollars to the Reference Banks or, if fewer than two such quotations are available, to leading European and Canadian Banks.

      h. "London Business Day" means any day on which banks are open for business in London and on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

      i. "Maximum Derivative Payment Amount" means, for any Payment Date, an amount which the Paying Agent shall calculate in accordance with the Pooling and Servicing Agreement and provide to the Derivative Provider no later than one Business Day prior to each Payment Date.

      j. "New York Business Day" means any day on which banks are not required or authorized by law to close in New York City.

      k. "Notional Principal Amount" means, with respect to any Calculation Period, the notional amount set forth in the attached Schedule I.

      l. "Payment Date" means the day that is two New York business days prior to each Calculation Period End Date, provided that if such Payment Date is not a Business Day, such Payment Date shall be the next preceding Business Day.

      m. "Reference Banks" means four major banks in the London interbank market selected by the Derivative Provider.

      n.    "Reset Date" means the first day of each Calculation Period.

                                     U-1-2

      o. "Telerate Page 3750 Screen" means the display designated as "Page 3750" on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

      p.    "Termination Date" means the last Calculation Period End Date.

14.   Payments

      a. The Derivative Provider agrees, subject to the payment of the Premium, to pay to the Counterparty, on each Payment Date on which the related Floating Rate is determined to be greater than the Floor Rate and less than the Ceiling Rate, an amount equal to the lesser of 1) the Maximum Derivative Payment Amount for such Payment Date and 2) product of (x) the amount by which the Floating Rate exceeds the Floor Rate with respect to the Calculation Period ending on or nearest such Payment Date, (y) the Notional Principal Amount and (z) 30 divided by 360.

      b.    All payments to the Derivative Provider shall be made as follows.

            Payments in USD
            JPMORGAN CHASE BANK NA
            JPMORGAN CHASE BANK NA

      c.    All payments to the Counterparty shall be made as follows:

      Wire Transfer:
            The Bank of New York

            REF: Chase Mortgage Finance Trust 2007-S3 Class 1-A8
            Attn: Chris Jackson/Barbara Rios

15. Notices. Any notices hereunder 1) shall be in writing and hand-delivered or sent by first-class mail, postage prepaid, return receipt requested, and shall be addressed to the intended recipient at its address set forth on the signature page hereof or at such other address as such party shall have last specified by notice to the other party and 2) shall be effective
      (a) if delivered by hand or sent by overnight courier, on the day it is delivered, unless delivery is made after the close of business or on a day that is not a Business Day, in which case such notice will be effective on the next Business Day, or (b) if sent by certified or registered mail or the equivalent (return receipt requested), three Business Days after dispatch.

                                     U-1-3

      All notices and queries to the Derivative Provider should be sent to:
            JPMorgan Chase Bank, N.A. Client Service Group
            Telephone:                           (001) 3026344960
            Facsimile:                           (001) 8888033606
            Please quote the JPMorgan deal number(s): [ ]

      All notices and queries to the Counterparty should be sent to:
      Bank of New York Trust Company, N.A.
      601 Travis 16th Floor
      Houston, Texas 77002

16. Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

17. Assignments. Neither party shall have the right to assign its rights or obligations under this letter agreement without the prior written consent of the other party.

18. Set-off; Counterclaim. All payments under this letter agreement will be made without set-off or counterclaim, except that each party will have the right to set-off, counterclaim or withhold payment in respect of any default by the other party under this letter agreement or under any other agreement between the parties.

19. Each Party's Reliance on its Own Judgment. Each party has entered into this Rate Collar Transaction solely in reliance on its own judgment. Neither party has any fiduciary obligation to the other party relating to this Rate Collar Transaction. In addition, neither party has held itself out as advising, or has held out any of its employees or agents as having the authority to advise, the other party as to whether or not the other party should enter into this Rate Collar Transaction, any subsequent actions relating to this Rate Collar Transaction or any other matters relating to this Rate Collar Transaction. Neither party shall have any responsibility or liability whatsoever in respect of any advice of this nature given, or views expressed, by it or any of such persons to the other party relating to this Rate Collar Transaction, whether or not such advice is given or such views are expressed at the request of the other party.

20. Waiver of Right to Trial by Jury. Each party hereby irrevocably waives any and all rights to trial by jury with respect to any legal proceeding arising out of or relating to this letter agreement or the Rate Collar Transaction.

21. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Rate Collar Transaction is executed and delivered by the Counterparty, not individually or personally but solely as Paying Agent of the Trust, in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended for the purpose of binding only the Trust (c) nothing herein shall be construed as creating any liability on the Counterparty, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties, and (d) under no circumstances shall the Counterparty be personally liable for the payment of any indebtedness or

                                     U-1-4
      expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Rate Collar Transaction.

22. Reporting. Counterparty agrees to deliver, promptly upon request by the Derivative Provider, or with respect to any particular type of report or other document as to which the Derivative Provider has previously made request to receive all reports or documents of that type, promptly upon delivery or receipt of such report or document by the Counterparty, any report or other document required to be delivered by or to the Counterparty under the terms of the Pooling and Servicing Agreement, other than those required to be delivered directly by the Counterparty to the Derivative Provider thereunder.

23. Written confirmation. No later than each Reset Date, the Derivative Provider agrees to deliver to the Counterparty a written confirmation containing the results of the Calculations performed on each Reset Date and the amount which is to be paid to the Counterparty on the next Payment Date.

24.   Compliance with Regulation AB.

      (i) If at any time after the date hereof for so long as the Counterparty is required to file periodic reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to the Certificates, in the reasonable determination made in good faith of Chase Mortgage Finance Corporation the aggregate "significance percentage" (as defined in Regulation AB ("Regulation AB") under the Securities Act of 1933, as amended, and the Exchange Act) of all derivative instruments (contemplated by Item 1115 of Regulation AB) provided by the Derivative Provider and any of its affiliates to the Counterparty is at least 10% but less than 20%, the Derivative Provider shall, subject to subparagraph [(iii)] below, within five
            (5) Business Days following request therefor provide the financial information required under Item 1115(b)(1) of Regulation AB for the Derivative Provider (and for the group of affiliated entities, if applicable) (the "Item 1115(b)(1) Information"). Any such Item 1115(b)(1) Information shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR).

      (ii) If at any time after the date hereof for so long as the Counterparty is required to file periodic reports under the Exchange Act with respect to the Certificates, in the reasonable determination made in good faith of Chase Mortgage Finance Corporation, the aggregate "significance percentage" of all derivative instruments (contemplated by Item 1115 of Regulation AB) provided by the Derivative Provider and any of its affiliates to the Counterparty is at least 20%, the Derivative Provider shall, subject to subparagraph [(iii)] below, within five (5) Business Days following request therefor provide the financial information required under Item 1115(b)(2) of Regulation AB for the Derivative Provider (and for the group of affiliated entities, if applicable) (the "Item 1115(b)(2) Information", and together with the Item 1115(b)(1) Information, the "Additional Information"). Any such Item 1115(b)(2) Information shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). In addition, any such Item 1115(b)(2) Information shall be accompanied by any necessary auditor's consents.

      (iii) If the Derivative Provider is unable to provide any such Additional Information if, as and when required, the Derivative Provider shall, at its option, within ten (10) Business Days following request therefor, (1) promptly post collateral satisfactory to Chase Mortgage Finance Corporation in an amount which is reasonably determined in good faith to be sufficient to reduce the

                                     U-1-5
            aggregate "significance percentage" to (x) in the case of subparagraph (A) above, below 10%, and (y) in the case of subparagraph (B) above, provided the Derivative Provider is able to meet the requirements of subparagraph (A) above, below 20%, in each case pursuant to a [credit support annex] or similar agreement reasonably satisfactory to the Chase Mortgage Finance Corporation, or (2) at the sole expense of the Derivative Provider, without any expense or liability to the Counterparty, transfer or assign its obligations under this Agreement to a substitute counterparty reasonably acceptable to the Counterparty that (x) is able to provide such Additional Information if, as and when required, and
            (y) enters into an agreement similar in form to this Agreement pursuant to which such substitute counterparty agrees to provide the Additional Information if, as and when required.

      (iv) The Derivative Provider's obligation to provide any such Additional Information shall terminate beginning in any such year in which the Counterparty's obligation to file periodic reports under the Exchange Act has terminated.

                                     U-1-6

JPMorgan Chase Bank, N.A.

______________________________________________

Name:  _______________________________________

Title: _______________________________________

Chase Mortgage Finance Trust 2007-S3
By: Bank of New York Trust Company, N.A, not in its individual capacity, but solely as Paying Agent on behalf of Chase Mortgage Finance Trust 2007-S3
      Name:
      Title:

                                     U-1-7

Schedule I

CALCULATION PERIOD START  CALCULATION PERIOD END
         DATE                     DATE             NOTIONAL    STRIKE (%)  CEILING (%)
         ----                     ----             --------    ----------  -----------
April 25, 2007            May 25, 2007           3,000,000.00     5.00        8.75
May 25, 2007              June 25, 2007          3,000,000.00     5.00        8.75
June 25, 2007             July 25, 2007          3,000,000.00     5.00        8.75
July 25, 2007             August 25, 2007        3,000,000.00     5.00        8.75
August 25, 2007           September 25, 2007     3,000,000.00     5.00        8.75
September 25, 2007        October 25, 2007       3,000,000.00     5.00        8.75
October 25, 2007          November 25, 2007      3,000,000.00     5.00        8.75
November 25, 2007         December 25, 2007      3,000,000.00     5.00        8.75
December 25, 2007         January 25, 2008       3,000,000.00     5.00        8.75
January 25, 2008          February 25, 2008      3,000,000.00     5.00        8.75
February 25, 2008         March 25, 2008         3,000,000.00     5.00        8.75
March 25, 2008            April 25, 2008         3,000,000.00     5.00        8.75
April 25, 2008            May 25, 2008           3,000,000.00     5.00        8.75
May 25, 2008              June 25, 2008          3,000,000.00     5.00        8.75
June 25, 2008             July 25, 2008          3,000,000.00     5.00        8.75
July 25, 2008             August 25, 2008        3,000,000.00     5.00        8.75
August 25, 2008           September 25, 2008     3,000,000.00     5.00        8.75
September 25, 2008        October 25, 2008       3,000,000.00     5.00        8.75
October 25, 2008          November 25, 2008      3,000,000.00     5.00        8.75
November 25, 2008         December 25, 2008      3,000,000.00     5.00        8.75
December 25, 2008         January 25, 2009       3,000,000.00     5.00        8.75
January 25, 2009          February 25, 2009      3,000,000.00     5.00        8.75
February 25, 2009         March 25, 2009         3,000,000.00     5.00        8.75
March 25, 2009            April 25, 2009         3,000,000.00     5.00        8.75
April 25, 2009            May 25, 2009           3,000,000.00     5.00        8.75
May 25, 2009              June 25, 2009          3,000,000.00     5.00        8.75
June 25, 2009             July 25, 2009          3,000,000.00     5.00        8.75
July 25, 2009             August 25, 2009        3,000,000.00     5.00        8.75
August 25, 2009           September 25, 2009     3,000,000.00     5.00        8.75
September 25, 2009        October 25, 2009       3,000,000.00     5.00        8.75
October 25, 2009          November 25, 2009      3,000,000.00     5.00        8.75
November 25, 2009         December 25, 2009      3,000,000.00     5.00        8.75
December 25, 2009         January 25, 2010       3,000,000.00     5.00        8.75
January 25, 2010          February 25, 2010      3,000,000.00     5.00        8.75
February 25, 2010         March 25, 2010         3,000,000.00     5.00        8.75
March 25, 2010            April 25, 2010         3,000,000.00     5.00        8.75
Thereafter                                            NA           NA          NA

                                     U-1-8

                                    EXHIBIT V
PLANNED PRINCIPAL BALANCES FOR THE CLASS 1-A16, CLASS 1-A18, CLASS 1-A19, CLASS
          1-A21, CLASS 1-A22, CLASS 1-A23 AND CLASS 1-A24 CERTIFICATES

                                          PLANNED
                                         PRINCIPAL
DISTRIBUTION DATE                       BALANCE ($)
-------------------------------------  --------------
Initial..............................  283,298,000.00
May 25, 2007.........................  282,715,243.96
June 25, 2007........................  282,038,698.12
July 25, 2007........................  281,268,573.96
August 25, 2007......................  280,405,075.73
September 25, 2007...................  279,448,455.80
October 25, 2007.....................  278,399,014.61
November 25, 2007....................  277,257,100.56
December 25, 2007....................  276,023,109.91
January 25, 2008.....................  274,697,486.62
February 25, 2008....................  273,280,722.11
March 25, 2008.......................  271,773,355.03
April 25, 2008.......................  270,175,970.97
May 25, 2008.........................  268,489,202.11
June 25, 2008........................  266,713,726.90
July 25, 2008........................  264,850,269.57
August 25, 2008......................  262,899,599.74
September 25, 2008...................  260,862,531.90
October 25, 2008.....................  258,739,924.88
November 25, 2008....................  256,532,681.28
December 25, 2008....................  254,241,746.87
January 25, 2009.....................  251,868,109.93
February 25, 2009....................  249,412,804.24
March 25, 2009.......................  246,876,999.26
April 25, 2009.......................  244,261,864.06
May 25, 2009.........................  241,568,620.08
June 25, 2009........................  238,798,532.78
July 25, 2009........................  235,953,278.85
August 25, 2009......................  233,038,447.71
September 25, 2009...................  230,080,788.28
October 25, 2009.....................  227,118,259.61
November 25, 2009....................  224,171,117.27
December 25, 2009....................  221,239,283.28
January 25, 2010.....................  218,322,680.05
February 25, 2010....................  215,421,230.43
March 25, 2010.......................  212,534,857.62
April 25, 2010.......................  209,663,485.28
May 25, 2010.........................  206,807,037.43
June 25, 2010........................  203,965,438.49
July 25, 2010........................  201,138,613.29
August 25, 2010......................  198,326,487.04
September 25, 2010...................  195,528,985.36
October 25, 2010.....................  192,746,034.24
November 25, 2010....................  189,977,560.06
December 25, 2010....................  187,223,489.60
January 25, 2011.....................  184,483,750.00
February 25, 2011....................  181,758,268.79
March 25, 2011.......................  179,046,973.90
April 25, 2011.......................  176,349,793.61
May 25, 2011.........................  173,666,656.59
June 25, 2011........................  170,997,491.87
July 25, 2011........................  168,342,228.88
August 25, 2011......................  165,700,797.39
September 25, 2011...................  163,073,127.55
October 25, 2011.....................  160,459,149.87
November 25, 2011....................  157,858,795.25
December 25, 2011....................  155,271,994.92
January 25, 2012.....................  152,698,680.49
February 25, 2012....................  150,138,783.92
March 25, 2012.......................  147,592,237.52
April 25, 2012.......................  145,058,973.98
May 25, 2012.........................  142,681,668.63
June 25, 2012........................  140,317,299.63
July 25, 2012........................  137,965,800.92
August 25, 2012......................  135,627,106.77
September 25, 2012...................  133,301,151.82
October 25, 2012.....................  130,987,871.04
November 25, 2012....................  128,687,199.74
December 25, 2012....................  126,399,073.58
January 25, 2013.....................  124,123,428.55
February 25, 2013....................  121,860,200.98
March 25, 2013.......................  119,609,327.54
April 25, 2013.......................  117,370,745.22
May 25, 2013.........................  115,190,577.88
June 25, 2013........................  113,022,390.35
July 25, 2013........................  110,866,120.94
August 25, 2013......................  108,721,708.28
September 25, 2013...................  106,589,091.33
October 25, 2013.....................  104,468,209.36
November 25, 2013....................  102,359,001.98
December 25, 2013....................  100,261,409.09
January 25, 2014.....................   98,175,370.94
February 25, 2014....................   96,100,828.08
March 25, 2014.......................   94,037,721.36
April 25, 2014.......................   91,985,991.96
May 25, 2014.........................   90,034,862.90
June 25, 2014........................   88,094,466.09
July 25, 2014........................   86,164,745.25
August 25, 2014......................   84,245,644.38
September 25, 2014...................   82,342,016.74
October 25, 2014.....................   80,476,000.80
November 25, 2014....................   78,646,909.69
December 25, 2014....................   76,854,068.55
January 25, 2015.....................   75,096,814.31
February 25, 2015....................   73,374,495.50
March 25, 2015.......................   71,686,472.04
April 25, 2015.......................   70,032,115.06
May 25, 2015.........................   68,605,735.28
June 25, 2015........................   67,206,716.61
July 25, 2015........................   65,834,556.36

                                           PLANNED
                                          PRINCIPAL
DISTRIBUTION DATE                        BALANCE ($)
-------------------------------------  --------------
August 25, 2015......................   64,488,760.81
September 25, 2015...................   63,168,845.03
October 25, 2015.....................   61,874,332.74
November 25, 2015....................   60,604,756.17
December 25, 2015....................   59,359,655.87
January 25, 2016.....................   58,138,580.64
February 25, 2016....................   56,941,087.30
March 25, 2016.......................   55,766,740.60
April 25, 2016.......................   54,615,113.09
May 25, 2016.........................   53,642,156.18
June 25, 2016........................   52,686,017.79
July 25, 2016........................   51,746,412.48
August 25, 2016......................   50,823,059.58
September 25, 2016...................   49,915,683.15
October 25, 2016.....................   49,024,011.87
November 25, 2016....................   48,147,778.97
December 25, 2016....................   47,286,722.15
January 25, 2017.....................   46,440,479.74
February 25, 2017....................   45,607,856.74
March 25, 2017.......................   44,782,855.02
April 25, 2017.......................   43,961,404.31
May 25, 2017.........................   43,149,809.25
June 25, 2017........................   42,352,533.02
July 25, 2017........................   41,569,329.56
August 25, 2017......................   40,799,956.96
September 25, 2017...................   40,044,177.41
October 25, 2017.....................   39,301,757.13
November 25, 2017....................   38,572,466.27
December 25, 2017....................   37,856,078.90
January 25, 2018.....................   37,152,372.90
February 25, 2018....................   36,461,129.89
March 25, 2018.......................   35,782,135.23
April 25, 2018.......................   35,115,177.87
May 25, 2018.........................   34,460,050.36
June 25, 2018........................   33,816,548.76
July 25, 2018........................   33,184,472.59
August 25, 2018......................   32,563,624.76
September 25, 2018...................   31,953,811.51
October 25, 2018.....................   31,354,842.39
November 25, 2018....................   30,766,530.16
December 25, 2018....................   30,188,690.77
January 25, 2019.....................   29,621,143.27
February 25, 2019....................   29,063,709.80
March 25, 2019.......................   28,516,215.51
April 25, 2019.......................   27,978,488.52
May 25, 2019.........................   27,450,359.86
June 25, 2019........................   26,931,663.45
July 25, 2019........................   26,422,236.00
August 25, 2019......................   25,921,917.02
September 25, 2019...................   25,430,548.73
October 25, 2019.....................   24,947,976.05
November 25, 2019....................   24,474,046.50
December 25, 2019....................   24,008,610.24
January 25, 2020.....................   23,551,519.93
February 25, 2020....................   23,102,630.78
March 25, 2020.......................   22,661,800.43
April 25, 2020.......................   22,228,888.96
May 25, 2020.........................   21,803,758.82
June 25, 2020........................   21,386,274.81
July 25, 2020........................   20,976,304.02
August 25, 2020......................   20,573,715.83
September 25, 2020...................   20,178,381.81
October 25, 2020.....................   19,790,175.74
November 25, 2020....................   19,408,973.55
December 25, 2020....................   19,034,653.27
January 25, 2021.....................   18,667,095.03
February 25, 2021....................   18,306,180.99
March 25, 2021.......................   17,951,795.33
April 25, 2021.......................   17,603,824.19
May 25, 2021.........................   17,262,155.66
June 25, 2021........................   16,926,679.75
July 25, 2021........................   16,597,288.34
August 25, 2021......................   16,273,875.15
September 25, 2021...................   15,956,335.73
October 25, 2021.....................   15,644,567.41
November 25, 2021....................   15,338,469.25
December 25, 2021....................   15,037,942.08
January 25, 2022.....................   14,742,888.38
February 25, 2022....................   14,453,212.34
March 25, 2022.......................   14,168,819.75
April 25, 2022.......................   13,889,618.04
May 25, 2022.........................   13,615,516.22
June 25, 2022........................   13,346,424.84
July 25, 2022........................   13,082,255.99
August 25, 2022......................   12,822,923.28
September 25, 2022...................   12,568,341.78
October 25, 2022.....................   12,318,428.04
November 25, 2022....................   12,073,100.01
December 25, 2022....................   11,832,277.06
January 25, 2023.....................   11,595,879.95
February 25, 2023....................   11,363,830.79
March 25, 2023.......................   11,136,053.04
April 25, 2023.......................   10,912,471.45
May 25, 2023.........................   10,693,012.08
June 25, 2023........................   10,477,602.25
July 25, 2023........................   10,266,170.55

                                           PLANNED
                                          PRINCIPAL
DISTRIBUTION DATE                        BALANCE ($)
-------------------------------------  --------------
August 25, 2023......................   10,058,646.77
September 25, 2023...................    9,854,961.91
October 25, 2023.....................    9,655,048.17
November 25, 2023....................    9,458,838.91
December 25, 2023....................    9,266,268.64
January 25, 2024.....................    9,077,272.98
February 25, 2024....................    8,891,788.68
March 25, 2024.......................    8,709,753.57
April 25, 2024.......................    8,531,106.54
May 25, 2024.........................    8,355,787.56
June 25, 2024........................    8,183,737.60
July 25, 2024........................    8,014,898.67
August 25, 2024......................    7,849,213.78
September 25, 2024...................    7,686,626.91
October 25, 2024.....................    7,527,083.02
November 25, 2024....................    7,370,528.01
December 25, 2024....................    7,216,908.72
January 25, 2025.....................    7,066,172.91
February 25, 2025....................    6,918,269.22
March 25, 2025.......................    6,773,147.21
April 25, 2025.......................    6,630,757.30
May 25, 2025.........................    6,491,050.76
June 25, 2025........................    6,353,979.71
July 25, 2025........................    6,219,497.08
August 25, 2025......................    6,087,556.66
September 25, 2025...................    5,958,112.98
October 25, 2025.....................    5,831,121.41
November 25, 2025....................    5,706,538.05
December 25, 2025....................    5,584,319.81
January 25, 2026.....................    5,464,424.29
February 25, 2026....................    5,346,809.88
March 25, 2026.......................    5,231,435.64
April 25, 2026.......................    5,118,261.39
May 25, 2026.........................    5,007,247.61
June 25, 2026........................    4,898,355.48
July 25, 2026........................    4,791,546.87
August 25, 2026......................    4,686,786.59
September 25, 2026...................    4,584,097.66
October 25, 2026.....................    4,483,418.25
November 25, 2026....................    4,384,720.41
December 25, 2026....................    4,287,947.14
January 25, 2027.....................    4,193,111.67
February 25, 2027....................    4,100,193.61
March 25, 2027.......................    4,009,103.15
April 25, 2027.......................    3,919,771.78
May 25, 2027.........................    3,832,167.69
June 25, 2027........................    3,746,259.64
July 25, 2027........................    3,662,016.92
August 25, 2027......................    3,579,409.37
September 25, 2027...................    3,498,407.35
October 25, 2027.....................    3,418,981.74
November 25, 2027....................    3,341,103.92
December 25, 2027....................    3,264,745.78
January 25, 2028.....................    3,189,879.70
February 25, 2028....................    3,116,478.54
March 25, 2028.......................    3,044,515.63
April 25, 2028.......................    2,973,964.78
May 25, 2028.........................    2,904,800.25
June 25, 2028........................    2,836,996.75
July 25, 2028........................    2,770,529.44
August 25, 2028......................    2,705,373.90
September 25, 2028...................    2,641,506.15
October 25, 2028.....................    2,578,902.65
November 25, 2028....................    2,517,540.23
December 25, 2028....................    2,457,396.16
January 25, 2029.....................    2,398,448.09
February 25, 2029....................    2,340,674.09
March 25, 2029.......................    2,284,052.58
April 25, 2029.......................    2,228,562.39
May 25, 2029.........................    2,174,182.71
June 25, 2029........................    2,120,893.08
July 25, 2029........................    2,068,673.43
August 25, 2029......................    2,017,504.03
September 25, 2029...................    1,967,365.50
October 25, 2029.....................    1,918,238.79
November 25, 2029....................    1,870,105.20
December 25, 2029....................    1,822,946.37
January 25, 2030.....................    1,776,744.23
February 25, 2030....................    1,731,481.07
March 25, 2030.......................    1,687,139.45
April 25, 2030.......................    1,643,702.29
May 25, 2030.........................    1,601,152.76
June 25, 2030........................    1,559,474.37
July 25, 2030........................    1,518,650.89
August 25, 2030......................    1,478,666.40
September 25, 2030...................    1,439,505.25
October 25, 2030.....................    1,401,152.08
November 25, 2030....................    1,363,591.78
December 25, 2030....................    1,326,809.54
January 25, 2031.....................    1,290,790.79
February 25, 2031....................    1,255,521.21
March 25, 2031.......................    1,220,986.78
April 25, 2031.......................    1,187,173.67
May 25, 2031.........................    1,154,068.34
June 25, 2031........................    1,121,657.48
July 25, 2031........................    1,089,928.01

                                           PLANNED
                                          PRINCIPAL
DISTRIBUTION DATE                        BALANCE ($)
-------------------------------------  --------------
August 25, 2031......................    1,058,867.08
September 25, 2031...................    1,028,462.09
October 25, 2031.....................      998,700.64
November 25, 2031....................      969,570.57
December 25, 2031....................      941,059.93
January 25, 2032.....................      913,156.99
February 25, 2032....................      885,850.21
March 25, 2032.......................      859,128.29
April 25, 2032.......................      833,001.93
May 25, 2032.........................      807,437.79
June 25, 2032........................      782,425.16
July 25, 2032........................      757,953.52
August 25, 2032......................      734,012.55
September 25, 2032...................      710,592.10
October 25, 2032.....................      687,682.21
November 25, 2032....................      665,273.11
December 25, 2032....................      643,355.18
January 25, 2033.....................      621,919.00
February 25, 2033....................      600,955.30
March 25, 2033.......................      580,455.00
April 25, 2033.......................      560,409.15
May 25, 2033.........................      540,809.00
June 25, 2033........................      521,645.92
July 25, 2033........................      502,911.47
August 25, 2033......................      484,597.35
September 25, 2033...................      466,695.39
October 25, 2033.....................      449,197.61
November 25, 2033....................      432,096.13
December 25, 2033....................      415,383.25
January 25, 2034.....................      399,051.38
February 25, 2034....................      383,093.09
March 25, 2034.......................      367,501.08
April 25, 2034.......................      352,268.17
May 25, 2034.........................      337,387.33
June 25, 2034........................      322,851.64
July 25, 2034........................      308,654.32
August 25, 2034......................      294,788.70
September 25, 2034...................      281,248.25
October 25, 2034.....................      268,026.55
November 25, 2034....................      255,117.29
December 25, 2034....................      242,514.28
January 25, 2035.....................      230,211.45
February 25, 2035....................      218,202.84
March 25, 2035.......................      206,482.59
April 25, 2035.......................      195,044.96
May 25, 2035.........................      183,884.31
June 25, 2035........................      172,995.09
July 25, 2035........................      162,371.88
August 25, 2035......................      152,009.33
September 25, 2035...................      141,902.22
October 25, 2035.....................      132,045.40
November 25, 2035....................      122,433.82
December 25, 2035....................      113,062.54
January 25, 2036.....................      103,926.70
February 25, 2036....................       95,021.51
March 25, 2036.......................       86,342.31
April 25, 2036.......................       77,884.49
May 25, 2036.........................       69,643.54
June 25, 2036........................       61,615.05
July 25, 2036........................       53,794.66
August 25, 2036......................       46,178.11
September 25, 2036...................       38,761.22
October 25, 2036.....................       31,539.87
November 25, 2036....................       24,510.06
December 25, 2036....................       17,670.58
January 25, 2037.....................       11,038.19
February 25, 2037....................        4,874.79
March 25, 2037.......................          672.78
April 25, 2037.......................            0.00

                                    EXHIBIT W
   TARGETED PRINCIPAL BALANCES FOR THE CLASS 1-A1 AND CLASS 1-A3 CERTIFICATES

                                         TARGETED
                                         PRINCIPAL
DISTRIBUTION DATE                       BALANCE ($)
-------------------------------------  --------------
Initial..............................  185,025,000.00
May 25, 2007.........................  184,289,794.04
June 25, 2007........................  183,649,139.94
July 25, 2007........................  183,102,875.16
August 25, 2007......................  182,650,789.06
September 25, 2007...................  182,292,622.89
October 25, 2007.....................  182,028,069.81
November 25, 2007....................  181,856,775.00
December 25, 2007....................  181,778,335.79
January 25, 2008.....................  181,766,484.81
February 25, 2008....................  181,754,574.58
March 25, 2008.......................  181,742,604.79
April 25, 2008.......................  181,730,575.16
May 25, 2008.........................  181,718,485.38
June 25, 2008........................  181,706,335.15
July 25, 2008........................  181,694,124.17
August 25, 2008......................  181,681,852.13
September 25, 2008...................  181,669,518.73
October 25, 2008.....................  181,657,123.67
November 25, 2008....................  181,644,666.63
December 25, 2008....................  181,632,147.31
January 25, 2009.....................  181,619,565.38
February 25, 2009....................  181,606,920.55
March 25, 2009.......................  181,594,212.50
April 25, 2009.......................  181,581,440.90
May 25, 2009.........................  181,568,605.45
June 25, 2009........................  181,555,705.82
July 25, 2009........................  181,542,741.69
August 25, 2009......................  181,529,712.74
September 25, 2009...................  181,516,618.65
October 25, 2009.....................  181,503,459.09
November 25, 2009....................  181,490,233.72
December 25, 2009....................  181,476,942.23
January 25, 2010.....................  181,463,584.29
February 25, 2010....................  181,450,159.55
March 25, 2010.......................  181,436,667.69
April 25, 2010.......................  181,423,108.37
May 25, 2010.........................  181,409,481.26
June 25, 2010........................  181,395,786.01
July 25, 2010........................  181,382,022.28
August 25, 2010......................  181,368,189.73
September 25, 2010...................  181,354,288.02
October 25, 2010.....................  181,340,316.81
November 25, 2010....................  181,326,275.73
December 25, 2010....................  181,312,164.45
January 25, 2011.....................  181,297,982.62
February 25, 2011....................  181,283,729.87
March 25, 2011.......................  181,269,405.87
April 25, 2011.......................  181,255,010.24
May 25, 2011.........................  181,240,542.63
June 25, 2011........................  181,226,002.69
July 25, 2011........................  181,211,390.04
August 25, 2011......................  181,196,704.33
September 25, 2011...................  181,181,945.20
October 25, 2011.....................  181,167,112.27
November 25, 2011....................  181,152,205.17
December 25, 2011....................  181,137,223.54
January 25, 2012.....................  181,122,167.00
February 25, 2012....................  181,107,035.18
March 25, 2012.......................  181,091,827.69
April 25, 2012.......................  181,076,544.18
May 25, 2012.........................  181,061,184.24
June 25, 2012........................  181,045,747.50
July 25, 2012........................  181,030,233.58
August 25, 2012......................  181,014,642.09
September 25, 2012...................  180,998,972.65
October 25, 2012.....................  180,983,224.85
November 25, 2012....................  180,967,398.32
December 25, 2012....................  180,951,492.65
January 25, 2013.....................  180,935,507.46
February 25, 2013....................  180,919,442.34
March 25, 2013.......................  180,903,296.89
April 25, 2013.......................  180,887,070.72
May 25, 2013.........................  180,870,763.41
June 25, 2013........................  180,854,374.57
July 25, 2013........................  180,837,903.79
August 25, 2013......................  180,821,350.65
September 25, 2013...................  180,804,714.75
October 25, 2013.....................  180,787,995.66
November 25, 2013....................  180,771,192.98
December 25, 2013....................  180,754,306.29
January 25, 2014.....................  180,737,335.16
February 25, 2014....................  180,720,279.18
March 25, 2014.......................  180,703,137.92
April 25, 2014.......................  180,685,910.95
May 25, 2014.........................  180,668,597.85
June 25, 2014........................  180,651,198.18
July 25, 2014........................  180,633,711.52
August 25, 2014......................  180,616,137.42
September 25, 2014...................  180,598,475.45

                                         TARGETED
                                         PRINCIPAL
DISTRIBUTION DATE                       BALANCE ($)
-------------------------------------  --------------
October 25, 2014.....................  180,580,725.16
November 25, 2014....................  180,562,886.13
December 25, 2014....................  180,544,957.91
January 25, 2015.....................  180,526,940.04
February 25, 2015....................  180,508,832.08
March 25, 2015.......................  180,490,633.58
April 25, 2015.......................  180,472,344.09
May 25, 2015.........................  180,453,963.16
June 25, 2015........................  180,435,490.32
July 25, 2015........................  180,416,925.11
August 25, 2015......................  180,398,267.08
September 25, 2015...................  180,379,515.75
October 25, 2015.....................  180,360,670.68
November 25, 2015....................  180,341,731.37
December 25, 2015....................  180,322,697.37
January 25, 2016.....................  180,303,568.20
February 25, 2016....................  180,284,343.38
March 25, 2016.......................  180,265,022.44
April 25, 2016.......................  180,245,604.90
May 25, 2016.........................  180,226,090.26
June 25, 2016........................  180,206,478.06
July 25, 2016........................  180,186,767.79
August 25, 2016......................  180,166,958.97
September 25, 2016...................  180,147,051.11
October 25, 2016.....................  180,127,043.71
November 25, 2016....................  180,106,936.27
December 25, 2016....................  180,086,728.29
January 25, 2017.....................  180,066,419.28
February 25, 2017....................  180,046,008.72
March 25, 2017.......................  180,025,496.10
April 25, 2017.......................  180,004,880.92
May 25, 2017.........................  179,984,162.67
June 25, 2017........................  179,963,340.83
July 25, 2017........................  179,942,414.87
August 25, 2017......................  179,921,384.29
September 25, 2017...................  179,900,248.55
October 25, 2017.....................  179,879,007.14
November 25, 2017....................  179,857,659.52
December 25, 2017....................  179,836,205.16
January 25, 2018.....................  179,814,643.53
February 25, 2018....................  179,792,974.09
March 25, 2018.......................  179,771,196.30
April 25, 2018.......................  179,749,309.62
May 25, 2018.........................  179,727,313.51
June 25, 2018........................  179,705,207.42
July 25, 2018........................  179,682,990.80
August 25, 2018......................  179,660,663.10
September 25, 2018...................  179,638,223.76
October 25, 2018.....................  179,615,672.22
November 25, 2018....................  179,593,007.92
December 25, 2018....................  179,570,230.30
January 25, 2019.....................  179,547,338.80
February 25, 2019....................  179,524,332.83
March 25, 2019.......................  179,501,211.84
April 25, 2019.......................  179,477,975.24
May 25, 2019.........................  179,454,622.46
June 25, 2019........................  179,431,152.92
July 25, 2019........................  179,407,566.02
August 25, 2019......................  179,383,861.20
September 25, 2019...................  179,360,037.84
October 25, 2019.....................  179,336,095.38
November 25, 2019....................  179,312,033.19
December 25, 2019....................  179,287,850.70
January 25, 2020.....................  179,263,547.30
February 25, 2020....................  179,239,122.38
March 25, 2020.......................  179,214,575.33
April 25, 2020.......................  179,189,905.55
May 25, 2020.........................  179,165,112.42
June 25, 2020........................  179,140,195.33
July 25, 2020........................  179,115,153.65
August 25, 2020......................  179,089,986.76
September 25, 2020...................  179,064,694.03
October 25, 2020.....................  179,039,274.84
November 25, 2020....................  179,013,728.56
December 25, 2020....................  178,988,054.55
January 25, 2021.....................  178,962,252.16
February 25, 2021....................  178,936,320.76
March 25, 2021.......................  178,910,259.71
April 25, 2021.......................  178,884,068.35
May 25, 2021.........................  178,857,746.04
June 25, 2021........................  178,831,292.11
July 25, 2021........................  178,804,705.91
August 25, 2021......................  178,777,986.78
September 25, 2021...................  178,751,134.06
October 25, 2021.....................  178,724,147.07
November 25, 2021....................  178,697,025.15
December 25, 2021....................  178,669,767.62
January 25, 2022.....................  178,642,373.80
February 25, 2022....................  178,614,843.01
March 25, 2022.......................  178,587,174.57

                                         TARGETED
                                         PRINCIPAL
DISTRIBUTION DATE                       BALANCE ($)
-------------------------------------  --------------
April 25, 2022.......................  178,559,367.78
May 25, 2022.........................  178,531,421.97
June 25, 2022........................  178,503,336.42
July 25, 2022........................  178,475,110.44
August 25, 2022......................  178,446,743.34
September 25, 2022...................  178,418,234.40
October 25, 2022.....................  178,389,582.91
November 25, 2022....................  178,360,788.17
December 25, 2022....................  178,331,849.45
January 25, 2023.....................  178,302,766.04
February 25, 2023....................  178,273,537.21
March 25, 2023.......................  178,244,162.24
April 25, 2023.......................  178,214,640.39
May 25, 2023.........................  178,184,970.94
June 25, 2023........................  178,155,153.14
July 25, 2023........................  178,125,186.24
August 25, 2023......................  178,095,069.52
September 25, 2023...................  178,064,802.21
October 25, 2023.....................  178,034,383.56
November 25, 2023....................  178,003,812.82
December 25, 2023....................  177,973,089.23
January 25, 2024.....................  177,942,212.02
February 25, 2024....................  177,911,180.42
March 25, 2024.......................  177,879,993.66
April 25, 2024.......................  177,848,650.97
May 25, 2024.........................  177,817,151.57
June 25, 2024........................  177,785,494.67
July 25, 2024........................  177,753,679.49
August 25, 2024......................  177,721,705.23
September 25, 2024...................  177,689,571.10
October 25, 2024.....................  177,657,276.29
November 25, 2024....................  177,624,820.02
December 25, 2024....................  177,592,201.46
January 25, 2025.....................  177,559,419.81
February 25, 2025....................  177,526,474.25
March 25, 2025.......................  177,493,363.97
April 25, 2025.......................  177,460,088.13
May 25, 2025.........................  177,426,645.91
June 25, 2025........................  177,393,036.48
July 25, 2025........................  177,359,259.01
August 25, 2025......................  177,325,312.65
September 25, 2025...................  177,291,196.55
October 25, 2025.....................  177,256,909.88
November 25, 2025....................  177,222,451.77
December 25, 2025....................  177,187,821.37
January 25, 2026.....................  177,153,017.82
February 25, 2026....................  177,118,040.25
March 25, 2026.......................  177,082,887.79
April 25, 2026.......................  176,151,884.37
May 25, 2026.........................  174,899,145.55
June 25, 2026........................  173,642,622.51
July 25, 2026........................  172,382,341.27
August 25, 2026......................  171,118,425.62
September 25, 2026...................  169,853,452.68
October 25, 2026.....................  168,586,438.82
November 25, 2026....................  167,317,783.33
December 25, 2026....................  166,046,625.39
January 25, 2027.....................  164,775,057.83
February 25, 2027....................  163,503,768.51
March 25, 2027.......................  162,230,456.17
April 25, 2027.......................  160,953,636.61
May 25, 2027.........................  159,673,329.36
June 25, 2027........................  158,389,553.32
July 25, 2027........................  157,102,326.83
August 25, 2027......................  155,811,667.65
September 25, 2027...................  154,517,592.96
October 25, 2027.....................  153,220,119.42
November 25, 2027....................  151,919,263.11
December 25, 2027....................  150,615,039.59
January 25, 2028.....................  149,307,463.87
February 25, 2028....................  147,996,550.47
March 25, 2028.......................  146,682,313.38
April 25, 2028.......................  145,364,766.08
May 25, 2028.........................  144,043,921.54
June 25, 2028........................  142,719,792.27
July 25, 2028........................  141,392,390.28
August 25, 2028......................  140,061,727.12
September 25, 2028...................  138,727,813.84
October 25, 2028.....................  137,390,661.05
November 25, 2028....................  136,050,278.92
December 25, 2028....................  134,706,677.15
January 25, 2029.....................  133,359,865.02
February 25, 2029....................  132,009,851.34
March 25, 2029.......................  130,656,644.54
April 25, 2029.......................  129,300,252.60
May 25, 2029.........................  127,940,683.09
June 25, 2029........................  126,577,943.18
July 25, 2029........................  125,212,039.65
August 25, 2029......................  123,842,978.84
September 25, 2029...................  122,470,766.75
October 25, 2029.....................  121,095,408.97
November 25, 2029....................  119,716,910.73

                                         TARGETED
                                         PRINCIPAL
DISTRIBUTION DATE                       BALANCE ($)
-------------------------------------  --------------
December 25, 2029....................  118,335,276.84
January 25, 2030.....................  116,950,511.81
February 25, 2030....................  115,562,619.74
March 25, 2030.......................  114,171,604.41
April 25, 2030.......................  112,777,469.19
May 25, 2030.........................  111,380,217.18
June 25, 2030........................  109,979,851.07
July 25, 2030........................  108,576,373.27
August 25, 2030......................  107,169,785.82
September 25, 2030...................  105,760,090.44
October 25, 2030.....................  104,347,288.55
November 25, 2030....................  102,931,381.24
December 25, 2030....................  101,512,369.26
January 25, 2031.....................  100,090,253.10
February 25, 2031....................   98,665,032.93
March 25, 2031.......................   97,236,708.57
April 25, 2031.......................   95,805,279.64
May 25, 2031.........................   94,370,745.39
June 25, 2031........................   92,933,104.80
July 25, 2031........................   91,492,356.59
August 25, 2031......................   90,048,499.20
September 25, 2031...................   88,601,530.75
October 25, 2031.....................   87,151,449.14
November 25, 2031....................   85,698,251.98
December 25, 2031....................   84,241,936.61
January 25, 2032.....................   82,782,500.12
February 25, 2032....................   81,319,939.33
March 25, 2032.......................   79,854,250.82
April 25, 2032.......................   78,387,744.88
May 25, 2032.........................   76,918,109.19
June 25, 2032........................   75,445,339.60
July 25, 2032........................   73,969,431.72
August 25, 2032......................   72,490,380.91
September 25, 2032...................   71,008,182.31
October 25, 2032.....................   69,522,830.82
November 25, 2032....................   68,034,321.11
December 25, 2032....................   66,542,647.64
January 25, 2033.....................   65,047,804.63
February 25, 2033....................   63,549,786.10
March 25, 2033.......................   62,048,585.81
April 25, 2033.......................   60,544,197.38
May 25, 2033.........................   59,036,614.13
June 25, 2033........................   57,525,829.25
July 25, 2033........................   56,011,835.67
August 25, 2033......................   54,494,626.14
September 25, 2033...................   52,974,193.21
October 25, 2033.....................   51,450,529.21
November 25, 2033....................   49,923,626.30
December 25, 2033....................   48,393,476.43
January 25, 2034.....................   46,860,071.38
February 25, 2034....................   45,323,402.69
March 25, 2034.......................   43,783,461.76
April 25, 2034.......................   42,240,239.79
May 25, 2034.........................   40,693,727.79
June 25, 2034........................   39,143,916.60
July 25, 2034........................   37,590,796.87
August 25, 2034......................   36,034,359.09
September 25, 2034...................   34,474,593.55
October 25, 2034.....................   32,911,490.36
November 25, 2034....................   31,345,039.51
December 25, 2034....................   29,775,230.78
January 25, 2035.....................   28,202,053.78
February 25, 2035....................   26,625,497.96
March 25, 2035.......................   25,045,552.62
April 25, 2035.......................   23,462,206.87
May 25, 2035.........................   21,875,449.69
June 25, 2035........................   20,285,269.88
July 25, 2035........................   18,691,656.09
August 25, 2035......................   17,094,596.81
September 25, 2035...................   15,494,080.36
October 25, 2035.....................   13,890,094.95
November 25, 2035....................   12,282,628.59
December 25, 2035....................   10,671,669.17
January 25, 2036.....................    9,057,204.41
February 25, 2036....................    7,439,221.92
March 25, 2036.......................    5,817,709.11
April 25, 2036.......................    4,192,653.29
May 25, 2036.........................    2,564,041.61
June 25, 2036........................      931,861.05
July 25, 2036........................            0.00

                                   SCHEDULE X

                     ITEM ON FORM 8-K                                             PARTY RESPONSIBLE
*Item 1.01- Entry into a Material Definitive Agreement       All parties
*Item 1.02- Termination of a Material Definitive Agreement   All parties
Item 1.03- Bankruptcy or Receivership                        Depositor
Item 2.04- Triggering Events that Accelerate or Increase a   Depositor
Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement
*Item 3.03- Material Modification to Rights of Security      Depositor, Servicer
Holders
Item 5.03- Amendments of Articles of Incorporation or        Depositor
Bylaws; Change of Fiscal Year
Item 6.01- ABS Informational and Computational Material      Depositor
*Item 6.02- Change of Servicer or Trustee                    Servicer, Trustee (as to change of Trustee only), Paying
                                                             Agent (as to change of Paying Agent only)
*Item 6.03- Change in Credit Enhancement or External         Depositor
Support
*Item 6.04- Failure to Make a Required Distribution          Paying Agent
Item 6.05- Securities Act Updating Disclosure                Depositor
Item 7.01- Reg FD Disclosure                                 Depositor
Item 8.01                                                    Depositor
Item 9.01                                                    Depositor

                                   SCHEDULE Y

                    ITEM ON FORM 10-D                                         PARTY RESPONSIBLE
Item 1: Distribution and Pool Performance Information    Paying Agent through the Item 602 statement based on
Plus any information required by Item 1121 which is NOT  information provided to it by the Servicer Servicer included on the monthly statement to Certificateholders
Item 2: Legal Proceedings per Item 1117 of Reg AB        All parties to the PSA (as to themselves), the
                                                         depositor/trustee/paying agent/servicer (to the extent known)
                                                         as to the issuing entity, the depositor/servicer as to the sponsor, 1106(b) originator and any 1100(d)(1) party
Item 3:  Sale of Securities and Use of Proceeds          Depositor
Item 4:  Defaults Upon Senior Securities                 Servicer, Paying Agent (except as to 9.01(b) or (d)) and
                                                         Trustee (to the extent of knowledge thereof)
Item 5:  Submission of Matters to a Vote of Security     Depositor, Paying Agent (to the extent it is submitting a
Holders                                                  matter to vote) and the Trustee (to the extent it is
                                                         submitting a matter to vote)
Item 6:  Significant Obligors of Pool Assets             Depositor/Sponsor/Mortgage Loan Seller/ Servicer
Item 7:  Significant Enhancement Provider Information    Depositor/Sponsor
Item 8:  Other Information                               Servicer, Paying Agent and any other party responsible for disclosure items on Form 10-D
Item 9:  Exhibits                                        Servicer

                                   SCHEDULE Z

                    ITEM ON FORM 10-K                                  PARTY RESPONSIBLE
Item 1B: Unresolved Staff Comments                  Depositor

*Item 9B:  Other Information                        Servicer, Paying Agent and any other party responsible
                                                    for disclosure items on Form 8-K
*Item 15:  Exhibits, Financial Statement Schedules  Servicer/subservicers/Depositor
*Additional Item:                                   All parties to the PSA (as to themselves), the
                                                    Depositor/Trustee/Paying Agent/Servicer (to the extent
Disclosure per Item 1117 of Reg AB                  known) as to the issuing entity, the
                                                    depositor/servicer as to the sponsor, 1106(b)
                                                    originator, any 1100(d)(1) party
*Additional Item:                                   All parties to the PSA, the sponsor, originator,
Disclosure per Item 1119 of Reg AB                  significant obligor, enhancement or support provider
Additional Item:                                    Depositor/Sponsor/Mortgage Loan Seller/Servicer
Disclosure per Item 1112(b) of Reg AB
Additional Item:                                    Depositor/Sponsor
Disclosure per Items 1114(b) and 1115(b) of Reg AB

                                      Z-1